SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. 2)

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Preliminary Proxy Statement

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Confidential, for Use of the Commission

Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

GLOBAL ENTERTAINMENT HOLDINGS/EQUITIES, INC.

(Name of Registrant as Specified In Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Title of each class of securities to which transaction applies: _____

(2)

Aggregate number of securities to which transaction applies: _____

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
$_____ per share as determined under Rule 0-11 under the Exchange Act.

(4)

Proposed maximum aggregate value of transaction: $_____

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Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Global Entertainment Holdings/Equities, Inc.

703 Waterford Way, Suite 690

Miami, Florida 33126

NOTICE OF SPECIAL MEETING

TO BE HELD ON August __, 2006

Dear Shareholder:

You are cordially invited to attend the special meeting of the Shareholders of Global Entertainment Holdings/Equities, Inc. (hereinafter referred to as the “Company” or “Global Entertainment”), to be held on August     , 2006 at 9 a.m. (EDT) at 703 Waterford Way, Suite 690, Miami, Florida, for the following purposes:

1.

the sale of substantially all the assets of the Company by selling its software and hosting services operations pursuant to the terms of an asset purchase agreement between Global Entertainment’s wholly owned subsidiary, IGW Software N.V. and V.I.P. Management Services N.V.;

2.

to amend Global Entertainment’s articles of incorporation to increase its authorized common stock to 500,000,000 shares; and

3.

to amend Global Entertainment’s articles of incorporation to effectuate a 3-to-1 reverse split of Global Entertainment’s outstanding common stock.

The complete text of these proposals and the reasons Global Entertainment’s directors have proposed their adoption or oppose their adoption are contained in the Proxy Statement, and you are urged to carefully study them. If you do not plan to attend the special meeting, you are respectfully requested to sign, date and return the accompanying Proxy promptly. Proposals 2 and 3 have been made pursuant to Global Entertainment’s intended acquisition of Bayshore Media Group, a film content developer and distributor. The asset sale and acquistion discussed in this proxy statement constitute a reverse merger, in which Bayshore will be the surviving entity. A change of control will occur and current Global Entertainment stockholders will experience substantial dilution.

Your board of directors recommends that you vote “for” the proposals. Your vote is important no matter how many shares you own. To be sure that your shares will be voted at the meeting, please sign and date the enclosed proxy. This will not prevent you from attending and voting your shares in person. Prompt return of your proxy will reduce the company’s expenses in this matter.

Only shareholders of record as shown on the books of Global Entertainment at the close of business on August __, 2006 will be entitled to vote at the special meeting or any adjournment thereof. A list of Global Entertainment’s shareholders entitled to notice of, and to vote at, the special meeting will be made available during regular business hours at Global Entertainment’s principal executive offices at 703 Waterford Way, Suite 690, Miami, Florida 33126 from the date of this notice for inspection by any shareholder for any purpose germane to the special meeting.

The special meeting may adjourn from time to time without notice other than by announcement at the special meeting, or at any adjournments thereof, and any and all business for which the special meeting is hereby noticed may be transacted at any such adjournments.

SHAREHOLDERS OF GLOBAL ENTERTAINMENT ARE ENTITLED TO DISSENT FROM THE SALE OF ASSETS DISCUSSED IN THIS PROXY STATEMENT AND OBTAIN PAYMENT OF THE FAIR VALUE OF THEIR SHARES IF AND WHEN THE PROPOSALS ARE EFFECTUATED. SHAREHOLDERS DESIRING TO EXERCISE THEIR APPRAISAL RIGHTS MUST COMPLY WITH SPECIFIC PROVISIONS OF THE COLORADO BUSINESS CORPORATION ACT WHICH ARE INCLUDED IN THE APPENDIX HERETO.

Sincerely,
BRYAN ABBOUD
Bryan Abboud
President and Chief Executive Officer
_____________, 2006

INFORMATION CONCERNING SOLICITATION AND VOTING

This proxy statement is being furnished to shareholders of Global Entertainment Holdings/Equities, Inc. in connection with the Board of Director’s solicitation of proxies for use at the special meeting of shareholders to be held on August __, 2006. The first date on which this proxy statement and the form of proxy are first being mailed to shareholders of the Company is on or about August __, 2006.

The Board of Directors has fixed August __, 2006 as the record date for determining shareholders who are entitled to vote at the special meeting. At the close of business on August __, 2006, the Company had issued and outstanding 7,555,254 shares of common stock held of record by approximately 119 shareholders and held in street name by approximately 200 shareholders. Each share of Common Stock is entitled to one vote on each matter properly coming before the special meeting.

The Company will not solicit proxies personally, by telephone or facsimile. The Company, however, may make a request by telephone, facsimile, or mail strictly limited to confirming the shareholder’s receipt of the proxy and requesting that the shareholder sign and return the proxy solicited by this statement. The Company does not expect to pay compensation to any party other than employees (and then only their regular salaries plus expenses) for the solicitation of proxies, but may reimburse brokers, custodians, nominees and fiduciaries for the expense of forwarding solicitation material and proxies to beneficial owners of their outstanding stock. The cost of soliciting proxies, not expected to exceed $12,000 will be borne by the Company.

All proxies will be voted in accordance with the instructions contained therein, if properly executed and not revoked. Proxies that are signed by shareholders but that lack any such specification will be voted in favor of the proposals set forth in the Notice of the special meeting. Any proxy may be revoked by a shareholder at any time before it is exercised by giving written notice to that effect to the Corporate Secretary of the Company or by voting in person at the special meeting.

The presence in person or by executed proxy of the holders of a majority of the aggregate voting power represented by the shares of common stock, issued and outstanding and entitled to vote at the meeting, together as a single class, shall constitute a quorum for transacting business at the meeting. Any shares which are withheld or abstain from voting will be counted for the purpose of obtaining a quorum. Shares held in “street name” by brokers or nominees who indicate that they do not have discretionary authority to vote such shares as to a particular matter (“broker non-votes”) will not be counted as votes “for” or “against” the proposals, and will not be counted as shares voted on such matter.

The total number of votes cast “for” will be counted for purposes of determining whether sufficient affirmative votes have been cast to approve each proposal. Abstentions from voting on a proposal will be considered for purposes of determining the number of total votes present at the special meeting. Abstentions will have the same effect as votes against the proposals. The affirmative vote of the majority of the outstanding shares of Common Stock of the Company is required to approve the asset sale and articles of amendment.

Management of the Company has been informed by the executive officers and directors of the Company that such parties intend to vote all shares they beneficially hold with voting rights FOR the proposals. Together, such parties and proxies represent approximately 53% of the votes eligible to be cast at the special meeting, effectively approving the proposals.

TABLE OF CONTENTS

Page
SUMMARY TERM SHEET 1
SUMMARY: QUESTIONS AND ANSWERS ABOUT THE PROPOSALS 5
MARKET FOR COMMON STOCK 16
CAUTIONARY STATEMENT CONCERNING FORWARD LOOKING INFORMATION 17
THE PROXY STATEMENT 18
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT 19
PROPOSAL ONE: SALE OF ASSETS 21
General 21
Background and Reasons for Sale of Assets 21
Asset Purchase Agreement 22
Dividend and Consequences of the Sale of Assets 26
Rights of Dissenting Shareholders 27
Interests of Certain Affiliates 27
Background of the Share Exchange 27
Reasons for the Share Exchange 28
The Share Exchange Agreement 28
Expenses 31
Fairness Opinion 31
Penny Stock Rules 31
Management after the Share Exchange 32
Compensation 32
Interests of Certain Persons in the Share Exchange 33
Fairness Opinion 34
Reports Referenced by Stenton Leigh 42
Engagement and Compensation of Financial Advisor 43
Regulatory Approval 43
Accounting Treatment 44
Income Tax Treatment 44
Board Recommendation 44
PROPOSAL TWO: AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED SHARES OF COMMON STOCK 45
General 45
Reasons for the Amendment 45
Other Matters 46
Board Recommendation 46
PROPOSAL THREE: APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF COMMON STOCK 47
Overview 47
Reasons for the Reverse Stock Split 47
Effects of the Reverse Stock Split 47
Effective Date 48

TABLE OF CONTENTS (CONTINUED)

Page
Rounding of Fractional Shares 48
Exchange of Stock Certificates 49
Accounting Consequences 49
No Dissenters’ Rights 49
Certain Material Federal U.S. Income Tax Consequences of the Reverse Stock Split 49
Consequences to the Company Shareholders who receive Common Stock in the Reverse Stock Split 49
Vote Required 50
Board Recommendation 50
FEDERAL INCOME TAX CONSEQUENCES 51
CERTAIN INFORMATION CONCERNING GLOBAL ENTERTAINMENT 53 SELECTED HISTORICAL FINANCIAL AND OPERATIONS DATA 53
CERTAIN INFORMATION CONCERNING BAYSHORE MEDIA GROUP 54
Overview 54
Introduction and Background 54
Entertainment Industry – An Overview 59
Bayshore Marketing Plan 63
Funding 65
Intellectual Property 65
Personnel 65
Properties 65
Competition 65
Regulation 65
Related Party Transactions 66
Legal Proceedings 66
Management’s Discussion and Analysis of Financial Condition and Results of Operations of Bayshore 67
Recent Accounting Policies 69
Critical Accounting Policies 70
RISK FACTORS 71
Risks Relating to the Sale of Assets and Share Exchange 71
Risk Factors Relating To Bayshore’s Business 72
PRO FORMA UNAUDITED CONDENSED CONSOLIDATED FINANCIAL INFORMATION 75
RIGHTS OF DISSENTING SHAREHOLDERS 84
APPENDIX A ASSET PURCHASE AGREEMENT A-1
APPENDIX B SHARE EXCHANGE AGREEMENT, AS AMENDED B-1
APPENDIX C ARTICLES OF AMENDMENT C-1
APPENDIX D FAIRNESS OPINION OF STENTON LEIGH VALUALTION GROUP, INC. D-1
APPENDIX E DISSENTERS’ RIGHTS (COLORADO STATUTES) E-1
APPENDIX F GLOBAL ENTERTAINMENT FORM 10-QSB FOR THE THREE MONTHS ENDED MARCH 31, 2006 AND FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2005 F-1

TABLE OF CONTENTS (CONTINUED)

Page
APPENDIX G BAYSHORE MEDIA GROUP UNAUDITED REPORT AS OF MARCH 31, 2006 AND AUDIT REPORT DECEMBER 31, 2005 AND FROM THE PERIOD NOVEMBER 22, 2004 (INCEPTION) TO DECEMBER 31, 2005 G-1
APPENDIX H VALUATION REPORT OF TRUGMAN VALUATION ASSOCIATES, INC. H-1

v

SUMMARY TERM SHEET

FOR THE GLOBAL ENTERTAINMENT AND BAYSHORE

REVERSE MERGER

The following summary term sheet for the reverse merger, together with “Summary: Questions and Answers About the Proposals” appearing elsewhere in this proxy statement highlight selected information from this proxy statement and may not contain all of the information that is important to you. We urge you to carefully read this entire document and the other documents that we refer to in this document. These documents will give you a more complete description of the reverse merger. We have included page references in this summary to direct you to other places in this proxy statement where you can find a more complete description of the documents and terms that we have summarized.

Sale of Substantially all of the Company’s Assets and Distribution to Shareholders

Global Entertainment’s wholly owned subsidiary, IGW Software N.V., has entered into an asset purchase agreement with V.I.P. Management Services N.V. for the sale of substantially all of the assets of IGW Software N.V. to V.I.P. Management Services in consideration of $3,850,000 and the forgiveness of $1,050,000 owed by the Company to V.I.P. Management Services. Assuming the completion of the asset purchase agreement, Global Entertainment shall also sell its remaining assets, which principally consist of fixtures, hardware and furniture to The Company’s chief executive officer or his assignees for nominal consideration. Assuming the completion of the asset purchase agreement, Global Entertainment will distribute the net proceeds from the asset sale and other available cash to its shareholders in the form of a taxable dividend. The Company anticipates the amount available to be approximately $2,922,000. For further information about the asset sales, please see “Asset Purchase Agreement” beginning on page 22.

Bayshore and Our Reverse Merger

Following the completion of the asset purchase agreement, the Company intends to complete a share exchange agreement with Bayshore Media Group, a Nevada company. Bayshore is an independent producer and distributor of motion picture, video and television entertainment. For further information about Bayshore’s business and operations, please see “Certain Information Concerning Bayshore Media Group” beginning on page 54. The transactions described in this proxy statement will result in a reverse merger and Bayshore will be the surviving corporate entity. Current Global Entertainment shareholders will no longer hold any interest in the entertainment software development business and will experience substantial dilution. Bayshore has no revenues and no earnings for the last two fiscal years and has incurred cumulative losses of over $700,000 and, according to its business plan, requires a $30,000,000 capital injection to realize its business plan. If such capital injection does not occur it will be detrimental to non-affiliated shareholders of Global Entertainment.

The Parties to the Reverse Merger and the Share Exchange Agreement

Bayshore and Global Entertainment have entered into a share exchange agreement. Under the share exchange Global Entertainment will issue an aggregate of 194,541,008 shares of common stock to the shareholders of Bayshore in exchange for a wholly owned interest in Bayshore. In addition, Global Entertainment will issue 500,000 shares to three consultants as payment for services in connection with the share exchange. Two of the consultants were engaged by Bayshore and one consultant was engaged by Global Entertainment. Prior to the introduction of Global Entertainment to Bayshore, the consultants were engaged by the parties to identify potential business opportunities and acquisition or merger candidates. Prior to the share exchange Global Entertainment will dispose of substantially all of its entertainment software development business assets and liabilities, which will be purchased by V.I.P. Management Services. The share exchange agreement is subject to the Company disposing of all of its assets and liabilities. The Company intends to dispose of all of its assets pursuant to the asset purchase agreement regardless of the completion of the share exchange. The proposals to amend the Company’s articles of incorporation are conditions of the share exchange. In the event that the share exchange is not completed, the Company may not amend its articles of incorporation. Assuming the completion of the share exchange, Bayshore will be the accounting survivor and surviving business operations; however, Global Entertainment is the surviving legal entity. The share exchange agreement and asset purchase agreement are each included as an appendix to this proxy statement. Additional copies will be furnished without charge to beneficial shareholders or shareholders of record upon request by mail to Secretary, Global Entertainment Holdings/Equities, Inc., 703 Waterford Way, Suite 690, Miami, Florida 33126.

The Exchange and Capitalization

Global Entertainment shares outstanding prior to reverse merger:	7,555,244
Global Entertainment shares outstanding following 3-to-1 reverse stock split:	2,518,415
Total Global Entertainment shares to be issued to Bayshore shareholders:	194,541,008	*
Total Global Entertainment shares to be issued to consultants pursuant to the reverse merger:	500,000
Total Global Entertainment shares outstanding following the reverse merger:	197,559,423	**

———————

*

This number represents 98.5% of the outstanding shares of Global Entertainment.

**

Excludes options to purchase common shares of stock, of which 453,191 will be outstanding following the reverse split and reverse merger.

The options held by officers and directors and employees of Global Entertainment shall remain outstanding for a period of 90 days from the effective date of the reverse merger and then expire pursuant to the terms of such options. These options, on a post reverse split basis, are exercisable at prices ranging from $0.24 per share to $2.13 per share to acquire an aggregate of 453,191 shares of Global Entertainment common stock.

As a result of the reverse merger, there will be a change of control of Global Entertainment and the current shareholders of Global Entertainment will experience substantial dilution.

Forfeiture Provision:

The Company and Bayshore have agreed that certain shares issued to Bayshore under the share exchange shall be subject to forfeiture in the event that Global Entertainment does not have a book value per share of $0.30 or greater at March 31, 2007. In the event that the actual book value per share (pre reverse split) is less than $0.30 at March 31, 2007, then the Bayshore shareholders shall, in the aggregate either, a) return an amount of shares of common stock of Global Entertainment to the Company such that the book value per share will equal $0.30 following the cancellation of those shares, and said shares shall be cancelled, b) contribute assets of a value such that the book value per share will equal $0.30 following the asset contribution or c) a combination of stock and asset contribution to meet this requirement. In the event Bayshore shareholders choose to or are required to contribute assets, to bring the book value to the required per share value, then the assets contributed will be valued in accordance with generally accepted United States accounting practices and must be appraised by an independent third party who is qualified to perform and render an opinion of value.

Ownership interests of current Global Entertainment

Shareholders before reverse merger:

100%

Ownership interests of current Global Entertainment

Shareholders after the reverse merger:

1.3%

For more information on the terms of the share exchange and asset purchase, please see Proposal 1 – Sale of Assets, beginning on page 21. In addition to Proposal 1, as described in this proxy statement, the Company has proposed to amend our articles of incorporation to increase our authorized common stock to 500,000,000 shares (see page 45) and to effectuate a 3-to-1 reverse stock split of the Company’s outstanding common stock (see page 47).

Pursuant to the asset purchase agreement (see page 22)

•

Global Entertainment will dispose of substantially all of its assets in consideration for $3,850,000 (subject to up to $740,000 retention) and the forgiveness of $1,050,000 liabilities.

•

Shareholders of Global Entertainment will receive a distribution from the net proceeds from the asset sale in the form of a taxable dividend.

•

The Company will no longer hold any interest in the entertainment software development business.

•

The remaining assets of the Company, consisting of fixtures, hardware and furniture, will be sold to Bryan Abboud or his assignees for nominal consideration.

Pursuant to the share exchange

•

Bayshore will be the surviving entity and the Company will become a producer and distributor of media content.

•

Global Entertainment will replace the current board of directors and executive officers. The new directors will be: Jacob Dadon, Lydia Dadon and Lilian Nieman. The executive officers will be: Jacob Dadon, President and Lydia Dadon, Secretary. We have included a discussion of the new management of Global Entertainment later in this proxy statement (see page 32).

•

We will enter into an employment agreement with Jacob Dadon and Lydia Dadon (see page 32).

•

The effect of the share exchange and reverse split will result in a change of control in the common stock beneficial ownership interest of our company.

Material Advantages and Disadvantages of the Reverse Merger to Global Entertainment and its Current Shareholders

Advantages:

•

We believe the future potential of Bayshore’s business exceeds our current entertainment software development business prospects which may result in an increase in the value of your investment in our company.

•

Under the asset purchase agreement you will receive a taxable dividend ranging from $0.30 to $0.36 per share of common stock (pre-reverse split).

Disadvantages (see “Risk Factors” on page 71):

•

If Bayshore’s business plan is not successful, our stock price may decrease and your investment in our company will decrease in value.

•

You will suffer immediate and substantial dilution as a result of the reverse merger.

•

The number of shares you own will be reduced by 2/3 pursuant to the reverse stock split.

Conditions to Closing the Asset Sale (see page 22)

In order to complete the asset sale:

•

Global Entertainment shareholders must approve the sale of the Company’s assets;

•

V.I.P. Management Services must be satisfied with the results of its due diligence investigations; and

•

Global Entertainment shall have assigned and received consent to assignment of material contracts, which are necessary for V.I.P. Management Services to operate or continue to use the assets of Global Entertainment.

Conditions to Closing the Share Exchange (see page 29)

In order to complete the share exchange:

•

Global Entertainment shall have maintained its quotation on the OTCBB;

•

Global Entertainment shall have disposed of all assets and liabilities;

•

Global Entertainment shall have amended its articles of incorporation to increase its authorized common stock; and

•

Global Entertainment shall not have more than 2,971,606 shares outstanding immediately prior to the effective time of the share exchange.

The completion of the share exchange is not a condition to the asset purchase agreement and sale of substantially all of the Company’s assets. The Company intends to complete the asset purchase agreement, even if the share exchange is terminated. In the event that the share exchange agreement is terminated, the Company will seek another acquisition candidate. As of the date of this proxy statement, the Company has no other potential acquisition candidates.

Termination of the Asset Purchase (see page 23)

The asset purchase may be terminated:

•

By either party if conditions to closing are not satisfied on or before September 15, 2006 (subject to waiver by either party); or

•

By V.I.P. Management Services if any of the warranties provided by the Company are materially inaccurate or if V.I.P. Management Services discovers a material inaccuracy or failure to perform by the Company of any material warranty given on the date of the asset purchase agreement, which cannot be remedied prior to the effectiveness of the asset purchase.

Termination of the Share Exchange (see page 30)

The share exchange may be terminated:

•

By either party if the share exchange is not completed on or before September 30, 2006,

•

There has been a material misrepresentation, breach of warrant or breach of covenant by the other party; or

•

There shall have been a material adverse change in the financial condition of the other party, or if an event shall have occurred which, as far as reasonably can be foreseen, would result in any such change.

Impact of the Transactions on the Current Global Entertainment Shareholders

If the proposed transactions are completed, current Global Entertainment shareholders will:

•

Receive a cash dividend of approximately $0.30 to $0.36 per share;

•

No longer have an ownership interest in the software developments business;

•

Have an ownership interest in a development stage producer and distributor of motion picture, video and entertainment; and

•

Experience substantial dilution, as their ownership interest in Global Entertainment will be reduced from 100% to 1.3%.

Voting on the Proposals

Shareholders as of the record date are entitled to notice of and to vote at the special meeting. Bryan Abboud, JoAnn Abboud and Ronald Abboud, who collectively own approximately 53% of the shares of Global Entertainment common stock, have indicated that they intend to vote in favor of the proposals, effectively approving the proposals.

Fairness Opinion

Stenton Leigh Valuation Group, Inc., has delivered a written opinion, as to the fairness of the asset sales and the share exchange. You should read the opinion to completely understand the procedures followed, matters considered and limitation on the reviews undertaken by Stenton Leigh Valuation Group, Inc. in rendering its opinion. A summary of Stenton Leigh Valuation Group, Inc.’s opinion begins on page 34 of this proxy statement, and the opinion is attached as Appendix D to this proxy statement.

Dissenters’ Rights

Our shareholders are entitled to dissenters’ rights under Colorado law as the rights pertain to the sale of assets. If you exercise your dissenter rights you will not be eligible to receive the proposed dividend.You are urged to read the discussion of dissenters’ rights commencing on page 84 and applicable Colorado law attached as Appendix E to this proxy statement.

SUMMARY: QUESTIONS AND ANSWERS ABOUT THE PROPOSALS

The following is a summary of certain information contained elsewhere in this proxy statement. The following summary is not intended to be complete. More detailed information is contained in this proxy statement and in the attached Appendices. You are urged to review the entire proxy statement carefully. References in this Summary and throughout the proxy statement to “we,” “us,” “Global Entertainment” or the “Company” refer to Global Entertainment Holdings/Equities, Inc. References to “Bayshore” refer to Bayshore Media Group. Global Entertainment has supplied all information contained in this proxy statement relating to Global Entertainment and Bayshore has supplied all information in this proxy statement relating to Bayshore Media Group. Neither Global Entertainment nor Bayshore makes any representation as to information contained herein supplied by the other company.

Q:

WHY ARE WE SENDING OUR SHAREHOLDERS THIS PROXY STATEMENT?

A:

Global Entertainment is mailing this proxy statement to notify its shareholders that the following proposals shall be considered and voted upon at a special meeting of its shareholders:

•

the sale of substantially all of the assets of the Company to V.I.P. Management Services N.V.;

•

to amend our articles of incorporation to increase our authorized common stock to 500,000,000 shares; and

•

to amend our articles of incorporation to effect a 3-to-1 reverse stock split.

Approval of the sale of assets and the amendment to our articles of incorporation requires the affirmative vote of at least a majority of all issued and outstanding shares of Global Entertainment common stock. All 3,015,920 shares of common stock owned by our chief executive officer, Bryan Abboud and an aggregate of 1,029,203 shares of common stock owned by JoAnn Abboud and Ronald Abboud, which are approximately 53% of the total number of beneficially owned shares of Global Entertainment’s common stock, shall be voted in favor of all proposals.

On March 7, 2006, Global Entertainment announced it would seek to divest itself of its software and hosting services operations and acquire a new operating company with the goal of enhancing shareholder value. The asset purchase agreement governing the terms and conditions of the sale of assets provides for the sale of substantially all of Global Entertainment’s entertainment software development business assets for $3,850,000 and the forgiveness of $1,050,000 of debt. Remaining assets will be sold to our chief executive officer or his assignees for nominal consideration. The amendments to the articles of incorporation are a condition of a share exchange with Bayshore, a media content developer and distributor company. The completion of the share exchange is dependent on the sale of assets, however, the Company intends to dispose of all of its assets and liabilities, even in the event that the share exchange is terminated. The consummation of these transactions will result in a reverse merger and a change of control of Global Entertainment.

A copy of the agreements relating to the sale of assets and share exchange are attached to this proxy statement and incorporated by reference as Appendix A and Appendix B, respectively. A copy of the amendment to the articles of incorporation is attached to this proxy statement as Appendix C. You are urged to read these documents and agreements.

Q:

HOW WAS THE FAIRNESS OF THE SHARE EXCHANGE AND SALE OF ASSETS DETERMINED BY THE GLOBAL ENTERTAINMENT BOARD OF DIRECTORS?

A:

Global Entertainment’s board of directors has determined that the share exchange and asset purchase is fair to and in the best interests of Global Entertainment and our shareholders. With respect to the sale of assets, the Company had previously announced its intentions to sell substantially all of its assets to certain of its affiliates, including its executive officers. Following this announcement, on May 12, 2006, the Company was contacted by V.I.P. Management Services N.V., the wholly owned subsidiary of Leisure & Gaming Plc, which is the sole customer and client of Global Entertainment’s wholly owned subsidiary. The Company’s current operations are dependent on its relationship with V.I.P. Management Services. The purchase price was negotiated by and between the Company and V.I.P. Management Services N.V. In recommending the sale of the Company’s assets to V.I.P. Management Services and termination of the initial agreement, the board of directors considered the following: (1) the Company is dependent on V.I.P. Management Services for substantially all the Company’s revenues and the Company would have no source of revenues in the event that V.I.P. Management Services terminates its relationship with the Company; (2) V.I.P. Management Services made an unsolicited proposal to acquire substantially all of the assets of the Company for cash consideration and such consideration, after deducting expenses of the Company and satisfying liabilities of the Company, will be distributed to the Company’s shareholders in the form of a dividend payment; (3) V.I.P. Management Services is not an affiliate of the Company and the terms asset purchase were negotiated on an arms length basis; (4) in addition to the distribution to be received by the Company’s shareholders, such shareholders will also maintain their equity interest in the Company; and (5) due to our dependence on V.I.P. Management Services it is highly unlikely that a third party would seek to acquire our assets on terms more favorable than the terms proposed under the agreement with V.I.P. Management Services. The purchase price was approved by the Company’s board of directors on June 10, 2006.

With respect to the share exchange, the consideration paid consists of 194,541,008 shares of our common stock and the consideration received is the business of Bayshore. The facts bearing upon the question of the fairness of the consideration received is the business of Bayshore. The facts bearing upon the question of the fairness of the consideration paid and received included the historical and present financial condition and potential profitability of Bayshore and an analysis of publicly traded companies that have characteristics comparable to Bayshore.

To further affirm the fairness of both the asset sale and share exchange, the board reviewed the opinion of Stenton Leigh Valuation Group, Inc., dated as of June 10, 2006. After reviewing the opinion, Global Entertainment’s board of directors concluded that the transactions were fair from a financial point of view to Global Entertainment’s shareholders.

Q:

WHY IS GLOBAL ENTERTAINMENT PROPOSING THE ASSET SALE?

A:

Global Entertainment is proposing the asset sale for several reasons: (1) the performance of Global Entertainment common stock in the marketplace has been disappointing since its initial quotation on the Over the Counter Bulletin Board (under $0.50 prior to the announcement of the proposed transactions and limited trading for the past two years); (2) the revenues that our software and hosting services operations have generated and the revenues that management believes our software and hosting services operations will generate in the future, when coupled with the costs and requirements of a publicly reporting company, are not adequate to generate significant profits; and (3) government regulation over the Internet gambling industry has increased significantly; and (4) Global Entertainment currently has only one customer and in the event that this customer (V.I.P. Management Services) would decide to terminate its relationship with the Company, the Company would have no source of revenue. Furthermore, Global Entertainment currently does not have cash flow or borrowing power sufficient to grow its software and hosting services operations.

Due to illiquidity and low stock price, Global Entertainment’s stock has not been sufficiently attractive to serve as currency to fund investments. As a “micro cap” company, Global Entertainment has had difficulty raising capital through equity offerings because there has been no institutional interest in its stock. Having determined that Global Entertainment’s business prospects were not positive, Global Entertainment’s board of directors has determined that it is in Global Entertainment’s best interests to dispose of all of its software and hosting services operations and a share exchange, acquire a private company with a potential for growth and returns to its shareholders.

The Company initially proposed to sell all of its assets to certain affiliates of the Company. Following public disclosure of this proposed transaction, the Company was contacted by V.I.P. Management Services N.V. On May 12, 2006, management of V.I.P. Management Services proposed to acquire substantially all of the assets of the Company for cash and the forgiveness of liabilities owed to V.I.P. Management Services. After arm lengths negotiations by and between management of Global Entertainment and management of V.I.P. Management Services, the parties agreed to the sale of substantially all of the assets for $3,850,000 and the forgiveness of liabilities of approximately $1,050,000. The terms are substantially the same as initially proposed by V.I.P. Management Services. The board of directors of the Company believes that the proposal from V.I.P. Management Services is more beneficial to the shareholders of the Company, as the Company shareholders will receive a cash distribution from the net proceeds of the sale of the Company’s assets. Management of the Company believes that V.I.P. Management Services proposed the asset purchase because it could eliminate the costs and expenses associated with our relationship by directly owning our assets.

Q:

WHAT WILL GLOBAL ENTERTAINMENT SHAREHOLDERS RECEIVE UNDER THE ASSET SALE?

A:

The net proceeds of the asset sale would be used to pay off the Company’s corporate debts and other liabilities, including the costs of the asset purchase and share exchange that had not been paid on a current basis out of working capital, severance costs for employees, lease payments, outstanding liabilities, vendor bills relating to costs of being a public company and ongoing operating costs. We expect the amount available to be approximately $2,922,000. Based on our current estimate of net proceeds that will be available for distribution to common shareholders, holders of common stock would receive a distribution as a dividend of approximately $0.30 per share to $0.36 per share. The dividend distribution is taxable. The Company anticipates making the distribution approximately 25 days following the closing of the asset purchase. On July 28, 2006, the closing sale quotation of the Company’s common stock was $0.45.

Q:

WHY IS GLOBAL ENTERTAINMENT PROPOSING THE SHARE EXCHANGE WITH BAYSHORE?

A:

In late 2005 Global Entertainment’s board of directors evaluated the financial condition of Global Entertainment and the prospects for its future as an entertainment software developer. As the Company is dependent on V.I.P. Management Services for substantially all of its revenues and had no other potential customers, our board of directors determined that the outlook for Global Entertainment under its business plan was not good and that the interests of our shareholders might be better served by restructuring Global Entertainment or its business plan. We were subsequently introduced to Bayshore Media Group. Management of Global Entertainment has received unsolicited proposals for other reverse merger transactions over the past two years. These proposals included a wholesale food products distributor, a real estate development company and a chain of convenience stores. After conducting preliminary due diligence, Global Entertainment has rejected all previous proposals due to the nature of the underlying business prospects and plans provided to Global Entertainment. Management believes that the business prospects of Bayshore exceed all prior proposals. Global Entertainment has not entered into any other letters of intent or other agreements providing for a reverse merger or other similar transaction. After conducting our due diligence of Bayshore and discussing the fairness of the entire transaction with Stenton Leigh Valuation Group, Inc., we have agreed to close the share exchange agreement with Bayshore following the completion of the asset sales. We believe the reverse merger will benefit Global Entertainment and our current shareholders because we believe:

•

the assets of Bayshore and the prospects of Bayshore’s business will give our shareholders a greater chance of increasing the value of their investment than if we continue with our current entertainment software development business.

•

the nature of the entertainment software development business presents numerous obstacles to financial success, including potential industry lawsuits, intense competition and a U.S. restriction and prohibition on wagering activities.

•

the film and media distribution industry is a growing industry that has a significant potential for growth.

Bayshore’s improved opportunities for growth after the completion of the reverse merger will hopefully result in an increased stock price, which directly effects our shareholders’ investments in our company.

Q:

WHAT ARE THE RISKS AND DISADVANTAGES OF THE PROPOSALS TO GLOBAL ENTERTAINMENT AND OUR CURRENT SHAREHOLDERS?

A:

We are selling substantially all of our entertainment software development assets through an asset purchase agreement with V.I.P. Management Services. Current Global Entertainment shareholders will no longer hold any interest in the entertainment software development business after the asset sale. There are certain risks and disadvantages to the reverse merger. These risks and disadvantages include:

•

Bayshore has an accumulated deficit of $980,518 as of March 31, 2006.

•

our decision to withdraw from our entertainment software development business may be premature.

•

Bayshore’s business plan may never be realized and as a result, there may be a decrease in our stock price, which would adversely affect the stock ownership value of our shareholders.

•

our current shareholders are subject to immediate and substantial dilution.

Q:

WHY IS BAYSHORE PROPOSING THE SHARE EXCHANGE?

A.

Bayshore is proposing the share exchange in order to provide its shareholders with greater liquidity through the public stock market. As a public company Bayshore should also have greater access to capital markets for the development and marketing of its products and services. Bayshore believes that as a public company, its common stock may be used as consideration to acquire other media and entertainment businesses and assets. Bayshore plans to use additional stock issuances in its potential acquisitions, although to date, Bayshore has not acquired any business. These stock issuances may cause further dilution to current Global Entertainment shareholders. Once public, Bayshore shareholders may also have a better ability to liquidate their investment in Bayshore as they will own stock in a public company.

Q:

WHY IS GLOBAL ENTERTAINMENT PROPOSING THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK?

A:

The additional shares of authorized common stock may be issued from time to time, as the need may arise, in connection with future opportunities for expanding business through investments, mergers, acquisitions or equity financing and for other purposes. As of the date hereof, we have no plans or proposals for issuing additional shares of common stock except as pursuant to the exchange agreement. While the business plan of Bayshore includes the use of common stock issuances to finance future acquisitions and the acquisition of film distributions rights, as of the date of this proxy statement Bayshore has not entered into any acquisition agreements. In the event that Bayshore enters into an acquisition agreement, additional shares of Global Entertainment common stock will most likely be issued. While the amendment is a condition of the share exchange it is not contingent upon effectiveness of the share exchange.

Q:

WHAT IS THE CURRENT BUSINESS OF BAYSHORE MEDIA GROUP?

A:

Bayshore Media Group, is a Nevada corporation organized in November 2004. In November 2004, Bayshore acquired full right and title to all intellectual property associated with never released full length feature films from Giants Entertainment Inc., a Delaware company with related ownership to Bayshore Media. Giants Entertainment Inc., is owned 20% by Jacob Dadon, President of Bayshore with the balance of ownership held by Jacob Dadon’s mother, grandmother, siblings and their related entities.

Bayshore is an independent producer and distributor of motion picture, video and television entertainment. As an independent producer, Bayshore is not tied to any of the major motion picture studios, and instead works outside the studio system. Bayshore is headquartered in Las Vegas, Nevada and its telephone number is (702) 990-3707.

Q:

WHAT WILL HAPPEN IN THE PROPOSED REVERSE MERGER?

A:

Global Entertainment will sell substantially all of its assets in its software development and hosting services operations and amend its articles of incorporation to increase its authorized capital stock and effectuate a 3-to-1 reverse stock split. Substantially all of Global Entertainment’s assets will be sold to V.I.P. Management Services. Remaining assets will be sold to Bryan Abboud or his assignees for nominal consideration. As required under the terms of the share exchange, proceeds from the sale will be used to satisfy all Company obligations. Net proceeds will be distributed to the Company’s shareholders in the form of a dividend prior to the closing of the share exchange. When the share exchange is consummated, Bayshore will be the surviving entity.

Q:

WHAT ARE THE IMPLICATIONS OF THE PROPOSALS FOR GLOBAL ENTERTAINMENT’S CURRENT BUSINESS?

A:

Global Entertainment will sell all or substantially all of its assets, dispose of its liabilities and no longer own or operate its current entertainment software development business. Current Global Entertainment shareholders will no longer hold any interest in the entertainment software development business after the asset sale. After the share exchange, Global Entertainment will conduct the Bayshore’s business, under the leadership of Bayshore’s current management and the entertainment software development business will continue to be operated by Global Entertainment’s current employees under the ownership of Bryan Abboud or the group.

The share exchange is a reverse merger in which Bayshore will be the surviving company. As a result of this reverse merger, a change in control in Global Entertainment will occur. Management of Global Entertainment will change, as Jacob Dadon will become chief executive officer and chief financial officer and Lydia Dadon, will become Secretary of the surviving entity. In addition, the board of directors of the surviving entity will consist of Jacob Dadon, Lydia Dadon and Lilian Nieman. Jacob Dadon is the son of Lydia Dadon. Jacob Dadon is the grandson of Lilian Nieman. Current shareholder ownership of Global Entertainment will be reduced to approximately 1.3% of the surviving entity. Current shareholders of Global Entertainment will experience substantial dilution if the reverse merger is completed and will be investors in a media content developer and distributor company.

Q:

WHAT WILL BAYSHORE SHAREHOLDERS RECEIVE IN THE SHARE EXCHANGE?

A:

If the share exchange is consummated, shareholders and debenture holder of Bayshore will receive an aggregate of 194,541,008 shares of Global Entertainment common stock in exchange for 100% of their interest in Bayshore. Current Global Entertainment shareholders will not receive any stock or consideration in connection with the reverse merger and will continue to hold stock in Global Entertainment, which, upon completion of the reverse merger, will carry on the business of Bayshore. In addition, an additional 500,000 shares of Global Entertainment will be issued to consultants for services performed in connection with the reverse merger. The aggregate ownership interest of current shareholders in the surviving entity will be reduced to approximately 1.3%.

Q:

WHAT ARE THE TERMS OF THE ASSET PURCHASE AGREEMENT:

A:

General. The Company has agreed to sell to V.I.P. Management Services, Inc. substantially all of the assets of the Company, which consists of the following: software applications, hardware, material contracts, licenses, leases material to the use of the Company’s software applications, and intellectual property rights in consideration for the sum of $4,900,000, which will be paid by V.I.P. Management Services as follows:

•

$3,110,000 in cash;

•

$540,000 by payment into a retention account;

•

$200,000 by payment into an assignment retention account; and

•

release of the Company from the obligation to repay V.I.P. Management Services the debt of $1,050,000 owed by the Company to V.I.P. Management Services.

Until the effective date of the asset sale or earlier termination, the Company has agreed to operate its business and use its assets in consultation with V.I.P. Management Services and the Company will operate the business and use the assets within normal business practices. The Company will not dispose of or agree to dispose of any material assets or remove assets from its property. V.I.P. Management Services has agreed to assume the liability to pay the costs reasonably incurred by the Company with the continuation of its business (excluding attorney’s fees associated with the asset sale) until the completion of the asset sale. If for any reason the asset purchase is not completed, the costs will be settled by and between the parties in the normal course of business. Pursuant to the agreement the Company has delivered V.I.P. Management Services a disclosure letter covering warranties provided by the Company. The Company will not be liable to V.I.P. Management Services for any warranties properly disclosed under such letter. Upon the closing of the asset purchase, the Company shall transfer its assets to V.I.P. Management Services and V.I.P. Management Services will transfer the sum of $3,110,000 to the Company and release the Company for the debt owed to V.I.P. Management Services. An aggregate amount of $740,000 shall be paid into a retention account. The majority of the funds shall be used to cover claims for indemnity or breach of warranty (if any) made by V.I.P. Management Services following the closing. In addition, $200,000 is held to ensure the procurement of a consent to an assignment of contract by and between the Company and Montana Overseas S.A., which provides for a commission to IGW Software based on software licensing to V.I.P. Management

Services. If a consent to an assignment of the Montana Overseas agreement is not received on or before three weeks after the effective date, V.I.P. Management Services will retain the $200,000.

Conditions to Closing the Asset Sale. In order to complete the asset sale:

•

Global Entertainment shareholders must approve the sale of the Company’s assets;

•

V.I.P. Management Services must be satisfied with the results of its due diligence investigations; and

•

Global Entertainment shall have assigned and received consent to assignment of material contracts, which are necessary for V.I.P. Management Services to operate or continue to use the assets of the Company.

Termination of the Asset Purchase. The asset purchase may be terminated:

•

If conditions to closing are not satisfied on or before September 15, 2006 (subject to waiver by either party); or

•

By V.I.P. Management Services if any of the warranties provided by the Company are materially inaccurate or if V.I.P. Management Services discovers a material inaccuracy or failure to perform by the Company of any material warranty given on the date of the asset purchase agreement, which cannot be remedied prior to the effectiveness of the asset purchase.

Q:

WHAT ARE THE TERMS OF THE SHARE EXCHANGE?

A:

General. Upon the consummation of the transactions contemplated by the share exchange agreement, the Bayshore shareholders and debenture holder will receive an aggregate of 194,041,008 shares of Global Entertainment common stock and Bayshore will become a wholly owned subsidiary of Global Entertainment.

The parties have agreed that certain shares issued to Bayshore under the share exchange shall be subject to forfeiture in the event that Global Entertainment does not have a book value per share (pre reverse split) of $0.30 or greater at March 31, 2007. In the event that the actual book value per share is less than $0.30 at March 31, 2007, then the Bayshore shareholders shall, in the aggregate either, a) return an amount of shares of common stock of Global Entertainment to the Company such that the book value per share will equal $0.30 following the cancellation of those shares, and said shares shall be cancelled, b) contribute assets of a value such that the book value per share will equal $0.30 following the asset contribution or c) a combination of stock and asset contribution to meet this requirement. In the event Bayshore shareholders choose to or are required to contribute assets, to bring the book value to the required per share value, then the assets contributed will be valued in accordance with generally accepted United States accounting practices and must be appraised by an independent third party who is qualified to perform and render an opinion of value.

Following the share exchange, Global Entertainment option holders will have ninety days to exercise their options, after which the options will expire. See “Approval of the Share Exchange Agreement – The Share Exchange – Effects of the Share Exchange” “Approval of the Share Exchange Agreement – The Share Exchange Agreement – Certain Conditions to Consummation of the Share Exchange” for a more detailed discussion.

Assuming all conditions to the share exchange are satisfied or waived, it is anticipated that the share exchange will be effective three days following the sale of assets.

Conditions to Closing. In addition to other conditions to consummation of the share exchange customary to agreements of this type, the share exchange agreement provides that the obligations of the parties to effect the share exchange are subject to the satisfaction, among others, of the following conditions:

•

the approval of each shareholder of Bayshore;

•

Global Entertainment shall have maintained its quotation on the OTCBB;

•

Global Entertainment shall have completed the sale of assets or otherwise disposed of all of its assets and liabilities;

•

Global Entertainment shall have amended its articles of incorporation to increase its authorized capital stock; and

•

Global Entertainment shall not have more than 2,971,606 shares outstanding immediately prior to the effective time of the share exchange.

Termination of the share exchange agreement. The share exchange agreement may be terminated by either party if:

•

the shareholders of either company do not approve the requisite transactions contemplated by the share exchange agreement;

•

the share exchange has not been consummated by September 30, 2006, or a later date mutually agreed upon;

•

there has been a material misrepresentation, breach of warranty or breach of a covenant by the other party; or

•

there has been a material adverse change in the financial condition of the other party.

Q:

WHO WILL SERVE AS MANAGEMENT OF GLOBAL ENTERTAINMENT AFTER THE REVERSE MERGER?

A:

Global Entertainment has agreed that, as of the effective time of the share exchange, the members of the board of directors will resign and appoint Jacob Dadon, Lydia Dadon and Lilian Nieman to serve as members of the board of directors of Global Entertainment until the next annual meeting of the shareholders. The newly-comprised board of directors will elect those individuals serving as officers of Bayshore immediately preceding the effective time of the share exchange as officers of Global Entertainment. Biographical information concerning the new directors is set forth in “Approval of the Share Exchange Agreement – The Management of Global Entertainment and the Surviving Company After the Share Exchange.”

Q:

WHAT ARE THE INTERESTS OF THE AFFILIATES OF GLOBAL ENTERTAINMENT AND BAYSHORE?

A:

We are selling substantially all our assets to V.I.P. Management Services. Following this transaction and the disposal of our remaining assets and liabilities, we intend to acquire a wholly owned interest in Bayshore Media. The reverse merger will result in a change of control of Global Entertainment. The individuals who will serve as directors and executive officers of Global Entertainment following the effective time of the share exchange currently own no shares of Global Entertainment’s common stock. Following the share exchange and reverse split, the current and future directors, executive officers and affiliates will be deemed to have such beneficial ownership of common stock as follows:

	Shares Owned Prior to Effective Date		Shares Owned After Effective Date
Name	Number	Percentage	Number	Percentage
Bryan Abboud (1)	3,531,358	46.7%	1,177,120	*
Thomas Glaza (2)	110,310	1.5%	36,770	*
James Doukas (3)	79,558	1.2%	238,674	*
Dennis Deblois (4)	130,000	1.7%	43,334	*
Clint Snyder (5)	52,500	*	17,500	*
Joann Abboud (6)	707,194	9.4%	235,371	*
Todd Elmquist	561,285	7.5%	187,095	*
David & Nancy Abboud	465,693	6.2%	155,231	*
Jacob Dadon (7)	-0-	0%	20,377,107	10.3%
Lydia Dadon	-0-	0%	20,377,107	10.3%
Lilian Nieman	-0-	0%	509,428	*
David Dadon	-0-	0%	20,377,107	10.3%
Jacqueline Dadon (7)	-0-	0%	20,377,107	10.3%
Barry Dadon (7)	-0-	0%	20,377,107	10.3%
Darryl Dadon (7)	-0-	0%	20,377,107	10.3%
Mazelle Dadon (7)	-0-	0%	20,377,107	10.3%
Giants Entertainment, Inc. (8)	-0-	0%	40,754,213	20.6%

——————

*

Less than 1%.

(1)

Includes 515,438 shares beneficially owned by Bryan Abboud by virtue of his ownership of options to purchase: (i) 78,938 shares of common stock through December 31, 2008, at an exercise price of $0.50 per share; and (ii) 132,000 shares of common stock through December 31, 2009, at an exercise price of $0.50 per share; (iii) 50,000 shares of common stock through December 31, 2011, at an exercise price of $0.71; (iv) 32,000 shares of common stock through December 31, 2012, at an exercise price of $0.50; (v) 22,500 shares of common stock through December 31, 2013, at an exercise price of $0.08; (vi) 15,000 shares of common stock through December 31, 2014, at an exercise price of $0.10; and (vii) 185,000 shares of common stock through December 31, 2015, at an exercise price of $0.15. Includes 419,600 shares beneficially owned as grantor of the Kinderen Trust and 200,000 shares beneficially owned as grantor of the MDA Trust.

(2)

Includes 87,000 shares beneficially owned by Tom Glaza by virtue of his ownership of options to purchase: (i) 15,000 shares of common stock through December 31, 2015, at the exercise price of $0.15 per share; (ii) 15,000 shares of common stock through December 31, 2014, at the exercise price of $0.10 per share; (iii) 15,000 shares of common stock through December 31, 2013, at the exercise price of $0.08 per share; (iv) 12,000 shares of common stock through December 31, 2012, at an exercise price of $0.50 per share; and (v) 30,000 shares of common stock through December 31, 2011, at an exercise price of $0.71 per share.

(3)

Includes 57,000 shares beneficially owned by James Doukas by virtue of his ownership of options to purchase: (i) 15,000 shares of common stock through December 31, 2015, at the exercise price of $0.15 per share; (ii) 15,000 shares of common stock through December 31, 2014, at the exercise price of $0.10 per share; (iii) 15,000 shares of common stock through December 31, 2013, at the exercise price of $0.08 per share; and (iv) 12,000 shares of common stock through December 31, 2012, at an exercise price of $0.50 per share.

(4)

Includes 36,000 shares beneficially owned by Dennis Deblois by virtue of his 60% ownership of International Data Consultants, Inc. who holds options to purchase: (i) 30,000 shares of common stock through December 31, 2014, at the exercise price of $0.10 per share; and (ii) 30,000 shares of common stock through December 31, 2015, at the exercise price of $0.15 per share.

(5)

Clinton Snyder’s beneficial holdings includes 52,500 shares owned by virtue of his ownership of options to purchase (i) 15,000 shares of common stock through December 31, 2015, at the exercise price of $0.15 per share; (ii) 15,000 shares of common stock through December 31, 2014, at the exercise price of $0.10 per share; and (iii) 22,500 shares of common stock through December 31, 2013, at the exercise price of $0.08 per share.

(6)

Joann Abboud is the mother of Bryan Abboud. JoAnn Abboud is the owner of 100% of the voting stock of Camelot Investments, Inc. Camelot Investments, Inc. owns 75,913 shares of the Company’s Common Stock. These shares are reflected in the total 707,194 shares owned by JoAnn Abboud.

(7)

Does not include beneficial interest in Giants Entertainment, as individually ownership does not represent control. See footnote (8) below.

(8)

Giants Entertainment is owned 20% each by the children of David and Lydia Dadon: Jacob Dadon, Jacqueline Dadon, Barry Dadon, Darryl Dadon and Mazelle Dadon.

In addition to the equity interests described above, the surviving entity will enter into employment agreements with Jacob Dadon and Lydia Dadon. The terms of these agreements and director compensation are set forth in “Management After the Share Exchange – Compensation.” Also as previously described in this proxy statement,  Bryan Abboud will purchase the remaining assets of the Company in consideration of approximately $20,000. These assets primarily consist of fixtures, hardware and furniture, which we believe have nominal value. Upon completion of the asset purchase V.I.P. Management Services intends to engage Bryan Abboud to perform certain transition services and in consideration for such services and cash consideration payable by Mr. Abboud, V.I.P. Management Services shall transfer to Mr. Abboud or his assignees certain unfinished software code and a license in perpetuity to use certain software codes that will be sold to V.I.P. Management Services under the asset purchase.

Q:

HAS GLOBAL ENTERTAINMENT RECEIVED A FAIRNESS OPINION?

A:

Stenton Leigh Valuation Group, Inc., provided its opinion to Global Entertainment’s board of directors that, as of the date of its opinion, the consideration received by Global Entertainment in exchange for substantially all of its assets is fair and the consideration received by Global Entertainment under the share exchange, is fair from a financial perspective to Global Entertainment’s non-affiliated shareholders. The full text of Stenton Leigh Valuation Group, Inc.’s opinion is attached to this proxy statement as Appendix D. In reaching its conclusion, Stenton Leigh Valuation Group, Inc., reviewed various corporate and public documents and performed other financial studies and analyses. See “Approval of the Share Exchange Agreement – The Share Exchange Agreement – Fairness Opinion.”

Q:

WHAT WILL BE THE ACCOUNTING TREATMENT?

A:

We will record the asset sale in accordance with generally accepted accounting principles in the United States. We will recognize a financial reporting gain, equal to the net proceeds (the cash and forgiveness of certain liabilities, less the expenses relating to the sale) less the net book value of the net assets sold. We anticipate the financial reporting gain to be approximately $2,091,500.

The asset sale pursuant to the asset purchase agreement will be taxable to the Company for United States federal income tax purposes. Accordingly, we will recognize a gain or loss with respect to the sale of assets pursuant to the asset purchase agreement in an amount equal to the difference between the amount of the consideration received for each asset over the adjusted tax basis in the asset sold. Although the asset sale will result in a taxable gain to the Company, we believe that a portion of the gain will be offset by our available net operating loss carryforwards, subject to limitations on carryforwards for purposes of calculating our alternative minimum tax liability. We anticipate our taxable gain for federal income tax purposes will be approximately $4,152,000 prior to the application of available net operating loss carryovers. We anticipate incurring $310,000 of foreign, federal and state taxes in connection with the asset sale.

Under generally accepted accounting principles the share exchange will be accounted for as a reverse merger, with Bayshore as the surviving entity. The assets, liabilities, equity and results of operations of Bayshore will be carried forward at the lower of historical cost or carrying value. No goodwill will be recognized.

Q:

WHAT ARE THE INTENDED FEDERAL INCOME TAX CONSEQUENCES?

A:

While the Company’s shareholders will not directly experience any Federal income tax consequences as a result of the consummation of the asset sales, we will distribute the net proceeds from the asset sales to our shareholders in the form of a dividend. Receipt of this dividend will be taxable to our shareholders. Depending on the holding period of each shareholder of its shares of our common stock, these taxable dividends may be eligible to be taxed at net capital gains rates, otherwise, they will be taxed at ordinary income rates. Any dividend in excess of the Company’s accumulated or current earnings and profits will be a non-taxable return of capital to the extent of a shareholder’s adjusted basis in its stock. Amounts received in excess of a shareholder’s adjusted basis will be treated as capital gains. It is intended that the share exchange will qualify as a tax-free reorganization within the meaning of Section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended. It is not expected that the share exchange will result in any federal income tax consequences to shareholders of Global Entertainment. Any shareholders exercising dissenter’s rights under the CBCA will also have income tax consequences, See “Certain Federal Income Tax Consequences.”

Q:

IS REGULATORY APPROVAL REQUIRED?

A:

Global Entertainment and Bayshore each believe that no regulatory approvals are or will be required in connection with the share exchange.

Q:

WILL GLOBAL ENTERTAINMENT’S COMMON STOCK CONTINUE TO BE QUOTED ON THE OVER THE COUNTER BULLETIN BOARD (OTCBB)?

A:

Currently, our common stock is quoted on the OTCBB. The completion of the sale of assets, share exchange and articles of amendment proposals should have no effect on the quotation of our common stock on the OTCBB.

Q:

WHEN WILL THE SALE OF ASSETS AND SHARE EXCHANGE OCCUR?

A:

We plan to complete the sale of assets and other proposals as soon as possible after the special meeting, subject to the satisfaction or waiver of the conditions to the asset purchase agreement. We intend to complete the share exchange within three days of the closing of the asset purchase. The asset purchase provides for termination if the asset purchase is not consummated by September 15, 2006, unless both parties agree to a later date. The share exchange agreement provides for termination if the share exchange is not consummated by September 30, 2006, unless the both parties agree to a later date.

Q:

WHAT WILL HAPPEN IF THE ASSET SALE AND SHARE EXCHANGE ARE NOT CONSUMMATED?

A:

If for any reason the share exchange and asset sale are not consummated, Global Entertainment will continue to own and operate its current entertainment software development business and current shareholders will continue to be investors in the entertainment software development business. However, if the share exchange is not completed, management of Global Entertainment intends to complete the asset sale and subsequently review all available options for other acquisition candidates. Global Entertainment currently has no other present plans or intentions to enter into another merger or reverse merger transaction.

Q:

ARE DISSENTERS’ RIGHTS AVAILABLE AND HOW DO I EXERCISE THEM?

A:

Yes, Colorado law provides that you may dissent from the sale of assets. In order to perfect your dissenter’s rights, you must first notify Global Entertainment prior to the shareholder vote on the proposal in writing. Global Entertainment will then notify you that you are entitled to demand payment for your shares and instruct you of the necessary steps in order to obtain such payment. If you do not comply with the procedures governing dissenters’ rights set forth under Colorado law and explained elsewhere in this proxy statement, you may not be entitled to payment for your shares. You are urged to review the section of this proxy statement entitled “Rights of Dissenting Shareholders” and Appendix E for a more complete discussion of dissenters’ rights.

Q:

WHAT DO I NEED TO DO NOW?

A:

This proxy statement contains important information regarding the sale of assets and amendment to our articles of incorporation. It also contains important information about what our management and board of directors, and the management and board of directors of Bayshore, considered in evaluating the sale of assets and share exchange. We urge you to read this proxy statement carefully, including the appendices, and to consider how the sale of assets and articles of amendment affect you as a shareholder.

Q:

HOW DO I VOTE?

A:

Just indicate on your proxy card how you want to vote your shares of Global Entertainment stock and sign and mail the proxy card in the enclosed return envelope as soon as possible so that your shares will be represented at the special meeting.

Q:

WHEN AND WHERE IS THE SPECIAL MEETING?

A:

The special meeting will be held on August __, 2006 at 9:00 a.m. (Florida Time), at Global Entertainment’s corporate headquarters, 703 Waterford Way, Suite 690, Miami, Florida 33126.

Q:

WHO CAN VOTE AT THE SPECIAL MEETING?

A:

Holders of Global Entertainment’s common stock who hold their shares of record as of the close of business on ________ __, 2006 are entitled to notice of and to vote at the special meeting. On the record date, there were approximately 119 shareholders of record of Global Entertainment common stock and approximately 200 shareholders in “street name”.

Q:

IF MY SHARES ARE HELD IN “STREET NAME” BY MY BROKER OR NOMINEE, WILL MY BROKER OR NOMINEE VOTE MY SHARES FOR ME?

A:

Your broker or nominee will vote your shares only if you provide instructions on how you want your shares to be voted. You should follow the directions provided by your broker or nominee.

Q:

CAN I CHANGE MY VOTE AFTER I HAVE MAILED MY PROXY CARD?

A:

Yes. You may change your vote by revoking your proxy at any time before the polls close at the special meeting. You can do this in one of three ways:

(1)

timely delivery of a valid, later-dated proxy;

(2)

written notice addressed to Corporate Secretary, Global Entertainment Holdings/Equities, Inc., before the special meeting that you have revoked your proxy; or

(3)

attendance at the special meeting in person and completing a ballot.

You may not revoke your proxy by simply attending the special meeting unless you complete a ballot. If you have instructed a broker or nominee to vote your shares, you must follow directions from your broker or nominee to change those instructions.

Q:

WHAT DO I NEED TO DO NOW?

A:

Please vote your shares as soon as possible, so that your shares are represented at the special meeting. TO VOTE YOUR SHARES, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND PROMPTLY RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. If you attend the special meeting, you may vote in person if you wish by completing a ballot at the special meeting, whether or not you have already signed, dated and returned your proxy card. Please review this proxy statement for more complete information regarding the matters proposed for your consideration at the special meeting.

Q:

WHO CAN HELP ANSWER MY QUESTIONS?

A:

If you have any questions regarding the matters discussed in this proxy statement or if you would like additional copies of this proxy statement, you should call Global Entertainment’s corporate offices at (305) 374-2036.

MARKET FOR COMMON STOCK

Global Entertainment’s common stock is currently quoted on the OTCBB under the symbol “GAMM.” The stock is thinly traded and transactions in the stock are infrequent and sporadic. No established trading market exists for Bayshore’s common stock.

The closing sale quotation per share of Global Entertainment’s common stock, as reported on the OTCBB on August __, 2006 was $0.__.

The following table sets forth the high and low bid quotations for Global Entertainment’s common stock for the periods indicated. These quotations, as reported by the OTCBB, reflect prices between dealers, do not include retail mark-ups, markdowns, or commissions, and may not necessarily represent actual transactions.

	Price Range for Common Stock
	High	Low
YEAR 2006
First Quarter	$0.43	$0.08
Second Quarter	$1.39	$0.18

YEAR 2005
First Quarter	$0.20	$0.12
Second Quarter	$0.50	$0.11
Third Quarter	$0.47	$0.11
Fourth Quarter	$0.42	$0.12

YEAR 2004
First Quarter	$0.50	$0.06
Second Quarter	$0.20	$0.15
Third Quarter	$0.15	$0.09
Fourth Quarter	$0.20	$0.09

CAUTIONARY STATEMENT CONCERNING FORWARD LOOKING INFORMATION

This proxy statement contains certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of each of Global Entertainment and Bayshore, and the effect of the share exchange. Because such statements are subject to risks and uncertainties, actual results may differ materially from historical results and those presently anticipated or projected. Global Entertainment’s shareholders are cautioned not to place undue reliance on such statements, which speak only as of the date hereof. Among the factors that could cause actual results in the future to differ materially from any opinions or statements expressed with respect to future periods are those described in the section of this proxy statement entitled “Risk Factors.” Neither Global Entertainment nor Bayshore undertakes any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

THE PROXY STATEMENT

General

You are cordially invited to attend the special meeting of the Shareholders of Global Entertainment Holdings/Equities, Inc. (hereinafter referred to as the “Company”), to be held on August __, 2006 at 9 a.m. (EDT) at 703 Waterford Way, Suite 690, Miami, Florida, for the following purposes:

1.

the sale of substantially all the assets of the Company by selling its software and hosting services operations pursuant to the terms of an asset purchase agreement between Global Entertainment’s wholly owned subsidiary, IGW Software N.V. and V.I.P. Management Services N.V.;

2.

to amend Global Entertainment’s articles of incorporation to increase our authorized common stock to 500,000,000 shares.

3.

to amend Global Entertainment’s articles of incorporation to effectuate a 3-to-1 reverse split of Global Entertainment’s outstanding common stock.

The complete text of these proposals and the reasons your Directors have proposed their adoption or oppose their adoption are contained in the proxy statement, and you are urged to carefully study them. If you do not plan to attend the special meeting, you are respectfully requested to sign, date and return the accompanying proxy promptly.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. TO BE SURE THAT YOUR SHARES WILL BE VOTED AT THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY. THIS WILL NOT PREVENT YOU FROM ATTENDING AND VOTING YOUR SHARES IN PERSON. PROMPT RETURN OF YOUR PROXY WILL REDUCE THE COMPANY’S EXPENSES IN THIS MATTER.

Only shareholders of record as shown on the books of the Company at the close of business on August __, 2006 will be entitled to vote at the special meeting or any adjournment thereof. A list of the Company’s shareholders entitled to notice of, and to vote at, the special meeting will be made available during regular business hours at the Company’s principal executive offices at 703 Waterford Way, Suite 690, Miami, Florida 33126 from the date of this notice for inspection by any shareholder for any purpose germane to the special meeting.

The special meeting may adjourn from time to time without notice other than by announcement at the special meeting, or at any adjournments thereof, and any and all business for which the special meeting is hereby noticed may be transacted at any such adjournments.

Bryan Abboud, JoAnn Abboud and Ronald Abboud beneficially owning an aggregate of 4,045,123 shares of common stock, representing approximately 53% of the voting power of Global Entertainment, have indicated that they intend to vote in favor of the proposals, effectively approving the proposals.

SHAREHOLDERS OF GLOBAL ENTERTAINMENT ARE ENTITLED TO DISSENT FROM THE SALE OF ASSETS DISCUSSED IN THIS PROXY STATEMENT AND OBTAIN PAYMENT OF THE FAIR VALUE OF THEIR SHARES IF AND WHEN THE PROPOSALS ARE EFFECTUATED. SHAREHOLDERS DESIRING TO EXERCISE THEIR APPRAISAL RIGHTS MUST COMPLY WITH SPECIFIC PROVISIONS OF THE CBCA WHICH ARE INCLUDED IN THE APPENDIX HERETO.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of June 15, 2006, based on information obtained from the persons named below, with respect to the beneficial ownership of the Common Stock by (i) each person known by the Company to own beneficially 5% or more of the 7,555,254 outstanding shares of Common Stock, (ii) each director and officer of the Company and (iii) all directors and officers as a group. The number of shares and percentage of class beneficially owned by the entities above is determined under rules promulgated by the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days through the exercise of any stock option or other right. The inclusion herein of such shares, however, does not constitute an admission that the named shareholder is a direct or indirect beneficial owner of such shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares such power with his or her spouse) with respect to all shares of capital stock listed as owned by such person or entity. Unless otherwise indicated, address of the beneficial owner below is 703 Waterford Way, Suite 690, Miami, Florida 33126.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Beneficially Owned
JoAnn Abboud (1)	707,194	9.4%
60 Seagate Drive #703
Naples, Florida 34103
Todd Elmquist	561,285	7.4%
1011 W 69th Terrace
Kansas City, MO 64113
David & Nancy Abboud	465,693	6.2%
5709 F St.
Omaha, NE 68117
Executive Officers & Directors
Bryan Abboud (2)	3,531,358	46.7%
Thomas Glaza (3)	110,210	1.5%
James Doukas (4)	86,558	1.2%
Dennis Deblois (5)	136,000	1.8%
Clint Snyder (6)	52,500	*
All Executive Officers & Directors as a Group	3,916,626	51.8%

——————

*

less than 1%

(1)

JoAnn Abboud is the mother of Bryan Abboud. JoAnn Abboud is the owner of 100% of the voting stock of Camelot Investments, Inc. Camelot Investments, Inc. owns 75,913 shares of the Company’s Common Stock. These shares are reflected in the total 707,194 shares owned by JoAnn Abboud.

(2)

Includes 515,438 shares beneficially owned by Bryan Abboud by virtue of his ownership of options to purchase: (i) 78,938 shares of common stock through December 31, 2008, at an exercise price of $0.50 per share; and (ii) 132,000 shares of common stock through December 31, 2009, at an exercise price of $0.50 per share; (iii) 50,000 shares of common stock through December 31, 2011, at an exercise price of $0.71; (iv) 32,000 shares of common stock through December 31, 2012, at an exercise price of $0.50; (v) 22,500 shares of common stock through December 31, 2013, at an exercise price of $0.08; (vi) 15,000 shares of common stock through December 31, 2014, at an exercise price of $0.10; and (vii) 185,000 shares of common stock through December 31, 2015, at an exercise price of $0.15. Includes 419,600 shares beneficially owned as grantor of the Kinderen Trust and 200,000 shares beneficially owned as grantor of the MDA Trust.

(3)

Includes 87,000 shares beneficially owned by Tom Glaza by virtue of his ownership of options to purchase: (i) 15,000 shares of common stock through December 31, 2015, at the exercise price of $0.15 per share; (ii) 15,000 shares of common stock through December 31, 2014, at the exercise price of $0.10 per share; (iii) 15,000 shares of common stock through December 31, 2013, at the exercise price of $0.08 per share; (iv) 12,000 shares of common stock through December 31, 2012, at an exercise price of $0.50 per share; and (v) 30,000 shares of common stock through December 31, 2011, at an exercise price of $0.71 per share.

(4)

Includes 57,000 shares beneficially owned by James Doukas by virtue of his ownership of options to purchase: (i) 15,000 shares of common stock through December 31, 2015, at the exercise price of $0.15 per share; (ii) 15,000 shares of common stock through December 31, 2014, at the exercise price of $0.10 per share; (iii) 15,000 shares of common stock through December 31, 2013, at the exercise price of $0.08 per share; and (iv) 12,000 shares of common stock through December 31, 2012, at an exercise price of $0.50 per share.

(5)

Includes 36,000 shares beneficially owned by Dennis Deblois by virtue of his 60% ownership of International Data Consultants, Inc., who holds options to purchase: (i) 30,000 shares of common stock through December 31, 2014, at the exercise price of $0.10 per share; and (ii) 30,000 shares of common stock through December 31, 2015, at the exercise price of $0.15 per share.

(6)

Clinton Snyder’s beneficial holdings includes 52,500 shares owned by virtue of his ownership of options to purchase (i) 15,000 shares of common stock through December 31, 2015, at the exercise price of $0.15 per share; (ii) 15,000 shares of common stock through December 31, 2014, at the exercise price of $0.10 per share; and (iii) 22,500 shares of common stock through December 31, 2013, at the exercise price of $0.08 per share.

PROPOSAL ONE:
SALE OF ASSETS

The following discussion summarizes certain aspects of the proposal to sell all or substantially all of Global Entertainment’s assets V.I.P. Management Services. A copy of the asset purchase agreement is attached as Appendix A.

General

The asset purchase agreement provides for the sale of substantially all of the assets of the Company’s wholly owned subsidiary, IGW Software N.V. to V.I.P. Management Services for a total purchase price of $3,850,000 and the forgiveness of approximately $1,050,000. The closing of the asset purchase agreement is a condition of the share exchange with Bayshore, a Nevada company organized in November 2004. The consummation of these transactions will result in a reverse merger and Bayshore will be the surviving entity. There will be a change of control and current shareholders will be substantially diluted.

Background and Reasons for Sale of Assets

The Company had previously announced its intentions to sell substantially all of its assets to certain of its affiliates, including its executive officers. Following this announcement, the Company was contacted by V.I.P. Management Services N.V., currently the sole customer and client of the Company’s wholly owned subsidiary. The Company’s current operations are dependent on its relationship with V.I.P. Management Services and its parent company, Leisure & Gaming Plc. On May 12, 2006, management of V.I.P. Management Services proposed to acquire substantially all of the assets of the Company for cash and the forgiveness of liabilities owed to V.I.P. Management Services. The liabilities are deposits that the Company has received from V.I.P. Management Services for Company software licenses. After arm lengths negotiations by and between management of Global Entertainment and management of V.I.P. Management Services, the parties agreed to the sale of substantially all of the assets for $3,850,000 and the forgiveness of liabilities of approximately $1,050,000.

The terms are substantially the same as initially proposed by V.I.P. Management Services. The initial offer by V.I.P. Management Services to purchase the assets was for an aggregate purchase price of $3,989,250, which included the purchase of the assets for $2,939,850 and forgiveness of $1,050,000 of debt. The cash component of the initial purchase price offer was based on V.I.P. Management Service’s estimation of the value of the assets. The initial offer also included payment of the purchase over a period of one year and required personal guarantees from Bryan Abboud for a period of one year from the closing on any undisclosed liabilities. The Company counter offered with a cash purchase price of $4,195,850, payable upon closing and no personal guarantee from Mr. Abboud. As the parties agreed on a final cash purchase price for the assets of $3,850,000, the difference of $910,150 from the initial proposal was principally due to the value the parties attributed to the software. The board of directors of the Company believes that the proposal from V.I.P. Management Services is more beneficial to the shareholders of the Company, as the Company shareholders will receive a cash distribution from the net proceeds of the sale of the Company’s assets. Management of the Company believes that Leisure & Gaming Plc proposed the asset purchase because it could eliminate the costs and expenses associated with our relationship by directly owning our assets.

In recommending the sale of the Company’s assets to V.I.P. Management Services  N.V. and termination of the initial agreement, the board of directors considered the following: (1) the Company is dependent on V.I.P. Management Services for substantially all the Company’s revenues and the Company would have no source of revenues in the event that V.I.P. Management Services terminates its relationship with the Company; (2) V.I.P. Management Services made an unsolicited proposal to acquire substantially all of the assets of the Company for cash consideration and such consideration, after deducting expenses of the Company and satisfying liabilities of the Company, will be distributed to the Company’s shareholders in the form of a dividend payment; (3) V.I.P. Management Services is not an affiliate of the Company and the terms asset purchase were negotiated on an arms length basis; (4) in addition to the distribution to be received by the Company’s shareholders, such shareholders will also maintain their equity interest in the Company; and (5) due to our dependence on V.I.P. Management Services it is highly unlikely that a third party would seek to acquire our assets on terms more favorable than the terms proposed under the agreement with V.I.P. Management Services. The asset purchase price was approved by the Company’s board of directors on June 10, 2006.

Global Entertainment is proposing the asset sale for several reasons: (1) the performance of Global Entertainment common stock in the marketplace has been disappointing since its initial quotation on the Over the Counter Bulletin Board (under $0.50 prior to the announcement of the proposed transactions and limited trading for the past two years); (2) the revenues that our software and hosting services operations have generated and the revenues that management believes our software and hosting services operations will generate in the future, when coupled with the costs and requirements of a publicly reporting company, are not adequate to generate significant profits; (3) government regulation over the Internet gambling industry has increased significantly; and (4) Global Entertainment currently has only one customer and in the event that this customer (V.I.P. Management Services) would decide to terminate its relationship with the Company, the Company would have no source of revenue. Furthermore, Global Entertainment currently does not have cash flow or borrowing power sufficient to grow its software and hosting services operations.

Due to illiquidity and low stock price, Global Entertainment’s stock has not been sufficiently attractive to serve as currency to fund investments. As a “micro cap” company, Global Entertainment has had difficulty raising capital through equity offerings because there has been no institutional interest in its stock. Having determined that Global Entertainment’s business prospects provided minimal opportunity for growth and limited, if any, returns to its shareholders, Global Entertainment’s board of directors has determined that it is in Global Entertainment’s best interests to dispose of all of its software and hosting services operations and via a share exchange, acquire a private company with a potential for growth and returns to its shareholders.

Asset Purchase Agreement

Global Entertainment intends to dispose of substantially all of its assets under an asset purchase agreement with V.I.P. Management Services. You are urged to review the asset purchase agreement, a copy of which is attached to this proxy statement as Appendix A.

General

On June 13, 2006 Global Entertainment’s wholly owned subsidiary, IGW Software N.V. entered into an asset sale agreement to sell with full title guarantee, free from encumbrances, materially all of its software and hosting assets to V.I.P. Management Services. The assets principally consist of: software applications, hardware, material contracts, licenses, records, and intellectual property rights. Except as otherwise expressly provided in the agreement, all risks and liabilities associated with the assets and their use and operation pass to V.I.P. Management Services on the completion date of the agreement. The consideration payable for the assets is the sum of $4,900,000, which shall be paid or satisfied by V.I.P. Management Services as follows:

•

$3,110,000, in cash at the closing of the asset purchase;

•

$540,000, by payment into a retention account to cover potential post closing liabilities;

•

$200,000 by payment of an assignment retention to facilitate the assignment of a contract with a key Company vendor; and

•

the release of Global Entertainment from the obligation to repay the debt of US$1,050,000 owed by Global Entertainment to V.I.P. Management Services.

Completion of the asset purchase is conditional on the following conditions to closing being satisfied or waived:

•

consent of a majority of the shareholders of the Company approving the sale of assets and compliance with requirements of the U.S. Securities and Exchange Commission;

•

V.I.P. Management Services being satisfied with the results of its due diligence investigations into the assets; and

•

the assignment and consent to assignment of any contracts, which V.I.P. Management Services considers, are necessary for it to operate or continue to use the assets.

V.I.P. Management Services may, by notice to Global Entertainment, at or before closing waive the above conditions (except as they relate to Global Entertainment shareholder approval). However, if the conditions are not satisfied or (where applicable) waived on or before  September 15, 2006 (or such later date as the parties shall agree in writing), the agreement will terminate, and be of no further force and effect, and neither party shall have any liability to the other party.

V.I.P. Management Services may terminate the agreement by notice to Global Entertainment on or prior to closing if:

•

any of the warranties made by Global Entertainment are not materially accurate or is or are incapable of being performed, or an act or event occurs which, had it occurred on or before the date of the agreement, would have constituted or resulted in a breach of the warranties which in any such case is, in the reasonable opinion of V.I.P. Management Services, material in relation to the assets; or

•

V.I.P. Management Services discovers a material inaccuracy or failure to perform by Global Entertainment of the warranties given as of the date of the agreement with reference to the facts and circumstances then applying, or a material breach or non-fulfillment of the Company’s pre-closing obligations which cannot be remedied or (if capable of remedy) is not remedied prior to closing.

However, if V.I.P. Management Services elects not to terminate, and the closing occurs, then V.I.P. Management Services shall have no claim against Global Entertainment for breach of the warranties to the extent the subject matter or circumstance has been fairly disclosed to V.I.P. Management Services, and, in such event Global Entertainment shall have no further obligations or liabilities to V.I.P. Management Services whatsoever arising from any breach or non-performance of such warranties or provisions.

The Company anticipates that the closing will occur within three days following the special meeting.

Conduct pending the Closing

Effective June 1, 2006 through the closing date, or earlier termination, the Company will operate its business in consultation with V.I.P. Management Services, in substantially the same manner as prior to the date of the agreement and in the ordinary course of business. During this period V.I.P. Management Services has agreed to pay the costs reasonably incurred by Global Entertainment in the continuation of its business (excluding the fees of Global Entertainment’s legal counsel) provided that the costs do not exceed $300,000 per month (on a pro rated basis).

Closing

The closing will take place at the offices of Global Entertainment not more than two business days after the conditions to closing have been satisfied or waived. At closing, Global Entertainment will deliver or procure the delivery to V.I.P. Management Services of the following:

•

duly executed assignments or novations of the material contracts and such original documentation thereof as are in the possession or under the control of Global Entertainment;

•

any supplemental disclosure;

•

assignments of the intellectual property rights;

•

records;

•

releases of any charges over any of the assets (if required); and

•

all other assets, which are capable of transfer by delivery.

Upon completion of the delivery of the assets above V.I.P. Management Services shall:

•

transfer the sum of $3,110,000 to the Company;

•

deposit $740,000 into a retention account; and

•

deliver to IGW Software and Global Entertainment a written release for the $1,050,000 debt owed by IGW Software to V.I.P. Management Services.

If either Global Entertainment or V.I.P. Management Services shall default in any of its delivery obligations which are required to be performed at or prior to closing, Global Entertainment or V.I.P. Management Services (whichever is the non-defaulting party) may elect to:

•

defer closing to the fourteenth business day after the defaulting party has performed such obligations and delivered notice to the non-defaulting party of such performance; or

•

if the defaulting party’s failure has continued for fourteen business days beyond the closing rescind the agreement without prejudice to any other remedy which it may have and without thereby incurring by liability to the defaulting party; or

•

proceed to closing as far as practicable (but without prejudice to its rights under the agreement or applicable law).

Following 135 days after the closing date V.I.P. Management Services will release Global Entertainment and its affiliates from any and all debts, defaults, claims, demands, liabilities, causes of action and liabilities arising from or relating to all prior agreements understandings and dealings, written and oral, between the parties (other than the asset purchase agreement).

Assignment Retention, Retention and Retention Account

On the closing date a retention amount and assignment retention in the aggregate amount of $740,000 shall be deposited into escrow. If within 21 days from the closing date (the “Retention Release Date”) V.I.P. Management Services makes a claim for indemnity or  breach of warranty under the agreement which has not been satisfied by that date, any such claim shall be deemed a retention claim and on the Retention Release Date such amount shall be retained in the escrow account. This amount shall be applied in or towards settlement of retention claims determined by arbitration or negotiation between the parties. Within 14 days of determination, settlement or resolution of all retention claims, which are outstanding at or, after the Retention Release Date, $540,000 in escrow shall be distributed:

•

to V.I.P. Management Services: the outstanding amount payable to V.I.P. Management Services in respect of retention claims out of the retention account; and

•

to Global Entertainment: any remaining amounts in the retention account.

The remaining $200,000 retention amount relates to a consent to assignment of a contract between IGW Software and Montana Overseas S.A. The amount is held to ensure the procurement of a consent to an assignment of the contract, which provides for a commission to IGW Software based on software licensing to V.I.P. Management Services. If a consent to an assignment of the Montana Overseas agreement is not received on or before three weeks after the effective date, V.I.P. Management Services will retain the $200,000.

Material Contracts

On the closing date V.I.P. Management Services shall become entitled to all of the rights and benefits of Global Entertainment under the material contracts. Insofar as the benefit of any  cannot be assigned to V.I.P. Management Services except with the consent of one or more third parties or by novation, the following provisions shall apply:

•

the Company shall use reasonable efforts with the co-operation of V.I.P. Management Services to obtain consent or novation, and shall notify V.I.P. Management Services as soon as any such consent or novation is obtained or refused or is the subject of any other communication from the relevant third party, and V.I.P. Management Services shall, upon Global Entertainment’s request (but at the discretion of V.I.P. Management Services, acting reasonably), promptly execute such instruments and agreements as the third party may require of V.I.P. Management Services to effect such assignment or novation;

•

unless and until all material contracts shall be assigned or novated, Global Entertainment will hold the benefit on trust for V.I.P. Management Services and will give all reasonable assistance after completion to V.I.P. Management Services to enable V.I.P. Management Services to exercise the rights of Global Entertainment under such contract, provided, that V.I.P. Management Services shall perform in a timely manner all obligations of Global Entertainment under such contract;

•

as soon as practicable after all necessary third party consents have been obtained, Global Entertainment and V.I.P. Management Services shall execute assignments or, where requested by V.I.P. Management Services, a novation agreement, in terms reasonably required by V.I.P. Management Services, in respect of any such contract and shall deliver the same to V.I.P. Management Services;

•

if any requisite consent is refused or not obtained within 30 days (or such longer period as the parties may agree) after closing then (as V.I.P. Management Services may elect):

The Company shall continue to hold the benefit of the contract in trust for V.I.P. Management Services and pay over any benefit derived from the contract and Global Entertainment will give all reasonable assistance after closing to V.I.P. Management Services to enable V.I.P. Management Services to exercise the rights of Global Entertainment under such contract; or the parties will use their best efforts to cancel the contract.

Global Entertainment shall indemnify V.I.P. Management Services on an after tax basis against all actions, proceedings, losses, costs, expenses, damages, claims and demands and all other liabilities whatsoever (including, without limitation, all losses, liabilities and reasonable and proper costs incurred as a result of defending or settling any claim alleging any such liability) suffered or incurred by V.I.P. Management Services by reason of or arising out of any default or non-performance of Seller’s obligations under any material contract prior to closing.

Liabilities

All risks and liabilities associated with the assets and their use and operation will pass to V.I.P. Management Services at closing. However, Global Entertainment undertakes to V.I.P. Management Services to settle all Excluded Liabilities (as defined below) as and when they fall due and indemnify V.I.P. Management Services on an after tax basis and keep it fully indemnified from and against the Excluded Liabilities and against all costs, claims, actions, proceedings, losses, damages and expenses in respect thereof. “Excluded Liabilities” is defined as:

•

any liabilities of the Company incurred otherwise than in relation to the assets;

•

liabilities or obligations expressly stated in the agreement to be borne by the Company or in respect of which the Company has agreed to indemnify V.I.P. Management Services; and

•

tax of any kind in respect of any income, profits or gains of Global Entertainment or for which the Company is liable.

Apportionments

All periodical payments, outgoings, and liabilities (excluding the Excluded Liabilities) in relation to the assets including but not limited to payments under rental agreements, salaries, wages, and all other payments to or in respect of the Employees (“Outgoings”) and all periodical receivables in relation to the assets (“Receivables”), shall be apportioned on a time basis so that such part of the Outgoings and Receivables, as is attributable to the period prior to closing shall be borne by or belong to Global Entertainment and such part of the Outgoings and Receivables as is attributable to the period commencing after closing shall be borne by or belong to V.I.P. Management Services. No apportionment shall be made in respect of any applicable sales tax.

Employees

Global Entertainment shall indemnify V.I.P. Management Services on an after tax basis against all actions, proceedings, losses, costs, expenses, damages, claims and demands and all other liabilities whatsoever (including, without limitation, all losses, liabilities and reasonable and proper costs incurred as a result of defending or settling any claim alleging any such liability) suffered or incurred by V.I.P. Management Services which relate to or arise out of any act or omission by Global Entertainment or any act or omission for which Global Entertainment is vicariously liable and which occurred in any period prior to closing including, without limitation, any such matter relating to or arising out of:

•

Global Entertainment’s rights, powers, duties and/or liabilities under or in connection with an employee’s employment; or

•

anything done (or omitted to be done) prior to closing by Global Entertainment or for which Global Entertainment is directly or indirectly responsible in respect of any person employed or engaged by Global Entertainment at any time prior to closing.

V.I.P. Management Services shall on and from after closing, assume responsibility for the rights, powers, duties, liabilities and performance of all the obligations of the employer in relation to any employee who accepts employment with V.I.P. Management Services and shall indemnify Global Entertainment against all actions, proceedings, liabilities, costs claims, losses and expenses or demands arising from such relationship following the closing.

Warranties and Indemnities

Global Entertainment has provided customary representations to V.I.P. Management Services providing for:

•

good and marketable title to the assets;

•

no encumbrances on the assets; and

•

absence of undisclosed claims or liabilities.

Global Entertainment has agreed to pay all sums payable by it under or pursuant to a claim for breach of warranty or indemnity free and clear of any counterclaim or set off of any kind and free and clear of all deductions or withholdings except for those required by law. If a deduction or withholding is required by law, Global Entertainment shall pay such additional amount as will ensure that the net amount V.I.P. Management Services receives equals the full amount, which it would have received had the deduction or withholding not been required.

Limitations on Global Entertainment Warranties

Pursuant to the agreement the Company has delivered V.I.P. Management Services a disclosure letter covering warranties provided by the Company. The Company will not be liable to V.I.P. Management Services for any warranties properly disclosed under such letter. In addition, Global Entertainment shall not be liable to answer to V.I.P. Management Services for any single warranty claim the amount of which does not exceed $10,000, and with respect to any series or combination of warranty claims which, individually, exceeds $10,000, unless and until the aggregate amount to be claimed exceeds $50,000, in which case Global Entertainment shall be liable to answer for the whole amount and not merely the excess over $50,000,  up to the amount of the ceiling provided for herein. The aggregate liability of Global Entertainment to make payment to V.I.P. Management Services in respect of warranty claims shall not exceed $1,500,000. In addition, Global Entertainment shall not be liable in relation to a warranty claim unless written notice of a breach, is given to Global Entertainment within 135 days of closing.

Dividend and Consequences of the Sale of Assets

Upon effective time of the sale of assets, the Company will dispose of its remaining assets and liabilities. The net proceeds of the asset sale would be used to pay off the Company’s corporate debts and other liabilities, including the costs of the asset purchase and share exchange that had not been paid on a current basis out of working capital, severance costs for employees, lease payments, outstanding liabilities, vendor bills relating to costs of being a public company and ongoing operating costs. Remaining proceeds will be distributed to our shareholders. The amount available for distributions to shareholders would also depend upon the timing of the closing of the asset sale and our other obligations outstanding when the share exchange is expected to be completed. An unaudited pro forma balance sheet and profit and loss account as of March 31, 2006, and estimates for the cash utilization up to the date of closing of the asset sale and effectiveness of the share exchange, are included in this proxy statement. We expect the amount available to be approximately $2,922,000. Based on our current estimate of net proceeds that will be available for distribution to common shareholders, holders of common stock would receive a distribution as a dividend of approximately $0.30 per share to $0.36 per share. The Company anticipates making the distribution approximately 25-days following the closing of the asset purchase. The dividend distribution is taxable.

Upon the consummation of the sale of assets, Global Entertainment will no longer develop and distribute entertainment software programs and Global Entertainment shareholders will no longer own an investment in the entertainment software development business. Following the distribution of shareholder dividends, the Company intends to proceed with the closing of the share exchange. However, the closing of the share exchange is not a condition to the sale of assets. In the event that the share exchange agreement is terminated, the Company will seek another acquisition candidate. As of the date of this proxy statement, the Company has no other potential acquisition candidates.

Rights of Dissenting Shareholders

The proposed sale of assets is a corporate action which gives rise to dissenters’ rights under the CBCA. However, if you exercise dissenter rights you will not be entitled to receive dividends from the net proceeds of the asset sale. A summary and discussion of dissenters’ rights available to Global Entertainment shareholders is set forth in this proxy statement under the heading “Rights of Dissenting Shareholders.”  Dissenters’ rights under the CBCA are attached to this proxy statement as Appendix E.

Interests of Certain Affiliates

In considering the sale of assets, you should be aware that upon completion of the asset purchase Bryan Abboud will purchase the remaining assets of the Company in consideration of approximately $20,000. These assets primarily consist of fixtures, hardware and furniture, which we believe have nominal value. Upon completion of the asset purchase V.I.P. Management Services may engage Bryan Abboud to perform certain transition services and in consideration for such services and cash consideration payable by Mr. Abboud, V.I.P. Management Services shall transfer to Mr. Abboud or his assignees certain unfinished software codes and a license in perpetuity to use certain software codes that will be sold to V.I.P. Management Services under the asset purchase. Mr. Abboud and V.I.P. Management Services have not entered into any written consulting agreement. However, the parties have orally agreed that if Mr. Abboud opts to purchase the unfinished codes and license for the software codes, he will pay V.I.P. Management Services $50,000 and provide V.I.P. Management Services with consulting services for a period of six months. The services will be limited to providing strategic, operational and personnel advice regarding software development. Mr. Abboud will not receive any cash compensation for his services.

Background of the Share Exchange

The following information describes the material aspects of the share exchange. The share exchange agreement is attached to this proxy statement as Appendix B. On the closing date of the share exchange agreement, Global Entertainment will receive 100% of the outstanding shares of Bayshore common stock in exchange for 194,541,008 shares of Global Entertainment common stock. The share exchange is a reverse merger in which Bayshore will be the surviving entity. In early 2005, Global Entertainment’s board of directors began considering and evaluating the economic conditions for Global Entertainment and began to evaluate restructuring alternatives. Shortly thereafter, Global Entertainment was introduced to Bayshore and the parties entered into a non-binding letter of intent to facilitate a share exchange between the companies. The parties executed the share exchange agreement on April 10, 2006. The share exchange and non-binding letter of intent are the only agreements entered into by and between Global Entertainment and Bayshore. Except as otherwise disclosed in this proxy statement there are no past contacts, transactions or negotiations with Bayshore.

Under the share exchange Bayshore shareholders will receive an aggregate of 194,541,008 shares of Global Entertainment common stock in exchange for their interests in Bayshore. Bayshore shares are subject to forfeiture as described below. The shares of common stock issued pursuant to the share exchange will contain the same rights, terms and preferences as Global Entertainment’s currently issued and outstanding shares of common stock. The par value of Global Entertainment common stock is $0.001 per share. The holders of Global Entertainment common stock are entitled to one vote for each share held of record on all matters to be voted on by shareholders. There is no cumulative voting with respect to the election of directors, with the result that the holders of more than 50% of the shares voted for the election of directors can elect all of the directors. The holders of Global Entertainment common stock are entitled to receive dividends when, as and if declared by the board of directors out of legally available funds. Global Entertainment has not paid dividends since its inception. In the event of Global Entertainment’s liquidation, dissolution or winding up, the holders of common stock are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision has been made for each class of stock, if any, having preference over the common stock. Holders of shares of common stock, as such, have no conversion or other subscription rights, and there are no redemption provisions applicable to common stock. All of the outstanding shares of common stock are, and the shares of common stock to be issued pursuant to the share exchange, will be duly authorized, validly issued, fully paid and nonassessable. Global Entertainment is also authorized to issue up to 25,000,000 shares of preferred stock, the rights, preferences and designations of such shares to be determined by the board of directors of Global Entertainment. There are currently no shares of preferred stock issued or outstanding.

There will be no material differences in shareholder rights as a result of the reverse merger.

If for any reason the share exchange is not completed, Global Entertainment will complete the asset sale and seek other potential acquisition candidates. Global Entertainment currently has no other plan or intentions to enter into another merger or reverse merger transaction.

Reasons for the Share Exchange

As discussed above, having determined that its current business plan is not suited for a public company, the board of directors has determined that it is in Global Entertainment’s best interests to dispose of all or substantially all of Global Entertainment’s current operations. The board of directors believes that if the share exchange is completed, Global Entertainment’s shareholders are more likely to realize increased value, because its share price may increase as a result of the business and results of operations of the surviving entity.

The decision by Bayshore’s board of directors and shareholders to enter into the share exchange agreement is based upon their belief that funding sources and access to capital markets are more readily available to Bayshore as a public company with a trading market for its common stock then if it remained a private company. Bayshore also believes that as a public company its common stock may be used as consideration for the acquisition of other media companies. Global Entertainment’s common stock has not historically been sufficient to serve as currency because its common stock has and continues to trade at less than $1.00 per share with limited liquidity. Bayshore believes that the new business and potential growth for the surviving business operations will generate greater investor interest and increased liquidity in the publicly trading stock, making it more attractive to serve as currency for the surviving company. Bayshore believes that as a media content developer and distributing company, they will generate significantly more investor interest than an entertainment software program developer and distribution company. However, if the stock continues to trade at historical levels with limited liquidity, Bayshore may be unable to make future acquisitions or may be required to change its acquisition strategy. Another factor for Bayshore in entering into the share exchange agreement is that as a public company, its shareholders will be better able to sell all or a part of their common stock because there may be a public market for the common stock of Bayshore.

The Share Exchange Agreement

General Terms

The share exchange agreement provides that, upon the satisfaction or waiver of certain conditions, the holders of all 95,225,000 shares of Bayshore will exchange their shares in Bayshore on a one for 0.489 basis for an aggregate of 194,541,008 shares of Global Entertainment common stock. No fractional shares of Global Entertainment common stock shall be issued in exchange for shares of Bayshore common stock. In lieu thereof, fractional shares shall be rounded up to the nearest whole number.

The shares will be issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act. An aggregate of 31 individuals and entities will receive shares of common stock pursuant to the share exchange. The individuals and entities are all accredited. The individuals and entities have received current information about Global Entertainment and the reverse merger and have had an opportunity to ask questions about Global Entertainment and the reverse merger. All shares of common stock issued pursuant to the share exchange will contain legends restricting transferability absent registration or applicable exemption.

Following the share exchange, Bayshore will be the surviving entity. It is anticipated that if all conditions of the share exchange have been satisfied or waived, the share exchange will be completed immediately following the special meeting. The delay in fulfilling any condition of the share exchange could delay the completion of the share exchange or result in the termination of the share exchange agreement.

Effects of the Share Exchange

The share exchange will be accounted for as a reverse merger, with Bayshore as the surviving entity. At the effective time of the share exchange, all outstanding shares of Bayshore common stock will be exchanged on a one for 0.489 basis for an aggregate of 194,541,008 shares of Global Entertainment common stock. Following the share exchange and assuming Global Entertainment’s sale of assets, Bayshore will be a wholly-owned subsidiary of Global Entertainment. In addition, an aggregate of 500,000 shares of common stock will be issued to three consultants that performed services in connection with the share exchange.

Upon the exchange of all shares of Bayshore common stock, the aggregate number of shares of Global Entertainment common stock issuable to the shareholders will be 194,541,008, or approximately 98% of the Global Entertainment common stock outstanding immediately after the effective time of the share exchange. As a result, the shareholders of Bayshore will have significant control over Global Entertainment.

Options held by officers and directors and employees of Global Entertainment shall remain outstanding for a period of 90 days from the effective date of the share exchange and then expire pursuant to the terms of such options. These options, assuming the effectiveness of the reverse split, are exercisable at prices ranging from $0.24 per share to $2.13 per share to acquire an aggregate of 453,191 shares of Global Entertainment common stock.

The parties have agreed that certain shares issued to Bayshore under the share exchange shall be subject to forfeiture in the event that Global Entertainment does not have a book value per share (pre reverse split) of $0.30 or greater at March 31, 2007. In the event that the actual book value per share is less than $0.30 at March 31, 2007, then the Bayshore shareholders shall, in the aggregate either, a) return an amount of shares of common stock of Global Entertainment to the Company such that the book value per share will equal $0.30 following the cancellation of those shares, and said shares shall be cancelled, b) contribute assets of a value such that the book value per share will equal $0.30 following the asset contribution or c) a combination of stock and asset contribution to meet this requirement. In the event Bayshore shareholders choose to or are required to contribute assets, to bring the book value to the required per share value, then the assets contributed will be valued in accordance with generally accepted United States accounting practices and must be appraised by an independent third party who is qualified to perform and render an opinion of value.

Effective Time

Unless the share exchange agreement is previously terminated, the share exchange will be completed approximately three days following the closing of the asset purchase. The share exchange agreement provides that Global Entertainment and Bayshore will cause the effective time to occur as promptly as practicable after the adoption by the shareholders of Global Entertainment and of Bayshore and the satisfaction or waiver of the other conditions described under “Conditions to Consummation of the Share Exchange,” but in no event later than ten business days after all such conditions have been satisfied or waived, or on such other date as may be mutually agreed upon by the parties.

Representations and Warranties

The share exchange agreement contains customary representations and warranties of both Global Entertainment and Bayshore, providing for:

•

the absence of material changes or events with respect to Global Entertainment and Bayshore;

•

the absence of material undisclosed liabilities of Global Entertainment and Bayshore; and

•

the absence of pending or threatened actions against such party with respect to the share exchange.

In addition, Global Entertainment has also made additional representations and warranties to Bayshore relating to, among other things, the following matters:

•

the filing of reports and other documents with the SEC, the material compliance of such documents with SEC rules and regulations and the accuracy of the information contained therein;

•

the material compliance of this proxy statement with state and Federal laws and the accuracy of the information contained herein.

Covenants

The share exchange agreement also contains various other customary covenants, and the following:

•

At the effective time of the share exchange, Global Entertainment shall deliver the voluntary resignations of its directors and executive officers; and

•

The parties agreed that, following the effective time of the share exchange, they will not alter the rights of any current or former director of Global Entertainment who has a right to indemnification from Global Entertainment pursuant to its articles of incorporation or bylaws.

Conditions to Consummation of the Share Exchange

The effective time of the share exchange shall occur only upon the satisfaction of numerous conditions by either Global Entertainment, Bayshore or both. The share exchange agreement provides that neither party is obligated to consummate the share exchange unless the following conditions are satisfied or mutually waived:

•

NASD shall not have provided any notice to Global Entertainment that the quotation of its common stock may be in jeopardy following the completion of the share exchange;

•

Each of Bayshore shareholders shall have completed and delivered to Global Entertainment an executed share exchange agreement, a subscription agreement and letter of representation in the form attached to the share exchange agreement;

•

No action or proceeding shall be pending or threatened which would seek to prohibit the transactions contemplated by the share exchange agreement;

•

The offering of shares of Global Entertainment common stock to the Bayshore shareholders shall be exempt under the Securities Act.

Conditions to Global Entertainment’s Obligations

In addition to the conditions set forth above, the obligation of Global Entertainment to effect the share exchange is subject to the satisfaction of the following conditions at or prior to the effective time of the share exchange (unless waived by Global Entertainment):

•

The representations and warranties of Bayshore contained in the share exchange agreement shall be true and correct on the closing date; and

•

Bayshore shall have performed and complied with all the covenants and agreements contained in all material respects and satisfied in all material respects all the conditions required by the share exchange agreement to be performed or complied with by Bayshore at or prior to the effective time of the share exchange.

Conditions to Bayshore’s Obligations

The obligation of Bayshore to effect the share exchange is subject to the satisfaction of conditions at or prior to the effective time of the share exchange (unless waived by Bayshore):

•

Global Entertainment shall have performed and complied with all the covenants and agreements contained in all material respects and satisfied in all material respects all the conditions required by the share exchange agreement to be performed or complied with by Global Entertainment at or prior to the effective time of the share exchange;

•

Global Entertainment shall have disposed of all or substantially all of its assets and liabilities;

•

Global Entertainment shall have amended its articles of incorporation increasing its authorized common stock; and

•

Global Entertainment shall not have more than 2,971,606 shares (2,518,415 shares and 453,191 options) of its common stock outstanding on a fully-diluted basis; and

•

Bryan Abboud shall agree to enter into a 12 month lockup agreement restricting the transfer of approximately 1,177,820 shares of Global Entertainments common stock held by him (on a post reverse split, fully diluted basis).

Termination of Share Exchange Agreement

The share exchange agreement may be terminated at any time prior to the effective time of the share exchange:

•

by mutual consent of Global Entertainment and Bayshore; or

•

by either Global Entertainment or Bayshore if:

(1)

the shareholders of either company do not give the requisite approvals to the transactions contemplated by the share exchange agreement;

(2)

the share exchange has not been consummated on or before September 30, 2006, or such later date as the parties may mutually agree;

(3)

there has been a material misrepresentation, breach of warrant or breach of covenant by the other party; or

(4)

there shall have been a material adverse change in the financial condition of the other party, or if an event shall have occurred which, as far as reasonably can be foreseen, would result in any such change.

If for any reason the share exchange is not consummated, Global Entertainment will continue to seek another acquisition, merger or reverse merger transaction.

Consultants to the Share Exchange

Upon completion of the share exchange Global Entertainment will issue 500,000 shares of its common stock to three independent consultants. Two of the consultants were engaged by Bayshore and one consultant was engaged by Global Entertainment. Prior to the introduction of Global Entertainment to Bayshore, the consultants were engaged by the parties to identify potential business opportunities and acquisition or merger candidates.

Expenses

Each party is responsible for all of its expenses incurred in connection with the share exchange and asset sale, including any fees paid to brokers or financial advisors. However, Bayshore shall pay or reimburse Global Entertainment for any costs and expenses (including legal fees and expenses) associated with responding to comments to this proxy statement from the Securities and Exchange Commission or other regulatory body relating to the business or operations of Bayshore.

Global Entertainment anticipates the following expenses in connection with the reverse merger:

Printing/Postage	$12,000
Legal	60,000
Accounting	23,000
Fairness Opinion	30,000

Total	$125,000

Fairness Opinion

The board of directors engaged Stenton Leigh Capital Corp., to perform a fairness evaluation of the sale of assets and share exchange. Stenton Leigh Capital Corp., has been engaged in the valuation of businesses and their securities in connection with share exchanges and acquisitions, public and private financing, and valuations for estate, corporate and other purposes. The fairness opinion is attached to this proxy statement as Appendix D. The opinion is discussed below.

Penny Stock Rules

Global Entertainment’s common stock is subject to the Penny Stock Rules promulgated under the Securities Exchange Act of 1934. These rules regulate broker-dealer practices in connection with transactions in “penny stocks.” Penny stocks generally are equity securities with a price of less than $5.00 (other than securities registered on certain national securities exchanges or quoted on the NASDAQ system, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system). The Penny Stock Rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document prepared by the SEC that provides information about penny stocks and the nature and level of risks in the penny stock market. The broker-dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction, and monthly account statements showing the market value of each penny stock held in the customer’s account. The bid and offer quotations, and the broker dealer and salesperson compensation information, must be given to the customer orally or in writing prior to effecting the transaction and must be given to the customer in writing before or with the customer’s confirmation.

In addition, the Penny Stock Rules require that prior to a transaction in a penny stock not otherwise exempt from such rules, the broker and/or dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser’s written agreement to the transaction. These disclosure requirements may have the effect of reducing the trading activity in the secondary market for Global Entertainment’s common stock.

Management after the Share Exchange

The share exchange is a reverse merger in which Bayshore will be the surviving company. As a result of this reverse merger, a change in control in Global Entertainment will occur. Pursuant to the share exchange agreement, the officers and directors of Global Entertainment will, as of the effective time of the share exchange, resign. Jacob Dadon, Lydia Dadon and Lilian Nieman will be appointed to the board of directors and will serve as directors of Global Entertainment until the next annual meeting of Global Entertainment’s shareholders. The new board of directors will appoint new officers of Global Entertainment. Biographical information concerning the new directors and officers is set forth below:

Name	Age	Position
Jacob Dadon	24	Chief Executive Officer, Chief Financial officer and Director
Lydia Dadon	48	Secretary and Director
Lilian Nieman	70	Director

Jacob Dadon has served as chief executive officer, chief financial officer and director of Bayshore since its inception. Mr. Dadon has also served as president of Giants Entertainment, Inc., a Delaware corporation which transferred to Bayshore Media full right and title to its 14 current unreleased motion pictures. Giants Entertainment, Inc. is a motion picture production company with over 300 employees. Mr. Dadon has served as executive producer for over 20 films. Jacob Dadon is the son of Lydia Dadon and grandson of Lilian Nieman.

Lydia Dadon has served as a director of Bayshore since its inception. From April 1989 through May 2003 Ms. Dadon served as executive producer of Giants Entertainment, Inc. Ms. Dadon is the mother of Jacob Dadon and daughter of Lilian Nieman. Ms. Dadon filed a petition under the federal bankruptcy laws under Chapter 7. The petition was discharged in 2005.

Lilian Nieman has served as a director of Bayshore since its inception. From 1954 through 1977, Ms. Nieman owned and operated several supermarkets throughout England under the name “Nieman’s”. Ms. Nieman is retired. Ms. Nieman is the grandmother of Jacob Dadon and mother of Lydia Dadon.

Compensation

Employment Agreements

Upon the effectiveness of the share exchange, Global Entertainment will enter into an executive employment agreement with Jacob Dadon and Lydia Dadon. In consideration for serving as chief executive officer and chief financial officer, Global Entertainment will pay Jacob Dadon an initial base salary of $200,000. In consideration for serving on the Board of Directors and as Secretary, Global Entertainment will pay Lydia Dadon an initial base salary of $120,000.

Included in accrued liabilities in Bayshore, was $360,000 due to the officers and other affiliates for compensation and consulting fees for the period from inception to March 31, 2006. Global Entertainment will assume these obligations in connection with the share exchange. The following amounts included in the total were due to the officers and affiliates:

Lydia Dadon	$120,000
Jacob Dadon	$70,000
Lilian Nieman	$50,000
David Dadon*	$120,000

———————

*

David Dadon is the father of Jacob Dadon and husband of Lydia Dadon.

Interests of Certain Persons in the Share Exchange

The following table sets forth certain information regarding the beneficial ownership of Global Entertainment’s common stock as of the Record Date, and as adjusted to give effect to the share exchange as if such transaction had occurred on such date, by those individuals who will serve as directors and by the directors and executive management of Global Entertainment (as a group) following the share exchange. See “Management of Global Entertainment After the Share Exchange.” The table also includes, on an adjusted basis to give effect to the share exchange, each person that will own more than 5% of Global Entertainment’s common stock following the share exchange. Shares of common stock subject to options and warrants currently exercisable or exercisable within 60 days from the date hereof are deemed outstanding for computing the percentage of the person holding such options or warrants, but are not deemed outstanding for computing the percentage ownership of any other person. Unless otherwise indicated, the address for each of the Global Entertainment shareholders below is 703 Waterford Way, Suite 690, Miami, Florida 33126, the address for each of the Bayshore shareholders below is 3960 Howard Hughes Parkway, Suite 500, Las Vegas, Nevada 89109.

	Shares Beneficially Owned Prior to Share Exchange		Shares Beneficially Owned Following Share Exchange
Name	Number	Percentage	Number	Percentage
Bryan Abboud(1)	3,531,358	46.7%	1,177,120	*
Thomas Glaza(2)	110,310	1.5%	36,770	*
James Doukas(3)	79,558	1.2%	238,674	*
Dennis Deblois(4)	130,000	1.7%	43,334	*
Clint Snyder (5)	52,500	*	17,500	*
Joann Abboud(9)	707,194	9.4%	-0-	0%
Todd Elmquist	561,285	7.4%	235,371	*
David & Nancy Abboud	465,693	6.2%	155,231	*
Jacob Dadon(6) (10) (11)	-0-	0%	20,377,107	10.3%
Lydia Dadon(7) (10)	-0-	0%	20,377,107	10.3%
Lilian Nieman(8)	-0-	0%	509,428	*
David Dadon(10)	-0-	0%	20,377,107	10.3%
Jacqueline Dadon(10) (11)	-0-	0%	20,377,107	10.3%
Barry Dadon(10) (11)	-0-	0%	20,377,107	10.3%
Darryl Dadon(10) (11)	-0-	0%	20,377,107	10.3%
Mazelle Dadon(10) (11)	-0-	0%	20,377,107	10.3%
Giants Entertainment, Inc.(10)	-0-	0%	40,309,255	20.6%
New directors and officers as a group (3 persons)			41,263,642	20.9%

———————

*

Less than 1%

(1)

Includes 515,438 shares beneficially owned by Bryan Abboud by virtue of his ownership of options to purchase: (i) 78,938 shares of common stock through December 31, 2008, at an exercise price of $0.50 per share; and (ii) 132,000 shares of common stock through December 31, 2009, at an exercise price of $0.50 per share; (iii) 50,000 shares of common stock through December 31, 2011, at an exercise price of $0.71; (iv) 32,000 shares of common stock through December 31, 2012, at an exercise price of $0.50; (v) 22,500 shares of common stock through December 31, 2013, at an exercise price of $0.08; (vi) 15,000 shares of common stock through December 31, 2014, at an exercise price of $0.10; and (vii) 177,500 shares of common stock through December 31, 2015, at an exercise price of $0.15. Includes 419,600 shares beneficially owned as grantor of the Kinderen Trust and 200,000 shares beneficially owned as grantor of the MDA Trust.

(2)

Includes 87,000 shares beneficially owned by Tom Glaza by virtue of his ownership of options to purchase: (i) 15,000 shares of common stock through December 31, 2015, at the exercise price of $0.15 per share; (ii) 15,000 shares of common stock through December 31, 2014, at the exercise price of $0.10 per share; (iii) 15,000 shares of common stock through December 31, 2013, at the exercise price of $0.08 per share; (iv) 12,000 shares of common stock through December 31, 2012, at an exercise price of $0.50 per share; and (v) 30,000 shares of common stock through December 31, 2011, at an exercise price of $0.71 per share.

(3)

Includes 57,000 shares beneficially owned by James Doukas by virtue of his ownership of options to purchase: (i) 15,000 shares of common stock through December 31, 2015, at the exercise price of $0.15 per share;

(ii) 15,000 shares of common stock through December 31, 2014, at the exercise price of $0.10 per share; (iii) 15,000 shares of common stock through December 31, 2013, at the exercise price of $0.08 per share; and (iv) 12,000 shares of common stock through December 31, 2012, at an exercise price of $0.50 per share.

(4)

Includes 36,000 shares beneficially owned by Dennis Deblois by virtue of his 60% ownership of International Data Consultants, Inc. who holds options to purchase: (i) 30,000 shares of common stock through December 31, 2014, at the exercise price of $0.10 per share; and (ii) 30,000 shares of common stock through December 31, 2015, at the exercise price of $0.15 per share.

(5)

Clinton Snyder’s beneficial holdings includes 52,500 shares owned by virtue of his ownership of options to purchase (i) 15,000 shares of common stock through December 31, 2015, at the exercise price of $0.15 per share; (ii) 15,000 shares of common stock through December 31, 2014, at the exercise price of $0.10 per share; and (iii) 22,500 shares of common stock through December 31, 2013, at the exercise price of $0.08 per share.

(6)

Jacob Dadon is the son of Lydia and David Dadon and the grandson of Lilian Neiman. Jacob Dadon owns 20% of Giants Entertainment, Inc.

(7)

Lydia Dadon is the daughter of Lilian Neiman, and the wife of David Dadon.

(8)

Lilian Neiman is the mother of Lydia Dadon and the grandmother of Jacob Dadon, Jacqueline Dadon, Barry Dadon, Darryl Dadon and Mazelle Dadon.

(9)

Joann Abboud is the mother of Bryan Abboud. Joann Abboud is the owner of 100% of the voting stock of Camelot Investments, Inc. Camelot Investments, Inc. owns 75,913 shares of the Company’s Common Stock. These shares are reflected in the total 707,194 shares owned by Joann Abboud.

(10)

Giants Entertainment is owned 20% each by the children of David and Lydia Dadon: Jacob Dadon, Jacqueline Dadon, Barry Dadon, Darryl Dadon and Mazelle Dadon.

(11)

Does not include beneficial interest in Giants Entertainment, as individual ownership does not represent control. See footnote (10) above.

Fairness Opinion

Stenton Leigh Valuation Group, Inc. (“Stenton Leigh,” or “SL”) has been advised that, Bayshore and Global Entertainment have entered into a share exchange agreement. Under the share exchange Global Entertainment will issue an aggregate of 194,541,008 shares of common stock to the shareholders of Bayshore in exchange for a wholly owned interest in Bayshore. In addition, Global Entertainment will issue 500,000 shares to three independent consultants as payment for their services in connection with the share exchange. Prior to the share exchange Global Entertainment will dispose of all of its entertainment software development business assets and liabilitiesheld in its wholly owned subsidiary IGW Software, N.V. (“IGW”), which will be purchased by V.I.P. Management Services, N.V. (V.I.P.”), for an amount of $4,900,000. IGW is the sole revenue generating business of Global Entertainment. V.I.P. is IGW’s principal client accounting for over 98% of 2005 revenues. The series of business arrangements above are collectively referred to herein by Stenton Leigh as the “Transaction”.

When the Transaction is completed, the following groups will own the following shares and portion of the $59 million value of the corporation:

Bayshore	194,541,008	98.37%	$57,250,356
Existing GAMM shareholders	2,727,917	1.38%	$803,146
Consultants	500,000	0.25%	$145,498

Totals	197,768,925	100.0%	$58,199,000	*

———————

*

Computed as $59,000,000 less assumption of Bayshore debt by Global Entertainment.

The Transaction and resultant ownership structure above are referred to herein as (the “Transaction”).

Stenton Leigh has been retained to render an opinion as to whether, on the date of such opinion, the Transaction is fair, from a financial point of view, to Global Entertainment’s stockholders. Stenton Leigh has delivered its written opinion to the board of directors of Global Entertainment, which stated that, as of May 31, 2006, and based upon and subject to the assumptions made, matters considered, its reliance on third party valuators and appraisers as requested by Global Entertainment and Bayshore and limitations on its review as set forth in the opinion, the Transaction is fair, from a financial point of view, to the Global Entertainment stockholders. The full text of the written opinion of Stenton Leigh is attached as Appendix D and is incorporated by reference into this proxy statement. You are urged to read the Stenton Leigh opinion carefully and in its entirety for a description of the assumptions made, matters considered, procedures followed and limitations on the review undertaken by Stenton Leigh in rendering its opinion. The summary of the Stenton Leigh opinion set forth in this proxy statement is qualified in its entirety by reference to the full text of the opinion. Stenton Leigh was not requested to opine as to, and the opinion does not in any manner address, the relative merits of the Transaction as compared to any alternative business strategy that might exist for Global Entertainment, Global Entertainment’s underlying business decision to proceed with the Transaction, and other alternatives to the Transaction that might exist for Global Entertainment. In arriving at its opinion, Stenton Leigh took into account an assessment of general economic, market and financial conditions, as well as its experience in connection with similar transactions and securities valuations generally. In so doing, among other things, Stenton Leigh:

•

Reviewed the Asset Purchase and Share Exchange Agreements;

•

Reviewed publicly available financial information and other data with respect to Global Entertainment, including the Annual Report on Form 10-KSB for the year ended December 31, 2005;

•

Reviewed publicly available financial information and other data with respect to Global Entertainment, including the Quarterly Report on Form 10-QSB for the quarter ended March 31, 2006, and discussed with Global management the performace to May 31, 2006;

•

Reviewed non-public financial information and other data with respect to Bayshore, including the audited financial statements for the twelve months ended December 31, 2005, and the unaudited financial statements for the five months ended May 31, 2006;

•

Reviewed and analyzed the Transaction’s pro forma impact on Global Entertainment’s capitalization;

•

Reviewed and analyzed the Transaction’s pro forma impact on Global Entertainment’s securities outstanding and stockholder ownership;

•

Considered the historical financial results and present financial condition of Global Entertainment and Bayshore;

•

Reviewed the trading market for Global Entertainment’s common stock;

•

Reviewed and analyzed certain financial characteristics of publicly-traded companies that were deemed to have characteristics comparable to Global Entertainment and Bayshore;

•

Reviewed and analyzed certain financial characteristics of target companies in transactions where such target company was deemed to have characteristics comparable to that of Global Entertainment and Bayshore;

•

Reviewed and relied upon the Independent Fair Value Report prepared on November 14, 2005 on Bayshore by Evans & Evans, Inc.(“Evans”) and updated to May 31, 2006;

•

Reviewed and relied upon the Independent valuation of the common shares of Global Entertainment at August 31, 2005, issued on September 16, 2005 by Trugman Valuation Associates, Inc. (“Trugman”) as strictly background information; and

•

Reviewed with Global Entertainment management the V.I.P. Management Services offer.

Stenton Leigh also performed such other analyses and examinations as it deemed appropriate and held discussions with Global Entertainment and Bayshore management in relation to certain financial and operating information furnished to Stenton Leigh, including financial analyses with respect to their respective businesses and operations.

In arriving at its opinion, Stenton Leigh relied upon and assumed the accuracy and completeness of all of the financial and other information that was used without assuming any responsibility for any independent verification of any such information. Further, Stenton Leigh relied upon the assurances of Global Entertainment and

Bayshore management that they were not aware of any facts or circumstances that would make any such information inaccurate or misleading. With respect to the financial information and projections utilized, Stenton Leigh assumed that such information has been reasonably prepared on a basis reflecting the best currently available estimates and judgments, and that such information provides a reasonable basis upon which it could make an analysis and form an opinion. Stenton Leigh did not make a physical inspection of the properties and facilities of Global Entertainment or Bayshore but did obtain the independent valuations and appraisals of both Bayshore and Global Entertainment as outlined above. In addition, Stenton Leigh did not attempt to confirm whether Global Entertainment and Bayshore had good title to their respective assets. Stenton Leigh assumed that the Transaction will be consummated in a manner that complies in all respects with the applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all other applicable federal and state statutes, rules and regulations. Stenton Leigh assumes that the Transaction will be consummated substantially in accordance with the terms set forth in the Share Exchange Agreement, without any further amendments thereto, and that any amendments, revisions or waivers thereto will not be detrimental to the stockholders of Global Entertainment.

Stenton Leigh’s opinion is necessarily based upon market, economic and other conditions as they existed on, and could be evaluated as of May 31, 2006. Accordingly, although subsequent developments may affect its opinion, Stenton Leigh has not assumed any obligation to update, review or reaffirm its opinion. In connection with rendering its opinion, Stenton Leigh performed certain financial, comparative and other analyses as summarized below. Each of the analyses conducted by Stenton Leigh was carried out to provide a different perspective on the Transaction, and to enhance the total mix of information available. Stenton Leigh did not form a conclusion as to whether any individual analysis, considered in isolation, supported or failed to support an opinion as to the fairness of the Transaction, from a financial point of view, to the Global Entertainment stockholders. Further, the summary of Stenton Leigh’s analyses described below is not a complete description of the analyses underlying Stenton Leigh’s opinion. The preparation of a fairness opinion is a complex process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a fairness opinion is not readily susceptible to partial analysis or summary description. In arriving at its opinion, Stenton Leigh made qualitative judgments as to the relevance of each analysis and factor that it considered. In addition, Stenton Leigh may have given various analyses more or less weight than other analyses, and may have deemed various assumptions more or less probable than other assumptions, so that the range of valuations resulting from any particular analysis described above should not be taken to be Stenton Leigh’s view of the value of Global Entertainment’s assets. The estimates contained in Stenton Leigh’s analyses and the ranges of valuations resulting from any particular analysis are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than suggested by such analyses. In addition, analyses relating to the value of businesses or assets neither purports to be appraisals nor do they necessarily reflect the prices at which businesses or assets may actually be sold. Accordingly, Stenton Leigh’s analyses and estimates are inherently subject to substantial uncertainty. Stenton Leigh believes that its analyses must be considered as a whole and that selecting portions of its analyses or the factors it considered, without considering all analyses and factors collectively, could create an incomplete and misleading view of the process underlying the analyses performed by Stenton Leigh in connection with the preparation of its opinion. The analyses performed were prepared solely as part of Stenton Leigh’s analysis of the fairness, from a financial point of view, of the Transaction to the Global Entertainment stockholders, and were provided to Global Entertainment’s board of directors in connection with the delivery of Stenton Leigh’s opinion. The opinion of Stenton Leigh was just one of the many factors taken into account by Global Entertainment’s board of directors in making its determination to approve the Transaction, including those described elsewhere in this information statement. Stenton Leigh undertook a review of Global Entertainment’s historical financial data in order to understand and interpret its operating and financial performance and strength.

Global Entertainment Financial Review

Stenton Leigh reviewed Global Entertainment’s historical financial data for the four fiscal years (“FY”) ended December 31, 2005 and the five months ended May 31, 2006 and noted the following:

•

Revenue increased from FY 2000 to FY 2002 but has steadily declined to the end of FY 2004, and then Revenues increased in FY 2005 over FY 2004 by less than 1%. Global Entertainment management is forecasting Revenues to decline over the next few years and then stabilize at approximately $3.4 million per year.

•

Global Entertainment’s net income on a normalized basis went from a profit of approximately $182,000 in FY 2002 to a loss in FY 2003 and FY 2004, and a return to an adjusted profitability in FY 2005 of approximately $200,000. Global Entertainment’s FY 2005 Form 10-KSB showed a profit of approximately $712,000, however, this level of earnings is not considered recurring by Global Entertainment management as it did not include the typical expected amortization charges that will be recurring in future years that would eliminate most of the Company’s net income.

•

As of May 31, 2006, Global Entertainment had approximately $212,000 in cash and had negative net tangible assets of in excess of $1,000,000. Global Entertainment also had approximately $2.0 million in debt at the Fairness Opinion Date.

Global Entertainment Stock Performance Review

Stenton Leigh reviewed the daily closing market price and trading volume of Global Entertainment’s common stock during the period prior to the announcement, and after the announcement of the Transaction. Stenton Leigh noted the following:

•

In the pre-announcement and post announcement period, Global Entertainment’s stock has a very sporadic and illiquid trading volume. Global Entertainment’s shares traded over the last two years to a high of $1.39/share and a low of $0.09/share. In the days shortly before the May 31, 2006 Fairness Opinion Date were trading at a price of approximately $0.47/share.

•

Stenton Leigh noted the decline in share price of Global Entertainment’s shares in 2006 reflects the expected decline in company profitability, revenues, dilution as a result of the anticipated decline in Revenues and profitability in the near future, and the loss of one of its two major clients.

Bayshore Financial Review

Stenton Leigh undertook a review of Bayshore’s historical financial data in order to understand and interpret its operating and financial performance and strength. Bayshore has had no revenues and earnings to the date of this Fairness Opinion. Stenton Leigh reviewed Bayshore’s historical financial data for the two fiscal years ended December 31, 2005 and the five months ended May 31, 2006 and noted the following:

•

From FY 2004 to FY 2005, Bayshore had no revenues and incurred cumulative losses from November 22, 2004 to December 31, 2005 of $755,408.

•

Bayshore also had total liabilities of approximately $801,000 and negative net tangible assets in excess of $500,000 as of May 31, 2006.

•

Bayshore has been funded by its principal investors who have represented to Stenton Leigh and has been confirmed by Global Entertainment management to be of substantial financial means and committed to the funding and success of Bayshore and its business plan forecasts.

Pro Forma Capitalization and Stockholder Ownership Review

In order to better understand the Transaction and its impact on the capitalization and stockholder ownership of Global Entertainment, Stenton Leigh reviewed Global Entertainment’s estimated pro forma capitalization and pro forma securities ownership. Based upon the pro forma review, Stenton Leigh noted the following:

•

The Transaction will result in an increase in the number of shares outstanding on a fully diluted basis from approximately 8.18 million shares to approximately 197.77 million shares. The number of shares outstanding on a fully diluted basis includes shares likely to be issued from existing stock options for which Global Entertainment will receive cash in excess of $82,000.

•

The estimated book value per share on a fully diluted basis will increase from approximately $0.095 per share to approximately $0.30 per share.

•

Global Entertainment will have approximately $801,000 in debt outstanding after completion of the Transaction versus approximately $2.0 million at the May 31, 2006 Fairness Opinion Date.

•

Global Entertainment stockholders’ ownership will be reduced from 100% to approximately 1.4% after completion of the Transaction.

•

Global Entertainment stockholders’ will receive a one-time cash distribution in the estimated amount of between $0.30 per share to $0.36 per share. The dividend distribution is taxable. This anticipated cash distribution approximates the illiquid stock market price for Global Entertainment stock at the Fairness Opinion Date. On July 28, 2006, the closing sale quotation of the Company’s common stock was $0.45.

•

The Bayshore stockholders will own approximately 98.4% of the total common stock outstanding after completion of the Transaction.

Valuation Overview

Based upon a review of the historical and forecasted financial data and certain other qualitative data for Global Entertainment and Bayshore, Stenton Leigh utilized several valuation methodologies and analyses to determine ranges of values. Stenton Leigh utilized the comparable company and the comparable transaction analyses (all of which are discussed in more detail hereinafter) for the valuation of both Global Entertainment and Bayshore. Stenton Leigh weighed each of the approaches for Global Entertainment equally to determine the indicated equity value range of approximately $1.5 to approximately $1.6 million, which was also the valuation range concluded by Trugman in his September 2005 report. In the report issued by Trugman Valuation Associates, Inc. the per share value of Global Entertainment was opined to be $0.20 as of the date of valuation. The one-time cash distribution to be paid to the existing Global Entertainment shareholders resulting from the asset sale to V.I.P. exceeds the indicated equity value above, Stenton Leigh weighed each of the approaches for Bayshore equally to determine the indicated equity value range of approximately $52 million to approximately $59 million. The valuation of $59 million was determined from the updated Evan & Evans, Inc. Valuation report, which Stenton Leigh relied upon.

Stenton Leigh performed a review of the Trugman and Evans valuations and appraisals and concluded that their methodology was reasonable based upon the assumptions they utilized which were not independently verified by Stenton Leigh. Further, the appraisal prepared by Evans performed a discounting to present value of expected earnings from the various films in the Bayshore library. The forecasted earnings from the film library are based on an assumption by Evans that Bayshore will require a $30 million capital injection in order to realize its business plan. Both Global Entertainment management and Bayshore principals have assured Stenton Leigh that these funds are readily available and will not result in a decline in the Evans forecasts or result in a dilution to existing Global Entertainment shareholders as they are to be raised through a convertible financial instrument with conversion features above any transaction contemplated herein. Should this funding not occur or result in an interest charge to Bayshore’s future forecasted earnings, or dilute existing Global Entertainment shareholders then this would be detrimental to the existing Global Entertainment shareholders and would negatively impact our fairness opinion, depending on the exact facts of such financing.

Stenton Leigh then applied Global Entertainment’s stockholders’ ownership percentage (after completion of the Transaction) of 1.38% to derive an indicated value range of the existing Global Entertainment stockholders’ equity following the Transaction. The indicated value of the existing Global Entertainment shareholders’ equity will be approximately $717,600 to approximately $814,200 based on Bayshore’s indicated equity value range between $52 million and $59 million. Stenton Leigh calculated the estimated post-Transaction indicated equity value per share based on Bayshore’s indicated equity value range above divided by the total post-Transaction common shares outstanding of approximately 197.77 million shares to derive an indicated equity value range per share of between $0.263 and $0.298. Stenton Leigh noted that this range was below the closing price at May 31, 2006 of $0.47 but within the range of trading in the Global Entertainment shares in earlier months during 2006 and well above the lows for Global Entertainment shares in the last year. Stenton Leigh also noted that this equity value will be retained by the existing Global Entertainment shareholders who will also receive the one-time cash distribution mentioned above.

Trugman, through its former affiliation with a CPA Firm had performed a valuation of Global Entertainment in March 2004. This valuation was used as the basis to negotiate a buyout of a shareholder. According to the notes to the financial statements of Global Entertainment for June 30, 2004, the buyout ultimately took place in 2004 for $644,000 for 2,859,919 shares, or at $0.225/share, below the resultant price which the existing Global Entertainment shareholders will receive in the Transaction.

Stenton Leigh reviewed the sale of certain Global Entertainment assets to V.I.P. Management Services in the amount of $4,900,000. This amount exceeds the book value of the total assets of Global Entertainment, which is approximately $3.1 million as of May 31, 2006, some of which are not included in the sale. The sale price also exceeds the total market value of Global Entertainment shares at the pre Transaction announcement historical high price of $0.50 per share, or approximately $3,750,000. The sale price of $4,900,000 is considerably higher than the recent range of market values of Global Entertainment shares and the conclusion of value of Trugman. The valuation of Global Entertainment includes the value of the public entity, which is not being sold to V.I.P., which further confirms, in the opinion of Stenton Leigh that the V.I.P. Management Services transaction is fair from a financial point of view, to the Global Entertainment shareholders.

Global Entertainment Comparable Company Analysis

A selected comparable company analysis reviews the trading multiples of publicly traded companies that are similar to Global Entertainment with respect to business and revenue model, operating sector, size and target customer base. Because of the unique characteristics of Global Entertainment and the limited availability of appropriate comparable companies involved only in the small company software developers, Stenton Leigh identified the following comparable companies (quarterly information was not available for public comparable companies to May 31, 2006 so Stenton Leigh used March 31, 2006 quarterly published data and reviewed news disclosure to insure there were no material events that would impact the use of March 31, 2006 data as representative to May 31, 2006 value conclusions):

•

“Software Developers Comparable Companies”- includes publicly listed companies that are involved in the software development business. Two of the companies are smaller and one of the companies is larger than Global Entertainment in terms of revenue. Based on publicly available information as of March 31, 2006, the enterprise value for the Comparable Companies ranged from approximately $0.8 million to approximately $239.9 million, compared with approximately $2.4 million for Global Entertainment. Stenton Leigh noted the following with respect to the multiples generated:

•

The enterprise value to Latest Twelve Months (“LTM”) revenue multiple ranged from 1.3 times to 2.6 times revenue, with a mean of 1.7 times revenue, and a median of 1.3 times revenue.

•

The enterprise value to LTM EBIT multiple ranged from negative 0.2 times EBIT to 9.4 times EBIT, with a mean of 3.3 times EBIT, and a meduan of 0.8 time EBIT.

•

The enterprise value to LTM EBITDA multiple ranged from negative 0.2 times EBITDA to 8.0 times EBITDA, with a mean of 2.9 times EBITDA, and a median of 0.8 times EBITDA.

Based on the selected multiple ranges, Stenton Leigh calculated a range of enterprise values for Global Entertainment. Stenton Leigh then deducted net debt of approximately $2.2 million to derive an indicated equity value range of approximately $1.5 million. None of the Comparable Companies have characteristics identical to Global Entertainment. An analysis of publicly traded comparable companies is not mathematical; rather it involves complex consideration and judgments concerning differences in financial and operating characteristics of the Comparable Companies and other factors that could affect the public trading of the Comparable Companies. In the opinion of Stenton Leigh, the comparable company analysis indicates that the V.I.P. transaction is fair from a financial point of view to the Global Entertainment shareholders.

Global Entertainment Comparable Transaction Analysis

A comparable transaction analysis is based on a review of merger, acquisition and asset purchase transactions involving target companies that are in related industries to Global Entertainment. The comparable transaction analysis generally provides the widest range of value due to the varying importance of an acquisition to a buyer (i.e., a strategic buyer willing to pay more than a financial buyer) in addition to the potential differences in the transaction process (i.e., competitiveness among potential buyers). As in the Comparable Company Analysis, Stenton Leigh identified comparable transactions:

•

“Software Developer” - includes those transactions involving target companies that are involved in the software development business. Due to the unique characteristics of Global Entertainment, no reasonably comparable transactions were identified, and no conclusion of value was derived from this methodology.

The companies used in the comparative analysis of Global Entertainment in the interactive gaming sector are Angelciti Entertainment, Inc. (AGCI.OB), Conspiracy Entertainment Holdings, Inc. (CPYE.OB) and Cryptologic, Inc. (CRYP.OB). Additional companies such as GTech Holdings Corp. (GTK) and Interactive Systems Worldwide, Inc. (ISWI) were identified, but these companies were eliminated from the comparison due to the difference of market segment served and technologies employed. As an example, GTech Holdings offers online lottery transaction processing, rather than online gaming. Interactive Systems provides a platform for wagering on sporting events, which can be accessed via the Internet, but also from mobile phones and betting shops.

The valuation multiples reviewed in the analysis are the ratio of Enterprise Value (EV) to Revenue, the ratio of EV to Earnings Before Interest and Taxes (EBIT), and the ratio of EV to Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA). The multiple of EV to Revenue had a range of 1.290 times Revenue to 2.579 times revenue. The mean is 1.722 times revenue, and the median is 1.297 times revenue. The multiple of EV to EBIT had a range of negative 0.217 times EBIT to a positive 9.370 times EBIT. The mean is 3.324 times EBIT and the median is 0.819 times EBIT. The multiple of EV to EBITDA had a range of negative 0.222 times EBITDA to a positive 8.023 times EBITDA. The mean is 2.870 times EBITDA and the median is 0.809 times EBITDA.

Two of the comparable companies are smaller than Global in terms of annual revenue. The third company, Cryptologic, Inc. has considerably greater revenues. Of the two smaller companies, Angelciti Entertainment, Inc. experienced operating losses over the latest twelve months and an extreme reduction in market value during the latest quarter. The company that is most comparable to Global Entertainment in terms of revenue and level of earnings is Conspiracy Entertainment Holdings, Inc., which provided the median result for each of the valuation metrics. For this reason Stenton Leigh applied the median of each of the three valuation ratios to the revenue, EBIT and EBITDA of Global Entertainment. Additionally, Stenton Leigh applied an equal weighting to each of the ratios for the valuation of Global Entertainment. The resulting value of equity for Global Entertainment is $259,055, which was rounded down to $259,000.

	Latest Twelve Months (millions)
Comparable Company	Revenue	EBIT	EBITDA

Angelciti Entertainment, Inc.	0.6	(3.5)	(3.4)
Conspiracy Entertainment Holdings, Inc.	1.2	2.0	2.0
Cryptologic, Inc.	93.0	25.6	29.9

	Ratio of
Comparable Company	EV to Revenue	EV to EBIT	EV to EBITDA

Angelciti Entertainment, Inc.	1.290	(0.217)	(0.222)
Conspiracy Entertainment Holdings, Inc.	1.297	0.819	0.809
Cryptologic, Inc.	2.579	9.370	8.023
Low	1.290	(0.217)	(0.222)
High	2.579	9.370	8.023
Mean	1.722	3.324	2.870
Median	1.297	0.819	0.809

	Latest Twelve Months Ended March 31, 2006
Subject Company Valuation	Revenue	EBIT	EBITDA

Global Entertainment Holdings/Equities, Inc.	4,215,306	793,466	1,356,532
Selected Valuation Multiple	1.297	0.819	0.809
Indicated Enterprise Value	5,467,252	649,849	1,097,434
Plus: Cash and Cash Equivalents	569,376	569,376	569,376
Less: Market Value of Debt	(3,480,768)	(3,480,768)	(3,480,768)
Indicated Market Value of Equity	2,555,860	(2,261,543)	(1,813,958)
Weighting of Valuation Multiple	0.50	0.25	0.25
Value of Subject Company		259,055
Value of Subject Company (Rounded)		259,000

Bayshore Comparable Company Analysis

A selected comparable company analysis reviews the trading multiples of publicly traded companies that are similar to Bayshore with respect to business and revenue model, operating sector, size and target customer base. Stenton Leigh located five companies that it deemed comparable to Bayshore with respect to their industry sector and operating model (the “Bayshore Comparable Companies”). All of the Bayshore Comparable Companies are in the film production business. All of the Bayshore Comparable Companies are substantially larger than Bayshore in terms of net revenue, with LTM net revenue ranging from approximately $16.8 million to approximately $951.2 million, compared with zero for Bayshore.

Stenton Leigh noted that two of the Comparable Companies are profitable compared to Bayshore, which has no earnings or EBITDA. The other three Comparable Companies experienced net operating losses, Stenton Leigh noted the following with respect to the multiples generated:

•

The enterprise value to LTM net revenue multiple ranged from 0.8 times revenue to 15.9 times revenue, with a mean of 5.3 times revenue, and a median of 1.9 times revenue.

•

The enterprise value to LTM EBIT multiple ranged from negative 36.6 times EBIT to 178.4 times EBIT, with a mean of 45.6 time EBIT, and a median of 39.1 times EBIT.

•

The enterprise value to LTM EBITDA multiple ranged from negative 116.2 times EBITDA to 47.1 times EBITDA, with a mean of negative 2.1 times EBITDA, and a median of 28.8 times EBITDA.

Stenton Leigh selected an appropriate multiple range for Bayshore by examining the range indicated by the Bayshore Comparable Companies and then considered this multiple range in reviewing the Bayshore discounted cash flow analysis performed by Evans.

Discussions were undertaken by Stenton Leigh with Evans on their valuation methodology and industry expertise with respect to Bayshore and through this review Stenton Leigh determined it was reasonable to rely upon the Evans opinion although this is strictly the Evans opinion of the value of Bayshore at the Fairness Opinion Date and not necessarily that of Stenton Leigh. Based upon our analysis once net cash of approximately $0.1 million was added back, an indicated equity value range of approximately $52 million to approximately $59 million was concluded, subject to the financing caveat set out above.

None of the Comparable Companies have characteristics identical to Bayshore. An analysis of publicly traded comparable companies is not mathematical; rather it involves complex consideration and judgments concerning differences in financial and operating characteristics of the Comparable Companies and other factors that could affect the public trading of the Comparable Companies and therefore the range as computed above remained as the best valuation approach. In the opinion of Stenton Leigh, the comparable company analysis indicates that the Bayshore transaction is fair from a financial point of view to the Global Entertainment shareholders.

Bayshore Comparable Transaction Analysis

A comparable transaction analysis is based on a review of merger, acquisition and asset purchase transactions involving target companies that are in related industries to Bayshore. The comparable transaction analysis generally provides the widest range of value due to the varying importance of an acquisition to a buyer (i.e., a strategic buyer willing to pay more than a financial buyer) in addition to the potential differences in the transaction process (i.e., competitiveness among potential buyers).

Again, due to the uniqueness of Bayshore and the proposed transaction, no reasonably comparable transactions were identified, and no conclusion of value was derived from the Direct Market Data Method.

Opinion

Based on the information and analyses set forth above, Stenton Leigh Valuation Group, Inc. delivered its written opinion to Global Entertainment’s board of directors, which stated that, as of May 31, 2006, based upon and subject to the assumptions made, matters considered, and limitations on its review as set forth in the opinion the Transaction is fair, from a financial point of view, to the existing Global Entertainment stockholders. Stenton Leigh Valuation Group, Inc. is a business advisory and valuation firm that, regularly is engaged in the valuation of businesses in connection with mergers, acquisitions, corporate restructurings, private placements, and for other purposes. Global Entertainment determined to use the services of Stenton Leigh Valuation Group, Inc. because it is a recognized business valuation firm that has substantial experience in similar matters. Stenton Leigh Valuation Group, Inc. received a $28,000 in connection with the preparation and issuance of its opinion. In addition, Global Entertainment has agreed to indemnify Stenton Leigh Valuation Group, Inc. for certain liabilities that may arise out of the rendering of its opinion. Stenton Leigh Valuation Group, Inc. does not beneficially own any interest in either Global Entertainment or Bayshore and has not provided either company with any other services in the past.

Reports Referenced by Stenton Leigh

Trugman Valuation Associates, Inc. Report

Trugman Valuation Associates, Inc., a certified business valuation expert, performed a business valuation of the common equity of the Company as of August 31, 2005. The valuation report is included as Appendix H to this proxy statement. The purpose of this valuation was to provide a value of the common stock, on a per share basis for the purpose of assisting the Company in designing a transaction whereby the Company would be taken private. The Trugman report was referred to by Stenton Leigh, as a confirming piece of information that the value conclusion arrived by Stenton Leigh for Global at May 31, 2006 was consistent with the conclusion arrived at by Trugman. In valuation literature Stenton Leigh was required to review any prior arm’s length valuation performed to see if they could provide any insight into Stenton Leigh’s value conclusion. The Trugman report did confirm both Stenton Leigh’s approach to value and Stenton Leigh’s value conclusion. The relevant portions of the Trugman report that Stenton Leigh reviewed was its approach to value and its value conclusion which were consistent with Stenton Leigh’s expectations and Stenton Leigh’s conclusions. Trugman indicated that the methodology that is closest to pure valuation theory is the discounted cash flow method as a buyer is interested in the expected cash flows in order to estimate the value that he or she would be willing to pay based on the risks and possible rewards of making the investment. The Trugman report, subject to contingent and limiting conditions opined that based on an income valuation approach, the value of Global, at the enterprise level, was approximately $1.6 million, or $0.20 per share based on 7,705,377 shares outstanding.

Evans & Evans, Inc. Report

Evans & Evans, Inc., a Canadian corporate finance advisory and valuation firm, issued a fair value of certain intangible assets limited appraisal report for Bayshore Media Group dated August 4, 2006 with a May 31, 2006 Valuation Date. Stenton Leigh relied on the report issued by Evans & Evans. In arriving at its conclusions, Evans & Evans made certain assumptions, including but not limited to the following:

1.

Bayshore Media has satisfactory title to all of the tangible and intangible assets described in its report and there are no liens or encumbrances on such assets;

2.

That Bayshore Media will receive funding of $30,000,000;

3.

That the Bayshore films have not been released commercially as of the date of the report and that no attempt has been made historically to secure domestic or international distributors for the Bayshore films;

4.

The licensing agreements contemplated by Bayshore Media in its financial projections are flat fee agreements, i.e., Bayshore Media has no participation in the net profits of the distributor;

5.

The management-prepared budgets and detail provided by Bayshore Media as to the costs incurred to produce the Bayshore Films are accurate and complete. Evans & Evans has not verified the accuracy or completeness of this financial data;

6.

Consideration received for the sale of the Bayshore Films is all cash, or its equivalent;

7.

That Bayshore Media and all of its related parties and their principals have no contingent liabilities, unusual contractual arrangements, or substantial commitments, other than in the ordinary course of business, nor litigation pending or threatened, nor judgments rendered against that would affect the valuation report; and

8.

Key management of Bayshore Media continues to be employed by Bayshore Media for at least 36-months following the May 31, 2006 valuation date.

Evans & Evans utilized a specific type of income-based approach, namely a modified discount cash flow approach as the method to determine the fair value of the Bayshore films. Given Evans & Evans’ qualitative due diligence and findings, Evans & Evans considered that a value based on a modified discounted cash flow approach was the appropriate method to determine the fair value of the Bayshore films as of May 31, 2006 valuation date. Evans & Evans reviewed the projected license revenues from each of the Bayshore films and thereafter built out a revenue stream for each property for five years based on industry due diligence and interviews. For each of the Bayshore films, Evans & Evans examined the discounted cash flow of the business over a five-year period based on the expected license revenues provided by management of Bayshore Media Group. Evans & Evans believe that a discounted cash flow approach over five years was appropriate given the investment in the films historically and the management team’s experience in developing the types of distribution agreements required to achieve the projected results. In undertaking the modified discounted cash flow approach, Evans & Evans utilized Bayshore Media Group’s own operating projects as the basis of the analysis. The discounted rates used in this analysis are based on a build out method, which considers the relevant financial and business risks of each of the Bayshore films. Evans & Evans build out the discount rates for each of the Bayshore films to reflect each films own unique risk profile. For each of the Bayshore films, a traditional discounted cash flow analysis was combined with probability-weighted scenarios – this was referred to as a First Chicago Method. Such an approach takes into consideration that entities such as the Bayshore films may:

1.

Have varying degrees of profit growth based on public perception, market awareness and factors relating to the director and/or actors involved in the film;

2.

Early stage revenues that significantly exceed revenues in the later periods; and

3.

Operating revenues that are somewhat uncertain.

Four separate discounted cash flow analysis were performed to reflect the differing probabilities associated with achieving the financial projections associated with each of the Bayshore films. The purpose of the probability weighting is to address the uncertainty associated with the projected results while utilizing traditional valuation approaches. In undertaking all of its due diligence work, coupled with the quantitative valuation approaches, Evans & Evans outlined that the fair value of the Bayshore films as at May 31, 2006 was approximately $59,000,000.

Engagement and Compensation of Financial Advisor

Stenton Leigh Valuation Group, Inc. was paid a fee of $28,000 for the fairness opinion. No other compensation was paid to Stenton Leigh Valuation Group, Inc. or any other financial advisor. No instructions or limitations were placed on Stenton Leigh Valuation Group, Inc. by Global Entertainment or Bayshore nor are there any material relationships between Stenton Leigh Valuation Group, Inc. and Global Entertainment or Bayshore. Stenton Leigh Valuation Group, Inc. was selected to render the fairness opinion following interviews with three candidates who each provided proposals for the engagement. The method of determination for selecting the advisor was based upon the quality of the proposal, the experience of the candidates, and the recommendations of legal counsel and other business professionals.

Regulatory Approval

Global Entertainment and Bayshore each believe that no regulatory approvals are or will be required in connection with the reverse merger.

Accounting Treatment

The proceeds from the asset sale will consist of cash and forgiveness of certain liabilities. We will record the asset sale in accordance with generally accepted accounting principles in the United States. We will recognize a financial reporting gain, equal to the net proceeds (the cash and forgiveness of certain liabilities, less the expenses relating to the sale) less the net book value of the net assets sold. We anticipate the financial reporting gain to be approximately $2,091,500. Under generally accepted accounting principles the share exchange will be accounted for as a reverse merger, with Bayshore as the surviving entity. The assets, liabilities, equity and results of operations of Bayshore will be carried forward at the lower of historical cost or carrying value. No goodwill will be recognized.

Income Tax Treatment

For U.S. federal income tax purposes, the sale of the assets by Global Entertainment is expected to result in the recognition of a gain of up to $4,152,000 to Global Entertainment. However, management believes Global Entertainment’s cumulative net operating losses can be used to offset the amount of the taxable gain on the sale, and as a result we expect to pay $310,000 in foreign, state and federal income taxes on the sale of the assets. Global Entertainment and Bayshore expect that the share exchange will be treated as a tax-free reorganization within the meaning of Section 368(a) of the Code. The parties have not and do not intend to request an opinion of counsel. However, we believe that the share exchange will so qualify and that, for U.S. federal income tax purposes, no income, gain or loss will be recognized by Global Entertainment’s shareholders as a result of the consummation of the share exchange. Shareholders receiving dividends and shareholders exercising dissenters’ rights under Colorado Business Corporations Act (CBCA) with respect to the sale of assets will have income tax consequences. The dividend distribution is a taxable event. See “Federal Income Tax Consequences”.

Board Recommendation

The board of directors of Global Entertainment recommends you vote in favor of the sale of assets.

PROPOSAL TWO:
AMENDMENT TO ARTICLES OF INCORPORATION
TO INCREASE AUTHORIZED SHARES OF COMMON STOCK

General

Our board of directors has approved a proposal to increase our authorized shares of common stock from 100,000,000 shares to 500,000,000 shares by amending our articles of incorporation.

If the proposals under this proxy statement are approved by our shareholders and consummated, our capitalization will change as follows:

Common Stock Capitalization Prior to Amendment:

Authorized for Issuance:	100,000,000
Outstanding:	7,555,244
Authorized and Reserved for Issuance
(Shares underlying Options and Warrants):	1,359,574
Authorized and Unreserved for Issuance:	91,985,182

Common Stock Capitalization Following Amendment:

Authorized for Issuance:	500,000,000
Outstanding:	7,555,244
Authorized and Reserved for Issuance
(Shares underlying Options and Warrants):	1,359,574
Authorized and Unreserved for Issuance:	491,085,182

Common Stock Capitalization Following Amendments (including Proposals) and Reverse Merger:

Authorized for Issuance:	500,000,000
Outstanding:	194,541,008
Authorized and Reserved for Issuance
(Shares Underlying Options and Warrants):	453,191	*
Authorized and Unreserved for Issuance:	305,005,801

———————

*

Options and Warrants expire 90 days after the effectiveness of the share exchange.

Reasons for the Amendment

The amendment is a condition of the share exchange, but not contingent upon closing of the share exchange. The additional shares of authorized common stock provided for in the amendment may be used, from time to time, as the need may arise, in connection with future opportunities for expanding the company’s business through investments or acquisitions, equity financing and for other purposes. There are currently no commitments or arrangements, written or oral, to participate in any other business opportunity. As disclosed in this proxy statement, Global Entertainment has plans to issue 194,041,008 shares of common stock (98.5% of Global Entertainment’s outstanding stock) to Bayshore and three consultants. In addition, while Bayshore (as the surviving entity following the reverse merger) intends to issue securities to raise up to $30 million, Bayshore intends to raise such funds through the issuance of a non-convertible financial instrument. Such security would have a non-dilutive effect on the Company's common stock holders. However, in the event that Bayshore issues a convertible financial instrument or common stock to raise working capital to fund its operations, such issuances would have a material dilutive effect on the Company's common stock holders.

Authorized but unissued shares of common stock may be issued at such times, for such purposes and for such consideration as the board of directors may determine to be appropriate without further authority from the company’s stockholders, except as otherwise required by applicable corporate law or stock exchange policies.

The recapitalization will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in us or proportionate voting power, unless and until additional shares of capital stock authorized through the amendment are issued.

The recapitalization will have the following effects upon the shares of our common stock outstanding and the number of authorized and unissued shares of our common stock:

•

The number of shares of common stock owned by each stockholder will remain the same;

•

The number of shares of common stock we are authorized to issue will increase to 500,000,000 shares;

•

The par value of the common stock will remain $0.001 per share;

•

The stated capital on our balance sheet attributable to the common stock will remain the same, as will the additional paid-in capital account.

Other Matters

No Rights of Appraisal

Under the Laws of Colorado, our dissenting stockholders are not entitled to appraisal rights with respect to the amendment to effect the recapitalization, and we will not independently provide our stockholders with any such right.

Possible Anti-Takeover Effects of the Increase in Authorized Shares

The increase in authorized shares of common stock will provide management of the company with the ability to issue an additional 210,557,809 shares of common stock (assuming the completion of the reverse merger and reverse stock split). While management of the Company, except as disclosed in this proxy statement, has no intentions to issue additional shares of common stock, the additional authorized shares will give management of the Company the ability to issue additional shares to resist or frustrate a third party transactions providing an above market premium that is favored by a majority of the independent shareholders. There are no other provisions of the Company’s articles of incorporation, bylaws or other government documents that have material anti-takeover consequences. There are no other plans or proposals to adopt other provisions or enter into other arrangements that would have anti-takeover consequences.

Federal Income Tax Consequences

We believe that the federal income tax consequences of the recapitalization to holders of our common stock will be as follows:

•

No gain or loss will be recognized by a stockholder upon the effective date of the recapitalization.

•

The aggregate tax basis of shares of our common stock will not be affected by the recapitalization.

•

The holding period of shares of our common stock after the recapitalization will remain the same as the holding period prior to the recapitalization.

Our beliefs regarding the tax consequence of the recapitalization are not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed above.

This summary does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident foreign individuals, broker-dealers and tax exempt entities.

The state and local tax consequences of the recapitalization may vary significantly as to each stockholder, depending upon the state in which he or she resides.

The foregoing summary is included for general information only. Accordingly, stockholders are urged to consult their own tax advisors with respect to the Federal, State and local tax consequences of the recapitalization.

Board Recommendation

The board of directors of Global Entertainment recommends you vote in favor of the articles of amendment.

PROPOSAL THREE:
APPROVAL OF AMENDMENT TO
ARTICLES OF INCORPORATION TO EFFECT
A REVERSE STOCK SPLIT OF COMMON STOCK

Overview

Our board of directors has approved, subject to shareholder approval, an amendment to the Company’s Articles of Incorporation to effect a 1-for-3 reverse stock split whereby every 3 shares of the Company common stock outstanding will be combined and reduced into one share of the Company common stock. A copy of the proposed certificate of amendment is attached as Appendix C to this proxy statement. The Company shareholders are urged to read the certificate of amendment carefully as it is the legal document that governs the amendment of the Company’s Articles of Incorporation. Approval of this proposal is required to consummate the share exchange.

By approving this proposal, the Company’s shareholders will authorize the Company’s board of directors to file this amendment with the Secretary of State of the State of Colorado. The reverse stock split will become effective upon filing of the amendment. The reverse split is contingent on the consummation of the reverse merger. Although we are asking for shareholder approval of this proposal, if for any reason the reverse merger is not approved or it does not appear that the reverse merger will be consummated, this proposal may not be implemented.

Reasons for the Reverse Stock Split

The reverse stock split is a condition to the share exchange agreement, as amended. By reducing the number of outstanding shares of the Company common stock via a reverse stock split prior to effecting the reverse merger, the parties will be able to achieve the negotiated post-reverse merger ownership percentages.

Effects of the Reverse Stock Split

After the effective date of the proposed reverse stock split, each shareholder will own a reduced number of shares of the Company common stock. The proposed reverse stock split will affect all of the Company’s existing shareholders uniformly and will not affect any shareholder’s percentage ownership interest in the Company, except to the extent that the reverse stock split results in any of the Company’s shareholders owning a fractional share as described below. Proportionate voting rights and other rights and preferences of the holders of the Company common stock will not be affected by the proposed reverse stock split, other than as a result of the rounding of fractional shares as described below. However, the reverse stock split is contingent on the completion of the share exchange. The subsequent effectiveness of the share exchange will result in substantial dilution to the Company’s shareholders.

The number of shareholders of record will not be affected by the proposed reverse stock split. Although the proposed reverse stock split by itself will not affect the rights of shareholders or any shareholder’s proportionate equity interest in the Company, subject to the treatment of fractional shares, the number of authorized shares of common stock will be increased pursuant to proposal 2 (if approved by the Company’s shareholders). This will increase significantly the ability of the Company’s board of directors to issue authorized and unissued shares without further shareholder action. The issuance in the future of such additional authorized shares may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the currently outstanding shares of common stock. The effective increase in the number of authorized but unissued shares of common stock may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of the Company’s Articles of Incorporation or Bylaws.

Currently, the Company, prior to the approval of the other proposals within this proxy statement, is authorized to issue up to a total of 125,000,000 shares of capital stock, consisting of 25,000,000 shares of “blank check” preferred stock and 100,000,000 shares of common stock. Thus, immediately following the reverse stock split and other proposals, the total number of authorized shares of capital stock would increase to 525,000,000, consisting of 25,000,000 shares of “blank check” preferred stock and 500,000,000 shares of common stock. The par value of the Company common stock and preferred stock would remain unchanged at $0.001 per share, as well. Based on the number of issued and outstanding shares of common stock as of the record date, a total of 91,085,187 shares of common stock would be authorized but unissued immediately prior to the reverse stock split.

After completion of the reverse stock split, increase in the authorized capital stock and closing of the reverse merger, a total of up to 302,440,577 shares of the Company common stock would be authorized but unissued, with another 453,191 shares of the Company common stock reserved for the issuance of options and warrants, leaving 301,987,386 shares of the Company common stock authorized and unissued, unallocated and unreserved. The number of authorized, but unissued preferred stock will remain unchanged.

If the proposals under this proxy statement are approved by our shareholders and consummated, our capitalization will change as follows:

Common Stock Capitalization Prior to Amendment:

Authorized for Issuance:	100,000,000
Outstanding:	7,555,244
Authorized and Reserved for Issuance
(Shares underlying Options and Warrants):	1,359,574
Authorized and Unreserved for Issuance:	91,985,182

Common Stock Capitalization Following Amendments (including Proposals) and Reverse Merger:

Authorized for Issuance:	500,000,000
Outstanding:	194,541,008
Authorized and Reserved for Issuance
(Shares Underlying Options and Warrants):	453,191	*
Authorized and Unreserved for Issuance:	305,005,801

———————

*

Options and Warrants expire 90 days after the effectiveness of the share exchange.

Except as otherwise disclosed herein, the Company’s board of directors does not have any definite plans with regard to these remaining authorized shares of the Company common stock following effectiveness of the proposals, although they may be used for fundraising purposes by the surviving company through the further sale and issuance of the Company capital stock.

The Company is subject to the periodic reporting and other requirements of the Exchange Act. The proposed reverse stock split will not affect the registration of the common stock under the Exchange Act.

Effective Date

If approved at the Company special meeting, the proposed reverse stock split would become effective immediately prior to the closing of the share exchange agreement and as of the date of filing of Articles of Amendment to the Company’s Articles of Incorporation with the office of the Secretary of State of the State of Colorado, which would occur as soon as practicable following the meeting. Except as explained below with respect to fractional shares, on the effective date of the reverse stock split, shares of common stock issued and outstanding immediately prior thereto will be combined and converted, automatically and without any action on the part of the shareholders, into new shares of common stock in accordance with reverse stock split ratio determined by the Company’s board of directors within the limits set forth in this proposal. The reverse split is a condition of the share exchange. In the event that the share exchange is terminated, the Company does not intend to complete the reverse split.

Rounding of Fractional Shares

No fractional shares of common stock will be issued as a result of the proposed reverse stock split, nor will shareholders who otherwise would be entitled to receive fractional shares receive cash for such fractional shares. Instead, any fractional shares shall be rounded to the nearest whole share. The Company’s board of directors has determined that the amount to be paid for fractional shares, based on the current low book value and trading price of the Company common stock, would be nominal, and that the small benefit to shareholders would be outweighed by the cost and time required to make such payments.

Exchange of Stock Certificates

As soon as practicable after the effective date, shareholders will be notified that the reverse split has been affected. the Company’s transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of pre-reverse split shares will be asked to surrender to the exchange agent certificates representing pre-reverse split shares in exchange for certificates representing post-reverse split shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by the Company. No new certificates will be issued to a shareholder until such shareholder has surrendered such shareholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Shareholders should not destroy any stock certificate and should not submit any certificates until requested to do so.

Accounting Consequences

The proposed reverse stock split will not affect the par value of the Company common stock. As a result, on the effective date of the reverse stock split, the stated capital on the Company balance sheet attributable to the common stock will be reduced in proportion to the exchange ratio selected by the Company’s board of directors in the manner described above, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of the Company common stock will be increased because there will be fewer shares of the Company common stock outstanding. The Company does not anticipate that any other accounting consequences would arise as a result of the reverse stock split.

No Dissenters’ Rights

Under the CBCA, the Company’s shareholders are not entitled to dissenters’ rights with respect to the proposed amendment to the Company’s Articles of Incorporation to affect the reverse stock split, and the Company will not independently provide the Company’s shareholders with any such rights.

Certain Material Federal U.S. Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain material United States federal income tax consequences of the reverse stock split. The following discussion is based upon the current provisions of the Internal Revenue Code of 1986, as amended, or the Code, treasury regulations promulgated under the Code, Internal Revenue Service, or IRS, rulings and pronouncements, and judicial decisions now in effect, all of which are subject to change at any time by legislative, judicial or administrative action. Any such changes may be applied retroactively.

The Company has not sought and will not seek any rulings from the IRS or opinions from counsel with respect to the United States federal income tax consequences discussed below. The discussion below does not in any way bind the IRS or the courts or in any way constitute an assurance that the United States federal income tax consequences discussed herein will be accepted by the IRS or the courts. The tax treatment of a shareholder may vary depending on such shareholder’s particular situation or status. This discussion is limited to shareholders who hold their common stock as capital assets and it does not address aspects of United States federal income taxation that may be relevant to stockholders who are subject to special treatment under United States federal income tax laws, such as dealers in securities, financial institutions, insurance companies, tax-exempt entities, persons holding common stock as part of a hedge, straddle or other risk reduction transaction, and persons that are subject to loss disallowance rules with respect to their common stock. In addition, the discussion does not consider the effect of any applicable foreign, state, local or other tax laws, or estate or gift tax considerations or the alternative minimum tax.

HOLDERS OF COMMON STOCK SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE REVERSE STOCK SPLIT, INCLUDING THE APPLICABILITY AND EFFECT OF ANY STATE, LOCAL OR FOREIGN TAX LAWS AND OF CHANGES IN APPLICABLE TAX LAWS.

Consequences to the Company Shareholders who receive Common Stock in the Reverse Stock Split

The Company intends to treat the exchange of new common stock for existing common stock in the reverse stock split as a recapitalization under Section 368(a)(1)(E) of the Code. Accordingly, a shareholder who receives only new common stock in exchange for the shareholder’s existing common stock should not recognize taxable gain or loss as a result of the reverse stock split, should have a tax basis in its common stock received in the reverse stock split equal to its tax basis in its existing common stock, and should include its holding period in its existing common stock in its holding period for the new common stock received in the reverse stock split.

Vote Required

To be approved, this proposal 3 must receive a “For” vote from the majority of shares of the Company common stock outstanding on the record date. If a Company shareholder “Abstains” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have the same effect as an “Against” vote.

Board Recommendation

The Company’s Board of Directors Recommends the Company Shareholders Vote “FOR” Proposal.

FEDERAL INCOME TAX CONSEQUENCES

No income, gain or loss will be recognized by Global Entertainment’s public shareholders as a result of the consummation of either the share exchange or asset purchase, other than those shareholders exercising dissenters’ rights or receiving a dividend under Colorado Business Corporation Act (CBCA) with respect to the sale of assets. Such dissenting shareholders of Global Entertainment may be subject to state and federal taxation as described below.

Under currently existing provisions of the Code, the Treasury Regulations promulgated thereunder, applicable judicial decisions and administrative rulings, all of which are subject to change, the federal income tax consequences described below are expected to arise in connection with the dividend payment and exercise of dissenters’ rights. Due to the complexity of the Code, the following discussion is limited to the material federal income tax aspects of the proposed sale of assets for a Global Entertainment shareholder who properly exercises his or her dissenters’ rights under the CBCA, who is a citizen or resident of the United States and who, on the date of the dividend payment or disposition of such holder’s shares of common stock, holds such shares as a capital asset. The general tax principles discussed below are subject to retroactive changes that may result from subsequent amendments to the Code. The following discussion does not address the material federal income tax aspects of the sale of assets for any shareholder who is not a citizen or resident of the United States. The following discussion does not address potential foreign, state, local and other tax consequences, nor does it address taxpayers subject to special treatment under the federal income tax laws, such as life insurance companies, tax-exempt organizations, S corporations, trusts, and taxpayers subject to the alternative minimum tax. In addition, the following discussion may not apply to shareholders who acquired their shares upon the exercise of employee stock options or otherwise as compensation. Global Entertainment has not requested the IRS to rule or issue an opinion on the federal income tax consequences of the share exchange or the sale of assets.

ALL SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE FEDERAL, FOREIGN, STATE, AND LOCAL TAX CONSEQUENCES OF THE DIVIDENDS OR DISPOSITION OF THEIR SHARES UNDER DISSENTER RIGHTS.

The sale of assets will result in net proceeds to the Company of approximately $2,998,000. The sale of assets will generate a gain to the Company, as the net proceeds are greater than the Company’s adjusted tax basis in the assets. However, the Company has net operating losses available that will partially offset gains realized upon the consummation of the asset sales. The Company’s shareholders will not directly experience any federal income tax consequences as a result of the consummation of the asset sales. However, Global Entertainment will distribute the net proceeds from the asset sales to it shareholders in the form of a dividend. The dividend distribution is taxable. To the extent of the Company’s earnings and profits, receipt of this dividend will be taxable to Global Entertainment shareholders. Depending on a shareholder’s holding period of its shares of Global Entertainment common stock, these taxable dividends may be eligible to be taxed at net capital gain rates. Otherwise, they will be taxed at ordinary income rates. Any dividend in excess of the Company’s accumulated or current earnings and profits will be a non-taxable return of capital to the extent of a shareholder’s adjusted basis in its Global Entertainment stock. Amounts received in excess of a shareholder’s adjusted basis will be treated as capital gains.

For federal income tax purposes, the exchange of Global Entertainment common stock for cash pursuant to the proposed sale of assets will be treated as a distribution in redemption of common stock from each holder of Global Entertainment’s common stock who properly exercises dissenter’s rights, subject to the provisions of Section 302 of the Code. Under the rules of Section 302, the determination of whether the exchange of common stock for cash pursuant to the exercise of dissenters’ rights has the effect of a distribution of a dividend will be made, on a shareholder by shareholder basis, by comparing the proportionate, percentage interest of a shareholder after the share exchange with the proportionate, percentage interest of such shareholder before such transaction. In making this comparison, there must be taken into account (a) any other shares of common stock actually owned by such shareholder, and (b) any such shares considered to be owned by such shareholder by reason of the constructive ownership rules set forth in Section 318 of the Code. These constructive ownership rules apply in certain specified circumstances to attribute ownership of shares of a corporation from the shareholder actually owning the shares, whether an individual, trust, partnership or corporation, to certain members of such individual’s family or to certain other individuals, trusts, partnerships or corporations. Under these rules, a shareholder is also considered to own any shares with respect to which the shareholder holds stock options.

Under applicable IRS guidelines, such a redemption involving a holder of a minority interest in Global Entertainment whose relative stock interest in Global Entertainment is minimal, who exercises no control over the affairs of Global Entertainment and who experiences a reduction in the shareholder’s proportionate interest in Global Entertainment, both directly and by application of the foregoing constructive ownership rules, generally will not be deemed to have resulted in a distribution of a dividend under the rules set forth in Section 302(b)(1) of the Code. Accordingly, the federal income tax consequences to Global Entertainment’s shareholders who exercise dissenters’ rights will generally be as follows:

(a)

Assuming that the shares of common stock exchanged by a dissenting shareholder for cash in connection with the sale of assets are capital assets in the hands of the dissenting shareholder at the effective date of the asset sale (and the exchange does not result in a distribution of a dividend under Section 302 of the Code), such dissenting shareholder may recognize a capital gain or loss by reason of the consummation of the asset sale.

(b)

The capital gain or loss, if any, will be long-term with respect to shares of common stock held for more than twelve (12) months as of the effective date of the asset sale, and short-term with respect to such shares held for twelve (12) months or less.

(c)

The amount of capital gain or loss to be recognized by each dissenting shareholder will be measured by the difference between the amount of cash received by such dissenting shareholder in connection with the exercise of dissenters’ rights and such dissenting shareholder’s adjusted tax basis in the common stock at the effective date of the asset sale.

(d)

An individual’s long-term capital gain is subject to federal income tax at a maximum rate of 15 percent, while any capital loss can be offset only against other capital gains plus $3,000 of other income in any tax year ($1,500 in the case of a married individual filing a separate return). Capital losses in excess of these limits can be carried forward to future years.

(e)

A corporation’s long-term capital gain is subject to federal income tax at a maximum rate of 35%, while any capital loss can be offset only against other capital gains in any tax year, subject to the carryback and carryforward rules of the Code.

Cash payments made pursuant to the sale of assets will be reported to the extent required by the Code to dissenting shareholders and the IRS. Such amounts will ordinarily not be subject to withholding of U.S. federal income tax. However, backup withholding of such tax at a rate of 31% may apply to certain dissenting shareholders by reason of the events specified in Section 3406 of the Code and the Treasury Regulations promulgated thereunder, which include failure of a dissenting shareholder to supply Global Entertainment or its agent with such dissenting shareholder’s taxpayer identification number. Accordingly, Global Entertainment dissenting shareholders (or other payees) will be asked to provide the dissenting shareholder’s taxpayer identification number (social security number in the case of an individual, or employer identification number in the case of other dissenting shareholders of Global Entertainment) on a Form W-9 and to certify that such number is correct. Withholding may also apply to Global Entertainment dissenting shareholders who are otherwise exempt from such withholding, such as a foreign person, if such person fails to properly document its status as an exempt recipient. Each dissenting shareholder of Global Entertainment, and, if applicable, each other payee, should complete and sign a Form W-9 to provide the information and certification necessary to avoid backup withholding, unless an applicable exemption exists and is proved in a manner satisfactory to Global Entertainment.

THE FEDERAL INCOME TAX CONSEQUENCES SET FORTH ABOVE ARE FOR GENERAL INFORMATION ONLY. YOU ARE URGED TO CONSULT YOUR OWN TAX ADVISOR TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO YOU AS A RESULT OF THE PROPOSED TRANSACTIONS AND EXERCISE OF DISSENTERS’ RIGHTS (INCLUDING THE APPLICABILITY AND EFFECT OF FOREIGN, STATE, LOCAL AND OTHER TAX LAWS).

CERTAIN INFORMATION CONCERNING GLOBAL ENTERTAINMENT

Important information about Global Entertainment has been previously filed with the SEC. The documents listed below are included in Appendix F to this proxy statement:

•

Annual Report on Form 10-KSB, for the year ended December 31, 2005.

•

Quarterly Report on Form 10-QSB, for the three month period ended March 31, 2006.

Additionally, the SEC maintains a Web site that contains all documents Global Entertainment has previously filed with the SEC. The address of the site is www.sec.gov.

SELECTED HISTORICAL FINANCIAL AND OPERATIONS DATA

The information presented below is derived from Global Entertainment’s historical financial statements for the past two fiscal years and the March 31, 2006 interim period. This information should be read in connection with the audited financial statements for the year ended December 31, 2005 and the unaudited financial statements for the three months ended March 31, 2006, including the notes thereto, and the related financial information which is included in Appendix F hereto. This financial information reflects Global Entertainments historical operations; such operations will be disposed of under the proposed sale of assets and the surviving business will be the operations of Bayshore Media. The financial results of operations for Global Entertainment, if reported as a private entity, would be materially the same as the historical information provided below, less certain expenses incurred as a public company, including but not limited to audit fees and SEC periodic reporting expenses.

	3 Months Ended March 31, 2006	12 Months Ended December 31,
		2005	2004
CONSOLIDATED STATEMENT OF OPERATIONS DATA:
Revenues	$1,035,754	$4,235,977	$4,195,842
Cost of Sales	401,731	1,610,685	2,178,577
Gross Profit	634,023	2,625,292	2,017,265
Selling, General and Administrative expenses	472,681	1,826,486	2,638,739
Income (loss) from Operations	161,342	798,806	(621,474)
Net Other expenses	7,362	85,985	126,995
Net Income (loss)	153,980	712,821	(748,469)
Basic earnings (loss) per share	$0.02	$0.09	$(0.08)
Diluted earnings (loss) per share	$0.02	$0.08	$(0.08)
Weighted avg common shares outstanding - basic	7,536,618	7,670,483	8,919,832
Weighted avg common shares outstanding - diluted	7,984,942	8,496,594	8,919,832

CONSOLIDATED BALANCE SHEET DATA:
Cash and Cash Equivalents	$569,376	$102,724	$233,456
Working capital (deficit)	(1,160,296)	(932,879)	(822,168)
Total assets	3,275,333	2,358,050	2,074,601
Short-term debt, including current maturities of notes payable	1,929,147	1,183,294	1,579,004
Customer Deposits and notes payable less current maturities	295,500	295,500	326,869
Stockholders’ equity	1,050,686	879,256	168,728

CERTAIN INFORMATION CONCERNING BAYSHORE MEDIA GROUP

Overview

Bayshore is a development stage Nevada corporation. Bayshore owns the exclusive rights to 14 never released feature length films. Bayshore believes that this reverse merger into a public company will enable it to grow by opening access to funding sources. Bayshore’s business plan calls for strengthening the management team, identifying and securing license/distribution agreements, build out a production infrastructure, develop partnerships with major studios, satellite and cable companies, expand its film portfolio with unique and high quality titles and identify potential acquisition targets. Bayshore has not experienced any growth since inception and has an accumulated deficit of $755,408 as of December 31, 2005 and $980,518 as of March 31, 2006.

Bayshore’s office is located at Howard Hughes Center, 3960 Howard Hughes Parkway, Suite 500, Las Vegas, Nevada, 89109 and Bayshore’s telephone number is (702) 990-3707. Bayshore’s web site is located at www.bayshoremediagroup.com. Information on its web site is not a part of this proxy statement. Bayshore also maintains an office in Vancouver British Columbia at 717 Jervis Street, Suite 2402, Vancouver, BC, Canada, V6E 4N5.

Introduction and Background

Bayshore is a private company incorporated in November 2004 under the laws of the state of Nevada. Also in November 2004, Bayshore acquired full right and title to all intellectual property associated with the 14 feature length films from Giants Entertainment, Inc., a company with related ownership to Bayshore. Giants Entertainment Inc., is owned 20% each by the children of David and Lydia Dadon: Jacob Dadon, President of Bayshore, Jacqueline Dadon, Barry Dadon, Darryl Dadon and Mazelle Dadon..

Bayshore is an independent producer and distributor of motion picture, video and television entertainment. However, to date Bayshore has had minimal operations, except for its acquisition of films from Giants Entertainment. As an independent producer, Bayshore is not tied to any of the major motion picture studios.

Bayshore Media Group Film Titles

In November of 2004, Bayshore acquired full right and title to 14 never-released full length feature films (“the Bayshore Films”). The Bayshore Films are a diverse group of film titles covering all genres - action, comedy, drama, horror, and romance. Bayshore intends to release each of the Bayshore Films domestically and internationally in 2006 and 2007. Bayshore’s material assets are the rights to the following films:

Bad Fellas A Bryan Genesse action film starring Michael Madsen and Bryan Genesse.	$500,000 Payoff A Mike Tristano thriller starring Miles O’Keefe and Angela Nicholas.
Cop on The Run Action film starring Michael Madsen and William Forsythe.	Daddyfox Thriller starring Tara Daniels, Martin Hancock and Malcolm Pitt.
Jungle Juice Comedy starring Christopher Walken, Morgan Fairchild, Rutger Hauer and Robert Wagner.	Italian Ties Comedy starring Joe Viterelli, Dean Stockwell, Thomas Calabro, Madchen Amick and Meat Loaf.
Innocent Man Action / Drama starring Frank Zagarino and Charles Durning.	Revenge Games Action film starring Shawn Hoffman and Alexandra Kaniak.
Seventh Veil Thriller directed by Albert Q. Chetwyn starring Christopher Rich.	Sitting Ducks Comedy starring Annabel Mullion and Serge Sorhic.
Strike Behind Enemy Lines Action film starring Frank Zagarino, Billy Drago and Joe Lara.	Ultimate Target Action film starring Michael Madsen, George Cheung and Gary Daniels.
Uninvited Guest Thriller starring John Savage and Joe Lara.	Very Mean Men Dark comedy starring Martin Landau, Matthew Modine, Ben Gazzara, Charles Durning and Scott Baio.

Growth Strategy

In the short-term, Bayshore believes its primary source of revenues will be from the license and distribution of the Bayshore Films domestically and internationally. Over the medium- to longer-term, Bayshore intends to acquire additional independent production and distribution firms, film libraries and build out or acquire production and post-production facilities in Canada and the United States. Bayshore has no current or contemplated acquisitions.

Bayshore is in the process of building an online presence (www.bayshoremediagroup.com) which may include: interactive games and activities related to current and future Bayshore films and television series; access to the library of Bayshore Films (existing, newly produced and acquired); regional entertainment information; movie reviews and online columns; entertainment and cultural news and events; chat rooms; and an online store.

The company has highlighted the following objectives as critical success factors in implementing the Bayshore business plan:

(1)

Secure Funding for Growth.  Bayshore will seek $30.0 million to launch Bayshore on an international scale. The funding will enable Bayshore to enter into the critical licensing agreements for the Bayshore Films while at the same time begin a corporate marketing campaign and work on new projects. Bayshore principals have agreed to provide the necessary funding to achieve the business plan in the event Bayshore is not able to secure outside third party financing.

(2)

Identify and Secure License Distribution Agreements.  Bayshore will focus on entering into licensing distribution agreements for the Bayshore Films.

(3)

Build out Internal Sales & Marketing Department.  Bayshore will require additional sales and marketing personnel to assist in entering into the above-noted license agreements and to serve as account managers overseeing critical distribution partnerships.

(4)

Launch Marketing Program.  Bayshore will use online and offline marketing techniques to create brand name awareness and to generate revenues from the sale of licensed merchandise. The detailed marketing plan focuses on: (a) creating brand name awareness; (b) developing target market awareness of the corporate website; (c) creating a loyal and active user base for the website – i.e., a community of users; and, (d) securing key strategic partners.

(5)

Build out Production Infrastructure.  Bayshore intends to build or acquire its own in-house production capabilities, sound stages, film stages, talent and production technology so as to be able to internally produce high quality products.

(6)

Enhance Website.  Bayshore intends its corporate website to serve as an information tool, an entertainment portal and a revenue centre. Accordingly, Bayshore is in the process of evaluating potential technology and e-commerce partners to assist in enhancing the overall functionality of the website. The website will be modular in nature so as to be able to grow and expand with Bayshore’s entry into new markets.

(7)

Pursue Strategic Partnerships.  As an independent producer, Bayshore intends to develop partnerships with major studios, satellite and cable companies to develop content specifically for these parties. Such partnerships would reduce the amount of capital Bayshore would need to invest in new production.

(8)

Produce Unique and High Quality Titles.  Over the longer-term, Bayshore intends to expand its film portfolio and diversify its revenue streams.

(9)

Identify Potential Acquisition Targets.  Bayshore’s business plan focuses on both organic growth and growth through acquisition. Potential acquisition candidates going forward include libraries of film titles and independent production and distribution companies. Bayshore will target acquisitions with significantly under-leveraged / under-performing assets which will benefit from Bayshore’s network of distributors and operating infrastructure.

(10)

Strengthen Management Team for Long-Term Growth.  Management of Bayshore recognizes that additional marketing, operations and production executives are required to achieve the targeted results. Bayshore management will attempt to identify and hire key individuals who will join Bayshore as executives upon completion of the reverse merger.

Initial Film Properties

In exchange for common stock in Bayshore, Giants Entertainment along with its affiliates, transferred full right and title to 14 high quality, un-released motion pictures. None of the Bayshore Films have been theatrically released to date, and domestic and international rights have yet to be sold. Although some of the films have been previously marketed and announcements issued in press releases regarding distribution agreements, none of the films have been theatrically released nor have any rights to the films been contracted.

Management of Bayshore has estimated the costs to re-produce the Bayshore Films at an amount in excess of $129 million. Evans & Evans, Inc., an independent appraiser, valued the films at approximately $60,600,000 at October 31, 2005.

A brief summary of Bayshore’s current film titles is as follows:

Very Mean Men

In this quirky dark comedy, a bartender (Matthew Modine) tries to frighten a tip out of a cheap drunk (Martin Landau) by spinning a zany tale about two notorious crime bosses who go to war over a waitress being stiffed. Upon the culmination of the tale, the bartender looks the drunk squarely in the eyes and coldly states…” and all because of one cheap prick.” The frightened drunk nervously slides two dollars into the tip well and quickly leaves. As the bartender victoriously snatches up his well-earned tip, the audience is left aghast when it is revealed that they, like the drunk, also have been the victim of the bartender’s yarn.

Jungle Juice

Darren Field is about to be married when his bride to be leaves him at the alter for her ex-boyfriend. Darren and his buddy R.J. decide to go on the honeymoon together. Arriving as Mr. and Mrs. Fields they are mistaken for a gay couple. Darren is transfixed by Isabelle, a resort employee, who’s the girlfriend of the Hotel Manager, Jean-Luc (Rutger Hauer). Darren tries to talk to Isabelle but is interrupted by Felicia (Morgan Fairchild), an aggressive woman who’s on her fourth husband, Tom (Robert Wagner). Felicia lures Darren back to her room and gives him an evening he won’t forget. The next day, guests party and gulp Jungle Juice (a concoction of alcohol and fruit juice) and are ready for anything!!!! But the next day, Darren and R.J. discover that all the employees think they are gay, and the chaos begins.

Italian Ties

For cousins Rich (Scott Baio, “Very Mean Men”), Al (Carlo Imperato, “Fame”), and Philly (Thomas Calabro, “Melrose Place”), seeing their fathers shed a tear is a long shot. In fact, odds are it will never happen. You see, their dads, Charlie (Joe Viterelli, Analyze This”), Phil (Alex Rocco, “The Godfather”) and Jimmy (Dean Stockwell, “Married to the Mob”) are as callous as heavy grade sandpaper. Crying is a sign of weakness, they’ll tell you. Italian men simply don’t do it. But after the passing of their father Charlie, Phil and Jimmy weep like babies and everything changes. Witnessing this rare event, the cousins realize that there’s been a sad distance between them and their fathers. They decide to change that and come up with a plan to bring them closer together. The cousins bring in Grandma Gallo, and she concocts a devious plan: Sedate the fathers and kidnap them.

Ultimate Target

Thomas Cane (Gary Daniels) is an Ex-S.A.S. Agent for the British Government, who gave it all up for a new life in the U.S. He lives in a quiet neighborhood with his wife and daughter, and works for a large corporation. His family is unaware that the corporation he is working for is a company of professional killers. However, Thomas has his own agenda and has been double-dealing the corporation by selling “LIFE” to his killing targets. Collecting from both sides is making Thomas a very wealthy man. The corporation soon uncovers Thomas’ secret and he finds himself becoming the ultimate target.

Cop on the Run

Conner (Michael Madsen), a modern day gunslinger is hired by boyhood friend Ted Castle (William Forsythe) to discover the murderer of his father, a former mobster. Conner also works for Little Carlos Montegna who has an uncooperative cop on his payroll and wants him dead. Conner comes to see the surprising connection between his two “jobs” and uncovers his chance to escape the corruption around him.

Bad Fellas

D.E.A. Agents and best friends, Jay Peters (Michael Madsen) and Jack Ford (Bryan Genesse) think that the local Sheriff, Chief Bramley (Burt Young) has called them in to help him in his small town, with a small drug manufacturer, who is a small problem. WRONG! John Tykor is a huge problem. Tykor (James Russo) is a maniac, a savvy entrepreneur and a millionaire many times over. Deciding to use his new wealth to manufacture methamphetamines (his own personal drug of choice) and purchase an army to protect his illegal operation, Tykor stages an all out war against anyone that tries to stop him. This time the good guys must use bad guy tactics to overpower the enemy.

Strike Behind Enemy Lines

Sofia, Bulgaria, Lt. Col. John Hart, Lt. Rick Burns and an elite team of Navy SEALS are on a mission to stop the transfer of missile guidance technology to a Middle-Eastern country. An unseen security force interrupts them. In the wild crossfire, Hart is killed and Rick and the Seals barely escape with their lives. Back in Washington, Rick is grilled by Navy Chief of staff Admiral Todd. Admiral Todds’s daughter, Erin, is a CIA operative working undercover as an Italian archaeologist. She figures out where the computer facility is located which the U.S. now has to destroy, she heard of digs at the Lost City of Tajkumar, where heavy equipment is moving about. The team fights its way in and out and calls for an air strike, just as the strike against the neighbors is prepared FA-18’s and F14’s arrive and blow the “Lost City” off the face of the Earth. International outrage turns into gratitude once the proof is uncovered that the destroyed city was fake.

Innocent Man

Imprisoned for seven years after an accidental death, innocent, pugilist Donavan Wallace would do anything to visit his dying mother before she passes away. Cutting a secret deal with the prison warden for an early parole, Donovan is sent into the small prison town to retrieve a mysterious crate buried in the ground, which can then be exchanged for a train ticket to wherever he wants to go. Although Donavan has his suspicions, he follows the rules and retrieves the crate. The only problem comes when the train out of town doesn’t leave until morning, forcing Donavan to stay the night in town and fall victim to an unbelievable set up.

Revenge Games

This adrenaline pumping cross between the dog-fight combat of Top Gun and the virtual reality of Lawnmower Man, Revenge Games pits a seductively luring female gun-for-hire, who represents a vicious inter national terrorist group armed with a virtual machine so deadly it has the ability to take full control of any military jet in existence. Their ultimate goal against the United States is to destroy the stadium of the world’s most populated and globally watched sporting events the Superbowl.

Uninvited Guest

On their way home from a weekend in Las Vegas, two couples are kidnapped by a psychotic killer (John Savage – Dark Angel, Summer of Sam, The Thin Red Line). Carrying a duffel bag filled with five million dollars and a shotgun, the killer holds the couples hostage on a secluded mountain. With no hope of help, the couples must rely on each other and their wits to survive.

Seventh Veil

Dennis Gill (Lewis Smith) should love it. He’s got a job he loves: L.A. homicide detective. He’s got a wife who loves him (but not enough to quit her fancy job out of town). He’s got a lovely partner, Kathleen Balsam (Christine Harnos), who used to be his girlfriend, and isn’t really over it yet. And he seems to be falling in love with a blind exotic dancer, Audrey Newcomb (Renee Humphrey), whom he meets while investigating the murder of two beautiful dancers at the “Aphrodite” strip club. But he’s starting to suspect that, even in love, it’s possible to have too much of a good thing. Another thing Dennis has plenty of is suspects: Willis Garrison (Conrad Goode), ex-football hero and now the club bouncer, Charley Kent (Jim Choate), an investment banker who likes to meet the “Aphrodite” dancers after work, and Vince Limbeda (Christopher Rich) the club’s owner and Audrey’s long-time boyfriend. If Dennis can keep work and love under control, maybe he can solve the crimes before the killer strikes again. If not, he’s got more at risk than just this case. Because in Dennis Gill’s world…. One mistake is all you get.

$500,000 Pay-Off

A young beautiful woman Tricia Stevens, living a normal, everyday life, is suddenly thrown into a world where logical reason runs cold and primal instincts run free. Incredible seductions, unusual deceptions, and an emerald heist gone terribly wrong and an environment of sexual freedom and intense danger alters Tricia’s usual personality from one of naiveté to one of enlightened primitivism. The $500,000 Pay-Off begins where innocence leaves off.

Daddyfox

Maggie, who has “psychotic behavioral problems”, manages “Maggie’s Bar” which is owned by her three ruthless brothers: Graham, Mick and Phil. Maggie misleads her brothers to believe that a man who rejected her has raped her. The brothers carry out a vengeful and torturous murder. Some months later, Nick finishes his own short relationship with Maggie who he considers to be a “bit unusual”. Soon after parting with Maggie, Nick goes to Maggie’s Bar to collect some of his belongings, with friends, Malc and Tony, but brother Phil picks a fight with Nick in the Bar. Phil is openly violent and aggressive but Nick responds by simply pushing Phil away. Phil bangs his head on the floor of the Bar and ends up in hospital in a coma, where Maggie murders him for no apparent reason. The lads Nick, Malc and Tony become implicated in Phil’s murder.

Sitting Ducks

Set in the winter of 2002, at the height of British media hysteria over the massive influx of asylum seekers into the country. Sitting Ducks is a comedy about a slightly naïve group of Romany Gypsies who come to London to escape the discrimination they suffered in former Yugoslavia. Sexy determined Katya, is running away with her Grandmother. Branco has brought his ten year old son, Kennedy. Rocky is the untrustworthy leader of the group. He is the one who has convinced them to leave their homes and try to find success and fame as rock stars in London. The film then follows these refugees and though a twist of fate and series of misunderstandings, they find themselves in the smart West London house of a television executive named Dan and his ambitious wife an aspiring interior designer, Fiona, on the very day Vogue is coming to photograph the place. Events quickly spiral out of control when an ambitious Tory politician gets involved. “Sitting Ducks” take many of the wacky gypsy elements of Emir Kusturica’s work and combines it with old-fashioned Chaplinesque farce and a ‘yuppie nightmare’ story, to importance of seeing people for what they are, not who they are.

Entertainment Industry – An Overview

Independent Film Producers

A film is a bundle of rights. Everything and everyone that appears in, or participates in the making of the film needs a contract or agreement. When a project is truly independently financed, the producer has the ability to exert more control over the project and possibly sell off the rights separately to various companies and organizations. Rights that can be sold include the various media rights, such as, but not limited to theatrical, broadcast, home video and multimedia, which can be sold to distributors and broadcasters.

A producer who has retained the rights to a project can make separate deals for distribution of the film to various theaters as well. When these distribution rights are kept, the producer will then receive more of the profits that are brought in by the film.

Film Distribution

The motion picture industry has two principal activities: production and distribution. ‘Production’ encompasses the development, financing and creation of feature-length motion pictures. ‘Distribution’ involves the global promotion and exploitation of motion pictures in theatrical exhibition, home video, television and other ancillary markets.

The Players

The motion picture industry is comprised of three main categories of operators: (1) major studios (“the Majors”); (2) the Mini-Major Studios (“the Mini-Majors”) who are often partially or wholly-owned subsidiaries of the Majors; and (3) independent distributors and/or producers (“the Independents”).

The Majors are large diversified organizations with global distribution capabilities. In the United States, the Majors typically self-distribute the films they produce or finance. Internationally, the Majors typically distribute or control the distribution of the films they produce or finance. Historically, the Majors have produced and/or distributed the majority of high-grossing motion pictures released annually in the United States. In addition, most of the Majors have created or accumulated substantial and valuable motion picture libraries that generate significant revenues. These revenues often provide the Majors with a stable source of earnings to offset variations in the financial performance of their motion picture releases and other aspects of their operations.

The Mini-Majors, like the Independents, often have limited or no internal production capabilities. The budgets of the films they release are usually lower than films produced by the Majors. The distribution infrastructures of the Mini-Majors are less extensive than with the Majors. Mini-Majors typically either self-distribute or distribute through arrangements with the Majors or with independent distributors. Like the Majors, film library revenues are important sources of income for the Mini-Majors and many of them have built up substantial assets through film libraries.

Despite the limited resources generally available to Independents, independent films have gained wider market approval and increased share of overall box office receipts in recent years. According to the Motion Picture Association of America data, January through March 2005 showed approximately 15% of US domestic box office revenue was from independent or indie studios. Creative, business, and technological reasons have all contributed to the growth of the indie film scene in recent history. Past successful independent films such as My Big Fat Greek Wedding, Bend It Like Beckham, Saw, Diary of a Mad Black Woman and Crash highlight moviegoers’ willingness to support high quality motion pictures despite limited marketing and production budgets.

The Life of a Film

There are four distinct phases prior to the initial release of a film: development, pre-production, principal photography and post-production.

Most expenditures of film production, from the development phase to completing post-production - including payments to the actors and the production crew - constitute a film’s “negative cost.” Negative cost does not include profit participations for personnel.

Distributing or exploiting the project in various markets, both domestically and internationally, under the customary release patterns or “windows” will generate the majority of the revenues received by a film. Distribution windows include domestic and international theatrical exhibition, home video, satellite, television and non-theatrical venues.

The following diagram outlines the traditional time frames for standard release window.

Marketplace	Months After Initial Domestic Theatrical Release	Approximate Release Period
Domestic theatrical		4-6 months
International theatrical		6-12 months
Domestic home video (initial release)	4-6 months	6 months
Domestic pay-per-view	6-9 months	2 months
International Video (initial release)	6-12 months	6-12 months
Domestic pay television	12-15 months	18 months
International television (pay or free)	18-24 months	12-36 months
Domestic free television	30-33 months	1-5 years

International box office receipts for films produced in the United States typically approximate or exceed the same film’s domestic box office receipts. However, depending upon genre, the international appeal of the cast and other factors, results can vary dramatically. A film is typically released internationally one to six months after the domestic theatrical release, although in certain territories the release might occur concurrently. Although distribution arrangements will likely vary from territory to territory, the international theatrical release will generally follow patterns similar to the domestic release.

Most films are distributed in the home video market utilizing a rental strategy, whereby videocassettes or DVDs are sold by distributors to video retailers, who in turn rent cassettes/DVDs to consumers. Using a rental strategy, the distributor receives compensation by selling individual video units to rental outlets. Therefore the distributor does not receive a percentage of the revenues generated by the rentals themselves. The number of rental units sold to retailers is normally dependent upon domestic box office performance. Under a rental strategy, the costs of manufacturing the cassettes/DVDs and marketing the release are the principal expenses incurred by the distributor.

A sell-through strategy might be chosen if a distributor believes that selling video units directly to consumers will likely result in larger profits than using a rental strategy alone. This decision will be based upon a film’s domestic theatrical performance and would likely occur only if the film generates over US$100 million in domestic box office receipts.

The international home video release of a film generally occurs six months after the international theatrical release in any given territory. The arrangements for the international home video release will likely be similar to domestic arrangements except for costs with distribution, dubbing and reformatting.

Television rights primarily include pay-per-view, network syndication and cable. The value of television rights are generally based on the success of the film in the domestic theatrical window, and network television rights are typically licensed only in the event of a highly successful theatrical release. However, pay per view and cable rights may be licensed for a substantial amount even in the event of an unsuccessful theatrical release or no theatrical release at all. Other than theatrical box office performance, primary factors that will typically increase the value of a film licensed in these venues are the film’s cast and genre, and sometimes its performance in home video and ancillary markets.

A distributor may license a film for non-theatrical exhibition to sub-distributors who make the movie available to airlines, ships, military installations, prisons, hotels and government institutions. As with the home video and television markets, the value of these rights correlates closely to the film’s success in the domestic theaters.

In its 2006 Business of Movie Production & Distribution, Kagan Research, LLC (“KR”) estimated the size of the U.S. home video market to be $25.7 billion, and growing to $33.6 billion by 2014. In its 2004 State of Home Video Report, KR stated that growth in this sector has been driven by increased DVD penetration that reached 59.7% in 2004, up from 43.1% in 2003. KR projects that DVD technology will be in 94.3% of all U.S. television households by 2013. Declining prices of DVD players, enhanced video and audio quality and special features such as inclusion of previously-deleted scenes, film commentaries and “behind the scenes” footage have all helped increase the popularity of the DVD format, sparking sharply increased home video rentals and sales in recent years.

While Internet distribution is in its infancy and does not currently generate significant revenues, this emerging distribution channel may be significant in the future. Depending upon the speed of the development of the Internet and other related electronic and digital distribution channels, this may soon provide a viable source of revenues for motion picture producers. Such startups as DaveTV and Akimbo are making substantial headway in content delivery via broadband to TVs. Additionally, with the FCC mandated transition for conventional analog TV broadcasts to shift to digital, TV station owners are finding additional broadcast real estate in the digital spectrum. Multichannel availability has opened new opportunities to content providers, many of which are searching for providers to partner with.

The Release Strategy

The most common release pattern, in which the film is released nationally in all markets is referred to as a wide release, i.e. the film is simultaneously released to over 1,500 screens. This is the pattern used by the Majors, since this type of release pattern requires a heavy investment in prints and national advertising, which while having reach into all markets, is expensive. With a wide release, the producers and distributors can realize revenues to recoup their investment in a shorter time period (provided that the film is successful). Finally, revenues from DVD sales can also be realized faster from a quickly executed theatrical release (the shorter the time period between the theatrical release and the videocassette/DVD release, the greater the potential for video unit income).

With a modified wide release (or platform release) the film will open in a few major markets and expand week by week to build awareness and allow positive word-of-mouth reputation to develop. This type of release would initially be supported by spot advertising (advertising in a specific geographical area, such as a city) and may move to national advertising once it expands to other markets.

Exclusive and limited runs begin with engagements at a limited number of screens, traditionally in large urban areas (e.g. New York and Los Angeles in the U.S. and Toronto in Canada). Based on favorable reviews and positive word-of-mouth, the film may move slowly to additional theatres. This release pattern is almost always used for upscale ‘arthouse’ or foreign films and may be part of a platforming strategy, where critical acclaim in an important market will assist in providing momentum for a wide release.

Territorial saturation involves saturating a territory with bookings, heavy advertising and promotion, before moving on to another territory. This method would be used for films tailored to specific markets.

The marketing and promotion of films is an expensive endeavor (the cost of marketing and promotion alone for a film requires a minimum of $2 million in the United States), often requiring sources of external financing. Bayshore plans to obtain $30 million in financing to support its growth needs. In the event Bayshore does not raise the required amount, the principals have committed to provide the necessary funding to achieve Bayshore’s business objectives. However, there are no guarantees or assurances that the principals will provide such funding.

Size and Opportunity

The United States has a 100-year reputation, heritage and legacy as the leader in the production of entertainment product, including theatrical length motion pictures. It is home to many of the world’s best artisans and crafts persons.

As can be seen from the following graph from the Motion Picture Association of America (“MPAA”) after a sharp rise in box office receipts from 2000 – 2002, the growth in U.S. box office has been steady.

The following graph from the MPA Snapshot Report: 2004 International Theatrical Markets outlines the growth in worldwide box office revenues from theatrical releases from 2001 to 2004. It is important to note, that international markets have become increasingly important over the timeframe.

In 2004, international markets account for 62.2% of total revenues up from 50.5% in 2001. Overall in 2004, worldwide admissions increased 11% to 9.6 billion. The growth comes from the international market, which experienced a strong year at the box office. International admissions increased 13% from the previous year.

Worldwide Box Office 2001-2004

$US Billions
30
25
20
15
10
5
0
$17.0
0.52
0.8
3.14
4.09
8.41
$19.8
0.60
0.9
3.79
4.95
9.52
$20.3
0.69
0.79
3.79
5.58
9.49
$25.2
0.8
0.91
5.46
8.53
9.53
2001
2002
2003
2004
USA
EMEA
Asia-Pacific
Latin America
Canada

Source:MPA,Informa Media

Despite the growing importance of the International market, North America still remains the largest source of potential revenues for independent films, generally accounting for between 30% and 70% of a film’s total revenues.

Outside North America, Europe is the dominant market for independent films followed by the Asia/Pacific region and Latin America. The international market is structured similarly to the North American model. The studios and their subsidiaries acquire distribution rights across multiple territories and media where they distribute either directly or through controlled or affiliated companies.

Most territories also support a variety of independent distributors and broadcasters who may acquire some or all of a film’s distribution rights for a territory.

Bayshore Marketing Plan

With regards to the sales and marketing plan, Bayshore has developed a set of overall corporate objectives and initiatives and a very detailed tactical marketing plan based on management’s experience in the industry.

Bayshore’s marketing strategy reflects management’s plan to build a vertically integrated company with a number of integrated profit centers. At the core of the marketing plan is developing domestic and international brand recognition for Bayshore as a provider of premier entertainment services.

Key aspects of Bayshore’s marketing plan are outlined below:

Integrated National Advertising and Promotion Strategy. – Bayshore intends to advertise in several national magazines as well as industry specific publications (such as, Hollywood Reporter). Bayshore will also participate in joint advertising campaigns with strategic partners.

Website / Online Presence. – Bayshore intends for its website to develop into a central hub with portals for fans, distributors, and clients. Each portal will feature unique content, such as chat rooms, bulletin boards, secure distribution/distributor access, and access to expert opinions on various subjects specifically chosen for its target market. The company will eventually develop new portals with different target markets as offshoots of the core Bayshore hub which can leverage off the main user base.  Online and offline marketing and advertising will be used to drive traffic to the website. The website will be optimized to ensure all major search engines will pick up and list in prime search results pages. Bayshore will capture a significant amount of traffic from searches initiated by people looking for Bayshore specifically, or looking for high quality content entertainment in general.

Public Relations. – Bayshore will work with editors and writers of identified trade and industry journals/magazines in an effort to secure coverage of events and successes. Importantly, the Company will attempt to secure coverage of the launch of each new film or entertainment property. Bayshore is currently in the process of evaluating public relations firms and intends to choose one to administer Bayshore’s public relations campaign. The public relations should increase the visibility of Bayshore by placing key individuals on high-profile talk television and radio shows.

Television Advertising and Promotion. – Bayshore will build relationships with key media personalities prior to launch. Television advertising may be a medium used in future campaigns. While able to saturate a market in a short period of time, TV ads need to be run consistently and ideally during peak target market viewing times. Given the expense associated with television advertising, Bayshore intends for this medium to be used in the medium- to long-term once the level of operations can support the expense.

Radio Advertising and Promotion. – Bayshore will use radio as an advertising method to raise awareness of the Company’s entertainment properties and drive traffic to the website.

Opt-In Contests and Reward Programs. – Bayshore will host a variety of fun and entertaining contests on its website. Prizes will be sponsored by affiliate partners or by Bayshore, and will encompass a broad range of tangible awards (branded merchandise, movie passes, clothing etc.). The rewards programs will be time sensitive, forced redemption offers that encourage people to act in a prescribed manner. Contests and rewards will coincide with the theatrical or video release of Bayshore films.

Newsletter. – Bayshore management intends to develop an online newsletter, a cost effective method of disseminating information on Bayshore products and industry news.

Memberships in Key Industry Associations. – Bayshore will join key industry associations to increase brand awareness. Bayshore is already a member of the American Film Market and has identified several key organizations in which management team members will be actively involved. The American Film Market each November gathers over 8,000 industry leaders in Santa Monica for eight days of deal-making, screenings, seminars, red carpet premieres and networking. The attendees include acquisition and development executives, agents, attorneys, directors, distributors, financiers, film commissioners, producers, writers and the world’s press.

Marketing Materials. – Marketing materials will be both corporately-based and will be complemented by specific materials for events, films, television series, etc., developed by Bayshore. Marketing materials will include brochures, ‘Leave Behind’ trifold’s, giveaways, posters, DVDs with trailers, and presentation folders.

Investor Relations / Press Releases. – While advertising will “get the word out”, Bayshore’s press coverage will provide credibility. Media relations will not only keep the public informed of all news pertaining to the Company but also provide an appropriate business and consumer image. A solid media relations campaign is expected to both serve to reinforce the advertising in targeted regions, and also to result in national and international media attention in diverse markets.

News Clipping Service. – Bayshore plans to immediately establish an affiliation with a news clipping service, which will not only clip all articles written about Bayshore but also collect all news relating to the entertainment industry in specific areas. This provides vital contact with reporters who have previously written about the topic and therefore have an interest in receiving more information and covering it again.

Direct Mail. – Bayshore is pursuing global reach, and direct mail will be considered cost-effective if redemption rates are high. Direct mail is useful for targeting specific demographic subgroups. Bayshore recognizes that printing costs and bulk postal rates are high. Market identification in a given city or town requires thorough demographic research that is not always readily available.

Funding

Following the completion of the reverse merger, Bayshore will attempt to obtain $30,000,000 through debt and private placements of restricted common stock. The primary use of the proceeds will be for marketing the current Bayshore film library as well as to begin production on a number of new films and television series. Outlined in the table below is a breakdown of the planned use of the proceeds:

Use of Proceeds	Amount
Capital Expenditures	$7,535,000
Sales & Marketing	$4,275,842
General and Administration	$8,496,698
Production	$9,692,460
Total	$30,000,000

Capital Expenditures represent infrastructure build out and equipment purchases; sales and marketing expenses are directly related to the promotion of the film library and new properties created; General and Administrative expenses represent the working capital needs of the organization during its revenue development period and Production expenses represent the cost of creating new properties.

Intellectual Property

The fourteen motion pictures are recorded with the United States Copyright Office under the name of Bayshore Media Group. Bayshore owns full right and title to these properties.

Personnel

At December 31, 2005, Bayshore had 3 full-time employees. Of Bayshore’s current employees, 2 are responsible for sales and marketing and one holds the administrative and executive position. No personnel are covered by a collective bargaining agreement. Bayshore’s relationship with its employees is believed to be good.

Properties

Bayshore has entered into a lease for approximately 1,400 square feet of corporate office space in Vancouver, British Columbia. Monthly minimum lease payments are $5,000. Bayshore must also pay its proportionate share of building operating expenses. The current lease term is through October 31, 2006.

Competition

Competition in the film production and distribution is intense. Bayshore competes against the major studios, such as AOL Time Warner, The Walt Disney Company, MCA, Paramount, Fox, and Sony/Columbia, as well as smaller distribution companies owning film catalogs and libraries.

As a company that intends to act primarily as its own distributor, it will compete with other distributors for wholesalers, retailers and consumers and for home video rights with products they do not produce. This competition, in the case of distribution, is influenced by box office success, advertising, publicity and other factors.

Regulation

Bayshore expects to be subject to various federal, state and local laws, rules and regulations affecting its operations. By its nature, motion picture production and the ensuing marketing and merchandising activities subjects the business operation to various licensing regulation and reporting requirements by numerous governmental authorities which may include Internet (domestic and worldwide) oversight regulations, production, manufacturing, OSHA, securities, banking, insurance, building, land use, industrial, environmental protection, health and safety and fire agencies in the state or municipality in which each activity is conducted. Difficulties in obtaining or failures to obtain the necessary approvals, licenses or registrations, and unforeseen changes in government regulations directly affecting the Internet and other digital distribution medium, could delay or prevent the development or operation of a given business activity.

Audiovisual works such as motion pictures and television programs are not included in the terms of the General Agreement on Tariffs and Trade. As a result, many countries, including members of the European Union, are able to enforce quotas that restrict the number of United States produced feature films which may be distributed in such countries. Although the quotas generally apply only to television programming and not to theatrical exhibitions of motion pictures, there can be no assurance that additional or more restrictive theatrical or television quotas will not be enacted or that existing quotas will not be more strictly enforced. Additional or more restrictive quotas or more stringent enforcement of existing quotas could materially or adversely limit Bayshore’s ability to exploit Bayshore’s productions completely. The Office of the United States Trade Representative (USTR) under the Executive Office of the President cites such restrictive trade practices in Korea, China, and The EU as a whole with even more restrictive practices in France, Italy and Spain.

Voluntary industry embargos or United States government trade sanctions to combat piracy, if enacted, could impact the amount of revenue that Bayshore realizes from the international exploitation of its productions. The Code and Ratings Administration of the Motion Picture Association of America assigns ratings indicating age group suitably for the theatrical distribution for motion pictures. United States television stations and networks, in addition to foreign governments, could impose additional restrictions on the content of motion pictures which may restrict, in whole or in part, theatrical or television exhibitions in particular territories. Congress and the Federal Trade Commission are considering, and in the future may adopt, new laws, regulations and policies regarding a wide variety of matters that may affect, directly or indirectly, the operation, ownership and profitably of Bayshore’s business.

In the United States and most countries in which Bayshore plans to conduct operations, they are not currently subject to direct regulation other than pursuant to laws applicable to businesses generally. Adverse changes in the legal or regulatory environment relating to the production and distribution of entertainment content in the United States, Europe or elsewhere could have a material adverse effect on Bayshore’s business, financial condition and operating results.

Related Party Transactions

On November 29, 2004, Giants Entertainment, Inc. and 17 affiliated entities, all of which are related parties owned by Jacob Dadon, Lydia Dadon and other family members, transferred full right and title to the 14 feature, full-length films to Bayshore Media in exchange of 24,000,000 shares of common stock of Bayshore Media. The shares were issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act. The remaining common shares of Bayshore were issued to related parties in connection with the transfer of the film library.

Bayshore Media has a note payable to Lydia and David Dadon, a related party, in the amounts of $396,876 as of March 31, 2006, $195,195 as of December 31, 2005 and $22,389 as of December 31, 2004. The note bears interest at 7.5% per annum, is unsecured and due on demand. The note will be assumed by Global Entertainment in connection with the reverse merger.

During 2005, two vehicles were transferred to Bayshore Media by Giants Entertainment a related party. The Company assumed the vehicles at the market value at the time of the transfer and has assumed all remaining liabilities on the vehicles. As of December 31, 2005, a note payable to a bank for the two automobiles provides that payments are due on monthly installments of $1,378 and $1,450 including interest at 8.25% and 8.5%.

Legal Proceedings

None.

Management’s Discussion and Analysis of Financial Condition and Results of Operations of Bayshore

The following discussion and analysis should be read in conjunction with the Bayshore financial statements and notes thereto attached as Appendix G to this proxy statement. This discussion contains certain forward-looking statements that involve risks and uncertainties. Bayshore’s actual results and the timing of certain events could differ materially from those discussed in these forward-looking statements as a result of certain factors, including, but not limited to, those set forth herein and elsewhere in this proxy statement.

Overview

Bayshore is a development stage company. It has had minimal operations to date, except for the acquisition of the Bayshore Films. Bayshore intends to generate revenues from:

•

Domestic and International Theatrical release of the 14 owned feature films

•

Domestic and Internatinal cable and television release of theatrical movies

•

Sale of licensed merchandise

•

Acquire and license film libraries

•

Development of specific content for major studios, satellite and cable companies

Bayshore intends to market its products by:

•

Attending Marketing events (Cannes, Sundance, MIPCOM, AFM and others)

•

National and International advertising

•

Industry trade events, direct mail promotions and networking of the principals

Bayshore’s operating expenses to date have primarily included salaries for the principals and marketing and consulting expenses. Bayshore expects to continue to incur additional operating and selling expenses as it becomes a SEC reporting company and moves forward with its growth strategy.

Plan of Operations

Bayshore was incorporated November 2004, in Nevada. A related group of companies, led primarily by Giants Entertainment, Inc., contributed 14 full length feature films in exchange for 24,000,000 shares of common stock (about 25.2%) of Bayshore. These films comprise the core library of Bayshore. The films encompass a diverse range of interest - covering all genres; action, comedy, drama, horror and romance. A number of the films have established actors which it is believed will generate more lucrative distribution agreements and contribute to a less resistant path in securing such agreements.

In the short term, the primary focus will be on executing distribution agreements on these fourteen films. Independently produced films typically have a combination of distribution deals throughout the life of the project. Negotiations for these deals are usually facilitated through a combination of foreign sales agents and domestic producer’s representatives. Licensing arrangements in various territories may be entered into with major studios, mini-major studios or independents, or a combination of all three. Bayshore anticipates utilizing its principals’ and consultants’ experience and names within the industry to attract interest for securing distribution arrangements.

Further, the principals have experience in developing additional revenue sources through merchandising and marketing of the unique characters and properties created within each film. Bayshore will leverage its resources to develop strategic alliances for not only the marketing and merchandising of its properties, but for developing and producing new entertainment properties.

Key strategic elements

1.

Build a vertically integrated media company.

Bayshore intends to acquire additional independent production and distribution firms, film libraries and build out or acquire production and post-production facilities.

2.

Employ new technology for production and distribution.

New technology is having an impact in all areas of the entertainment industry. Small and medium sized production companies, in Bayshore Media management’s opinion, have yet to fully engage digital technology in the pre and post production environment. This extends from using digital film technology, webcasting, digital distribution to digital safekeeping, all of which offer new opportunities and improved economics for the production company. Management of Bayshore Media plan to employ these new technologies to their fullest extent for cost savings and efficiencies in getting the material to its market, along with revenue streams not considered in conventional industry models.

3.

In house distribution expertise accompanying a volume of product.

The entertainment industry is rapidly changing. New distribution channels have opened in the past decade offering revenue opportunities not considered by most small and medium production companies. Current revenue channels include theatrical or box office release, video cassette and DVD, pay-per-view television, cable television, network television, television syndication, non-theatrical exhibition (airlines, ships, military, prisons, hotels and other private venues) and the international markets. New and future channels include the Personal Computer gateway utilizing broadband connections with compression/decompression and television through new broadcasting bandwidth opened up by the analog to digital transition.

Reaching current and future channels is difficult for independent production companies who do not have a reasonable volume of product. It is generally a challenge for a one or two film company to attract volume purchasers or economically support an in-house distribution department. By starting with a library of fourteen films and aggressively growing through organic and acquisition targets, Bayshore Media’s management believes it will better position itself for delivering product to these channels with a variety of offerings. This strategy plays a key role in extending the shelf life of a feature film and maximizing its revenue potential.

4.

Utilize the public vehicle for long term growth.

Bayshore Media’s management plans to use the public vehicle to execute on its strategy of acquisition of both production companies and film libraries. Additionally, funding raised through private placement memorandum and/or a registration filing will be used to fund the development of new feature films, television shows and music properties. Further, common stock or options for the purchase of common stock can be used as an incentive for creative, production and management personnel.

Revenue/Expense projection for the next twelve months

Bayshore Media, like all motion picture production companies, has revenues and the results of operations which significantly depend on the timing of release and the commercial success of the product distributed. These elements cannot be predicted with any certainty. Accordingly, revenues and results of operations may fluctuate significantly from period to period and the results of any one period may not be indicative of future periods.

Bayshore anticipates gross revenues of about $14,000,000 on the initial library over the next twelve months following the reverse merger. Bayshore will attempt to obtain $30,000,000 through debt and private placements of restricted common stock, to finance its initial operations, working capital needs, marketing and first year production costs. With the projected financing, Bayshore management anticipates securing licensing agreements on its library to fund future projects and acquisitions. In the event Bayshore is not able to secure the $30,000,000 of funding, the principals have agreed to provide funding needed to secure licensing agreements on the initial library and fund new projects. Such funding from the principals, in management’s opinion, would permit Bayshore to execute on its business plan.

Liquidity and Capital Resources

Cash at December 31, 2005 was $100,495. Cash at March 31, 2006 was $503. Net income provided by operating activities was $-0- for the year ended December 31, 2005 and three months ended March 31, 2006. At March 31, 2006, Bayshore had a working capital deficit of $369,081 and an accumulated deficit of $980,519 The working capital deficit and accumulated deficit is principally due to salaries, marketing expenses, consultants, rents and administrative costs.

Bayshore has incurred substantial losses, has accumulated deficit and needs additional working capital. These matters raise substantial doubt about Bayshore’s ability to continue as a going concern. Management of Bayshore will be executing on their business plan to develop sales to cover expenses and obtain an infusion of capital through private investment. The ability of Bayshore to continue as a going concern is dependent upon the successful capital infusion. The principals of Bayshore have agreed to provide the necessary private investment in the event required funding cannot be obtained from third parties.

Management believes short term loans from the principals will be sufficient to fund the short term capital and liquidity needs of its operations. Bayshore will need to seek to sell equity or debt securities or obtain credit lines from financial institutions to meet its longer-term liquidity and capital requirements, which includes strategic growth through internal growth, mergers and acquisitions of additional films and businesses. There is no assurance that Bayshore will be able to obtain additional capital or financing in amounts or on terms acceptable to Bayshore, if at all or on a timely basis.

Recent Accounting Policies

In June of 2005, the FASB issued Statement of Financial Accounting Standards No. 154, (‘‘SFAS 154’’), ‘‘Accounting Changes and Error Corrections, a replacement of APB Opinion No. 20, ‘‘Accounting Changes’’ and FASB Statement No. 3, ‘‘Reporting Accounting Changes in Interim Financial Statements.’’ SFAS 154 applies to all voluntary changes in accounting principle and changes the requirements for accounting for and reporting a change in accounting principle. SFAS 154 requires the retrospective application to prior periods’ financial statements of the direct effect of a voluntary change in accounting principle unless it is impracticable. APB No. 20 required that most voluntary changes in accounting principle be recognized by including in net income of the period of the change the cumulative effect of changing to the new accounting principle. Management does not believe the adoption of this statement will have any immediate material impact on Bayshore.

In December 2004, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 153. This statement addresses the measurement of exchanges of nonmonetary assets. The guidance in APB Opinion N o. 29, “Accounting for Nonmonetary Transactions,” is based on the principle that exchanges of nonmonetary assets should be measured based on the fair value of the assets exchanged. The guidance in that opinion, however, included certain exceptions to that principle. This statement amends Opinion 29 to eliminate the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. This statement is effective for financial statements for fiscal years beginning after June 15, 2005. Earlier application is permitted for nonmonetary asset exchanges incurred during fiscal years beginning after the date of this statement is issued. Management believes the adoption of this statement will have no impact on the financial statements of Bayshore.

In December 2004, the FASB issued a revision to SFAS No. 123R, “Accounting for Stock Based Compensations.” This statement supersedes APB Opinion No. 24, “Accounting for Stock Issued to Employees,” and its related implementation guidance. This statement establishes standards for the accounting for transactions in which an entity exchanges it equity instruments for goods or services. It also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity’s equity instruments or that may be settled by the issuance of those equity instruments. This statement focuses primarily on accounting for transactions in which an entity obtains employee services in share-based payment transactions. This statement does not change the accounting guidance for share based payment transactions with parties other than employees provided in SFAS no. 123. This statement does not address the accounting for employee share ownership plans, which are subject to AICPA Statement of Position 93-6, “Employers’ Accounting for Employee Stock Ownership Plans.” Bayshore has not yet determined the impact to its financial statements from the adoption of this statement.

In November 2004, the FASB issued SFAS No. 151, “Inventory Costs – an amendment of ARB No. 43, Chapter 4.” This statement amends the guidance in ARB no. 43, Chapter 4, “Inventory Pricing,” to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage). Paragraph 5 of ARB 43, Chapter 4, previously stated that “. . . under some circumstances, items such as idle facility expense, excess spoilage, double freight, and rehandling costs may be so abnormal as to require treatment as current period charges. . .” This statement requires that those items be recognized as current-period charges regardless of whether they need the criterion of “so abnormal.” In addition, this statement requires that allocation of fixed production overheads to the costs of conversion be based on the normal capacity of the production facilities. This statement is effective for inventory costs incurred during fiscal years beginning after June 15, 2005. Management does not believe the adoption of this statement will have any immediate material impact on Bayshore.

Bayshore management does not believe that any other recently issued, but not yet effective accounting standards will have a material effect on Bayshore’s consolidated financial position, results of operations or cash flows.

Critical Accounting Policies

Inventories. Inventory, consisting of fourteen finished films, was valued by an appraisal company. The valuation has a high and low fair value of $61,300,000 and $59,800,000, respectively. Inventory is recorded at the lower of cost or market or net realizable value, which is $59,800,000.

RISK FACTORS

You are urged to read and carefully consider the following risk factors.

Risks Relating to the Sale of Assets and Share Exchange

Global Entertainment may not realize the anticipated benefits of the share exchange

Global Entertainment’s decision to withdraw from the entertainment software development business may be premature. Economic conditions change quickly, and Bayshore’s business plan may never be realized and our stock price will decrease. Bayshore is a development stage company and has an accumulated deficit of $755,408 as of December 31, 2005 and $980,518 as of March 31, 2006.

While Global Entertainment’s board of directors believes that selling Global Entertainment’s current business operations and implementing Bayshore’s business will permit the combined companies to achieve a greater level of success than is possible with Global Entertainment’s current business. There can be no assurance that, following the share exchange, Bayshore’s business will ever achieve a greater level of success.

The share exchange will dilute your percentage ownership of Global Entertainment’s common stock.

The share exchange will dilute the percentage ownership held by Global Entertainment’s shareholders when compared to their ownership prior to the share exchange. Based upon the estimated capitalization of both Global Entertainment and Bayshore, at the effective time of the share exchange Global Entertainment’s shareholders will hold approximately 1.3% of Global Entertainment’s outstanding capital stock following the share exchange. Bayshore plans to use additional stock issuances in its potential acquisitions. These stock issuances may cause further dilution to current Global Entertainment shareholders. Bayshore’s current business plan is to seek acquisitions that may rely heavily on issuances of common stock which may cause further dilution to current Global Entertainment shareholders.

The aggregate number of shares of Global Entertainment’s common stock issued to Bayshore shareholders in the share exchange is fixed and will not be adjusted in the event of any change in the stock price.

Under the share exchange agreement, each outstanding share of Bayshore common stock will be exchanged for 194,541,008 shares of Global Entertainment’s common stock. The number of shares issued to Bayshore shareholders in the share exchange may decrease the market price of Global Entertainment’s common stock.

Following the closing of the asset purchase agreement and share exchange Global Entertainment may be exposed to liabilities resulting from its current business operations.

Global Entertainment is disposing of all of its assets and liabilities. Even though Global Entertainment will have disposed of all such software and hosting services operations, following the closing of the transactions V.I.P. Management Services or a third party will not make claims against Global Entertainment for actions taken by the former company.

Risk Factors Relating To Bayshore’s Business

Bayshore has been recently organized and will be subject to the risks of a development stage.

Bayshore was incorporated in November 2004. Since inception it has conducted minimal operations and has a limited operating history. Bayshore may not be able to successfully generate revenues or operate profitably. As a start up entity, Bayshore may have unforeseen costs, expenses, competition and other problems to which start-up ventures are often subject.

Bayshore will be dependent on its ability to raise additional capital and if it is unable to raise additional capital, it will not be able to fund future operations and may have to revise its business plan.

Bayshore requires substantial capital to pursue its operating strategy and currently has limited cash for operations. Until Bayshore can obtain revenues sufficient to fund working capital needs, it will be dependent upon external sources of financing. To date, it has no internal sources of liquidity and it does not currently generate any internal cash flow to fund working capital needs. With limited cash reserves and nominal revenues, it has had to limit its operations to maintaining its office and films and attempting to raise additional capital. As of March 31, 2006, Bayshore had cash reserves of approximately $500. Bayshore expects its operating expenditures to increase to approximately $100,000 per month, which increase is attributable to an increase in salary, marketing and general working capital expense as it increases operations. Bayshore needs to raise additional capital to fund working capital..

If Bayshore is successful in raising $30,000,000, it believes it will be able to fund operations until the end of 2007. There is no assurance that Bayshore will be able to raise any funding. Failure to receive third party financing will force the company to curtail or suspend operations unless it obtains other sources of financing or generates internal sources of revenue.

Bayshore does not have any specific plans or commitments with respect to third party funding. There is no assurance that Bayshore will be successful at any such effort, the failure of which would have a material adverse effect on its business.

Bayshore is in a competitive industry with several companies with greater financial and technical resources, which may affect its ability to generate revenue.

Bayshore competes in a highly competitive industry which is dominated by several large media companies, such as AOL Time Warner, Walt Disney Company, and Sony/Columbia, among others. In addition, Bayshore will compete with many smaller film and television distribution companies who own and/or distribute their properties. Both its larger competitors as well as most of the smaller competitors have significantly greater financial, technical, marketing and human resources than Bayshore does, which will make it difficult for Bayshore to compete. These competitors are able to devote greater resources than Bayshore can to the development, promotion and distribution sale of their products and respond more quickly than Bayshore can to new technologies or changes in customer preferences. Though Bayshore may never be able to compete with its largest competitors, Bayshore’s ability to compete with the smaller competitors will depend on its ability to quickly and efficiently develop, market and distribute its products. If Bayshore is unable to effectively execute this strategy, it may have difficulty generating revenue sufficient to support its operations and creating and establishing a market presence in its industry.

Bayshore’s entertainment library may not appeal to mass audiences, which may negatively affect its ability to generate revenue.

Bayshore currently owns only 14 copyrighted films. Dependence on Bayshore’s entertainment library poses a significant risk in the event problems are encountered with respect to the audience tastes, cost of the product, or other competitive products that reduce demand for its products. Bayshore can provide no assurance successfully instituting its marketing plan will lead to market acceptance. If Bayshore’s films do not appeal to consumers’ tastes, it may not generate sufficient revenue to cover related expenses, which may have a material adverse effect on its business.

If consumers spend less on entertainment-related goods and services, Bayshore may have difficulty generating revenues or becoming profitable.

Bayshore’s business opportunities are directly dependent upon the level of consumer spending on entertainment products and other related products, a discretionary spending item. In addition, Bayshore’s success depends upon a number of factors relating to consumer spending, including future economic conditions affecting disposable consumer income such as employment, business conditions, interest rates, and tax rates. Consumer spending in general or spending in the entertainment market in particular may decline, which would likely have a direct effect on Bayshore’s ability to generate revenue.

Bayshore’s entertainment library may be damaged or destroyed if it or any other company which maintains custody of portions of Bayshore’s library fails to properly care for and preserve Bayshore’s properties.

Film negatives, often referred to as masters, must be properly cared for and stored at the appropriate conditions. All of the 14 films to which Bayshore has title, are in safekeeping in storage facilities in Los Angeles, California. Bayshore carries liability insurance to cover the loss or damage on any of its films, however such insurance may not fully cover the recreation of any lost or destroyed property. Any errors or failures to properly care for any of Bayshore’s films could result in the loss, damage or destruction to those properties, which may have an adverse effect on its operations.

Governmental restrictions may adversely effect Bayshore’s revenues.

Bayshore’s ability to compete in certain foreign territories with either film or television product is affected by local restrictions and quotas. In certain countries, local governments require that a minimum percentage of locally produced productions be broadcast, thereby further reducing available time for exhibition of Bayshore’s productions. Additional or more restrictive theatrical or television quotas may be enacted and countries with existing quotas may more strictly enforce such quotas. Additional or more restrictive quotas or stringent enforcement of existing quotas could materially and adversely affect Bayshore’s business by limiting Bayshore’s ability to fully exploit Bayshore’s productions internationally.

Bayshore is at risk of technological changes to which it may be unable to adapt as swiftly as its competition.

Bayshore believes that Bayshore’s future success will be substantially affected by continued growth in the use of the Internet. E-commerce and the distribution of goods and services over the Internet is relatively new, and predicting the extent of further growth, if any, is difficult. Communication or commerce over the Internet may not increase and extensive content may not continue to be provided over the Internet. The Internet may not prove to be a viable commercial marketplace for Bayshore’s product for a number of reasons, including lack of acceptable security technologies, potentially inadequate development of the necessary infrastructure, such as a reliable network system, or timely development and commercialization of performance improvements, including high speed modems. In addition, to the extent that the Internet continues to experience significant growth in the number of users and use, the Internet infrastructure may not be able to support the demands placed upon it by such potential growth. The performance and reliability of the Internet may be adversely affected by this continued growth. The market for Internet products and services is characterized by rapid technological developments, evolving industry standards and customer demands and frequent new product introductions and enhancements. For example, to the extent that higher bandwidth Internet access becomes more widely available using cable modems or other technologies, Bayshore may be required to make significant changes to the design and content of Bayshore’s productions in order to compete effectively. Bayshore’s failure to adapt to these or any other technological developments effectively could adversely affect Bayshore’s business, operating results, and financial condition.

The motion picture industry is at high risk for piracy which may effect Bayshore’s earnings.

The motion picture industry may continue to lose an indeterminate amount of revenue as a result of motion picture piracy both in the country to unauthorized copying from Bayshore’s films at post production houses, copies of prints in circulation to theaters, unauthorized video taping at theaters and other illegal means of acquiring Bayshore’s copy-written material. The USTR has placed Argentina, Brazil, Egypt, Indonesia, Israel, Kuwait, Lebanon, Pakistan, Philippines, Russia, Ukraine and Venezuela on the 301 Special Watch List for excessive rates of piracy of motion pictures and optical disks. The USTR has placed Azerbaijan, Bahamas, Belarus, Belize, Bolivia, Bulgaria, Colombia, the Dominican Republic, Ecuador, Hungary, Italy, Korea, Latvia, Lithuania, Mexico, Peru,

Romania, Taiwan, Tajikistan, Thailand, and Uzbekistan on the watch list for excessive piracy. Increased or continued piracy will have a negative effect on Bayshore’s earnings.

Bayshore’s operations are dependent on the efforts and relationships of Jacob Dadon and if Jacob Dadon becomes unable to continue in his role, the company’s business could be adversely affected.

Bayshore’s operations are dependent on the efforts and relationships of Jacob Dadon. Furthermore, Bayshore will likely be dependent on the senior management of any businesses acquired in the future. If any of these individuals become unable to continue in their role, the company’s business or prospects could be adversely affected. Although the company will enter into an employment agreement with Mr. Dadon following completion of the reverse merger, there can be no assurance that such individual will continue in his present capacity for any particular period of time.

Subsequent to the acquisition of Bayshore, Bayshore shareholders will have the ability to control our business and corporate affairs.

Subsequent to the acquisition of Bayshore, Jacob Dadon and his affiliates will beneficially own shares of common stock representing approximately 98.5% of the total voting power of the common stock of our company. Jacob Dadon will be able to exercise control over Bayshore’s affairs and be able to elect our entire board of directors and to control the disposition of any matter submitted to a vote of stockholders.

PRO FORMA UNAUDITED CONDENSED CONSOLIDATED FINANCIAL INFORMATION

PRO FORMA UNAUDITED BALANCE SHEET

Balance Sheet as of March 31, 2006

The following pro forma unaudited consolidated financial information gives effect to the sale of assets and the share exchange. This pro forma balance sheet assumes the transactions occurred as of March 31, 2006. The pro forma unaudited consolidated financial information is presented for illustrative purposes only. It is not necessarily indicative of the operating results or financial position that would have occurred if the asset sale and share exchange had been consummated at the beginning of the period indicated, nor is such information indicative of the future operating results or financial position of Bayshore after the asset sale and share exchange.

	Global Entertainment	Sale of Global Entertainment assets	Book Value of Global Entertainment Prior to Share Exchange	Book Value of Bayshore	Effect of Exchange of Shares	Post Share Exchange
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$569,376	$(569,376)		$504		$504
Accounts Receivable, net	149,491	(149,491)
Prepaid Expenses	46,221	(46,221)
Other Current Assets	3,763	(3,763)
Total Current Assets	768,851	(768,851)		504		$504
Inventory, finished films	—	—		59,800,000		59,800,000
Property and equipment, net	393,522	(393,522)		113,622		113,622
Intangible assets, net	1,979,862	(1,979,862)
Other assets	133,098	(133,098)
Deposits				10,000		10,000
	$3,275,333	$(3,275,333)		$59,924,126		$59,924,126
LIABILITIES AND SHAREHOLDERS’EQUITY
CURRENT LIABILITIES
Accounts Payable and Accrued Expenses	$544,931	$(544,931)		$369,584		$369,584
Note Payable - current portion	296,632	(296,632)
Current portion of capital lease obligation	38,303	(38,303)
Foreign income taxes payable	84,802	(84,802)
Customer deposits	949,375	(949,375)
Deferred rent	15,104	(15,104)
Total Current Liabilities	1,929,147	(1,929,147)		369,584		369,584
Customer Deposits	295,500	(295,500)
Note Payable, net of current portion	—	—
Officer’s loan				396,876		396,876
Total Liabilities	$2,224,647	$(2,224,647)		$766, 460		$766,460
Shareholders’ Equity
Preferred stock, $0.001 par value, 25,000,000 shares authorized, None issued
ORIGINAL CAPITAL STRUCTURE
Common stock, $0.001 par value, 100,000,000 shares authorized 7,555,244 issued and outstanding	7,556	(7,556)
Common stock, $0.001 par value, 200,000,000 shares authorized 95,225,000 shares issued and outstanding				95,225	(95,225)
AMENDED CAPITAL STRUCTURE
Common stock, $0.001 par value, 500,000,000 shares authorized, 197,559,423 issued and outstanding (2)		2,518	2,518		195,041	197,559
Additional paid-in-capital	2,259,448	(2,261,966)		60,042,959	(102,334)	59,940,625
Retained Earnings
(Accumulated Deficit)	(1,216,318)	1,216,318		(980,518)		(980,518)
Total shareholders’ equity	1,050,686	(1,050,686)		59,157,666		59,157,666
Total Liabilities & Shareholders’
Equity	$3,275,333	$(353,333)		$59,924,126		$59,924,126

FOOTNOTES

(1) Following escrow release, the anticipated dividend distribution of net proceeds from the sale of the software development business assets, is computed as follows:
Cash received net of deposits	$3,850,000
Less:
Tax on gain	(310,000)
Payment of liabilities, net	(600,000)
Expenses of the sales transaction	(125,000)
Add:
Proceeds from anticipated options exercised	82,000
Proceeds from small asset sales	25,000

Cash available for distribution	$2,922,000
(2) Reconciliation of common shares outstanding:
Common stock outstanding as of March 31, 2006	7,555,244

Shares outstanding after 3 for 1 reverse split	2,518,415
Issuance of common stock pursuant to share exchange agreement	195,041,008
Common stock outstanding upon completion of transaction	197,559,423

PRO FORMA UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the three months ended March 31, 2006

The following pro forma unaudited consolidated financial information gives effect to the sale of assets and the share exchange and assumes the transactions occurred as of January 1, 2006. The pro forma unaudited consolidated financial information is presented for illustrative purposes only. It is not necessarily indicative of the operating results or financial position that would have occurred if the asset sale and share exchange had been consummated at the beginning of the period indicated, nor is such information indicative of the future operating results or financial position of Bayshore after the asset sale and share exchange.

	Global Entertainment	(1) Adjustment for Sale of Global Entertainment Assets	(2) Global Entertainment Prior to Share Exchange	Bayshore	Effect of Exchange of Shares	Post Share Exchange
NET SALES	$1,035,754	$(1,035,754)

Cost of goods sold	401,731	(401,731)

GROSS PROFIT	634,023	(634,023)

OPERATING EXPENSES:
Sales and marketing	78,628	(78,628)
General and administrative	394,053	(394,053)		$219,540		$219,540

INCOME (LOSS) FROM OPERATIONS	161,342	(161,342)		(219,540)		(219,540)

Other Expenses
Interest Income	1,998	(1,998)
Interest Expense	(9,369)	9,369		(5,570)		(5,570)
Gain (Loss) on disposal of assets	9	(9)
Total Other Expenses	(7,362)	7,362		(5,570)		(5,570)
Net Income (Loss)	$153,980	$(153,980)		$(225,110)		$(225,110)
Income (Loss) per share:
Basic	$0.02	$0.02		$(0.01)		$(0.004)
Diluted (2)	$0.02	$0.02		$(0.01)		$(0.004)
Weighted Average Number of Shares Outstanding:
Basic	7,536,618	7,536,618		95,225,000	102,334,423	197,559,423
Diluted (2)	7,984,942	7,984,942		95,225,000	102,516,307	197,741,307

FOOTNOTES

(1) Represents the results of operations for the three months ended March 31, 2006, for Global Entertainment’s sale of the software development business assets.
(2) Excludes the gain on the asset sale computed, as of March 31, 2006, as follows:
Sale Price	$4,900,000
Financial Statement basis
In property, equipment and developed software	(2,373,384)
Foreign, federal and state taxes on the sale	(310,000)
Expenses	(125,000)

Gain on asset sale	$2,091,536

SCHEDULE

Per Share Information Before and After Share Exchange

	Bayshore		Global Shareholders
	Before(1)	After	Before(2)	After
Book Value per Share as of March 31, 2006	$0.304	$0.30	$0.417	0.30

Total Book Value as of March 31, 2006	59,157,666	59,157,666	1,050,686	754,120

Earnings (Loss) Per Share – 2006	$(0.00)	$(0.00)	$0.06	$(0.00)

Earnings (Loss) Per Share – 2005	$(0.00)	$(0.00)	$0.06	$(0.00)

____________

(1)

The Before per share amounts for Bayshore shareholders is based on 191,922,442 shares outstanding.  The net effect is as if Bayshore declared a stock split which resulted in 195,352,733 shares outstanding and the exchange rate was 0.489-to-one.

(2)

Computed after the effect of a 3 for 1 reverse stock split.

PRO FORMA UNAUDITED BALANCE SHEET

Balance Sheet as of December 31, 2005

The following pro forma unaudited consolidated financial information gives effect to the sale of assets and the share exchange. This pro forma balance sheet assumes the transactions occurred as of December 31, 2005. The pro forma unaudited consolidated financial information is presented for illustrative purposes only. It is not necessarily indicative of the operating results or financial position that would have occurred if the asset sale and share exchange had been consummated at the beginning of the period indicated, nor is such information indicative of the future operating results or financial position of Bayshore after the asset sale and share exchange.

	Global Entertainment	Adjustment for Sale of Global Entertainment assets	Book Value of Global Entertainment Prior to Share Exchange	Book Value of Bayshore	Effect of Exchange of Shares	Post Share Exchange
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$102,724	$(102,724)		$100,495		$100,495
Accounts Receivable, net	86,026	(86,026)
Prepaid Expenses	56,604	(56,604)
Other Current Assets	5,061	(5,061)
Total Current Assets	250,415	(250,415)		100,495		$100,495
Inventory, finished films	—	—		59,800,000		59,800,000
Property and equipment, net	456,064	(456,064)		121,134		121,134
Intangible assets, net	1,518,474	(1,518,474)
Other assets	133,097	(133,097)
Deposits				10,000		10,000
	$2,358,050	$(2,358,050)		$60,031,629		$60,031,629
LIABILITIES AND SHAREHOLDERS’EQUITY
CURRENT LIABILITIES
Accounts Payable and Accrued Expenses	$436,217	$(436,217)		$364,014		$364,014
Note Payable - current portion	131,937	(131,937)		33,938		33,938
Current portion of capital lease obligation	64,109	(64,109)
Foreign income taxes payable	84,802	(84,802)
Customer deposits	449,375	(449,375)
Deferred rent	16,854	(16,854)
Total Current Liabilities	1,183,294	(1,183,294)		397,952		397,952
Customer Deposits	295,500	(295,500)
Note Payable, net of current portion	—	—		55,706		55,706
Officer’s loan				195,195		195,195
Total Liabilities	$1,478,794	$(1,478,794)		$648,853		$648,853
Shareholders’ Equity
Preferred stock, $0.001 par value, 25,000,000 shares authorized, None issued
ORIGINAL CAPITAL STRUCTURE
Common stock, $0.001 par value, 100,000,000 shares authorized 7,536,256 issued and outstanding	7,536	(7,536)
Common stock, $0.001 par value, 200,000,000 shares authorized 95,225,000 shares issued and outstanding				95,225	(95,225)
AMENDED CAPITAL STRUCTURE
Common stock, $0.001 par value, 500,000,000 shares authorized, 197,559,423 issued and outstanding (2)		2,518	2,518		195,041	197,559
Additional paid-in-capital	2,242,018	(2,244,536)		60,042,959	(102,334)	59,940,625
Retained Earnings
(Accumulated Deficit)	(1,370,298)	1,370,298		(755,408)		(755,408)
Total shareholders’ equity	879,256	(879,256)		59,382,776		59,382,776
Total Liabilities & Shareholders’
Equity	$2,358,050	$(2,358,050)		$60,031,629		$60,031,629

FOOTNOTES

(1) Following escrow release, the anticipated dividend distribution of net proceeds from the sale of the software development business assets, is computed as follows:

Cash Received from sale, net of deposit	$3,850,000
Less:
Tax on gain	(310,000)
Payment of liabilities	(600,000)
Expenses of the sales transaction	(125,000)
Add:
Proceeds from anticipated options exercised	82,000
Proceeds from small asset sales	25,000
Cash available for distribution	$2,922,000

(2) Reconciliation of common shares outstanding:

Common stock outstanding as of December 31, 2005	7,535,256

Shares issued for warrant exercise February 2006	19,988
7,555,244

Shares outstanding after 3 for 1 reverse split	2,518,415

Issuance of common stock pursuant to share exchange agreement	195,041,008

Common stock outstanding upon completion of transaction	197,559,423

PRO FORMA UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the twelve months ended December 31, 2005

The following pro forma unaudited consolidated financial information gives effect to the sale of assets and the share exchange and assumes the transactions occurred as of January 1, 2005. The pro forma unaudited consolidated financial information is presented for illustrative purposes only. It is not necessarily indicative of the operating results or financial position that would have occurred if the asset sale and share exchange had been consummated at the beginning of the period indicated, nor is such information indicative of the future operating results or financial position of Bayshore after the asset sale and share exchange.

	Global Entertainment	(1) Adjustment for Sale of Global Entertainment assets	(2) Global Entertainment Prior to Share Exchange		Bayshore	Effect of Exchange of Shares	Post Share Exchange
NET SALES	$4,235,977	$(4,235,977)

Cost of goods sold	1,424,122	(1,424,122)
Proprietary software written off	186,563	(186,563)

GROSS PROFIT	2,625,292	(2,625,292)

OPERATING EXPENSES:
Sales and marketing	242,516	(242,516)
General and administrative	1,700,913	(1,700,913)			$733,246		$733,246
Settlement of estimated loss on Internet Security Services	(116,942)	116,942

INCOME (LOSS) FROM OPERATIONS	798,805	(798,805)			(733,246)		(733,246)

Other Expenses
Interest Income	10,877	(10,877)
Interest Expense	(73,349)	73,349			(9,773)		(9,773)
Gain (Loss) on disposal of assets	(23,512)	23,512
Total Other Expenses	(85,984)	85,984			(9,773)		(9,773)
Net Income (Loss)	$712,821	$(712,821)			$(743,019)		$(743,019)
Income (Loss) per share:
Basic	$0.09	$0.09			$(0.01)		$(0.004)
Diluted (3)	$0.08	$0.08			$(0.01)		$(0.004)
Weighted Average Numberof Shares Outstanding:
Basic	7,670,483	(7,670,483)	2,556,828	(4)	95,225,000	102,334,423	195,559,423
Diluted (3)	8,496,594	(8,496,594)	2,832,198	(4)	95,225,000	102,787,614	198,012,614

FOOTNOTES

(1) Represents the results of operations for the twelve months ended December 31, 2005, for Global Entertainment’s sale of the software development business assets.

(2) Excludes the gain on the asset sale computed, as of March 31, 2006, as follows:

Sale Price	$4,900,000
Financial Statement basis
In property, equipment and developed software	(2,373,384)
Foreign, federal and state taxes on the sale	(310,000)
Expenses	(125,000)
Gain on asset sale	$2,091,536

(3) Weighted average shares outstanding:

Common stock outstanding upon completion of transaction	197,559,423

Number of shares used in the basic and fully diluted earnings per share	197,559,423

Options available for exercise upon completion of the transaction have not been included in computing net loss per share as their inclusion would be anti-dilutive.

Total shares of common stock underlying options outstanding as of the effective date of the share exchange	451,191

Total shares of common stock and common stock underlying options outstanding as of the effective date of the share exchange	198,012,614

(4) Adjusted for 3 for 1 reverse stock split

SCHEDULE

Per Share Information Before and After Share Exchange

	Bayshore		Global Shareholders
	Before(1)	After	Before(2)	After

Book Value per Share as of December 31, 2005	$0.305	$0.301	$0.349	0.301

Total Book Value as of December 31, 2005	59,382,776	59,382,776	879,256	756,990

Earnings Per Share – 2005	$(0.004)	$(0.004)	$0.27	$(0.004)

Earnings Per Share – 2004	$(0.00)	$(0.00)	$(0.24)	$(0.00)

———————

(1)

The Before per share amounts for Bayshore shareholders is based on 191,922,442 shares outstanding. The net effect is as if Bayshore declared a stock split which resulted in 195,352,733 shares outstanding and the exchange rate was 0.489-to-one.

(2)

Computed after the effect of a 3 for 1 reverse stock split.

RIGHTS OF DISSENTING SHAREHOLDERS

Set forth below is a summary of dissenters’ rights available to Global Entertainment’s shareholders relating to the sale of assets. A complete statement of applicable Colorado law (Article 7-113 of the CBCA), is set forth in its entirety as Appendix E.

Right to Dissent. Shareholders of Global Entertainment are entitled to dissent from the sale of assets discussed in this proxy statement and obtain payment of the fair value of their shares if and when the proposals are effectuated. A shareholder entitled to dissent and to obtain payment for the shareholder’s shares under Article 7-113 of the CBCA may not challenge the corporate action creating the right to dissent unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

Under Article 7-113-103 of the CBCA, a record shareholder may assert dissenters’ rights as to fewer than all the shares registered in the record shareholder’s name.

Procedure for Exercise of Dissenters’ Rights. The notice accompanying the proxy statement states that shareholders are entitled to assert dissenters’ rights under Article 7-113 of the CBCA. A Global Entertainment shareholder who wishes to assert dissenters’ rights must (1) cause Global Entertainment to receive written notice of the shareholder’s intention to demand payment for the shareholder’s shares before the vote is taken to approve the proposed action; (2) not vote the shares in favor of the proposed action.

A Shareholder who does not satisfy the foregoing requirements will not be entitled to demand payment for his or her shares under Article 7-113 of the CBCA.

Once the proposals become effective, Global Entertainment must deliver a written appraisal notice and an appraisal form to all shareholders who have complied with the notice of intent to demand payment. Appraisal notice must be sent no earlier than the date the corporate action became effective and no later than 10 days after such date and shall:

(a)

State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

(b)

State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

(c)

Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

(d)

Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

(e)

Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

(f)

State the requirement contemplated in Section 7-113-103 (3), if such requirement is imposed; and

(g)

Be accompanied by a copy of Article 7-113.

A shareholder who wishes to exercise appraisal rights must execute and return the form received and, in the case of certificated shares, deposit the shareholder certificates with Global Entertainment Company. Once a shareholder deposits that shareholder’s certificate or, in the case of uncertificated shares, returns the executed forms, that shareholder loses all rights as a shareholder, unless the shareholder withdraws his notice.

If the shareholder states on the appraisal form that the shareholder accepts the offer of Global Entertainment to pay the estimated fair value for the shares, Global Entertainment shall make such payment to the shareholder along with

(1)

Delivery to the shareholder of Global Entertainment’s audited balance sheet for its most recent fiscal year and most recent unaudited interim financial statements;

(2)

A statement of the corporation’s estimate of the fair value of the shares;

(3)

An explanation of how the interest was calculated;

(4)

A statement of the dissenter’s right to demand payment under section 7-113-209; and

(5)

A copy of Article 7-113.

A dissenter may give notice to Global Entertainment in writing of the dissenter’s estimate of the fair value of the dissenter’s shares and of the amount of interest due and may demand payment of such estimate, less any payment made, or reject Global Entertainment’s offer and demand payment of the fair value of the shares and interest due, if:

(1)

The dissenter believes that the amount paid or offered is less than the fair value of the shares or that the interest due was incorrectly calculated;

(2)

Global Entertainment fails to make payment within sixty days after the date set by Global Entertainment by which Global Entertainment must receive the payment demand; or

(3)

Global Entertainment does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207 (1).

A dissenter waives the right to demand payment under Article 7-113 unless the dissenter causes Global Entertainment to receive the notice within thirty days after Global Entertainment made or offered payment for the dissenter’s shares.

By Order of the Board of Directors

Global Entertainment Holdings/Equities, Inc.

/s/ BRYAN ABBOUD
Bryan Abboud
Chief Executive Officer

APPENDIX A

DATED                                                                                                            2006

IGW SOFTWARE N.V.

VIP MANAGEMENT SERVICES N.V.

ASSET PURCHASE AGREEMENT

for

the purchase of certain of the Assets of
IGW Software N.V.

Berwin Leighton Paisner LLP

Adelaide House  London Bridge  London  EC4R 9HA

tel +44 (0)20 7760 1000  fax +44 (0)20 7760 1111

CONTENTS

1	Definitions and interpretation	A-3
2	Sale of assets	A-7
3	Excluded Assets	A-7
4	Consideration	A-7
5	Conditions and termination	A-8
6	Conduct pending Completion	A-8
7	Completion	A-10
8	Assignment Retention, Retention and Retention Account	A-11
9	Asset Contracts	A-12
10	Liabilities	A-13
11	Apportionments	A-14
12	Employees	A-15
13	Warranties and Indemnities	A-15
14	Buyer’s Warranties	A-17
15	Assignment and succession	A-17
16	Post-completion provisions	A-17
17	Announcements	A-17
18	Information and further assurance	A-18
19	Rights and remedies of the Parties	A-18
20	Waiver	A-18
21	No merger	A-18
22	Cumulative rights	A-18
23	Rights of Third Parties	A-18
24	Costs	A-18
25	Termination	A-19
26	Invalidity	A-19
27	Counterparts	A-19
28	Communications	A-19
29	Entire agreement	A-20
30	Negotiation and arbitration	A-20
31	Proper law	A-21
SCHEDULE 1
The Assets
Part 2 Apportionment of Consideration
SCHEDULE 2
Employees
Part 1
Employee structure chart
Part 2
Part 3 Employees governed by clause 12.4
SCHEDULE 4 Licences
Part 1
SCHEDULE 5 The Leased Assets
SCHEDULE 6 Intellectual Property Rights
SCHEDULE 7: Warranties
SCHEDULE 8 Seller protection provisions

DATED

PARTIES

1

Seller

IGW SOFTWARE N.V. (registered number 76263) whose registered office is at c/o MeesPierson Intertrust (Antilles) N.V., Landhuis Joonchi, Kaya Richard J.Beaujon Z/N, Curacao, Netherlands Antilles

2

Buyer

VIP MANAGEMENT SERVICES N.V. (registered number 86246(0)) whose registered office is at Van Engelenweg 21A, Curacao, Netherlands Antilles

OPERATIVE PROVISIONS

1

Definitions and interpretation

1.1

In this agreement, the following definitions apply:

Agreed Form

a form agreed between the parties, a copy of which has been initialled for the purpose of identification by or on behalf of the parties at the date of this agreement or which shall be agreed by the parties before Completion;

Apportionments Statement

as defined in clause 11.2;

Associate

(a)

(in relation to an individual):

(i)

a relative that is that individual’s issue, step-child, spouse, civil partner, brother, sister or parent;

(ii)

a company which is, or may be, controlled (within the meaning given in section 840 Income and Corporation Taxes Act 1998) by that individual or a relative (as defined in (i) above) of that individual, or by two or more of them; and

(b)

(in relation to a company) a subsidiary undertaking or parent undertaking of that company, and another subsidiary undertaking of any parent undertaking of the company, “parent undertaking” and “subsidiary undertaking”  having the same meanings as in section 258 Companies Act 1985;

Asset Contracts

those contracts and agreements, Licences, and leases between the Seller and third parties for the provision of  facilities and services for the use of the Software Applications and the Leased Assets, more particularly described in  schedule 3 (contracts), schedule 4 (licences) and schedule 5 (leased assets);

Asset Records

all documents and other material (including all forms of computer or machine readable material) containing information, know-how, techniques, designs, specifications, data, manuals and instructions in connection with the Assets which are in the possession of the Seller;

Assets

the assets to be purchased by the Buyer from the Seller and described in clause 2.2 but excluding the Excluded Assets;

Assignment Retention

the amount of US$200,000;

Business Day

a day (other than a Saturday or Sunday) on which the clearing banks in the City of London are open for business;

Buyer’s Group

the Buyer and any Associate of the Buyer;

Buyer’s Solicitors

Berwin Leighton Paisner LLP of Adelaide House, London Bridge, London EC4R 9HA;

Completion

completion of the sale and purchase of the Assets in accordance with clause 7;

Consideration

as defined in clause 4.1;

Debts

means all debts owing at the Transfer Date to the Seller (whether or not invoiced and whether or not due and payable on such date);

Disclosure Letter

the disclosure letter from the Seller to the Buyer relating to the Warranties in the Agreed Form to be delivered by the Seller to the Buyer in accordance with clause 6.5;

Employees

those persons currently employed by the Seller or an Associate of the Seller who the Buyer and the Seller agree before Completion are key to the operation of the Assets, and who agree to be retained and employed by the Buyer after Completion;

Encumbrance

includes a mortgage, charge, pledge, lien, rent charge or other security interest of any description or nature and any interest or legal or equitable right or claim of any third party and any agreement to create any of the foregoing;

Excluded Assets

those assets listed in clause 3;

Excluded Employees

all those employees of the Seller and the Seller’s Associates other than the Employees;

Excluded Liabilities

as defined in clause 10.1;

Hardware

the computer and communications hardware, and computer discs, cabling and telecommunications equipment used in connection with the Assets, more particularly described in part 1 (a) of schedule 1;

Intellectual Property Rights

copyrights and rights in the nature of copyright, database rights, design rights, patents, rights in inventions, supplementary protection certificates, petty patents, trade marks (including all goodwill in them) and domain names, registrations and applications for registration of any of the above,  know-how, confidential information, and any other intellectual property rights, whether now known or in the future arising, and whether subsisting in part of the world, owned by Seller in relation to the Assets (other than the Intellectual Property Rights) and which are more particularly described in schedule 6;

Leased Assets

all those assets that are to be acquired that are the subject of leasing, rental, hire purchase, credit or conditional sale agreements, and which are more particularly described in schedule 5;

Licences

those licence agreements comprising part of the Assets under which intellectual property rights which are not owned by the Seller are licensed to the Seller, and which are more particularly described in part 1 of schedule 4;

Month

a calendar month;

Movables

the Software Applications and the Hardware;

Particulars of Employment

in relation to each Employee:

(a)

particulars of employment applicable to such Employee; and

(b)

the age, sex and date of commencement of employment of the Employee;

Permitted Encumbrances

the retention of title the owners of the Leased Assets have over in relation to the Leased Assets;

Property

the properties at:

Cyberluck Curacao N.V
UTS Building
Heelsumstraat z/n
Curacao, Netherlands Antilles

E-Commerce Park, N.V.
E-Zone Vredenberg
Corner Hugenholtzweg/Heelsumstraat z/n
Curacao, Netherlands Antilles

703 Waterford Way, Suite 690
Miami, Florida 33140
USA

Retention

the amount of US$540,000;

Retention Account

the bank account in respect of the Retention to be opened in accordance with clause 8;

Retention Claim

a claim by the Buyer relating to the Retention, all of which claims shall be subject to the provisions and limitations of schedule 8;

Retention Release Date

the 21st day after Completion;

Seller’s Solicitors

Garvey, Schubert Barer of 1000 Potomac Street, N.W., Fifth Floor, Washington, D.C.;

Settlement Date

ten Business Days after the date on which the Apportionments Statement is agreed or determined in accordance with clause 11;

Software Applications

that computer software, owned by and/or licensed to Seller, and which is more particularly described part 1 (b) of schedule 1;

Surviving Provisions

clauses 1 (Definitions and interpretation), 15 (other than clause 18.1) (Assignment and succession), 17 (Announcements), 18.1 (Information), 19 (Rights and remedies of the Buyer), 20 (Waiver), 22 (Cumulative rights), 23 (Rights of Third Parties), 24 (Costs), 25 (Termination), 26 (Invalidity), 27 (Counterparts), 28 (Communications), 29 (Entire Agreement) 30 (Negotiation and Arbitration) and 31 (Proper law) and any other provision of this agreement, which, by its express terms, survives;

Tax or Taxation

includes all present and future forms of tax, duties, imposts, contributions, withholdings, deductions, charges, levies and sums payable on account of the foregoing whatsoever and whenever imposed, charged or demanded by a Tax Authority in the nature of tax (including without limitation any amount payable as a result of counteraction, adjustment or set off by a Tax Authority in relation to any liability to tax, interest on unpaid tax, repayment of tax or interest or repayment supplement in respect of a repayment of tax), and all amounts recoverable by a Tax Authority as if they were tax (or by any other person by virtue of any entitlement arising by operation of law) and shall be deemed to include the cost of removing any charge over assets imposed by any Tax Authority and in each case all charges, interest, fines, penalties and surcharges arising from or incidental, or relating, to the same;

Tax Authority

any governmental, state, federal or other fiscal, revenue, customs or excise authority, department, agency, body or office any relevant jurisdiction having authority or jurisdiction for any Tax purpose;

Transfer Date

close of business on the day of Completion; and

Warranties

those warranties of the Seller contained in schedule 7 to this agreement.

1.2

A reference to a statutory provision includes a reference to:

1.2.1

a statutory amendment, consolidation or re-enactment made before the date of this agreement;

1.2.2

statutory instruments or subordinate legislation or orders made under the statutory provision before the date of this agreement; and

1.2.3

statutory provisions of which the statutory provision is an amendment, consolidation or re-enactment;

but does not include a substituted provision.

1.3

References to a statutory provision or to a legal or accounting principle applying under English law shall, where the context requires, be treated as including references to the nearest corresponding provision or principle in the local jurisdiction and references to a governmental, local governmental or administrative authority or agency in the United Kingdom shall be treated as including references to the nearest equivalent governmental, local governmental or administrative authority or agency in that jurisdiction.

1.4

Reference to:

1.4.1

a person includes a legal or natural person, partnership, trust, company, government or local authority department or other body (whether corporate or unincorporated);

1.4.2

a statutory or regulatory body shall include its successors and any substituted body;

1.4.3

an individual includes, where appropriate, his personal representatives;

1.4.4

the singular includes the plural and vice versa; and

1.4.5

one gender includes all genders.

1.5

Unless otherwise stated, a reference to a clause, sub-clause or schedule is a reference to a clause or sub-clause of, or schedule to, this agreement and a reference to this agreement includes its schedules.

1.6

Clause headings in this agreement and in the schedules are for ease of reference only and do not affect its construction.

1.7

In construing this agreement the so-called ejusdem generis rule does not apply and accordingly the interpretation of general words shall not be restricted by words indicating a particular class or particular examples.

2

Sale of assets

2.1

The Seller agrees to sell with full title guarantee free from any Encumbrances (other than Permitted Encumbrances) and the Buyer agrees to purchase as at the Transfer Date the Assets and with all attached or accrued rights as at the Transfer Date.

2.2

The Assets shall comprise the following assets (except insofar as they are included in the Excluded Assets):

2.2.1

the Movables;

2.2.2

the benefit of the Asset  Contracts;

2.2.3

the Leased Assets;

2.2.4

the Asset Records; and

2.2.5

the Intellectual Property Rights.

2.3

Except as otherwise expressly provided in this agreement, all risks and liabilities associated with the Assets and their use and operation shall pass to the Buyer on Completion and title or the Seller’s rights, as the case may be, shall pass on Completion in accordance with clause 7.2. As regards any of the Assets title to which is capable of passing by delivery, title to such Assets shall pass by delivery in accordance with clause 7.2.

3

Excluded Assets

There shall be expressly excluded and excepted from the sale and purchase of the Assets and nothing in this agreement shall operate to transfer:

3.1

any cash in hand or at bank (whether on current or on deposit account) or bills and accounts receivable of the Seller including uncleared cheques held at the Transfer Date;

3.2

the excluded licences set out in part 2 of schedule 4;

3.3

the Debts; and

3.4

any of the Seller’s interest in the Properties;

3.5

any and all other assets, properties, rights, and interests of Seller other than those specifically and expressly identified herein as being included among the Assets.

4

Consideration

4.1

The consideration payable for the Assets shall be the sum of US$4,900,000 which shall be paid or satisfied by the Buyer as follows:

4.1.1

as to the sum of US$3,110,000, in cash at Completion;

4.1.2

as to the sum of US$540,000, by payment of the Retention into the Retention Account;

4.1.3

as to the sum of US$200,000 by payment of the Assignment Retention into the Retention Account; and

4.1.4

the release of the Seller in Agreed Form from the obligation to repay the debt of US$1,050,000 owed by the Seller to the Buyer.1

4.2

The Consideration shall be apportioned in the manner listed in part 2 of schedule 1.

4.3

Notwithstanding that the Consideration is apportioned between the Assets as provided by part 2 of schedule 1, it is nevertheless agreed between the Seller and the Buyer that the Consideration is a single price and that, in the event of there being a successful claim by the Buyer for any breach of the Warranties, or of any other provisions of this agreement by the Seller (subject to the provisions and limitations of Schedule 8

1

clause 4.1.3 releases the Seller from the debt.  Do you need an additional release confirming this?

hereto), the compensation payable to the Buyer shall not be limited on account of the value attributed to any individual Asset.

4.4

The Consideration shall be exclusive of any applicable sales or transfer tax which will be payable (where applicable) in respect of each sum at the same time that such sum falls due for payment upon production of a valid sales or transfer tax document.

5

Conditions and termination

5.1

Completion of this agreement shall be conditional on the following conditions being satisfied or waived:

5.1.1

passage of resolutions of the Boards of Directors and shareholders of Seller and its parent duly authorising and approving the purchase of the Assets and compliance with requirements of the U.S. Securities and Exchange Commission;

5.1.2

the Buyer being satisfied with the results of its due diligence investigations into the subject matter of this agreement; and

5.1.3

the assignment and consent to assignment of any Asset Contracts which the Buyer considers are necessary for it to operate or continue to use the Assets.

5.2

Both the parties shall use all reasonable endeavours to satisfy, or procure satisfaction of, the conditions specified in clause 5.1 between (i) the date of this agreement; and (ii) Completion (or the date referred to in clause 5.4).

5.3

The Buyer may, by notice to the Seller, at or before Completion (or the date referred to in clause 5.4) waive the conditions specified in clauses 5.1.2 and 5.1.3.

5.4

If the conditions in clause 5.1 are not satisfied or (where applicable) waived on or before 31 July 2006 (or such later date as the parties shall agree in writing), this agreement (other than the Surviving Provisions) shall terminate, and be of no further force and effect, and neither party shall have any liability to the other.

5.5

The Buyer may terminate this agreement by notice to the Seller or the Seller’s Solicitors on or prior to Completion if:

5.5.1

any of the Warranties is not materially accurate or is or was incapable of being performed, or an act or event occurs which, had it occurred on or before the date of this agreement, would have constituted or resulted in a breach of the Warranties which in any such case is, in the reasonable opinion of the Buyer, material in relation to the Assets; or

5.5.2

the Buyer discovers a material inaccuracy or failure to perform by the Seller of the Warranties given as of the date of this agreement with reference to the facts and circumstances then applying, or a material breach or non-fulfilment of Seller’s pre-closing obligations under clauses 5 and 6 which cannot be remedied or (if capable of remedy) is not remedied prior to Completion.

5.6

Notwithstanding any other provision herein, the Buyer shall not have any claim against the Seller in respect of matters set out in clause 5.5.1, with the sole and exclusive right and remedy of the Buyer for such matters being termination, and, upon such termination, the Seller shall have no further obligations or liabilities to Buyer whatsoever. Further, if the Buyer elects not to terminate, and Completion occurs, then the Buyer shall have no claim against the Seller for breach of the Warranties or of the provisions of clause 5 or 6 to the extent the subject matter or circumstance has been fairly disclosed to the Buyer pursuant to clause 13.5, and, in such event the Seller shall have no further obligations or liabilities to the Buyer whatsoever arising from any breach or non-performance of such Warranties or provisions.

6

Conduct pending Completion

6.1

Pending Completion, the Seller shall give to the Buyer, its agents, representatives, accountants and solicitors such reasonable information and documents regarding the Assets as the Buyer may reasonably request and require.

6.2

The parties each hereby acknowledge and agree that, from June 1, 2006, to and including Completion, or earlier termination hereof, the Seller operate the Seller’s business and use the Assets in consultation with Buyer, and Seller shall operate such Business and use the Assets in accordance with the terms and conditions set forth in this clause 6. The parties agree that, during such period:

6.2.1

the Seller shall allow the Buyer access to the Properties. The Seller shall operate its business and use the Assets provided it shall (without the consent of Buyer):

6.2.1.1

not dispose of or agree to dispose of or grant any option in respect of any Asset or Assets,

6.2.1.2

not remove any Asset from the Properties;

6.2.1.3

not enter into any contract or commitment in relation to the Assets,

6.2.1.4

not enter into any unusual or abnormal contract or commitment in relation to the Assets or enter into any leasing, hire purchase or other agreement or arrangements for payment on deferred terms;

6.2.1.5

to the extent that the Properties and any Asset is insured as of the date of this agreement, not permit or suffer any of its insurances to lapse or do anything which could make any policy of insurance void or voidable;

6.2.1.6

not do, procure or allow anything which may cause or constitute a breach of the Warranties (as limited by the matters disclosed in the Disclosure Letter) or cause the Warranties (as so limited) to become incapable of being performed; and

6.2.2

pending Completion, the Seller shall operate the business of the Seller in substantially the same manner as prior to the date of this agreement including, for the avoidance of doubt, operating the business in accordance with the Asset Contracts .

6.3

The Buyer acknowledges and agrees that information and documents concerning the Seller’s business, assets, liabilities, books and records, and condition, including (without limitation, the Asset Records) which the Buyer may learn in the course of conducting due diligence will include sensitive, confidential proprietary information of the Seller. Accordingly the Buyer agrees that before Completion without the express permission in writing of the Seller, the Buyer will use all such information and documents strictly and exclusively for the purposes of due diligence, and not otherwise for its own pecuniary or competitive advantage or that of any third party or Associate of Buyer and that it will not disclose to any third party (other than its professional advisers working on this Asset purchase transaction or its personnel or designees who are responsible for due diligence) any such information or documents. The foregoing restrictions on use and disclosure of information in this section shall survive rescission or termination of this agreement;

6.4

The Buyer shall assume the liability to pay the costs, reasonably incurred by the Seller in the normal cause, with the continuation of its business (excluding the fees of the Seller’s Solicitors) (the “Costs”) with effect from and including 1 June 2006 until Completion or, if Completion does not occur, until the agreement terminates provided that the Costs do not exceed US$300,000 per Month (or a pro rated proportion of such amount if Completion or termination of the agreement (as the case may be) occurs before the end of a Month). Such Costs shall be settled by the Seller in the normal course of business and the Buyer shall pay to the Seller the amount of the Costs on the presentation of an applicable invoice or other appropriate evidence that the liability has been incurred. For the avoidance of doubt, this obligation to pay the Costs supersedes any other obligation on the Buyer to pay the costs of the Seller or to pay any other amount to the Seller in connection with the Assets or pursuant to any agreement with the Seller (whether written or otherwise), any such obligation being terminated, and each of the parties’ rights, duties and obligations to one another under any such prior agreement being deemed fully discharged and satisfied, with effect from 1 June 2006.

6.5

6.5.1

Within ten Business Days of the date of this agreement the Seller shall deliver to the Buyer a draft of the Disclosure Letter.

6.5.2

If the Disclosure Letter does not disclose material facts and information in sufficient detail (in accordance with clause 13.4)  the Buyer shall notify the Seller within 5 Business Days and the Seller and the Buyer shall endeavour to agree the Disclosure Letter.

6.5.3

If the Buyer and the Seller are unable to agree the terms of the Disclosure Letter before Completion this agreement shall terminate (other than the Surviving Provisions) and be of no further force and effect and neither party shall have any liability to the other.

7

Completion

7.1

Subject to clause 7.1 Completion shall take place at the offices of the Seller not more than two Business Days after the conditions in clause 5.1 have been satisfied or waived.

7.2

At Completion, the Seller shall deliver or procure the delivery to the Buyer of the following:

7.2.1

duly executed assignments or novations in the Agreed Form of the Asset Contracts and such original documentation thereof as are in the possession or under the control of the Seller;

7.2.2

any supplemental Disclosure Letter (pursuant to clause 13.5);

7.2.3

assignments of the Intellectual Property Rights in the Agreed Form;

7.2.4

the Asset Records;

7.2.5

releases of any charges over any of the Assets (if required);

7.2.6

its employee records relating to the Employees duly completed up to the Transfer Date; and

7.2.7

all other Assets which are capable of transfer by delivery, and, insofar as the Buyer agrees that it is not practical for such assets to be physically delivered at Completion they shall be made available to the Buyer or its designee at the Properties, whereupon such assets shall be deemed to be delivered

7.3

Upon completion of the matters referred to in clause 7.2, the Buyer shall:

7.3.1

pay by means of electronic funds transfer the sum of US$3,110,000, being that part of the Consideration set out in clause 4.1.1, to:

Intermediary Institution-BIC:

BNDCCAMMINT

National Bank of Canada

600, Rue De La Gauchetiere Ouest

Montreal, Canada

Account with institution-BIC:

FCURANCUXXX

First Curacao International Bank N.V.

Kaya W.F.G. (Jombi)

Mensing 18, Zeelandia

Curacao, Netherlands Antilles

Beneficiary customer-account number:

0180120479101

IGW Software, N.V.; and

7.3.2

pay by means of electronic funds transfer to the account of the Buyer’s Solicitors with Barclays Bank PLC, 1 Pall Mall East, London SW1Y 1QA, Sort Code 20-65-82, and account number 50089753 the sum of US$740,000, being the amount to be paid into the Retention Account (pursuant to clauses 4.1.2 and 4.1.3).

7.3.3

deliver to the Seller the release in Agreed form referred to in clause 4.1.4.

7.3.4

[INTENTIONALLY DELETED]

7.4

Neither party shall be obliged to complete the sale or purchase (as the case may be) of any of the Assets unless the sale and purchase of all the Assets is completed, and the Buyer makes the payments and delivers the instruments it is required to make and deliver, respectively, in accordance with this agreement.

7.5

If either the Seller or the Buyer shall default in any of its obligations which are required to be performed at or prior to Completion under clauses 7.2 to 7.3, the Seller or the Buyer (whichever is the non-defaulting party) may elect to:

7.5.1

defer Completion to the fourteenth Business Day after the defaulting party has performed such obligations and delivered notice to the non-defaulting party of such performance (or such other Business Day as the parties may agree), in which event the provisions of the clause 7 shall apply to Completion as so deferred; or

7.5.2

if the defaulting party’s failure has continued for fourteen Business Days beyond Completion rescind this agreement without prejudice to any other remedy which it may have and without thereby incurring by liability to the defaulting party; or

7.5.3

proceed to Completion as far as practicable (but without prejudice to its rights under this agreement or applicable law).

7.6

On the Expiry Date (as defined in schedule 8) the Buyer shall deliver to the Seller an instrument, in Agreed Form, releasing the Seller, the Seller’s Associates, and Bryan Abboud from any and all debts, defaults, claims, demands, liabilities, causes of action and liabilities arising from or relating to all prior agreements understandings and dealings, written and oral, between the parties (other than this Agreement).

8

Assignment Retention, Retention and Retention Account

8.1

The Buyer and the Seller shall instruct the Buyer’s Solicitors on Completion:

8.1.1

to hold the Retention Amount and the Assignment Retention in its client account at Barclays Bank PLC, Pall Mall Branch, London SW1 on terms that the Buyer’s Solicitors shall not give any instruction to the bank in relation to the Retention Amount except on the joint written instructions of the Buyer’s Solicitors and the Seller’s Solicitors; and

8.1.2

to procure compliance with the remaining provisions of this clause 8.

8.2

If before the Retention Release Date the Buyer makes a claim for indemnity or  breach of Warranty under this agreement which has not been satisfied by that date, any such claim (it being understood and agreed that all such claims are subject to the provisions and limitations of schedule 8) shall be deemed a Retention Claim and the Buyer’s Solicitors shall on the Retention Release Date retain in the Retention Account the lesser of:

8.2.1

the amount of the Retention (and any interest accrued thereon); and

8.2.2

the amount claimed in respect of the Retention Claims (subject to the provisions and limitations of schedule 8).

8.3

The amount retained in the Retention Account in accordance with clause 8.2 shall be applied (together with accrued interest and provided that bank charges shall be paid from funds in the Retention Account) in or towards settlement of Retention Claims upon a liability of the Seller being agreed or determined in accordance with clause 30. The Buyer’s Solicitors shall otherwise continue to hold the amount or the remaining amount in the Retention Account pending settlement or resolution of all outstanding Retention Claims. Within 14 days of determination, settlement or resolution of all Retention Claims in accordance with clause 30 which are outstanding at or after the Retention Release Date the Buyer’s Solicitors shall pay:

8.3.1

to the Buyer: the outstanding amount payable to the Buyer in respect of Retention Claims out of the Retention Account (but not including the amount of the Assignment Retention (and any interest accrued thereon)) (insofar as there is sufficient standing to the credit of the Retention Account, after deducting accrued unpaid bank charges); and

8.3.2

to the Seller: any amount left standing to the credit of the Retention Account (but not including the amount of the Assignment Retention (and any interest accrued thereon)) (after payment of bank charges).

8.4

The payment of an amount to the Buyer in accordance with clause 8.3 in or towards satisfaction of a Retention Claim shall not prejudice the other rights and remedies of the Buyer for the purpose of recovering amounts due from the Seller and not satisfied by payments made out of the Retention Account.

8.5

Assignment Retention

8.5.1

The Seller shall procure that the consent to assignment in relation to the contract between the Seller and Montana Overseas S.A. dated 31 August 2005 is received, duly executed by the Seller and Montana Overseas S.A. on or before the Retention Release Date in a form satisfactory to the Buyer (the “Consent to Assignment”); and

8.5.2

8.5.2.1

if the Consent to Assignment is delivered to the Buyer on or before the Retention Release Date, the Buyer’s Solicitor shall, on the Retention Release Date, pay to the Seller the amount of the Assignment Retention (after payment of bank charges) out of the Retention Account; or

8.5.2.2

if the Consent to Assignment is not received on or before the Retention Release Date, the Buyer’s Solicitors shall pay to the Buyer the Assignment Retention (after payment of bank charges) out of the Retention Account.

8.6

A payment out of the Retention Account to the Seller may be made to the Seller’s Solicitors.

9

Asset Contracts

9.1

Subject to clause 9.2, with effect from the Transfer Date the Buyer shall become entitled to all of the rights and benefits of the Seller under the Asset Contracts.

9.2

Insofar as the benefit of any of the Asset Contracts cannot be assigned to the Buyer except with the consent of one or more third parties or by novation, the following provisions shall apply:

9.2.1

the Seller shall use reasonable endeavours with the co-operation of the Buyer to obtain such consent or novation as aforesaid, and shall notify the Buyer as soon as any such consent or novation is obtained or refused or is the subject of any other communication from the relevant third party, and the Buyer shall, upon the Seller’s request (but at the discretion of the Buyer, acting reasonably), promptly execute such instruments and agreements as the third party may require of the Buyer to effect such assignment or novation;

9.2.2

unless and until any such Asset Contract shall be assigned or novated the Seller will hold the benefit on trust for the Buyer and will give all reasonable assistance after Completion to the Buyer to enable the Buyer to exercise the rights of the Seller under such Asset Contract, provided, that the Buyer shall (subject to clause 9.3) perform in a timely manner all obligations of the Seller under such Asset Contract;

9.2.3

as soon as practicable after all necessary third party consents have been obtained, the Seller and Buyer shall execute assignments or, where requested by the Buyer, a novation agreement, in terms reasonably required by the Buyer, in respect of any such Asset Contract and shall deliver the same to the Buyer;

9.2.4

if any requisite consent  is refused or not obtained within 30 days (or such longer period as the parties may agree) after Completion then (as the Buyer may elect) either:

9.2.4.1

the Seller shall continue to hold the benefit of the Asset Contract concerned on trust for the Buyer absolutely and pay over any benefit derived from such Asset Contract and the Seller will give all reasonable assistance after Completion to the Buyer to enable the Buyer to exercise the rights of the Seller under such Asset Contract, provided, that the Buyer (subject to clause 9.3) shall perform the obligations of the Seller under such Asset Contract, and shall be solely responsible for the Seller’s liabilities arising from and after Completion thereunder; or

9.2.4.2

the Seller and Buyer will each cooperate with one another and the Seller shall use best endeavours to procure the cancellation of the relevant Asset Contract so that the Buyer is able to enter into new arrangements with the relevant party or parties;

9.3

Nothing in this agreement shall:

9.3.1

require the Buyer to perform any obligations or discharge any liabilities created by the Seller or arising under any Asset Contract insofar as such obligations or liabilities were due to be performed before Completion, or require the Seller to perform any obligations or discharge any liabilities created by or arising under any Asset Contract insofar as such obligations or liabilities fall due to be performed after Completion;

9.3.2

make the Buyer liable for any act, neglect, default or omission in respect of any Asset Contracts committed by the Seller or occurring before Completion or make the Seller liable for any act, neglect, default or omission in respect of any Asset Contract committed by the Buyer after Completion;

9.3.3

make the Buyer liable for any claim, expense, loss or damage arising from any failure to obtain any third party consent to this agreement or from any breach of any Asset Contracts caused by the execution, completion or performance of this agreement;

9.3.4

impose any obligation on the Buyer for or in respect of any product produced or sold by the Seller or any service performed by the Seller before Completion or impose any obligation on the Seller for or in respect of any product or sold by the Buyer or any service performed by the Buyer after Completion.

9.4

Following Completion, the Buyer or Seller may serve notice on the other party at any time after any relevant third party consent or agreement to novate is obtained requesting such other party to execute an assignment or a novation (in terms reasonably required by the third party) of an Asset Contract to or in favour of the Buyer, and the notified party will arrange for its execution of such assignment or novation and its delivery to the other party and the third party not later than five Business Days after the receipt either of such notice.

9.5

The Seller shall indemnify the Buyer on an after tax basis against all actions, proceedings, losses, costs, expenses, damages, claims and demands and all other liabilities whatsoever (including, without limitation, all losses, liabilities and reasonable and proper costs incurred as a result of defending or settling any claim alleging any such liability) suffered or incurred by the Buyer by reason of or arising out of any default or non-performance of Seller’s obligations under any Asset Contract prior to Completion.

9.6

In the event that the Buyer, after Completion, exercises the Seller’s rights or enjoys any of the benefits of the Seller’s rights under any Asset Contract which was not effectively assigned or novated to or in favour of the Buyer at Completion, or in the event that any such Asset Contract is assigned or novated to or in favour of the Buyer, then the Buyer shall indemnify the Seller on an after tax basis against all actions, proceedings, losses, costs, expenses, damages, claims and demands and all other liabilities whatsoever (including, without limitation, all losses, liabilities and reasonable and proper costs incurred as a result of defending or settling any claim alleging any such liability) suffered or incurred by the Seller by reason of or arising out of any default or non-performance of the Buyer’s obligations under any Asset Contract from and after Completion.

10

Liabilities

10.1

In this agreement, “Excluded Liabilities” shall mean:

10.1.1

any liabilities of the Seller incurred otherwise than in relation to the Assets, except for those liabilities and debts to the Buyer released in accordance with the release referred to in clause 7.6;

10.1.2

any liabilities incurred in relation to any of the Excluded Assets;

10.1.3

liabilities or obligations expressly stated in this agreement (including clause 9.3) to be borne by the Seller or in respect of which the Seller has agreed to indemnify the Buyer under this agreement (provided that all of which indemnity obligations shall be subject the provisions and limitations of schedule 8);

10.1.4

Tax of any kind in respect of any income, profits or gains of the Seller or for which Seller is liable.

10.1.5

except as otherwise provided in this agreement, without prejudice to the generality of the foregoing, any other liabilities or obligations incurred in connection with the Assets arising before or referable to the period prior to Completion.

10.2

Nothing in this agreement shall be construed as an acceptance or assumption by the Buyer of any liability or obligation other than those expressly assumed or agreed to by the Buyer under this agreement.

10.3

The Seller undertakes to the Buyer to settle all Excluded Liabilities as and when they fall due and indemnify the Buyer on an after tax basis and keep it fully indemnified from and against the Excluded Liabilities and against all costs, claims, actions, proceedings, losses, damages and expenses in respect thereof (provided that all of which indemnity obligations shall be subject the provisions and limitations of schedule 8).

11

Apportionments

11.1

All periodical payments, outgoings, and liabilities (excluding the Excluded Liabilities) in relation to the Assets including but not limited to payments under rental agreements, salaries, wages, and all other payments to or in respect of the Employees (“Outgoings”) and all periodical receivables in relation to the Assets (“Receivables”), shall be apportioned on a time basis so that such part of the Outgoings and Receivables, as is attributable to the period prior to Completion shall be borne by or belong to the Seller and such part of the Outgoings and Receivables as is attributable to the period commencing after Completion shall be borne by or belong to the Buyer.

11.2

Any amount due in respect of such apportionments shall be settled by a payment in cash on the Settlement Date. No apportionment shall be made in respect of any applicable sales tax. The Seller shall prepare a statement of apportionments and shall deliver it to the Buyer within 20 Business Days after Completion (the “Apportionments Statement”). If the Buyer disagrees with the Apportionments Statement it shall notify the Seller within ten Business Days of the Apportionments Statement. Any disagreement regarding the Apportionments Statement shall be resolved in accordance with clause 11.5.

11.3

If and to the extent that the Seller has prior to Completion made any prepayment to a supplier in respect of goods or services in relation to the Assets after Completion under an Asset Contract which does not fall to be dealt with under clause 11.1, the Buyer shall reimburse to the Seller the amount thereof (excluding the proportion thereof charged as any applicable sales tax) on the Settlement Date.

11.4

The net amount of all amounts due from the Buyer to the Seller or from the Seller to the Buyer (as the case may be) under this clause 11 shall be paid by the Buyer to the Seller or by the Seller to the Buyer (as the case may be) on the Settlement Date in US dollars.

11.5

The Seller and the Buyer shall together endeavour to agree on the payments required by this clause 11. If the Seller and the Buyer are unable to reach agreement within 20 Business Days after the Buyer delivers notice of its disagreement with the Apportionments Statement under clause 11.1, the matter shall be referred to an independent chartered accountant appointed by the Buyer and the Seller or, in the case of disagreement between the Buyer and the Seller, an independent chartered accountant nominated by the Institute of Chartered Accountants of England and Wales who shall be instructed to determine the relevant amounts, providing the Seller and the Buyer for this purpose with all relevant working papers or copies. The said accountant shall act as expert and not as arbitrator and in the absence of manifest error, his decision shall be final. His costs shall be borne equally by the Seller and the Buyer.

12

Employees

12.1

As soon as practicable after the execution of this agreement but in any event no later than 12 days prior to Completion the Buyer (or an entity nominated by the Buyer) shall issue a formal offer letter  (the “Offer Letter”) to each Employee offering, conditional on Completion, employment with the Buyer on terms reasonably acceptable to Buyer. The Seller shall cooperate with Buyer and use best endeavours in causing the Employees to each execute an Offer Letter.

12.2

Subject to the provisions and limitations of schedule 8, the Seller shall indemnify the Buyer (or its nominee referred to in clause 12.1) on an after tax basis against all actions, proceedings, losses, costs, expenses, damages, claims and demands and all other liabilities whatsoever (including, without limitation, all losses, liabilities and reasonable and proper costs incurred as a result of defending or settling any claim alleging any such liability) suffered or incurred by the Buyer (or its nominee referred to in clause 12.1) which relate to or arise out of any act or omission by the Seller or any act or omission for which the Seller is vicariously liable and which occurred in any period prior to the Completion including, without limitation, any such matter relating to or arising out of:

12.2.1

the Seller’s rights, powers, duties and/or liabilities under or in connection with the Employee’s employment; or

12.2.2

anything done (or omitted to be done) prior to Completion by the Seller or for which the Seller is directly or indirectly responsible in respect of any person employed or engaged by the Seller at any time prior to Completion.

12.3

The Buyer (or its nominee referred to in clause 12.1) shall on and from after Completion, assume responsibility for the rights, powers, duties, liabilities and performance of all the obligations of the employer in relation to any Employee who accepts employment with the Buyer (or its nominee referred to in clause 12.1)  and shall indemnify the Seller against all actions, proceedings, liabilities, costs claims, losses and expenses or demands arising from the Buyer’s, or its nominee’s (as referred to in clause 12.1) failure to so discharge, which relate to or arise out of any act or omission by the Buyer (or its nominee referred to in clause 12.1)  or any act or omission for which the Buyer (or its nominee referred to in clause 12.1) is vicariously liable and which occurred in any period after Completion.

12.4

On 1 September 2006 (or such later dates as the parties may agree in writing) the Buyer agrees that the Seller may approach up to three of the Employees set out in part 3 of schedule 2 (as selected by the Buyer in its absolute discretion) with a view to offering them employment with the Seller. The Buyer shall be under no obligation to procure that any such employees accept employment with the Seller and the employee shall be required to fulfil any notice period set forth in the Offer Letter, but the Buyer shall not otherwise interfere with Seller’s right to offer employment. . The provisions of clause 16.1.2 shall not apply in the circumstances set out in this clause.

13

Warranties and Indemnities

13.1

Subject to the provisions of clauses 6.5 and 13.4, and schedule 8, the Seller warrants and represents to the Buyer that:

13.1.1

the statements in schedule 7 are accurate; and

13.1.2

the contents of the Disclosure Letter, and the accompanying documents, are accurate and fully disclose all material facts and information within Seller’s knowledge  concerning the matters disclosed therein.

13.2

The Seller warrants and represents to the Buyer that, it has the power to enter into, and, subject to satisfaction of the conditions specified in clause 5.1.1, perform and complete this agreement which constitutes, or when executed will constitute, binding obligations on it in accordance with its respective terms.

13.3

Subject to the provisions and limitations of schedule 8, the Seller further warrants to the Buyer that the Warranties (as the same may qualified, excepted or limited by the matters disclosed in the Schedules, the Warranties and the Disclosure Letter, as such Disclosure Letter may be supplemented or amended prior to

Completion in accordance with clause 13.5) will remain accurate as of the day of Completion and shall be deemed to be repeated at Completion with reference to the facts and circumstances then applying.

13.4

The Warranties are given subject to any matter fairly disclosed in the Disclosure Letter and the Warranties themselves. A matter shall be regarded as having been fairly disclosed if  material facts and information within the knowledge of the Seller concerning the subject matter of the disclosure are disclosed with reasonable accuracy and in reasonable detail, and all pertinent documents pertaining to such subject matter within the possession of the Seller are appended to the Disclosure Letter or applicable schedule, so as to enable the Buyer reasonably to identify the nature and scope of the disclosed matter and to comprehend the purpose and effect of the disclosure, and the effect on the Warranties which are to be qualified by it.

13.5

The Seller shall promptly disclose in writing (through a supplement or amendment to the Disclosure Letter and/or applicable schedule) to the Buyer anything which becomes known to it after the date of this agreement or the date of the Disclosure Letter and prior to Completion which is inconsistent with the Warranties as they existed on the date of this agreement or the contents of the Disclosure Letter, or which would result in the Warranties not being accurate or capable of being performed or the Disclosure Letter not being complete at Completion with reference to the facts or circumstances then applying.

13.6

None of the information supplied by an Employee or his or her professional advisers to the Seller, or their representatives or advisers, in connection with the Warranties or the contents of the Disclosure Letter, or otherwise in connection with this agreement shall be deemed a representation to the Seller as to its accuracy and the Seller shall not without the Buyer’s prior written consent make a claim against any Employee or his or her professional advisers in respect of such information.

13.7

Without prejudice to any other rights of the Buyer but subject to the limitations of schedule 8, and to the qualifications, exceptions, and limitations set forth in the Warranties and the  Disclosure Letter (as such Disclosure Letter may be supplemented or amended on or before Completion in accordance with clause 13.5) the Seller undertakes to indemnify the Buyer against:

13.7.1

payments necessarily made or required to be made by the Buyer, or liabilities incurred, as a direct and proximate result of a breach of the Warranties, the schedules or the Warranties themselves or required to put the Buyer in the position in which it would have been had there been no breach of such Warranties, the Schedules, or the Warranties themselves; and

13.7.2

any costs, claims, losses, actions or proceedings suffered by the Buyer in connection with any specific risks which maybe identified by the Buyer in its due diligence.

13.8

Where any statement refers to the knowledge, belief or awareness of the Seller, or any analogous expression, it shall be deemed to include an additional statement that: it has been made after the reasonable enquiry by Bryan Abboud into the Seller’s books, records, and documents in Seller’s possession,  (with the reasonableness of such enquiry being governed, among other factors, by the length of time available for such enquiry), and the facts and circumstances otherwise actually known to him at the time the statement is made. The knowledge, belief and awareness of the Seller shall be deemed to include the actual knowledge of Bryan Abboud, Dennis Deblois and Clint Snyder;

13.9

The Seller shall pay all sums payable by it under or pursuant to a claim for breach of Warranty or indemnity free and clear of any counterclaim or set off of any kind and free and clear of all deductions or withholdings except for those required by law. If a deduction or withholding is required by law, the Seller shall pay such additional amount as will ensure that the net amount the Buyer receives equals the full amount which it would have received had the deduction or withholding not been required. In the event that any sum paid or payable by the Seller to the Buyer is or will be chargeable to Tax in the hands of the payee, then the Seller shall pay such additional amount as will ensure that the total amount received, net of Tax chargeable on such amount, is equal to the amount that would otherwise be payable under or pursuant to this agreement.

13.10

The express warranties of Seller set out in this clause and schedule 7 (which, for the avoidance of doubt, are subject to the qualifications, exceptions or limitations set out in the Warranties, or the Disclosure Letter (as such Disclosure Letter may be amended before Completion in accordance with clause 13.5)) are the sole and exclusive warranties and representations made by Seller to Buyer in relation to the agreement. No further or other warranties, promises, representations, inducements, statements, assurances, or undertakings, apart from those set forth expressly in this Agreement, whether express or implied, as to any subject or matter, are given, and all of the same are hereby expressly excluded and disclaimed by the Seller in relation to the agreement.

14

Buyer’s Warranties

14.1

The Buyer warrants to the Seller that it has the legal right and full power and authority pursuant to its constitutional documents to enter into and perform this agreement which when executed will constitute valid and binding obligations on the Buyer in accordance with its terms.

14.2

The provisions of schedule 8 shall apply mutatis mutandi in relation to any claim for indemnity made by the Seller against the Buyer, save that references in schedule 8 to “Seller” shall be to “Buyer”, “Buyer” shall be to “Seller” and “Warranty Claim” shall be a claim for indemnity by the Seller against the Buyer under clause 9.6 or 12.3.

15

Assignment and succession

15.1

Save for the Buyer assigning the benefit of any part of agreement to any member of the Buyer’s Group after Completion, neither party may assign this agreement, or any of the rights or benefits hereunder, in whole or in part, without the prior written consent of the other party, which shall not be unreasonably withheld, delayed or conditioned. It shall not be deemed unreasonable for any party to refuse to consent to assignment of any rights or benefits under this agreement apart from the entire agreement, including all of the assigning party’s duties, obligations and undertakings to the party whose consent is sought, nor shall it be unreasonable for Seller to refuse to consent to Buyer’s assignment of Seller’s Warranties hereunder to an Associate of Buyer or any other party prior to Completion.

15.2

This agreement binds each party’s successors and permitted assigns and personal representatives (as the case may be).

15.3

Except as expressly provided above, none of the rights of the parties under this agreement may be transferred or assigned.

16

Post-completion provisions

16.1

After Completion, the Seller undertakes that it will not without the Buyer’s prior written consent:

16.1.1

disclose to another person, or itself use for any purpose, other than the purposes of its business, information concerning the Assets of which it has knowledge (other than any information which, at the time of disclosure, is in the public domain or any information which it is compelled by law or by rules of any regulatory authority or stock exchange to disclose, provided that, where any such disclosure is required it shall immediately notify the Buyer of this fact and shall take into account the Buyer’s reasonable requirements as to the timing, content and manner of making such disclosure;

16.1.2

except as provided in clause 12.4, for three years after Completion, either on its own account or for another person, directly or indirectly, offer employment to or employ or offer or conclude any contract for services with an Employee.

16.2

The Seller agrees that the covenants and undertakings contained in clause 16.1 are reasonable and are entered into for the purpose of protecting the goodwill, confidential information and trade connections related to the Assets

17

Announcements

Except as required by law no announcement or statement shall be made in relation to this agreement except otherwise as specifically agreed between the parties.

18

Information and further assurance

18.1

Except as required by law or any regulatory body, the Seller and the Buyer shall keep confidential this agreement and its terms and conditions and shall not disclose the same to any third party without the prior written consent of the other party (such consent not to be unreasonably withheld, conditioned or delayed).

18.2

The Seller will following a reasonable request by the Buyer execute such further documents or instruments and use reasonable endeavours to procure that necessary third parties execute further documents or instruments as may be reasonably necessary to give the Buyer the full benefit of this agreement and to consummate the transactions intended to be effected pursuant to this agreement.

18.3

The Seller shall procure that all notices, correspondence, information, orders or inquiries relating to the Assets which are received by the Seller on or after Completion shall be timely passed to the Buyer.

19

Rights and remedies of the Parties

19.1

The rights and remedies of the Buyer shall only be affected by, and the Warranties shall only be regarded as being qualified by any matter fairly disclosed in the Disclosure Letter (as such Disclosure Letter may be supplemented or amended prior to Completion in accordance with clause 13.5).

19.2

The rights and remedies of the Buyer shall not be affected by its rescinding, or failing to rescind, this agreement, or failing to exercise, or dealing in exercising, a right or remedy, or by anything else, except a specific authorised written waiver or release. A single or partial exercise of a right or remedy provided by this agreement or by law does not prevent its further exercise or the exercise of another right or remedy.

19.3

The rights and remedies of the Seller shall not be affected by failing to exercise, or delaying in exercising a right or remedy, or by anything else, except a specific authorised written waiver or release. A single or partial exercise of a right or remedy provided by this agreement or by law does not prevent its further exercise or the exercise of another right or remedy.

20

Waiver

Waiver of a breach of a term of this agreement, or of a default under it, does not constitute a waiver of another breach or default nor affect the other terms of this agreement.

21

No merger

The obligations contained or implied by this agreement which have not been performed at or prior to Completion and the warranties and indemnities contained in it and any rights or remedies available pursuant to it shall remain in full force and effect notwithstanding, and shall not be effected by, Completion.

22

Cumulative rights

Except to the extent provided herein, the rights and remedies provided in this agreement are cumulative and not exclusive of any other rights or remedies.

23

Rights of Third Parties

No third party, whether referenced in this agreement or otherwise, shall have any rights under this agreement, or shall be entitled to enforce any of its provisions, or benefit from the performance of any party hereto, save for any rights that the Buyer’s nominee referred to in clause 12.1 may have under clause 12 only. No third party beneficiaries are intended save for the Buyer’s nominee referred to in clause 12.1 may have under clause 12 only.

24

Costs

Expenses incurred by or on behalf of the parties, including the fees of agents and advisers employed in connection with the negotiation, preparation or execution of this agreement, shall be borne by the party who incurred them.

25

Termination

25.1

If this agreement is rescinded or terminated or the Buyer ceases to be bound to buy the Assets, each party shall return to the other party all documents (including information in electronic form) concerning such other party which have been provided to it in connection with this agreement and will not use or make available to another person information which it or its advisers have been given in respect of the other party and which is not in the public domain.

25.2

If this agreement is rescinded or terminated by the Buyer in accordance with  clause 5.5.2 only (not in accordance with clauses 5.5.1 or 6.5.3) then, without affecting the rights or remedies which the Buyer has against the Seller, the Seller shall indemnify the Buyer for the expenses incurred by it in connection with the negotiation, preparation and rescission or termination of this agreement and everything contemplated by it.

25.3

If this agreement is rescinded or terminated by either party other than as provided for in this agreement, such party shall indemnify the other party for the expenses incurred by it in connection with the negotiation, preparation and rescission or termination of this agreement and everything contemplated by it.

26

Invalidity

26.1

Subject to clauses 26.2 and 25.3, if a provision of this agreement is held to be illegal or unenforceable, in whole or in part, under an enactment or rule of law, it shall to that extent be deemed not to form part of this agreement and the enforceability of the remainder of this agreement shall not be affected.

26.2

If a provision of this agreement is, or but for this clause would be, held to be illegal or unenforceable, in whole or part, but would be legal and enforceable if the period of application or geographical application were reduced or if part of the provision were deleted, the provision shall apply with the minimum modification necessary to make it legal and enforceable.

26.3

If a provision of this agreement is held to be illegal or unenforceable, in whole or in part, and clause 26.2 cannot be used to make it legal and enforceable, the Buyer may require the Seller to enter into a new deed under which the Seller undertakes in the terms of the original provision, but subject to such amendments as the Buyer specifies in order to make the provision legal and enforceable. The Seller will not be obliged to enter into a new deed that would increase its liability beyond that contained in this agreement, had all its provisions been legal and enforceable.

27

Counterparts

27.1

This agreement may be executed in a number of counterparts and by the parties on different counterparts, but shall not be effective until each party has executed at least one counterpart.

27.2

Each counterpart, when executed, shall be an original, but all the counterparts together constitute the same document.

28

Communications

28.1

All communications between the parties with respect to this agreement shall be in writing and shall:

28.1.1

be delivered by hand, or sent by first class prepaid post (or airmail if sent outside the Netherlands Antilles) to, [the address of the addressee as set out in this agreement] or to another address [in the Netherlands Antilles] which the addressee notifies for the purpose of this clause; or

28.1.2

be sent by facsimile to the facsimile number stated below or as notified for the purpose of this clause.

28.2

In the absence of evidence of earlier receipt, communications shall be deemed to have been received as follows:

28.2.1

(if sent by post within the Netherlands Antilles) [two] Business Days after posting;

28.2.2

(if sent by post outside the Netherlands Antilles) [five] Business Days after posting;

28.2.3

(if delivered by hand) on the day of delivery, if delivered at least two hours before the close of business hours on a Business Day, and otherwise on the next Business Day;

28.2.4

(if sent by facsimile)  at the time of transmission, if received at least two hours before the close of business hours on a Business Day, and otherwise on the next Business Day.

28.3

For the purposes of this clause 28, “business hours” means between the hours of 10.00 and 18.00 inclusive, Curacao time.

28.4

In proving service it shall be sufficient to prove that personal delivery was made, or that the envelope containing the notice was properly addressed and stamped and placed in the post or that the facsimile transmission was transmitted to the specified number and a confirmatory transmission report received.

28.5

Communications addressed to the Seller which is delivered or sent in accordance with Clause 28.1, shall be marked for the attention of Bryan Abboud and communications addressed to the Buyer shall be marked for the attention of Gordon Casey.

28.6

The facsimile numbers referred to in clause 28.1 are:

for the Seller:

001 305 373 4668

for the Buyer:

00 599 9736 0631

29

Entire agreement

This agreement and the documents referred to in it together constitute the whole agreement between the parties and, subject as expressly provided to the contrary in this agreement, supersede all previous negotiations, agreements and understandings, written or oral, between the parties relating to the subject matter of this agreement.

30

Negotiation and arbitration

30.1

In the event of a disagreement between the parties in relation to any matter arising out of or in connection with this agreement, the parties shall use their reasonable endeavours to settle the disagreement. Each party shall nominate a representative or representatives who shall meet to try to resolve the matter. If the matter is not resolved at that level within 20 Business Days of either party requesting such a meeting, or such longer period as may be agreed between the parties, the matter may at either party’s request be referred for discussion at a meeting to be attended by the Chief Executive Officer (or equivalent) (the “Senior Executive”) from each party.

30.2

If the meeting between Senior Executives fails to result in a settlement within 20 Business Days of the date of the request for such a meeting (or if it is not possible to convene a meeting within this period) then the matter shall be referred to for arbitration in accordance with clause 30.3.

30.3

In the event that the parties cannot resolve any disagreement in relation to any matter arising out of or in connection with this agreement then any such dispute, including any question regarding its existence, validity or termination, shall be referred to and determined by arbitration under the provisions of the Arbitration Act 1996, and any statutory amendment or modification thereof, by a tribunal comprising one arbitrator to be appointed by the parties or, failing agreement by the parties within 14 days of service of written notice by either party requesting agreement to the appointment of an arbitrator, by the President or a Vice President of the London Court of International Arbitration.

30.4

The seat of the arbitration shall be London.

30.5

The language of the arbitration shall be English.

30.6

All procedural and evidential matters shall be as agreed between the parties or, in default of agreement, as determined by the tribunal.

30.7

The tribunal shall have the power to order on a provisional basis any relief which it would have the power to grant in a final award.

30.8

Where the same tribunal as is appointed under these provisions is also appointed in any other arbitration concerned wholly or in part with the same subject matter arising under related contracts and/or which appears to raise a common issue of fact or law, whether or not involving identical parties in each case, the tribunal may, with the consent of all of the parties in each arbitration, order that such two or more arbitrations, or any specific claims or issues arising therein, shall be consolidated or heard concurrently.

30.9

Nothing in this clause 30 shall prevent any party from applying to the courts of any  country for injunctive or other interim relief.

31

Proper law

Except for questions regarding the rights and obligations of the parties in respect of intellectual property law and agreements with third parties governed by other laws, which shall, respectively, be interpreted and governed by the law applicable to the particular property or agreement in question, this agreement shall be governed by and construed in accordance with English law and the parties submit any dispute which may arise out of, under, or in connection with this agreement to the non-exclusive jurisdiction of the English courts.

Signed by the duly authorised representatives of the parties on the date of this agreement.

Signed by                              for and

)

on behalf of IGW SOFTWARE N.V

)

Signed by                              for and

)

on behalf of VIP MANAGEMENT

)

SERVICES N.V.:

DATED    JULY 2006

IGW SOFTWARE N.V.

VIP MANAGEMENT SERVICES N.V.

DEED OF VARIATION

relating to the asset purchase agreement

dated 13 June 2006

Adelaide House London Bridge London EC4R 9HA

Tel +44 (0)20 7760 1000  Fax +44 (0)20 7760 1111

DATED

2006

PARTIES

1

Seller

IGW SOFTWARE N.V. (registered number 76263)  whose registered office is at c/o MeesPierson Intertrust (Antilles) N.V., Landhuis Joonchi, Kaya Richard J.Beaujon Z/N, Curacao, Netherlands Antilles

2

Buyer

VIP MANAGEMENT SERVICES N.V. (registered number 86246(0)) whose registered office is at Van Engelenweg 21A, Curacao, Netherlands Antilles

BACKGROUND

A

The Seller and the Buyer entered into an asset purchase agreement dated 13 June 2006 for the sale and purchase of certain assets of the Seller (the “Asset Purchase Agreement”).

B

The Seller and the Buyer have agreed that the Asset Purchase Agreement shall be amended on the terms of this deed.

IT IS NOW AGREED:

1

Definitions and interpretation

In this deed, the definitions and rules of expression in the Asset Purchase Agreement shall apply except where expressly stated to the contrary.

2

Amendment of the Asset Purchase Agreement

With effect from the execution of this deed the Seller and the Buyer agree to amend the Asset Purchase Agreement by the replacement of the words “before 31 July 2006” with the words “before 15 September 2006” in clause 5.4.

3

General

All other terms, conditions and provisions of the Asset Purchase Agreement shall remain in full force and effect, as amended hereby.

Signed by the parties on the date of this document.

/s/ Bryan Abboud Signed by for and on behalf of IGW Software, N.V.	) ) )
/s/ Gordon Casey Signed by for and on behalf of VIP Management Services N.V.	) ) )

APPENDIX B

SHARE EXCHANGE AGREEMENT

THIS SHARE EXCHANGE AGREEMENT (“Agreement”), dated as of April 10, 2006, is by and among Global Entertainment Holdings/Equities, Inc., a Colorado corporation (the “Company”) and Bayshore Media Group, a Nevada corporation (“Acquisition”); and the shareholders of Acquisition identified on Schedule 1.1, constituting all of the shareholders of Acquisition (hereinafter collectively referred to as the “Shareholders”).

W I T N E S S E T H:

WHEREAS, the Shareholders own 100% of the issued and outstanding capital stock of Acquisition (the “Equity Interests”);

WHEREAS, Acquisition is an independent producer and distributor of motion picture, video and other entertainment media;

WHEREAS, the Company desires to acquire from the Shareholders, and the Shareholders desire to sell to the Company, all of the Equity Interests in exchange (the “Exchange”) for the issuance by the Company of an aggregate of up to 191,922,442 shares (the “Company Shares”) of the Company’s common stock, par value $.001 per share (the “Company Common Stock”) making Acquisition a wholly-owned subsidiary of the Company, on the terms and conditions set forth below;

NOW, THEREFORE, in consideration of the promises and of the mutual representations, warranties and agreements set forth herein, the parties hereto agree as follows:

ARTICLE I

EXCHANGE

1.1

Exchange. Subject to (i) the terms and conditions of this Agreement on the Closing Date (as hereinafter defined):

(a)

The Company shall issue and deliver the Company Shares to the Shareholders allocated in the amounts designated on Schedule 1.1, which Shares shall constitute approximately 98.2% of the Company’s issued and outstanding capital stock on a fully diluted basis after giving effect to this Agreement and Asset Purchase Agreement (as hereinafter defined).

(b)

As the consideration, the Shareholders shall transfer to the Company the Equity Interests in Acquisition.

1.2

Time and Place of Closing. The closing of the transactions contemplated hereby (the “Closing”) shall take place at the offices of Arnstein & Lehr LLP, 200 East Las Olas Boulevard, Suite 1700, Fort Lauderdale, Florida 33301 on the first business day following the effectiveness of the Proxy Statement described herein (the “Closing Date”) or at such other place as the Company and Acquisition may agree.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to Acquisition and the Shareholders that as of the Closing of this Agreement and the closing of the Asset Purchase Agreement dated even herewith by and between Bryan Abboud and certain other Company Shareholders and the Company (“Asset Purchase Agreement”):

2.1

Due Organization and Qualification; Due Authorization.

(a)

The Company and each subsidiary of the Company is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of formation, with full corporate power and authority to own, lease and operate its respective business and properties and to carry on its respective business in the places and in the manner as presently conducted or proposed to be conducted. The Company and each subsidiary of the Company is in good standing as a foreign corporation in each jurisdiction in which the properties owned, leased or operated, or the business conducted, by it requires such qualification except for any such failure, which when taken together with all other failures, is not likely to have a material adverse effect on the business of the Company taken as a whole.

(b)

The Company and each subsidiary of the Company does not own, directly or indirectly, any capital stock, equity or interest in any corporation, firm, partnership, joint venture or other entity, except as set forth on Schedule 2.1.

(c)

The Company has all requisite corporate power and authority to execute and deliver this Agreement, and to consummate the transactions contemplated hereby and thereby. The Company has taken all corporate action necessary for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and this Agreement constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms, except as may be affected by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

2.2

No Conflicts or Defaults. The execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated hereby do not and shall not (a) contravene the Articles of Incorporation or Bylaws of the Company or (b) with or without the giving of notice or the passage of time (i) violate, conflict with, or result in a breach of, or a default or loss of rights under, any material covenant, agreement, mortgage, indenture, lease, instrument, permit or license to which the Company is a party or by which the Company is bound, or any judgment, order or decree, or any law, rule or regulation to which the Company is subject, (ii) result in the creation of, or give any party the right to create, any lien, charge, encumbrance or any other right or adverse interest (“Liens”) upon any of the assets of the Company, (iii) terminate or give any party the right to terminate, amend, abandon or refuse to perform, any material agreement, arrangement or commitment to which the Company is a party or by which the Company’s assets are bound, or (iv) accelerate or modify, or give any party the right to accelerate or modify, the time within which, or the terms under which, the Company is to perform any duties or obligations or receive any rights or benefits under any material agreement, arrangement or commitment to which it is a party.

2.3

Capitalization. The authorized capital stock of the Company immediately prior to giving effect to the Asset Purchase Agreement consists of 100,000,000 shares of Common Stock par value $.001 per share, of which 7,555,244 shares are issued and outstanding and 25,000,000 shares of Preferred Stock, none of which are outstanding. All of the outstanding shares of capital stock are, and the Company Shares when issued in accordance with the terms hereof will be, duly authorized, validly issued, fully paid and non-assessable, and have not been or, with respect to the Company Shares, will not be, issued in violation of any preemptive right of stockholders. Except as provided under Section 7.5 of this Agreement, the Company Shares are not subject to any preemptive or subscription right, any voting trust agreement or other contract, agreement, arrangement, option, warrant, call, commitment or other right of any character obligating or entitling the Company to issue, sell, redeem or repurchase any of its securities, and there is no outstanding security of any kind convertible into or exchangeable for Common Stock, excluding options listed at Schedule 2.3. The Company has not granted registration rights to any person.

2.4

Financial Statements. Schedule 2.4 contains copies of the consolidated balance sheet of the Company at December 31, 2005 and the related statements of operations, stockholders’ equity and cash flows for the fiscal year then ended, including the notes thereto, as audited by Mahoney Cohen and Company, CPA, P.C., certified public accountants (the “Company Financial Statements”). The Company Financial Statements have been prepared in accordance with U.S. generally accepted accounting principles applied on a basis consistent throughout all periods presented. Such statements present fairly the financial position of the Company as of the dates and for the periods indicated. The books of account and other financial records of the Company have been maintained in accordance with good business practices.

2.5

Further Financial Matters. The Company does not have any liabilities or obligations, whether secured or unsecured, accrued, determined, absolute or contingent, asserted or unasserted or otherwise, which are required to be reflected or reserved in a balance sheet or the notes thereto under generally accepted accounting principles, but which are not reflected in the Company Financial Statements, except as set forth on Schedule 2.5.

2.6

Taxes. The Company has filed all United States federal, state, county, local and foreign national, provincial and local returns and reports which were required to be filed on or prior to the date hereof in respect of all income, withholding, franchise, payroll, excise, property, sales, use, value added or other taxes or levies, imposts, duties, license and registration fees, charges, assessments or withholdings of any nature whatsoever (together, “Taxes”), and has paid all Taxes (and any related penalties, fines and interest) which have become due pursuant to such returns or reports or pursuant to any assessment which has become payable, or, to the extent its liability for any Taxes (and any related penalties, fines and interest) has not been fully discharged, the same have been properly reflected as a liability on the books and records of the Company and adequate reserves therefore have been established. All such returns and reports filed on or prior to the date hereof have been properly prepared and are true, correct (and to the extent such returns reflect judgments made by the Company, as the case may be, such judgments were reasonable under the circumstances) and complete in all material respects. No tax return or tax return liability of the Company or such subsidiary has been audited or, presently under audit. The Company has not given or been requested to give waivers of any statute of limitations relating to the payment of any Taxes (or any related penalties, fines and interest). There are no claims pending or, to the knowledge of the Company, threatened, against the Company or such subsidiary for past due Taxes. All payments for withholding taxes, unemployment insurance and other amounts required to be paid for periods prior to the date hereof to any governmental authority in respect of employment obligations of the Company or such subsidiary, including, without limitation, amounts payable pursuant to the Federal Insurance Contributions Act, have been paid or shall be paid prior to the Closing and have been duly provided for on the books and records of the Company and in the Company Financial Statements.

2.7

Indebtedness; Contracts; No Defaults.

(a)

There are no material instruments, agreements, indentures, mortgages, guarantees, notes, commitments, accommodations, letters of credit or other arrangements or understandings, whether written or oral, to which the Company is a party (collectively, the “Company Agreements”).

(b)

Neither the Company nor, to the Company’s knowledge, any other person or entity is in breach in any material respect of, or in default in any material respect under, any material contract, agreement, arrangement, commitment or plan to which the Company is a party, and no event or action has occurred, is pending or is threatened, which, after the giving of notice, passage of time or otherwise, would constitute or result in such a material breach or material default by the Company or, to the knowledge of the Company, any other person or entity. The Company has not received any notice of default under any contract, agreement, arrangement, commitment or plan to which it is a party, which default has not been cured to the satisfaction of, or duly waived by, the party claiming such default on or before the date hereof.

2.8

Personal Property. The Company has good and marketable title to all of its tangible personal property and assets, including, without limitation, all of the assets reflected in the Company Financial Statements that have not been disposed of in the ordinary course of business or pursuant to the Asset Purchase Agreement and such property is free and clear of all Liens or mortgages.

2.9

Real Property.

(a)

Schedule 2.9 sets forth a true and complete list of all property owned by, or leased or subleased by or to, the Company.

(b)

Except as set forth on Schedule 2.9, each lease to which the Company is a party is valid, binding and in full force and effect with respect to the Company and no notice of default or termination under any such lease is outstanding.

2.10

Compliance with Law. The Company is not conducting its business or affairs in violation of any applicable foreign, federal, state or local law, ordinance, rule, regulation, court or administrative order, decree or process, or any requirement of insurance carriers. The Company has not received any notice of violation or claimed violation of any such law, ordinance, rule, regulation, order, decree, process or requirement.

2.11

No Adverse Changes. There have not been (a) any material adverse change in the business, prospects, the financial or other condition, or the respective assets or liabilities of the Company or any subsidiary of the Company as reflected in the Company Financial Statements, (b) any material loss sustained by the Company or any subsidiary of the Company, including, but not limited to any loss on account of theft, fire, flood, explosion, accident or other calamity, whether or not insured, which has materially and adversely interfered, or may materially and adversely interfere, with the operation of the Company’s or such subsidiary’s business, or (c) any event, condition or state of facts, including, without limitation, the enactment, adoption or promulgation of any law, rule or regulation, the occurrence of which materially and adversely does or would affect the results of operations or the business or financial condition of the Company or any subsidiary of the Company.

2.12

Litigation. (a) There is no claim, dispute, action, suit, proceeding or investigation pending or, to the knowledge of the Company, threatened, against or affecting the business of the Company or challenging the validity or propriety of the transactions contemplated by this Agreement, at law or in equity or admiralty or before any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, nor to the knowledge of the Company, has any such claim, dispute, action, suit, proceeding or investigation been pending or threatened, during the 12-month period preceding the date hereof; (b) there is no outstanding judgment, order, writ, ruling, injunction, stipulation or decree of any court, arbitrator or federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, against or materially affecting the business of the Company and (c) the Company has not received any written or verbal inquiry from any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality concerning the possible violation of any law, rule or regulation or any matter disclosed in respect of its business.

2.13

Insurance. The Company maintains insurance against all risks customarily insured against by companies in its industry. All such policies are in full force and effect, and no subsidiary has received any notice from any insurance company suspending, revoking, modifying or canceling (or threatening such action) any insurance policy issued to the Company or subsidiary.

2.14

Articles of Incorporation and By-laws; Minute Books. The copies of the Articles of Incorporation and Bylaws of the Company and all amendments to each are true, correct and complete. The minute books of the Company contain true and complete records of all meetings and consents in lieu of meetings of its Board of Directors (and any committees thereof), or similar governing bodies, since the time of its organization.

2.15

Employee Benefit Plans. Except as set forth on Schedule 2.15, the Company does not maintain, nor has the Company maintained in the past, any employee benefit plans (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)), or any plans, programs, policies, practices, arrangements or contracts (whether group or individual) providing for payments, benefits or reimbursements to employees of the Company, former employees, their beneficiaries and dependents under which such employees, former employees, their beneficiaries and dependents are covered through an employment relationship with the Company, any entity required to be aggregated in a controlled group or affiliated service group with the Company for purposes of ERISA or the Internal Revenue Code of 1986 (the “Code”) (including, without limitation, under Section 414(b), (c), (m) or (o) of the Code or Section 4001 of ERISA, at any relevant time (“Benefit Plans”).

2.16

Patents; Trademarks and Intellectual Property Rights. Except as provided on Schedule 2.16, the Company does not own or possesses any material patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, Internet web site(s) or proprietary rights of any nature.

2.17

Affiliate Transactions. Except as disclosed in the Asset Purchase Agreement or periodic and annual reports filed with the SEC pursuant to the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), neither the Company nor any officer, director or employee of the Company (or any of the relatives or Affiliates of any of the aforementioned Persons) is a party to any agreement, contract, commitment or transaction with the Company or affecting the business of the Company, or has any interest in any property, whether real, personal or mixed, or tangible or intangible, used in or necessary to the Company which will subject the Company to any liability or obligation from and after the Closing Date.

2.18

Trading. The Company’s Common Stock is currently quoted on the Over the Counter Bulletin Board, (“OTCBB”) and the Company has received no notice that its Common Stock is subject to being removed from quotation.

2.19

Compliance. The Company has complied in all material respects with all applicable foreign, federal and state laws, rules and regulations, including, without limitation, the requirements of the Exchange Act and the Securities Act of 1933, as amended (the “Securities Act”) and is current in its filings.

2.20

Filings. None of the filings made by the Company under the Securities Act or the Exchange Act make any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF ACQUISITION

Acquisition and principals of Acquisition, represents and warrants to the Company that now and/or as of the Closing:

3.1

Due Organization and Qualification; Subsidiaries; Due Authorization.

(a)

Acquisition is an entity duly organized, validly existing and in good standing under the laws of its jurisdiction of formation, with full power and authority to own, lease and operate its business and properties and to carry on its business in the places and in the manner as presently conducted or proposed to be conducted. Acquisition has no subsidiaries. Acquisition is in good standing as a foreign corporation in each jurisdiction in which the properties owned, leased or operated, or the business conducted, by it requires such qualification except for any such failure, which when taken together with all other failures, is not likely to have a material adverse effect on the business of Acquisition taken as a whole.

(b)

Acquisition does not own, directly or indirectly, any capital stock, equity or interest in any corporation, firm, partnership, joint venture or other entity, except as set forth on Schedule 3.1.

(c)

Acquisition has requisite power and authority to execute and deliver this Agreement, and to consummate the transactions contemplated hereby and thereby. Acquisition has taken all action necessary for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and this Agreement constitutes the valid and binding obligation of Acquisition, enforceable against Acquisition in accordance with its terms, except as may be affected by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors’ rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

3.2

Information Supplied for Proxy Statement. The information supplied by Acquisition for inclusion in the proxy statement filed with the SEC in connection with this Agreement at the time the proxy statement is declared effective by the SEC shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The information supplied by Acquisition for inclusion in the proxy statement to be sent to the shareholders of the Company in connection with the solicitation of proxies for the Company shareholder vote shall not, on the date the proxy statement is first mailed to the shareholders of the Company, contain any statement which, at such time, is false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they are made, not false or misleading; or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Company shareholder vote which has become false or misleading. If at any time prior to the Company’s special meeting of shareholders any event or information should be discovered by the Company which should be set forth in a supplement to the proxy statement, Acquisition shall promptly inform the shareholders of the Company.

3.3

No Conflicts or Defaults. The execution and delivery of this Agreement by Acquisition and the consummation of the transactions contemplated hereby do not and shall not (a) contravene the organizational documents of Acquisition, or (b) with or without the giving of notice or the passage of time, (i) violate, conflict with, or result in a breach of, or a default or loss of rights under, any material covenant, agreement, mortgage, indenture, lease, instrument, permit or license to which Acquisition is a party or by which Acquisition or any of its assets is bound, or any judgment, order or decree, or any law, rule or regulation to which Acquisition or any of its assets are subject, (ii) result in the creation of, or give any party the right to create, any Lien upon any of the assets, or (iii) terminate or give any party the right to terminate, amend, abandon or refuse to perform, any material agreement, arrangement or commitment to which Acquisition is a party or by which any of its assets are bound, or (iv) accelerate or modify, or give any party the right to accelerate or modify, the time within which, or the terms under which Acquisition is to perform any duties or obligations or receive any rights or benefits under any material agreement, arrangement or commitment to which it is a party.

3.4

Capitalization. Set forth on Schedule 3.4 is a list of all Shareholder Equity Interests, setting forth the names, addresses and number of shares owned. All of the Equity Interests are, and when transferred in accordance with the terms hereof, will be, duly authorized, validly issued, fully paid and nonassessable, and have not been or will not be transferred in violation of any rights of third parties. The Equity Interests are not subject to any preemptive or subscription right, any voting trust agreement or other contract, agreement, arrangement, option, warrant, call, commitment or other right of any character obligating or entitling any Shareholder to issue, sell, redeem or repurchase any Equity Interest, and there is no outstanding security of any kind convertible into or exchangeable for shares.

3.5

Financial Statements. Schedule 3.5 contains copies of the consolidated balance sheet of Acquisition at December 31, 2005 and the related statements of operations, stockholders’ equity and cash flows for the fiscal year then ended, including the notes thereto, as audited by Spector & Wong LLP, certified public accountants (the “Acquisition Financial Statements”).

3.6

Further Financial Matters. Except as set forth on Schedule 3.6, Acquisition has no material liabilities or obligations, whether secured or unsecured, accrued, determined, absolute or contingent, asserted or unasserted or otherwise, which are required to be reflected or reserved in a balance sheet or the notes thereto under generally accepted accounting principles, but which are not reflected in the Acquisition Financial Statements.

3.7

Taxes. Except as indicated on Schedule 3.7, Acquisition has complied with all relevant legal requirements relating to registration or notification for taxation purposes. All tax returns and reports filed on or prior to the date hereof have been properly prepared and are true, correct (and to the extent such returns reflect judgments made by the subsidiaries, such judgments were reasonable under the circumstances) and complete in all material respects. Except as indicated on Schedule 3.7, no extension for the filing of any such return or report is currently in effect. Except as indicated on Schedule 3.7, no tax return or tax return liability of Acquisition has been audited or, presently under audit. All taxes which have been asserted to be payable as a result of any audits have been paid or have been provided for in the Acquisition Financial Statements. Except as indicated on Schedule 3.7, Acquisition has not given or been requested to give waivers of any statute of limitations relating to the payment of any Taxes (or any related penalties, fines and interest). Except as indicated on Schedule 3.7, all payments for withholding taxes, unemployment insurance and other amounts required to be paid for periods prior to the date hereof to any governmental authority in respect of employment obligations of the subsidiaries have been paid or shall be paid prior to the Closing and have been duly provided for on the books and records of Acquisition and in the Acquisition Financial Statements.

3.8

Indebtedness; Contracts; No Defaults.

(a)

Schedule 3.8 sets forth a true, complete and correct list of all material instruments, agreements, indentures, mortgages, guarantees, notes, commitments, accommodations, letters of credit or other arrangements or understandings, whether written or oral, to which Acquisition is a party (collectively, the “Acquisition Operating Agreements”). An agreement shall not be considered material for the purposes of this

Section 3.8(a) if it provides for expenditures or receipts of less than US $100,000 and has been entered into by any subsidiary in the ordinary course of business. The Acquisition Operating Agreements constitute all of the contracts, agreements, understandings and arrangements required for the operation of the business of Acquisition or which have a material effect thereon. Copies of all such material written Acquisition Operating Agreements have previously been delivered or otherwise made available to the Company and such copies are true, complete and correct as of the date hereof.

(b)

Except as disclosed on Schedule 3.8, neither Acquisition nor, to Acquisition’s knowledge, any other person or entity, is not in breach in any material respect of, or in default in any material respect under, any material contract, agreement, arrangement, commitment or plan to which Acquisition or any subsidiary of Acquisition is a party, and no event or action has occurred, is pending or is threatened, which, after the giving of notice, passage of time or otherwise, would constitute or result in such a material breach or material default by such subsidiary to the knowledge of any other person or entity. No subsidiary has received any notice of default under any contract, agreement, arrangement, commitment or plan to which it is a party, which default has not been cured to the satisfaction of, or duly waived by, the party claiming such default on or before the date hereof.

3.9

Personal Property. Except as set forth on Schedule 3.9, Acquisition has good and marketable title to all of its tangible personal property and assets, including, without limitation, all of the assets reflected in the Acquisition Financial Statements that have not been disposed of in the ordinary course of business since the date of the Acquisition Financial Statements, free and clear of all Liens or mortgages, except for any Lien for current taxes not yet due and payable and such restrictions, if any, on the disposition of securities as may be imposed by federal or applicable state securities laws.

3.10

Real Property.

(a)

Schedule 3.10 sets forth a true and complete list of all real property owned by, or leased or subleased by or to, Acquisition.

(b)

Except as set forth on Schedule 3.10, each lease to which Acquisition or its subsidiaries are a party is valid, binding and in full force and effect with respect to Acquisition or such subsidiary and, to the knowledge of Acquisition, all other parties thereto; no notice of default or termination under any such lease is outstanding.

3.11

Compliance with Law. Except as set forth on Schedule 3.11, Acquisition is conducting its respective business or affairs in material compliance with applicable law, ordinance, rule, regulation, court or administrative order, decree or process, or any requirement of insurance carriers. Acquisition has not received any notice of violation or claimed violation of any such law, ordinance, rule, regulation, order, decree, process or requirement.

3.12

No Adverse Changes. Except as set forth on Schedule 3.12, since April 10, 2006, there has not been (a) any material adverse change in the business, prospects, the financial or other condition, or the respective assets or liabilities of Acquisition as reflected in the Acquisition Financial Statements, (b) any material loss sustained by Acquisition, including, but not limited to any loss on account of theft, fire, flood, explosion, accident or other calamity, whether or not insured, which has materially and adversely interfered, or may materially and adversely interfere, with the operation of Acquisition’s business, or (c) to the best knowledge of Acquisition, any event, condition or state of facts, including, without limitation, the enactment, adoption or promulgation of any law, rule or regulation, the occurrence of which materially and adversely does or would affect the results of operations or the business or financial condition of Acquisition.

3.13

Litigation. Except as set forth on Schedule 3.13, (a) there is no claim, dispute, action, suit, proceeding or investigation pending or, to the knowledge of Acquisition threatened, against or affecting the business of Acquisition, or challenging the validity or propriety of the transactions contemplated by this Agreement, at law or in equity or admiralty or before any authority, board, agency, commission or instrumentality, nor to the knowledge of Acquisition, has any such claim, dispute, action, suit, proceeding or investigation been pending or threatened, during the 12-month period preceding the date hereof; (b) there is no outstanding judgment, order, writ, ruling, injunction, stipulation or decree of any court, arbitrator or federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, against or materially affecting the business of Acquisition; and (c) Acquisition has not received nor has any subsidiary received any written or verbal inquiry from any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality concerning the possible violation of any law, rule or regulation or any matter disclosed in respect of its business.

3.14

Insurance. Acquisition maintains insurance against all risks customarily insured against by companies in its industry. All such policies are in full force and effect, and no subsidiary has received any notice from any insurance company suspending, revoking, modifying or canceling (or threatening such action) any insurance policy issued to Acquisition or subsidiary.

3.15

Articles of Incorporation; Minute Books. The Articles of Incorporation of Acquisition and all amendments to it are true, correct and complete. The minute books of Acquisition contain true and complete records of all meetings and consents in lieu of meetings of their Board of Directors (and any committees thereof), or similar governing bodies, since the time of their respective organization. The stock records of Acquisition are true, correct and complete.

3.16

Employee Benefit Plans. Except as set forth on Schedule 3.16, Acquisition does not have in existence any share incentive, share option scheme or profit sharing bonus or other such incentive scheme for any of its directors or employees. Except as set forth on Schedule 3.16 or required under the applicable laws, there are no arrangements, schemes, customs or practices (whether legally enforceable or not) in operation for the payment of or contributions towards any provident fund, pensions, allowances, lump sums or other like benefits on retirement or on death or during periods of sickness or disablement for the benefit of any director or former director or employee or former employee or for the benefit of the dependents of any such persons nor has any proposal been announced to establish any such agreement or agreements.

3.17

Patents; Trademarks and Intellectual Property Rights. Acquisition owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, internet web site(s) proprietary rights and processes necessary for its business as now conducted without any conflict with or infringement of the rights of others. Except as set forth on Schedule 3.17, there are no outstanding options, licenses or agreements of any kind relating to the foregoing, and no subsidiary is bound by, or a party to, any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity.

3.18

Brokers. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried without the intervention of any person in such a manner as to give rise to any valid claim by any person against any Shareholder, the Company or Acquisition for a finder’s fee, brokerage commission or similar payment, except as provided on Schedule 3.18.

3.19

Purchase for Investment.

(a)

The Shareholders are acquiring the Company Shares for investment for their own account and not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and the Shareholders have no present intention of selling, granting any participation in, or otherwise distributing the same. The Shareholders further represent that they do not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Company Shares.

(b)

Acquisition and the Shareholders understand that the Company Shares are not registered under the Securities Act on the ground that the sale and the issuance of securities hereunder is exempt from registration under the Securities Act pursuant to Section 4(2) thereof, and that the Company’s reliance on such exemption is predicated on Acquisition’s and the Shareholders’ representations set forth herein. Each Shareholder is deemed to be an “accredited investor” as that term is defined in Rule 501(a) of Regulation D under the Securities Act.

3.20

Investment Experience. Each Shareholder acknowledges that it can bear the economic risk of its investment, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment in the Company Shares.

3.21

Information. Acquisition and the Shareholders have carefully reviewed such information as Acquisition and the Shareholders deemed necessary to evaluate an investment in the Company Shares. To the full satisfaction of Acquisition and the Shareholders, it has been furnished all materials that it has requested relating to the Company and the issuance of the Company Shares hereunder, and Acquisition and each Shareholder has been afforded the opportunity to ask questions of representatives of the Company to obtain any information necessary to verify the accuracy of any representations or information made or given to Acquisition and the Shareholders. Notwithstanding the foregoing, nothing herein shall derogate from or otherwise modify the representations and warranties of the Company set forth in this Agreement, on which Acquisition and each Shareholder has relied in making an Exchange of the Equity Interests of the Company Shares.

3.22

Restricted Securities. Acquisition and each Shareholder understands that the Company Shares may not be sold, transferred, or otherwise disposed of without registration under the Act or an exemption there from, and that in the absence of an effective registration statement covering the Company Shares or any available exemption from registration under the Securities Act, the Company Shares must be held indefinitely. Acquisition and each Shareholder is aware that the Company Shares may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of that Rule are met. Among the conditions for use of Rule 144 may be the availability of current information to the public about the Company.

ARTICLE IV

INDEMNIFICATION

4.1

Indemnity of Acquisition and the Shareholders. The Company agrees to jointly and severally defend, indemnify and hold harmless Acquisition and the Shareholders from and against, and to reimburse Acquisition and the Shareholders with respect to, all liabilities, losses, costs and expenses, including, without limitation, reasonable attorneys’ fees and disbursements, asserted against or incurred by Acquisition by reason of, arising out of, or in connection with any material breach of any representation or warranty contained in this Agreement made by the Company or in any document or certificate delivered by the Company pursuant to the provisions of this Agreement or in connection with the transactions contemplated thereby.

4.2

Indemnity of the Company. Acquisition, and principals of Acquisition, jointly and severally agree to defend, indemnify and hold harmless the Company from and against, and to reimburse the Company with respect to, all liabilities, losses, costs and expenses, including, without limitation, reasonable attorneys’ fees and disbursements, asserted against or incurred by the Company by reason of, arising out of, or in connection with any material breach of any representation or warranty contained in this Agreement and made by Acquisition or any Shareholder or in any document or certificate delivered by Acquisition or any Shareholder pursuant to the provisions of this Agreement or in connection with the transactions contemplated thereby.

4.3

Indemnification Procedure. A party (an “Indemnified Party”) seeking indemnification shall give prompt notice to the other party (the “Indemnifying Party”) of any claim for indemnification arising under this Article 4. The Indemnifying Party shall have the right to assume and to control the defense of any such claim with counsel reasonably acceptable to such Indemnified Party, at the Indemnifying Party’s own cost and expense, including the cost and expense of reasonable attorneys’ fees and disbursements in connection with such defense, in which event the Indemnifying Party shall not be obligated to pay the fees and disbursements of separate counsel for such in such action. In the event, however, that such Indemnified Party’s legal counsel shall determine that defenses may be available to such Indemnified Party that are different from or in addition to those available to the Indemnifying Party, in that there could reasonably be expected to be a conflict of interest if such Indemnifying Party and the Indemnified Party have common counsel in any such proceeding, or if the Indemnified Party has not assumed the defense of the action or proceedings, then such Indemnifying Party may employ separate counsel to represent or defend such Indemnified Party, and the Indemnifying Party shall pay the reasonable fees and disbursements of counsel for such Indemnified Party. No settlement of any such claim or payment in connection with any such settlement shall be made without the prior consent of the Indemnifying Party which consent shall not be unreasonably withheld.

ARTICLE V

DELIVERIES

5.1

Items to be delivered to Acquisition and the Shareholders prior to or at Closing by the Company.

(a)

articles of incorporation and amendments thereto, bylaws and amendments thereto, certificate of good standing in the Company’s state of incorporation;

(b)

all applicable schedules hereto;

(c)

all minutes and resolutions of board of director and shareholder meetings in possession of the Company;

(d)

shareholder list of the Company;

(e)

all financial statements and tax returns in possession of the Company;

(f)

resolution from the Company’s current director appointing designees of Acquisition to the Company’s Board of Directors;

(g)

letters of resignation from the Company’s current officers and directors to be effective upon Closing and after the appointments described in this section;

(h)

certificates representing Company Shares issued in the denominations as set forth opposite the respective names of the Shareholders as set forth on Schedule 1.1 on or before the Closing, duly authorized, validly issued, fully paid for and non-assessable;

(i)

copies of board, and if applicable, shareholder resolutions approving this transaction and authorizing the issuances of the shares hereto; and

(j)

any other document reasonably requested by Acquisition that it deems necessary for the consummation of this transaction.

5.2

Items to be delivered to the Company prior to or at Closing by Acquisition.

(a)

articles of incorporation and amendments thereto and amendments thereto with respect to Acquisition and each subsidiary;

(b)

all applicable schedules hereto;

(c)

all minutes and resolutions of board of directors and shareholder meetings of Acquisition and each subsidiary in possession of Acquisition;

(d)

shareholder list of Acquisition;

(e)

all financial statements and tax returns in possession of Acquisition;

(f)

resolution from Acquisition’s current directors appointing designees of Acquisition to the Company’s Board of Directors;

(g)

copies of board and shareholder resolutions approving the Exchange; and

(h)

any other document reasonably requested by the Company that it deems necessary for the consummation of this transaction.

ARTICLE VI

CONDITIONS PRECEDENT

6.1

Conditions Precedent to Closing. The obligations of the parties under this Agreement shall be and are subject to fulfillment, prior to or at the Closing, of each of the following conditions any of which may be waived by the parties:

(a)

The SEC shall have been given the opportunity to review this Agreement and the transactions disclosed in the proxy statement.

(b)

That each of the representations and warranties of the parties contained herein shall be true and correct at the time of the Closing Date as if such representations and warranties were made at such time.

(c)

That the parties shall have performed or complied with all agreements, terms and conditions required by this Agreement to be performed or complied with by them prior to or at the time of the Closing.

(d)

No material adverse change shall have occurred in the financial, business or trading conditions of the Company (excluding disposal of its subsidiaries) or Acquisition from the date hereof up to and including the Closing Date.

6.2

Conditions to Obligations of the Company. The obligations of the Company shall be subject to fulfillment by Acquisition and/or the Shareholders prior to or at the Closing of each of the following conditions, any of which may be waived by the Company:

(a)

Acquisition shall have paid certain costs and expenses of the Company as provided in Section 7.4.

(b)

Acquisition shall have no more than 2,930,291 shares of its common stock outstanding.

6.3

Conditions to Obligations of Acquisition. The obligations of Acquisition shall be subject to fulfillment by the Company prior to or at the Closing of each of the following conditions, any of which may be waived by Acquisition:

(a)

The Company shall have delivered evidence reasonably satisfactory to Acquisition regarding the approval of the shareholders of the Company for this Agreement and the sale of the Company’s assets referred to in the Asset Purchase Agreement.

(b)

As of the Closing, the Company shall have transferred all of its assets (including equity interests in its subsidiaries) and assigned all of its liabilities whatsoever, contingent or otherwise, to the effect that immediately prior to the Exchange, the Company will have no assets nor liabilities exceeding $1,000. All such transfers shall be made under the Asset Purchase Agreement.

ARTICLE VII

ADDITIONAL AGREEMENTS

7.1

Company Special Meeting or Information Statement. The Company shall (a) in accordance with the Colorado Business Corporation Act, its Articles of Incorporation and Bylaws, duly call, give notice of, convene and hold a special meeting of the Company shareholders or receive a written consent from a majority of the Company’s shareholders for the purpose of voting upon the approval of (i) this Agreement and the Asset Purchase

Agreement, and (ii) an amendment to its Articles of Incorporation increasing its authorized common stock; and (b) recommend that the Company shareholders vote in favor of all such matters.

7.2

Further Action; Consents; Filings. Upon the terms and subject to the conditions hereof, each of the parties hereto shall (a) use all commercially reasonable efforts to take, or cause to be taken, all appropriate action and do, or cause to be done, all things necessary, proper or advisable under applicable law or otherwise to consummate and make effective the Asset Purchase Agreement and this Agreement, (b) use all reasonable efforts to obtain from third parties any consents, licenses, permits, waivers, approvals, authorizations or orders required to be obtained or made by Acquisition or the Company or any Acquisition subsidiary, in connection with the authorization, execution and delivery of this Agreement and the consummation of the Exchange and the other transactions contemplated by this Agreement and (c) make all necessary filings, and thereafter make any other required submissions, with respect to this Agreement, the asset sale and the other transactions contemplated by this Agreement that are required under any applicable law.

7.3

Fairness Opinions. On or prior to the Closing, the parties shall have received an opinion or opinions from an investment banking firm or other business evaluation firm mutually acceptable to the Company and Acquisition, addressed to the board of directors of the Company, to the effect that this Agreement, the Asset Purchase Agreement and related transactions contemplated by this Agreement are fair to the stockholders of the Company from a financial point of view.

7.4

Costs and Expenses. Acquisition shall be responsible for all of its expenses and its shareholders expenses incurred in connection with this Agreement and the transactions in connection herewith, including the fees to any brokers or financial advisors employed by Acquisition. The Company shall be responsible for all of its expenses incurred in connection with this Agreement and the transactions in connection herewith, including the fees of any brokers or financial advisors employed by the Company. Notwithstanding the provisions herein, Acquisition shall pay or reimburse the Company for the costs and expenses (including legal fees and expenses) associated with responding to comments to the proxy statement (or related filings) from the Securities and Exchange Commission or other regulatory body.

7.5

Forfeiture Provision. The parties have agreed that certain shares issued to Shareholders shall be subject to forfeiture in the event that the Company does not have a book value per share of $0.30 or greater at March 31, 2007. In the event that the actual book value per share is less than $0.30 at March 31, 2007, then the Shareholders shall, in the aggregate either, a) return an amount of shares of common stock of the Company to the Company such that the book value per share will equal $0.30 following the cancellation of those shares, and said shares shall be cancelled, b) contribute assets of a value such that the book value per share will equal $0.30 following the asset contribution or c) a combination of stock and asset contribution to meet this requirement. In the event Shareholders choose to or are required to contribute assets, to bring the book value to the required per share value, then the assets contributed will be valued in accordance with generally accepted United States accounting practices and must be appraised by an independent third party who is qualified to perform and render an opinion of value.

ARTICLE VIII

COVENANTS

8.1

Shareholders Vote. As soon as practicable after the date hereof, the Company shall (a) cause the preparation and filing with the Securities and Exchange Commission a proxy statement with respect to this Agreement, the Asset Purchase Agreement, and the amendment to the articles of incorporation increasing the authorized common stock, and (b) obtain the consent of a majority of its shareholders.

8.2

OTCBB Listing. Acquisition shall provide such information as may be reasonably requested by OTCBB relating to the continued listing of the Company’s Common Stock on OTCBB.

8.3

Shareholders Consent. Each of the Shareholders agree to the Exchange of their Equity Interest for the Company Shares.

ARTICLE IX

NO PUBLIC DISCLOSURE

9.1

No Public Disclosure. Without the prior written consent of the others, none of the Company or Acquisition will, and will each cause their respective representatives not to, make any release to the press or other public disclosure with respect to either the fact that discussions or negotiations have taken place concerning the transactions contemplated by this Agreement, the existence or contents of this Agreement or any prior correspondence relating to this transactions contemplated by this Agreement, except for such public disclosure as may be necessary, in the written opinion of outside counsel (reasonably satisfactory to the other parties) for the party proposing to make the disclosure not to be in violation of or default under any applicable law, regulation or governmental order. If either party proposes to make any disclosure based upon such an opinion, that party will deliver a copy of such opinion to the other party, together with the text of the proposed disclosure, as far in advance of its disclosure as is practicable, and will in good faith consult with and consider the suggestions of the other party concerning the nature and scope of the information it proposes to disclose.

ARTICLE X

CONFIDENTIAL INFORMATION

10.1

Confidential Information. In connection with the negotiation of this Agreement and the consummation of the transactions contemplated hereby, each party hereto will have access to data and confidential information relating to the other party. Each party hereto shall treat such data and information as confidential, preserve the confidentiality thereof and not duplicate or use such data or information, except in connection with the transactions contemplated hereby, and in the event of the termination of this Agreement for any reason whatsoever, each party hereto shall return to the other all documents, work papers and other material (including all copies thereof) obtained in connection with the transactions contemplated hereby and will use reasonable efforts, including instructing its employees who have had access to such information, to keep confidential and not to use any such data or information; provided, however, that such obligations shall not apply to any data and information (a) which at the time of disclosure, is available publicly, (b) which, after disclosure, becomes available publicly through no fault of the receiving party, (c) which the receiving party knew or to which the receiving party had access prior to disclosure by the disclosing party, (d) which is required by law, regulation or exchange rule, or in connection with legal process, to be disclosed, (e) which is disclosed by a receiving party to its attorneys or accountants, who shall respect the above restrictions, or (f) which is obtained in connection with any Tax matters and is disclosed in connection with the filing of Tax returns or claims for refund or in conducting an audit or other proceeding.

ARTICLE XI

TERMINATION

11.1

Termination. This Agreement may be terminated at any time before or, at Closing, by:

(a)

The mutual agreement of the constituent parties;

(b)

Any party if:

(i)

Any provision of this Agreement applicable to a party shall be materially untrue or fail to be accomplished;

(ii)

Any legal proceeding shall have been instituted or shall be imminently threatening to delay, restrain or prevent the consummation of this Agreement; or

(iii)

If by September 30, 2006, the conditions precedents to Closing are not satisfied.

11.2

Effect of Termination. In the event of termination of this Agreement pursuant to Section 11.1, this Agreement shall become void, there shall be no liability under this Agreement on the part of the Company or

Acquisition or any of their respective officers or directors, and all rights and obligations of each party hereto shall cease, except as otherwise provided in this Agreement, including, but not limited to Section 7.4.

ARTICLE XII

MISCELLANEOUS

12.1

Survival of Representations, Warranties and Agreements. All representations and warranties and statements made by a party to in this Agreement or in any document or certificate delivered pursuant hereto shall survive the Closing Date for so long as the applicable statute of limitations shall remain open. Each of the parties hereto is executing and carrying out the provisions of this agreement in reliance upon the representations, warranties and covenants and agreements contained in this agreement or at the closing of the transactions herein provided for and not upon any investigation which it might have made or any representations, warranty, agreement, promise or information, written or oral, made by the other party or any other person other than as specifically set forth herein.

12.2

Access to Books and Records. During the course of this transaction through Closing, each party agrees to make available for inspection all corporate books, records and assets, and otherwise afford to each other and their respective representatives, reasonable access to all documentation and other information concerning the business, financial and legal conditions of each other for the purpose of conducting a due diligence investigation thereof. Such due diligence investigation shall be for the purpose of satisfying each party as to the business, financial and legal condition of each other for the purpose of determining the desirability of consummating the proposed transaction. The Parties further agree to keep confidential and not use for their own benefit, except in accordance with this Agreement, any information or documentation obtained in connection with any such investigation.

12.3

Further Assurances. If, at any time after the Closing, the parties shall consider or be advised that any further deeds, assignments or assurances in law or that any other things are necessary, desirable or proper to complete the merger in accordance with the terms of this agreement or to vest, perfect or confirm, of record or otherwise, the title to any property or rights of the parties hereto, the Parties agree that their proper officers and directors shall execute and deliver all such proper deeds, assignments and assurances in law and do all things necessary, desirable or proper to vest, perfect or confirm title to such property or rights and otherwise to carry out the purpose of this Agreement, and that the proper officers and directors the parties are fully authorized to take any and all such action.

12.4

Notice. All communications, notices, requests, consents or demands given or required under this Agreement shall be in writing and shall be deemed to have been duly given when delivered to, or received by prepaid registered or certified mail or recognized overnight courier addressed to, or upon receipt of a facsimile sent to, the party for whom intended, as follows, or to such other address or facsimile number as may be furnished by such party by notice in the manner provided herein:

If to the Company:

Global Entertainment Holdings/Equities, Inc.
703 Waterford Way, Suite 690
Miami, Florida 33126
Attention: President
Fax: (305) 373-4668

If to Acquisition:

Bayshore Media Group

3960 Howard Hughes Pkwy Suite 500

Las Vegas, NV 89109
Attention: President

Fax: (702) 990-3501

If to the Shareholders:

____________________

____________________

Fax:

12.5

Entire Agreement. This Agreement, the Schedules and any instruments and agreements to be executed pursuant to this Agreement, sets forth the entire understanding of the parties hereto with respect to its subject matter, merges and supersedes all prior and contemporaneous understandings with respect to its subject matter and may not be waived or modified, in whole or in part, except by a writing signed by each of the parties hereto. No waiver of any provision of this Agreement in any instance shall be deemed to be a waiver of the same or any other provision in any other instance. Failure of any party to enforce any provision of this Agreement shall not be construed as a waiver of its rights under such provision.

12.6

Successors and Assigns. This Agreement shall be binding upon, enforceable against and inure to the benefit of, the parties hereto and their respective heirs, administrators, executors, personal representatives, successors and assigns, and nothing herein is intended to confer any right, remedy or benefit upon any other person. This Agreement may not be assigned by any party hereto except with the prior written consent of the other parties, which consent shall not be unreasonably withheld.

12.7

Governing Law. This Agreement shall in all respects be governed by and construed in accordance with the laws of the State of Florida are applicable to agreements made and fully to be performed in such state, without giving effect to conflicts of law principles. Any suit, action, proceeding or litigation arising out of or relating to this Agreement shall be brought and prosecuted in any Florida State Court sitting in the County of Miami-Dade, Florida and any Federal Court sitting in the Southern District of the State of Florida.

12.8

Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

12.9

Construction. Headings contained in this Agreement are for convenience only and shall not be used in the interpretation of this Agreement. References herein to Articles, Sections and Exhibits are to the articles, sections and exhibits, respectively, of this Agreement. The Disclosure Schedules are hereby incorporated herein by reference and made a part of this Agreement. As used herein, the singular includes the plural, and the masculine, feminine and neuter gender each includes the others where the context so indicates.

12.10

Severability. If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction, this Agreement shall be interpreted and enforceable as if such provision were severed or limited, but only to the extent necessary to render such provision and this Agreement enforceable.

IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the date first set forth above.

GLOBAL ENTERTAINMENT HOLDINGS/EQUITIES, INC.
By:
Bryan Abboud, Chief Executive Officer

BAYSHORE MEDIA GROUP
By:
Jacob Dadon, Chief Executive Officer

SHAREHOLDERS

Name:

Amendment to Share Exchange Agreement Dated April 10, 2006

This amendment (“Amendment”) shall serve as an amendment to the SHARE EXCHANGE AGREEMENT (“Agreement”), dated as of April 10, 2006, by and among Global Entertainment Holdings/Equities, Inc., a Colorado corporation (the “Company”) and Bayshore Media Group, a Nevada corporation (“Acquisition”); and the shareholders of Acquisition identified on Schedule 1.1 of the Agreement.

In consideration of the promises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Acquisition hereby agree as follows:

1.

The Closing shall occur within ___ days following the completion of the Asset Purchase Agreement by and between the Company and V.I.P. Management Services N.V.

2.

The Company shall acquire from the Shareholders all of the Equity Interests in exchange for the issuance by the Company of an aggregate of up to 194,541,008 shares of the Company’s common stock.

3.

Immediately prior to Closing the Company shall have no more than 2,971,606 shares of its common stock outstanding on a fully diluted basis.

4.

The shareholders of the Company listed on the schedule attached hereto agree to a “lock up” agreement restricting the public sale of an aggregate of approximately 1,188,642 shares of the Company’s common stock (post reverse split, fully diluted basis) held by such shareholders for a period of 12 months from the date of the Closing.

All of the remaining terms and conditions, except as modified hereby, of the Agreement shall remain in full force and effect.

GLOBAL ENTERTAINMENT HOLDINGS/EQUITIES, INC.

By:
Bryan Abboud, Chief Executive Officer

BAYSHORE MEDIA GROUP

By:
Jacob Dadon, Chief Executive Officer

APPENDIX C

ARTICLES OF AMENDMENT TO THE

ARTICLES OF INCORPORATION OF

GLOBAL ENTERTAINMENT HOLDINGS/EQUITIES, INC.

Pursuant to the Business Corporation Act of the State of Colorado, the undersigned Chief Executive Officer of Global Entertainment Holdings/Equities, Inc., a corporation organized and existing under and by virtue of the Business Corporation Act of the State of Colorado (the “Corporation”), does hereby certify:

FIRST:  Article Fourth of the Articles of Incorporation of this Corporation is amended to read in its entirety as follows:

FOURTH:

(a)

The aggregate number of shares which the corporation shall have authority to issue is Five Hundred Million (500,000,000) shares of common stock, $0.001 par value, and Twenty-Five Million (25,000,000) shares of preferred stock, $0.001 par value. These preferred shares may be issued in one or more series at the discretion of the Board of Directors.

(b)

Each shareholder of record shall have one vote for each share of common stock standing in his or her name on the books of the corporation and entitled to vote, except that in the election of directors he or she shall have the right to vote such number of shares for as many persons as there are directors to be elected. Cumulative voting shall not be allowed in the election of directors or for any other purpose.

(c)

No shareholder of the corporation shall have any preemptive or similar right to acquire any additional unissued or treasure shares of stock, or for other securities of any class, or for right, warrants, options to purchase stock or for scrip, or for securities of any kind convertible into stock or carrying stock purchase warrants or privileges.

(d)

The board of directors may, from time to time, distribute to the shareholders in partial liquidation, out of stated capital or capital surplus of the corporation, a portion of its assets, in cash or property, subject to the limitations contained in the statutes of Colorado.

SECOND:  Article Fourth is hereby further amended as follows:

A reverse stock split in the ratio of 1-for 3 is hereby affected, by the addition of the following provision to the end of Article IV thereof as heretofore amended :

“Reverse Stock Split”: At the close of business on the date of filing of these Articles of Amendment to the Articles of Incorporation (the “Effective Date”), each share of the Corporation’s Common Stock, $.001 value, issued and outstanding immediately prior to the Effective Date (the “Old Common Stock”) shall automatically and without any action on the part of the holder thereof be reclassified as and changed, pursuant to a reverse stock split (the “Reverse Stock Split”), into a fraction thereof of 1/3rd of a share of the Corporation’s outstanding Common Stock, $.001 value (the “New Common Stock”), subject to the treatment of fractional share interests as described below. Each holder of a certificate or certificates which immediately prior to the Effective Date represented outstanding share of Old Common Stock (the “Old Certificates,” whether one or more) representing the number of whole shares of the New Common Stock into which and for which the shares of the Old Common Stock formerly represented by such Old certificates so surrendered are reclassified under the terms hereof. From and after the Effective Date, Old Certificates shall represent only the right to receive New Certificates pursuant to the provisions hereof. No certificates or scrip representing fractional share interests in New Common Stock will be issued, and no such fractional share interest will entitle the holder thereof to vote, or to any rights of a shareholder of the Corporation. Any fraction of a share of New Common Stock to which the holder would otherwise be entitled will be adjusted upward to the nearest whole share. From and after the Effective Date, the amount of capital represented by the shares of the New Common Stock into which and for which the shares of the Old Common Stock are reclassified under the terms hereof shall be the same as the amount of capital represented by the shares of Old Common Stock so reclassified, until thereafter reduced of increased in accordance with applicable law.

FOURTH:  These Articles of Amendment have been approved and adopted by the Corporation’s Board of Directors by Written Consent of the Board dated, 2006, pursuant to the Colorado Business Corporation Act and

C-1

notice having been properly given to the shareholders in accordance with Sections 7-108-202, 7-107-105 and 7-110-103 of the Colorado Business Corporation Act, at a meeting of shareholders held on, the number of votes cast for the amendment by the shareholders entitled to vote on the amendment was sufficient for approval by the shareholders.

IN WITNESS WHEREOF, the undersigned, being the Chief Executive Officer of the Corporation, has executed these Articles of Amendment as of ______ __, 2006.

Bryan Abboud, Chief Executive Officer

C-2

APPENDIX D

May 31, 2006

Board of Directors

Global Entertainment Holdings/Equities, Inc.

703 Waterford Way

Suite 690

Miami, FL 33126

Gentlemen:

Stenton Leigh Valuation Group, Inc. (“Stenton Leigh”) has been advised that, Bayshore Media Group (“Bayshore” or “BMG”) and Global Entertainment Holdings/Equities, Inc. (“Global Entertainment” or “GAMM” or the “Company”) have entered into a share exchange agreement. Under the share exchange Global Entertainment will issue an aggregate of 194,541,008 shares of common stock to the shareholders of Bayshore in exchange for a wholly owned interest in Bayshore. In addition, Global Entertainment will issue 500,000 shares to three independent consultants as payment for their services in connection with the share exchange. Prior to the share exchange Global Entertainment’s subsidiary IGW Software, N.V. will dispose of all of its entertainment software development business assets and liabilities, which will be purchased by VIP Management Services, N. V. (“VIP”) for an amount of $4,900,000. VIP is Global Entertainment’s principal client accounting for over 98% of 2005 revenues. The series of business arrangements above are collectively referred to herein by Stenton Leigh as the “Transaction”.

We have been retained to render an opinion as to whether, on the date of this opinion, the Transaction is fair, from a financial point of view, to the existing Global Entertainment shareholders.

We have not been requested to opine as to, and the opinion does not in any manner address, the relative merits of the Transaction as compared to any alternative business strategy that might exist for GAMM, the decision on whether GAMM should complete the Transaction, or other alternatives to the Transaction that might exist for GAMM. The amount of consideration being paid by VIP Management Services, N.V. to acquire the existing operating business of GAMM and the consideration for the reverse merger with Bayshore were determined pursuant to negotiations between the Company and the relevant parties and not pursuant to recommendations of SL.

In arriving at its opinion, SL took into account an assessment of general economic, market and financial conditions, as well as its experience in connection with similar transactions and securities valuations generally. In doing so, among other things, SL:

•

Reviewed the Asset Purchase Agreement and Share Exchange Agreements;

•

Reviewed publicly available financial information and other data with respect to GAMM, including the Annual Report on Form 10-KSB for the year ended December 31, 2005;

•

Reviewed publicly available financial information and other data with respect to GAMM, including the Quarterly Report on Form 10-QSB for the quarter ended March 31, 2006;

•

Reviewed non-public financial information and other data with respect to BMG, including the audited financial statements for the twelve months ended December 31, 2005, as well as the unaudited financial statements for the five months ended March 31, 2006;

•

Reviewed and analyzed the Transaction’s pro-forma impact on GAMM’s capitalization;

•

Reviewed and analyzed the Transaction’s pro-form impact on GAMM’s securities outstanding and stockholder ownership;

•

Considered the historical financial results and present financial condition of GAMM and BMG;

•

Reviewed the trading market for GAMM’s common stock;

•

Reviewed and analyzed certain financial characteristics of publicly-traded companies that were deemed to have characteristics comparable to GAMM and BMG;

•

Reviewed and analyzed certain financial characteristics of target companies in transactions where such target company was deemed to have characteristics comparable to that of GAMM and BMG;

•

Reviewed and relied upon the Independent Fair Value Report prepared on November 14, 2005 on Bayshore’s media assets by Evans & Evans, Inc. which was updated to May 31, 2006;

•

Reviewed and relied upon the independent valuation of the common shares of GAMM at August 31, 2005, issued on September 16, 2005 by Trugman Valuation Associates, Inc. and

•

Reviewed with Global Entertainment management the VIP offer.

SL also performed such other analyses and examinations as it deemed appropriate and held discussions with GAMM and BMG management in relation to certain financial and operating information furnished to SL, including financial analyses with respect to their respective businesses and operations.

In arriving at its opinion, SL relied upon and assumed the accuracy and completeness of all of the financial and other information that was used without assuming any responsibility for any independent verification of any such information. Further, SL relied upon the assurances of GAMM and BMG management that they were not aware of any facts or circumstances that would make any such information inaccurate or misleading. With respect to the financial information and projections utilized, SL assumed that such information has been reasonably prepared on a basis reflecting the best currently available estimates and judgments, and that such information provides a reasonable basis upon which it could make an analysis and form an opinion. SL did not make a physical inspection of the properties and facilities of GAMM and BMG but did obtain the independent valuations and appraisals of both GAMM and BMG as outlined above from GAMM and BMG, respectively. In addition, SL did not attempt to confirm whether GAMM and BMG had good title to their respective assets.

SL assumed that the transaction will be consummated in a manner that complies in all respects with the applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all other applicable federal and state statutes, rules and regulations. SL assumes that each of the Transactions will be consummated substantially in accordance with the terms set forth in the share exchange agreement and asset purchase agreement, without any further amendments thereto, and that any amendments, revisions or waivers thereto will not be detrimental to the existing stockholders of GAMM.

SL’s opinion is necessarily based upon market, economic and other conditions as they existed on, and could be evaluated as of May 31, 2006. Accordingly, although subsequent developments may affect its opinion, SL has not assumed any obligation to update, review or reaffirm its opinion.

The preparation of a fairness opinion is a complex process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a fairness opinion is not readily susceptible to partial analysis or summary description. In arriving at its opinion, SL made qualitative judgments as to the relevance of each analysis and factor that it considered. In addition, SL may have given various analyses more or less weight than other analyses, and may have deemed various assumptions more or less probable than other assumptions, so that the range of valuations resulting from any particular analysis described above should not be taken to be SL’s view of the value of GAMM’s assets. The estimates contained in SL’s analyses and the ranges of valuations resulting from any particular analysis are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than suggested by such analyses. In addition, analyses relating to the value of businesses or assets neither purports to be appraisals nor do they necessarily reflect the prices at which businesses or assets may actually be sold. Accordingly, SL’s analyses and estimates are inherently subject to substantial uncertainty. SL believes that its analyses must be considered as a whole and that selecting portions if its analyses or the factors it considered, without considering all analyses and factors collectively, could create an incomplete and misleading view of the process underlying the analyses performed by SL in connection with the preparation of its opinion. The analyses performed were prepared solely as part of SL’s analysis of the fairness, from a financial point of view, of the Transaction to the existing Global Entertainment stockholders, and were provided to GAMM’s board of directors in connection with the delivery of SL’s opinion. The opinion of SL was just one of the many factors taken into account by GAMM’s board of directors in making its determination to approve the Transaction, including those described elsewhere in the GAMM information statement.

Our opinion is for the use and benefit of the Company’s Board of Directors in connection with its consideration of the Transaction and is not intended to be and does not constitute a recommendation to any stockholder of the Company whether such stockholder should take any action, if required, in connection with the contemplated Transaction. SL does not express any opinion as to the future performance of the Company or BMG, or the price at which the Company’s common stock would trade at any time in the future. Based upon and subject to the foregoing, it is our opinion that, as of the fairness opinion date, the Transaction is fair, from a financial point of view, to the existing Global Entertainment stockholders.

Very truly yours,

STENTON LEIGH VALUATION GROUP, INC.

APPENDIX E

ARTICLE 113
DISSENTERS’ RIGHTS

7-113-101. Definitions.

For purposes of this article:

(1)

“Beneficial shareholder” means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

(2)

“Corporation” means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

(3)

“Dissenter” means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

(4)

“Fair value”, with respect to a dissenter’s shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

(5)

“Interest” means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

(6)

“Record shareholder” means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

(7)

“Shareholder” means either a record shareholder or a beneficial shareholder.

7-113-102. Right to dissent.

(1)

A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder’s shares in the event of any of the following corporate actions:

(a)

Consummation of a plan of merger to which the corporation is a party if:

(I)

Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or

(II)

The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;

(b)

Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

(c)

Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102 (1); and

(d)

Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102 (2).

(1.3)

A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal “Securities Exchange Act of 1934”, as amended, or on the national market system of the national association of securities dealers automated quotation system, or were held of record by more than two thousand shareholders, at the time of:

(a)

The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders’ meeting at which the corporate action is submitted to a vote;

(b)

The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to the corporate action; or

(c)

The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

(1.8)

The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder’s shares, pursuant to the corporate action, anything except:

(a)

Shares of the corporation surviving the consummation of the plan of merger or share exchange;

(b)

Shares of any other corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal “Securities Exchange Act of 1934”, as amended, or on the national market system of the national association of securities dealers automated quotation system, or will be held of record by more than two thousand shareholders;

(c)

Cash in lieu of fractional shares; or

(d)

Any combination of the foregoing described shares or cash in lieu of fractional shares.

(2)

(Deleted by amendment, L. 96, p. 1321, § 30, effective June 1, 1996.)

(2.5)

A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder’s shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

(3)

A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder’s shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.

(4)

A shareholder entitled to dissent and obtain payment for the shareholder’s shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

7-113-103. Dissent by nominees and beneficial owners.

(1)

A record shareholder may assert dissenters’ rights as to fewer than all the shares registered in the record shareholder’s name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters’ rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

(2)

A beneficial shareholder may assert dissenters’ rights as to the shares held on the beneficial shareholder’s behalf only if:

(a)

The beneficial shareholder causes the corporation to receive the record shareholder’s written consent to the dissent not later than the time the beneficial shareholder asserts dissenters’ rights; and

(b)

The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

(3)

The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters’ rights as to all such shares as to which there is no limitation on the ability to exercise dissenters’ rights. Any such requirement shall be stated in the dissenters’ notice given pursuant to section 7-113-203.

7-113-201. Notice of dissenters’ rights.

(1)

If a proposed corporate action creating dissenters’ rights under section 7-113-102 is submitted to a vote at a shareholders’ meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters’ rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders’ meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder’s shares under this article by reason of the shareholder’s failure to comply with the provisions of section 7-113-202 (1).

(2)

If a proposed corporate action creating dissenters’ rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters’ rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders’ meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder’s shares under this article by reason of the shareholder’s failure to comply with the provisions of section 7-113-202 (2).

7-113-202. Notice of intent to demand payment.

(1)

If a proposed corporate action creating dissenters’ rights under section 7-113-102 is submitted to a vote at a shareholders’ meeting and if notice of dissenters’ rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (1), a shareholder who wishes to assert dissenters’ rights shall:

(a)

Cause the corporation to receive, before the vote is taken, written notice of the shareholder’s intention to demand payment for the shareholder’s shares if the proposed corporate action is effectuated; and

(b)

Not vote the shares in favor of the proposed corporate action.

(2)

If a proposed corporate action creating dissenters’ rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters’ rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (2), a shareholder who wishes to assert dissenters’ rights shall not execute a writing consenting to the proposed corporate action.

(3)

A shareholder who does not satisfy the requirements of subsection (1) or (2) of this section is not entitled to demand payment for the shareholder’s shares under this article.

7-113-203. Dissenters’ notice.

(1)

If a proposed corporate action creating dissenters’ rights under section 7-113-102 is authorized, the corporation shall give a written dissenters’ notice to all shareholders who are entitled to demand payment for their shares under this article.

(2)

The dissenters’ notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters’ rights under section 7-113-102 and shall:

(a)

State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

(b)

State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

(c)

Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

(d)

Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

(e)

Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

(f)

State the requirement contemplated in section 7-113-103 (3), if such requirement is imposed; and

(g)

Be accompanied by a copy of this article.

7-113-204. Procedure to demand payment.

(1)

A shareholder who is given a dissenters’ notice pursuant to section 7-113-203 and who wishes to assert dissenters’ rights shall, in accordance with the terms of the dissenters’ notice:

(a)

Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203 (2) (d), duly completed, or may be stated in another writing; and

(b)

Deposit the shareholder’s certificates for certificated shares.

(2)

A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder’s exercise of dissenters’ rights and has only the right to receive payment for the shares after the effective date of such corporate action.

(3)

Except as provided in section 7-113-207 or 7-113-209 (1) (b), the demand for payment and deposit of certificates are irrevocable.

(4)

A shareholder who does not demand payment and deposit the shareholder’s share certificates as required by the date or dates set in the dissenters’ notice is not entitled to payment for the shares under this article.

7-113-205. Uncertificated shares.

(1)

Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

(2)

In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.

7-113-206. Payment.

(1)

Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters’ rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation’s current record of shareholders for the record shareholder holding the dissenter’s shares, the amount the corporation estimates to be the fair value of the dissenter’s shares, plus accrued interest.

(2)

The payment made pursuant to subsection (1) of this section shall be accompanied by:

(a)

The corporation’s balance sheet as of the end of its most recent fiscal year or, if that is not available, the corporation’s balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders’ equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;

(b)

A statement of the corporation’s estimate of the fair value of the shares;

(c)

An explanation of how the interest was calculated;

(d)

A statement of the dissenter’s right to demand payment under section 7-113-209; and

(e)

A copy of this article.

7-113-207. Failure to take action.

(1)

If the effective date of the corporate action creating dissenters’ rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

(2)

If the effective date of the corporate action creating dissenters’ rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters’ notice, as provided in section 7-113-203, and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable.

7-113-208. Special provisions relating to shares acquired after announcement of proposed corporate action.

(1)

The corporation may, in or with the dissenters’ notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters’ rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter’s payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters’ rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters’ rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

(2)

An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206 (2).

7-113-209. Procedure if dissenter is dissatisfied with payment or offer.

(1)

A dissenter may give notice to the corporation in writing of the dissenter’s estimate of the fair value of the dissenter’s shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation’s offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

(a)

The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;

(b)

The corporation fails to make payment under section 7-113-206 within sixty days after the date set by the corporation by which the corporation must receive the payment demand; or

(c)

The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207 (1).

(2)

A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter’s shares.

APPENDIX F

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 10-QSB

______________

☒  Quarterly report Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934 for the quarterly period ended March 31, 2006

☐  Transition report under Section 13 or 15(d) of the Securities Exchange
Act of 1934 for the transition period

From _______________ to _______________

Commission file number: 0-27637

______________

Global Entertainment Holdings/Equities, Inc.

(Name of small business issuer in its charter)

______________

Colorado	47-0811483
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

703 Waterford Way, Suite 690, Miami, Florida 33126

(Address of principal executive offices) (Zip Code)

(305) 374-2036

(Issuer’s telephone number)

Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes  ☒    No  ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes  ☐    No  ☒

APPLICABLE ONLY TO ISSUERS INVOLVED IN BANKRUPTCY

PROCEEDINGS DURING THE PRECEDING FIVE YEARS

Check whether the registrant filed all documents and reports required to be filed by Section 12, 13 or 15(d) of the Exchange Act after the distribution of securities under a plan confirmed by a court. Yes  ☐    No  ☐

APPLICABLE ONLY TO CORPORATE ISSUERS

State the number of shares outstanding of each issuer’s classes of common equity, as of the latest practicable date:

As of May 12, 2006, there were 7,555,244 outstanding shares of the issuer’s common stock, par value $0.001.

Transitional Small Business Disclosure Format (Check one): Yes  ☐    No  ☒

PART I - FINANCIAL INFORMATION

ITEM 1.

FINANCIAL STATEMENTS.

GLOBAL ENTERTAINMENT HOLDINGS/EQUITIES, INC. & SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	As of March 31, 2006	As of December 31, 2005
	(unaudited)	(see Note 2)
ASSETS
Current Assets:
Cash	$569,376	$102,724
Accounts receivable net of allowance for doubtful accounts	149,491	86,026
Prepaid expenses	46,221	56,604
Other current assets	3,763	5,061
Total Current Assets	768,851	250,415
Property & Equipment
Office Improvements	22,981	22,981
Computer Equipment	2,595,662	2,590,082
Furniture & Fixtures	265,876	262,028
Other	237,946	234,882
	3,122,465	3,109,973
Less accumulated depreciation	2,728,943	(2,653,909)
Total Property & Equipment	393,522	456,064
Other Assets
Software developed for licensing, net	1,979,862	1,518,474
Other assets	133,098	133,097
Total Other Assets	2,112,960	1,651,571
Total Assets	$3,275,333	$2,358,050
LIABILITIES & STOCKHOLDERS’ EQUITY
Current Liabilities
Current portion of long term debt	$296,632	$131,937
Accounts payable and accrued expenses	544,931	436,217
Customer deposit	949,375	449,375
Current portion of capital lease obligation	38,303	64,109
Income Taxes Payable to foreign jurisdiction	84,802	84,802
Deferred Rent	15,104	16,854
Total Current Liabilities	1,929,147	1,183,294
Customer deposits	295,500	295,500
Total Liabilities	2,224,647	1,478,794
Stockholders’ Equity
Preferred Stock, 25,000,000 Shares Authorized, None Issued	—	—
Common Stock, 100,000,000 Shares Authorized Par Value of $.001; 7,755,256 and 7,535,256 issued and outstanding, respectively	7,556	7,536
Additional paid in capital	2,259,448	2,242,018
Accumulated deficit	(1,216,318)	(1,370,298)
Stockholders’ Equity	1,050,686	879,256
Total Liabilities and Stockholders’ Equity	$3,275,333	$2,358,050

See accompanying summary of accounting principles and notes to consolidated financial statements.

GLOBAL ENTERTAINMENT HOLDINGS/EQUITIES, INC. & SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(UNAUDITED)

	For the Three Months Ended March 31
	2006	2005
Total Revenues	$1,035,754	$1,056,425
Cost of Sales	401,731	407,684
Gross Profit	634,023	648,741
Expenses
Depreciation & Amortization	11,217	144,059
Occupancy costs	60,802	57,276
Professional Fees	67,818	19,916
Financial & Investor Relations	16,651	9,619
Administrative Expenses	98,008	86,135
Advertising and Marketing	78,628	49,336
Wages and Salaries	139,557	127,175
Total Expenses	472,681	493,516
Income from Operations	161,342	155,225
Other Income(Expenses)
Interest(Expense)	(9,369)	(29,341)
Interest Income	1,998	828
Other Income(Expense)	9	—
Total Other Income (Expenses)	(7,362)	(28,513)
Income Before Taxes	153,980	126,712
Net Income	$153,980	$126,712
Basic and Diluted Earnings Per Share:
Basic Income Per share	$0.02	$0.02
Diluted Income Per Share	$0.02	$0.01
Basic and Diluted Weighted Average Shares:
Basic	7,536,618	7,641,134
Diluted	7,984,942	8,615,963

See accompanying summary of accounting principles and notes to consolidated financial statements.

GLOBAL ENTERTAINMENT HOLDINGS/EQUITIES, INC. & SUBSIDIARIES

STATEMENTS OF CASH FLOWS

(UNAUDITED)

	For the Three Months Ended March 31
	2006	2005
Cash Flows from Operating Activities
Net Income	$153,980	$126,712
Adjustments to Reconcile Net Income to Net Cash Provided by Operating Activities:
Depreciation and Amortization	111,719	188,266
(Gain) Loss on disposal of fixed assets	(9)	10,475
Option Expense	8,700	—
Change in Operating Assets & Liabilities
Accounts Receivable	(63,465)	74,615
Prepaid Expenses and other assets	11,681	(16,184)
Accounts Payable and Accrued Expenses	108,714	54,954
Deferred Rent	(1,750)	(14,744)
Other	—	11,433
Customer Deposits	500,000	—
Net Cash Provided By Operating Activities	$829,570	$435,527
Cash Flows from Investing Activities
Purchase of equipment and software	(16,014)	(40,659)
Development of software	(494,843)	(289,981)
Proceeds on disposal of equipment	300	—
Net Cash (Used) in Investing Activities	$(510,557)	$(330,640)
Cash Flows from Financing Activities
Payments on capital lease obligations	(25,806)	(22,007)
Proceeds from notes payable	245,000	50,000
Payment on Notes Payable	(80,305)	(181,546)
Issuance of Common Stock	8,750	10,000
Net Cash Provided By (Used In) Financing Activities	$147,639	$(143,553)
Increase (Decrease) in Cash & Cash Equivalents	466,652	(38,666)
Cash & Cash Equivalents at Beginning of Period	102,724	233,456
Cash & Cash Equivalents at End of Period	$569,376	$194,790
Disclosures from Operating Activities:
Interest Expense	$9,369	$29,341

See accompanying summary of accounting principles and notes to consolidated financial statements.

GLOBAL ENTERTAINMENT HOLDINGS/EQUITIES, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2006 AND 2005

(UNAUDITED)

Note 1 - General

Global Entertainment Holdings/Equities, Inc. (the Company), was incorporated on July 10, 1997, in Colorado as Masadi Resources, Inc. On February 10, 1998, the name was changed to International Beverage Corporation. On August 27, 1998, International Beverage Corporation merged with Global Entertainment Holdings/Equities, Inc., and subsequently the surviving corporation became known as Global Entertainment Holdings/Equities, Inc.

Principles of Consolidation

The Company currently has two wholly owned subsidiaries; IGW Software NV, (“IGW”), a Netherlands Antilles Corporation in Curacao, Netherlands Antilles, and Prevail Online, Inc., (“Prevail”), a Colorado Corporation. IGW, is engaged in the conception and creation of interactive digital entertainment software programs for the gaming and wagering industry. Prevail, was purchased in August of 1999 and it is currently inactive. The accompanying consolidated financial statements include the accounts of the company and its wholly-owned subsidiaries. Inter-company transactions and balances have been eliminated in consolidation.

Liquidity

The Company has incurred substantial losses in prior years. Historically, the Company has relied on operating cash flows for its liquidity. The Company has a working capital deficiency of $1,160,296. Debt payments of $296,632 and capital lease obligations of $38,303 are due within the next year. Management has implemented various cost saving programs as a result of these factors and believes that third and related party financing will be available to enable the Company to continue as a going concern. During this period, the Company obtained a $200,000 loan from one of its shareholders and a $45,000 loan from its CEO to cover the Company’s working capital needs.

As a result of the foregoing, management has, from time-to-time considered, and expects to continue to consider, strategic alternatives to maximize shareholder value. In accordance with this strategy, the Company recently entered into a non binding letter of intent with Bayshore Media Group, a recently organized Nevada company. The primary asset of Bayshore Media Group consists of the exclusive rights to fourteen full length feature films. The Company is considering a proposal to acquire all of the outstanding common stock of Bayshore Media Group from its shareholders in exchange for shares of its restricted common stock. Concurrent with the proposed acquisition, the Company would sell all of its assets to its chief executive officer and a group of shareholders of the Company in consideration of these related parties returning shares of outstanding common stock to treasury. Such shares would be cancelled. Completion of the proposed transaction is subject to certain conditions, including but not limited to, satisfactory completion of due diligence, approval of each company’s board of directors, clearing any regulatory issues and approval by the Company’s shareholders.

Note 2 - Basis of Presentation

The unaudited financial statements included herein have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to Form 10-QSB and Item 310(b) of Regulation S-B. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the three months ended March 31, 2006 are not necessarily indicative of the results that may be expected for the year ended December 31, 2006. The December 31, 2005 balance sheet was derived from audited financial statements, but does not include all disclosures required by generally accepted accounting principles. Certain information and note disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations relating to interim consolidated financial statements. For further information, the statements should be read in conjunction with the financial statements and notes thereto included in the Company’s financial statements and notes in the Form 10KSB for the year ended December 31, 2005.

GLOBAL ENTERTAINMENT HOLDINGS/EQUITIES, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2006 AND 2005

(UNAUDITED)

Note 3 - Commitments and Contingencies

The Company and its subsidiaries are suppliers of software and hosting services to the internet gaming industry, but the Company does not manage, operate or own any gaming or wagering activities or entities. Some governmental jurisdictions, such as the United Kingdom, have adopted legislation to regulate internet gaming, whereas others are considering its prohibition. The uncertainty surrounding the regulation or prohibition of internet gaming could have a material adverse effect on the Company’s business, revenues, operating results and financial condition.

Note 4 - Debt

The Company has the following obligations:

	March 31, 2006	December 31, 2005
Notes to shareholders, payable in monthly installments, bearing interest at 15% and due in various dates ranging from June to August 2006	$33,285	$59,453
Note to shareholder, payable interest only at 12% in monthly installments, principal due in full August, 2006	200,000	—
Note to related party due on demand, bearing interest at 15%	45,000	—
Notes to former shareholder related to the settlement agreement, payable in monthly installments, bearing interest at 10% due on April 7, 2006	18,347	72,484
	$296,632	$131,937
Less current portion	296,632	131,937
Long-term debt	$-0-	$-0-

Note 5 - Income Taxes

No provision for income taxes has been reflected for the three months ended March 31, 2006 as the company has sufficient net operating loss carry forwards to offset taxable income. As of March 31, 2006, the valuation allowance offsets the total net deferred tax asset balance.

Note 6 - Stock Based Compensation

In December 2004, the Financial Accounting Standards Board (FASB) issued SFAS No. 123R, “Share-Based Payment”. SFAS No. 123R established standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services. It also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity’s equity instrument or that may be settled by the issuance of those equity instruments. This statement require a public entity to measure the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award (with limited exceptions). That cost will be recognized over the period during which an employee is required to provide service in exchange for the award.

SFAS No. 123R is effective for all awards granted on or after December 15, 2005 and for awards modified, repurchased, or cancelled after that date. SFAS 123R requires that compensation cost be recognized on or after the effective date for the unvested portion of outstanding awards, as of the effective date, based on the grant-date fair value of those awards calculated under SFAS No. 123, “Accounting for Stock-Based Compensation.” Share-based compensation expenses include the impact of expensing the fair value of stock options as well as expenses associated with non-vested share awards. The Company adopted the provisions of SFAS No. 123R effective January 1, 2006, using the modified prospective transition method.

GLOBAL ENTERTAINMENT HOLDINGS/EQUITIES, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2006 AND 2005

(UNAUDITED)

Note 6 - Stock Based Compensation (Continued)

Prior to December 15, 2005, the Company applied the intrinsic-valued based method of accounting prescribed by Accounting Principles Board (APB) Opinion No. 25, “Accounting for Stock Issued to Employees”, and related interpretations, including FASB Interpretation (FIN) No. 44, “Accounting for Certain Transactions Involving Stock Compensation, an Interpretation of APB Opinion No. 25”. Under this methodology, the Company adopted the disclosure requirements of SFAS No. 123, and recognized compensation expense only if, on the date of grant, the market price of the underlying stock exceeded the exercise price.

On December 31, 2005, the Company granted stock options and accordingly has adopted the modified prospective transition method and determines fair value using the Black-Scholes valuation method. Accordingly, prior periods have not been restated to reflect stock-based compensation under SFAS 123(R). The Company recorded the following amounts of stock-based compensation for the three months ended March 31, 2006:

General and administrative expenses                                                 $8,700

No income tax benefit has been recorded as the Company has a full valuation allowance and management has concluded that it is more likely than not that the net deferred tax asset will not be realized. As of March 31, 2006, there was approximately $96,000 of total unrecognized compensation costs related to stock options granted on December 31, 2005. These costs are expected to be recognized over a 4-year period.

Estimated fair value of options granted during 2005 was estimated on the date of grant using the Black Scholes model with the following assumptions: Risk-free interest rate 4% for 2005, dividend yield - 0% for 2005, volatility 161.9% for 2005, and a remaining life of the options ranging from 6 to 10 years for 2005. There were no options granted during the three month period ending March 31, 2006.

The following table illustrates the effect on net income and earnings per share for the three months ended March 31, 2005 as if the fair valued based methodology prescribed by SFAS 123 had been applied to all outstanding and unvested awards:

For the Period Ended March 31 2005
Net income available to common shareholders:
As reported	$126,712
Deduct stock based compensation	(6,698)
Pro forma	$120,014
Basic earnings per share:
Common share as reported	0.02
Common share pro forma	0.02
Diluted earnings per share:
Common share as reported	0.02
Common share pro forma	0.02

Note 7 - Economic Dependence

One licensee accounted for 100% of consolidated net revenues for the three month period ended March 31, 2006 and 2005. The loss of this licensee would jeopardize our ability to continue as a going concern.

GLOBAL ENTERTAINMENT HOLDINGS/EQUITIES, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2006 AND 2005

(UNAUDITED)

Note 8 - Segment Information

The Company groups its business into two geographic segments; The United States of America and Curacao, Netherlands Antilles.

	Development Management Services (USA)	Software (Netherlands Antilles)	Total
March 31, 2006
Revenues	$—	$1,035,754	$1,035,754
Operating Income(Loss)	(32,030)	193,372	161,342
Total Assets	271,674	3,003,659	3,275,333
Depreciation and Amortization	22,625	89,094	111,719
March 31, 2005
Revenues	$18,000	$1,038,425	$1,056,425
Operating Income(Loss)	(53,873)	209,098	155,225
Total Assets	426,895	1,671,075	2,097,970
Depreciation and Amortization	42,900	145,366	188,266

Note 9 - Customer Deposits

During the three months ended March 31, 2006, the Company received $500,000 in deposits from its Licensee. This deposit is to be applied toward the purchase of software code by the licensee. The terms of this purchase have not been finalized.

During the year ended December 31, 2005, the Company received $550,000 in deposits from its Licensee. Under the terms of the deposits with its Licensee, $275,000 is payable to the Licensee within six months of acceptance of the Company’s release of its new software, Elements. The balance is due on termination of the software licensing agreement.

ITEM 2.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

As used herein, the term “Company,” “we,” “our,” and “us” refers to Global Entertainment Holdings/Equities, Inc., and its subsidiaries and predecessors, unless otherwise indicated.

Forward-Looking Information

This report contains a number of forward-looking statements, which reflect the Company’s current views with respect to future events and financial performance including statements regarding the Company’s projections, and the interactive gaming industry. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results or those anticipated. In this report, the words “anticipates”, “believes”, “expects”, “intends”, “future”, “plans”, “targets” and similar expressions identify forward-looking statements. Readers are cautioned to not place undue reliance on the forward-looking statements contained herein, which speak only as of the date hereof. The Company makes no obligation to publicly revise these forward-looking statements, to reflect events or circumstances that may arise after the date hereof.

Additionally, these statements are based on certain assumptions that may prove to be erroneous and are subject to certain risks including, but not limited to, the Company’s dependence on limited cash resources, and its dependence on certain key personnel within the Company. Accordingly, actual results may differ, possibly materially, from the predictions contained herein.

Business Overview

We provide business development support and administrative assistance for technology-driven subsidiaries that license, develop and host interactive digital entertainment software applications. Our services are technology based only. We do not manage, operate or own any gaming or wagering activity or entity.

We generate our operating revenues exclusively from IGW Software, N.V., (“IGW”) our wholly owned subsidiary, a Netherlands Antilles corporation. IGW is engaged in the development, licensing and hosting of proprietary interactive digital entertainment software. Other services offered to licensees include custom software development and professional services. IGW derives its revenues from licensing fees and consulting services.

Prevail Online, Inc., (“Prevail”) our wholly owned subsidiary, a Colorado corporation, is inactive and during the three months ended March 31, 2006, had no revenues.

We have created a suite of gaming software products to offer our licensees better risk management, ease of use and a back office product that simplifies player and gaming oversight. Our software offers a fully automated online entertainment experience for the licensee’s player. Our online Sportsbook, Racebook and Casino software systems are complemented by the player Loyalty software, the Webmaster Affiliate software, wireless access, Interactive Poker and the Call Center software. All software products are integrated, enabling players to access all of an operator’s affiliated websites seamlessly, using a single account. This integrated feature results in higher revenues for our licensees, as a result of giving players easier access to a larger variety of activities. However, see the following discussion regarding our outlook.

Outlook

While we have had limited success in reducing our operational expenses and we continue to examine ways to reduce costs on a going-forward basis, as a public company we are constantly faced with increasing costs and expenses to comply with SEC reporting obligations. We will be required in fiscal 2007 to comply with the new annual internal control certification pursuant to Section 404 of the Sarbanes-Oxley Act of 2002 and the related SEC rules. We expect that these and other compliance costs of a public company will increase significantly. In addition, our stock has historically been, and continues to be, relatively thinly traded, providing little liquidity for our shareholders. As a result of the foregoing, we have, from time-to-time considered, and expect from time-to-time to continue to consider strategic alternatives to maximize shareholder value. In accordance with this strategy, we recently entered into a non binding letter of intent with Bayshore Media Group, a recently organized Nevada company. The primary asset of Bayshore Media Group consists of the exclusive rights to fourteen full length feature films. We are considering a proposal to acquire all of the outstanding common stock of Bayshore Media Group from its shareholders in exchange for shares of our restricted common stock. Concurrent with the proposed acquisition, we would sell all of our assets to our chief executive officer and a group of shareholders of our company in consideration of these related parties returning shares of our outstanding common stock to our company’s treasury. Such shares would be cancelled. Completion of the proposed transaction is subject to certain conditions, including but not limited to, satisfactory completion of due diligence, approval of each company’s board of directors, clearing any regulatory issues and approval by our shareholders.

Results of Operations

Revenues for the three months ended March 31, 2006 and 2005 were composed of the following elements:

	2006	2005
Recurring Licensing Fees	$776,512	$884,866
Initial License Fees	—	2,000
Hosting Services	176,588	164,559
Custom Development and other income	82,654	5,000
Total	$1,035,754	$1,056,425

Recurring licensing fee income decreased twelve percent to $776,512 from $884,866 for the three months ending March 31, 2006 compared to 2005. The difference resulted from a contractual change in our fee structure to our licensee. Initial licensing fees represent amounts assessed on new installations for the implementation of our products. Hosting Services increased $12,029 to $176,588 for the three months ending March 31, 2006 compared to $164,559 for the three months ending March 31, 2005. This increase is from an increase in bandwidth purchased by our licensee.

The following amounts composed cost of sales for each period:

	2006	2005
Amortization of Proprietary Software	$100,473	$45,851
Bandwidth and network charges	112,135	90,277
Software support and maintenance	39,887	59,387
Salaries	149,236	212,169
Total	$401,731	$407,684

Cost of sales represented 38.7 percent of sales for the three months ended March 31, 2006, compared to 38.6 percent for the three months ended March 31, 2005. Software support and maintenance decreased $19,500 from $59,387 for the three months ending March 31, 2005, to $39,887 for the three months ending March 31, 2006. This decrease occurred as a result of reduced hosting facility costs over the prior year period.

Expenses decreased $29,535 from $493,516 for the three months ended March 31, 2005, to $472,681 for the three months ended March 31, 2006. This decrease resulted from reduced depreciation and amortization expense. Professional fees increased as a result of additional legal and accounting expenses in connection with the proposed reverse merger transaction. Advertising and Marketing expenses increased $29,292 in this period over the same period last year as part of our efforts to expand sales. Administrative expenses increased $11,873 from $86,135 for the three months ending March 31, 2005 to $98,008 for the three months ending March 31, 2006, as a result of increased expenses in our data processing department and higher public relation costs.

Interest expense decreased $19,972 from $29,341 for the period ending March 31, 2005 to $9,369 for the period ending March 31, 2006. The decrease resulted from debt paydown as the loans reached their maturity dates.

Although revenues decreased $20,671 during the current three month period ending March 31, 2006 compared to the same period ending March 31, 2005, net income increased $27,268 period on period. This increase in income can be summarized as resulting from reduced amortization of proprietary software and reduced interest expense.

Liquidity and Capital Resources

Our principal source of short term liquidity is from operating cash flow. A substantial decrease in revenues could impact the funds from operating cash flow and jeopardize our ability to meet current obligations. We do not have a credit line or any alternative means of short term funding. However, on February 14, 2005, and on March 15, 2006 our President and CEO lent us $50,000 and $45,000, respectively, and on January 31, 2006 a shareholder lent us $200,000. These loans were for general working capital needs. The 2005 loan is due in eighteen equal installments of $3,119.24 and bears an annual interest rate of fifteen percent. The 2006 loan is due on demand and bears an annual interest rate of fifteen percent. At March 31, 2006, we had a negative working capital balance of $(1,160,296) compared to a negative working capital balance of $(932,879) at December 31, 2005.

	3/31/06	3/31/05
Cash and cash equivalents	$569,376	$194,790
Cash provided by operations	$829,570	$435,527
Cash used in investing activities	(510,557)	(330,640)
Cash provided by (used in) financing	147,639	(143,553)
Net increase (decrease) in cash	$466,652	$(38,666)

Net cash provided by operating activities was $829,570 for the three months ended March 31, 2006 as compared to $435,527 provided by operations for the three months ended March 31, 2005. The primary source of cash in operations in the current period was receipt of customer deposit and an increase in accounts payable and accrued expenses, whereas for the same period in 2005 the primary source of cash from operations was in the receipt of accounts receivable.

Net cash used in investing activities in the amount of $510,557 and $330,640 for the three months ended March 31, 2006 and 2005, respectively, represented primarily the capitalization of software development costs in both periods.

Cash provided by financing activities amounted to $147,639, during the three months ended March 31, 2006, which primarily was derived from proceeds on notes payable. This compares to $143,553 used in financing activities during the three months ended March 31, 2005, which was used in the payment on notes payable.

Our cash balance at March 31, 2006 was $569,376. We believe that the cash on hand at March 31, 2006, along with cash generated from operations should be sufficient to meet our operating expenses and working capital needs through the end of 2006.

One licensee accounted for 100% of consolidated net revenues for the three month period ended March 31, 2006 and 2005. The loss of this licensee would jeopardize our ability to continue as a going concern.

Critical Accounting Policies and Estimates

Our significant accounting policies are described in Note 1 to the consolidated financial statements included in our annual report filed in form 10-KSB for the year ended December 31, 2005. The accounting policies used in preparing our interim 2006 consolidated financial statements are the same as those described in our annual report.

We believe the critical accounting policies listed below affect significant judgments and estimates used in the preparation of our consolidated financial statements, although they are not all inclusive.

Revenue Recognition. Revenue from the licensing of software programs is recognized when there is persuasive evidence of an arrangement, delivery of access to the software, the fee is fixed and determined, and collectibility is probable. The license arrangements are not multiple elements, and license fees are recorded when the four conditions above are achieved. Once the arrangement has been contractually agreed upon, there are no customer cancellation privileges. Fees that we may be entitled to are referred to as software licensing fees and are recognized at such time as the licensee has earned revenues through the use of the software and in accordance with the licensing agreement.

Software Development Costs. We follow the guidance provided in Statement of Financial Accounting Standards No. 86 “Accounting for the Costs of Computer Software to Be Sold, Leased, or Otherwise Marketed” (“SFAS No. 86”) regarding the accounting for the costs of developing its products. Purchased software (i.e., software acquired from a third party) is recorded at the lower of acquisition cost or net realizable value. We develop software for licensing to our customers and capitalize software development costs when technological feasibility has been established. Technological feasibility generally occurs at the time a detailed plan is available and programming of the software code may begin. Software development costs that qualify for capitalization include the salaries and benefits of the software engineers assigned to the projects, other direct and indirect costs associated with those salaries and benefits, internal and external quality assurance testing costs and the costs of outsourced development activities and independent product testing and certification labs. Software development costs not qualifying for capitalization are expensed and classified as maintenance expense in the cost of revenue. Product development expense and the capitalization rate will fluctuate from period to period depending upon the number and status of software development projects that are in process and the related number of people assigned to those projects. Impairment will be recognized in the period when impairment is deemed by management to have occurred.

Contingencies. We are subject to the possibility of various loss contingencies in the normal course of business. We accrue for loss contingencies when a loss is estimable and probable.

ITEM 3.

EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES

As of the end of the period covered by this report, the Company’s Chief Executive Officer and its Chief Financial Officer evaluated the Company’s disclosure controls and procedures as required pursuant to Rule 13a-14 under the Securities and Exchange Act of 1934, as amended. Under rules promulgated by the SEC, disclosure controls and procedures are defined as those “controls or other procedures of an issuer that are designed to ensure that information required to be disclosed by the issuer in the reports filed or submitted by it under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms.” Based on this evaluation, the Chief Executive Officer and Chief Financial Officer determined that such controls and procedures are effective in timely alerting them to material information relating to the Company required to be included in the Company’s periodic SEC filings. There were no changes in internal controls over financial reporting that occurred during our last fiscal quarter that have materially affected or are reasonably likely to affect our internal controls over financial reporting.

PART II - OTHER INFORMATION

ITEM 1.

LEGAL PROCEEDINGS.

None

ITEM 2.

UNREGISTERED SALES OF EQUITY SECURITIES AND USE OF PROCEEDS.

Sales of Unregistered Securities

During the three month period ended March 31, 2006, as more fully set forth below, we issued and sold unregistered securities which sales have not previously been reported. An underwriter was not utilized in this transaction. The recipient of securities in the transaction represented its intention to acquire the securities for investment and without a view to distribution. Each of the certificates representing the issued securities have been stamped with a legend restricting the transfer of the securities prepared thereby.

On February 14, 2006, we issued 35,000 shares of common stock for $8,750, at a per share price of $0.25, to a warrant holder pursuant to a warrant exercise. These securities were issued in a transaction exempt from registration under the Securities Act of 1933 in reliance on Section 4(2) of the Securities Act of 1933. The warrant holder was an accredited investor.

ITEM 3.

DEFAULT UPON SENIOR SECURITIES.

None

ITEM 4.

SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 5.

OTHER INFORMATION.

None

ITEM 6.

EXHIBITS.

Exhibits marked with an asterisk have been filed previously with the Commission and are incorporated herein by reference.

Exhibit No.	Description
3.1*	Articles of Incorporation
3.2*	Bylaws
31.1	Certification of CEO Pursuant to Section 302 of Sarbanes-Oxley Act of 2002
31.2	Certification of CFO Pursuant to Section 302 of Sarbanes-Oxley Act of 2002
32.1	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
32.2	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

In accordance with the requirements of the Exchange Act, the Registrant caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  May 16, 2006

Global Entertainment Holdings/Equities, Inc.

By:	/s/ BRYAN P. ABBOUD
Bryan P. Abboud
President, Chief Executive Officer and Director (Principal Executive Officer)

/s/ CLINTON H. SNYDER
Clinton H. Snyder
Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT 31.1

CERTIFICATIONS

I, Bryan P. Abboud, certify that:

1.

I have reviewed this quarterly report on Form 10-QSB of Global Entertainment Holdings/Equities, Inc.;

2.

Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3.

Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

4.

The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and we have:

a)

Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

b)

Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)

Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this quarterly report based on such evaluation; and

d)

Disclosed in this quarterly report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.

The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of registrant’s board of directors (or persons performing the equivalent function):

a)

All significant deficiencies and material weaknesses in the design or operation of internal controls are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

b)

Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls.

Date:  May 16, 2006

/s/ BRYAN P. ABBOUD
Bryan P. Abboud
President, Chief Executive Officer

EXHIBIT 31.2

CERTIFICATIONS

I, Clinton H. Snyder, certify that:

1.

I have reviewed this quarterly report on Form 10-QSB of Global Entertainment Holdings/Equities, Inc.;

2.

 Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3.

Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

4.

The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and we have:

a)

Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

b)

Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)

Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this quarterly report based on such evaluation; and

d)

Disclosed in this quarterly report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.

The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of registrant’s board of directors (or persons performing the equivalent function):

a)

All significant deficiencies and material weaknesses in the design or operation of internal controls are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

b)

Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls.

Date: May 16, 2006

/s/ CLINTON H. SNYDER
Clinton H. Snyder
Chief Financial Officer

EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-QSB of Global Entertainment Holdings/Equities, Inc. (the “Company”) for the period ended March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Bryan Abboud, Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. section 1350, that:

(1)

the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

 the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 16, 2006

/s/ BRYAN P. ABBOUD
Bryan P. Abboud
President, Chief Executive Officer

This certification shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent as shall be expressly set forth by specific reference in such filing.

EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-QSB of Global Entertainment Holdings/Equities, Inc. (the “Company”) for the period ended March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Clinton H. Snyder, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. section 1350, that:

(1)

the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 16, 2006

/s/ CLINTON H. SNYDER
Clinton H. Snyder
Chief Financial Officer

This certification shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent as shall be expressly set forth by specific reference in such filing.

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

———————

FORM 10-KSB

———————

☒

ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended December 31, 2005

☐

TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from ________ to ________

———————

Global Entertainment Holdings/Equities, Inc.

(Name of small business issuer in its charter)

———————

Colorado	000-27637	47-0811483
(State or other jurisdiction of	Commission file number	(I.R.S. Employer Identification No.)
incorporation or organization)

703 Waterford Way Ste 690, Miami FL 33126

(Address of principal executive offices) (Zip Code)

Issuer’s telephone number: (305) 374-2036

Name of each exchange on which registered:

Securities registered under Section 12(b) of the Act: None

Securities registered under Section 12(g) of the Exchange Act:

Common Stock, $.001 par value per share

(Title of class)

Check whether the issuer is not required to file reports pursuant to Section 13 or 15(d) for the Exchange Act. ☐

Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☒ No ☐

Check if disclosure of delinquent filers in response to Item 405 of Regulation S-B is not contained in this form, and no disclosure will be contained, to the best of registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10KSB. ☐

Indicate by check mark whether the Registrant is an accelerated filer (as defined in Exchange Act Rule 12b-2). Yes ☐ No ☒

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes ☐ No ☒

Issuer’s revenues for its most recent fiscal year: $4,235,977

Aggregate market value of voting stock held by non-affiliates of the issuer computed by reference to the price at which such stock was sold on March 2, 2006 was: $1,083,867.

The number of shares outstanding of each of the issuer’s classes of common stock, as of March 2, 2006 was 7,535,256 shares of common stock.

Documents incorporated by reference: None.

Transitional Small Business Disclosure Format: Yes ☐ No ☒

GLOBAL ENTERTAINMENT HOLDINGS/EQUITIES, INC.

INDEX TO ANNUAL

REPORT ON FORM 10-KSB

FOR THE YEAR ENDED DECEMBER 31, 2005

PART I

Introductory Statement

All statements contained herein that are not historical facts, including but not limited to, statements regarding the Company’s current business strategy, the Company’s projected sources and uses of cash, and the Company’s plans for future development and operations, are based upon current expectations. These statements are forward-looking in nature and involve a number of risks and uncertainties. Actual results may differ materially. Among the factors that could cause actual results to differ materially are the following: the availability of sufficient capital to finance our business plans on terms satisfactory to us; competitive factors; changes in labor, equipment and capital costs; changes in regulations affecting our business; future acquisitions or strategic partnerships; general business and economic conditions; and factors described from time to time in the reports filed by us with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on any such forward-looking statements, which statements are made pursuant to the Private Litigation Reform Act of 1995 and, as a result, are pertinent only as of the date made.

As used herein, the terms “we”, “us”, “our”, “the Company” and “Global” mean Global Entertainment Holdings/Equities, Inc. and our wholly-owned subsidiaries, unless otherwise indicated.

ITEM 1.

DESCRIPTION OF BUSINESS

Overview

We provide business development support and administrative assistance for technology-driven subsidiaries that license, develop and host interactive digital entertainment software applications. Currently our product line is focused on the online gaming sector. Our services are technology based only. We do not manage, operate or own any gaming or wagering activities or entities.

We were incorporated on July 10, 1997, in Colorado using the name Masadi Resources, Inc. On February 10, 1998, we changed the name to International Beverage Corporation. Under a merger agreement dated August 27, 1998, International Beverage Corporation merged with and adopted the name of, Global Entertainment Holdings/Equities, Inc.

IGW Software, N.V.,(“IGW”)our wholly owned subsidiary, a Netherlands Antilles corporation, is engaged in the development, licensing and hosting of proprietary Interactive gaming software. IGW derives its revenues from software licensing fees, hosting services and consulting services.

Prevail Online, Inc., (“Prevail”) our wholly owned subsidiary, a Colorado corporation, is currently inactive and has no revenues.

IGW was acquired through a stock purchase on June 30, 1998; Prevail was acquired through a stock and cash purchase on August 20, 1999.

Products

The team at IGW has been developing and supporting gaming software since 1996. We have created a suite of products to offer our licensees better risk management, ease of use and a back office product that simplifies player and gaming oversight. Our software offers a fully automated online entertainment experience for the licensee’s player. Our online Sportsbook, Racebook and Casino software systems are complemented by profitability enhancement tools, such as the loyalty program and the bet ticker.

All software products are integrated, enabling players to use a single-wallet to access all of an operator’s products seamlessly. This integrated feature results in higher revenues for our licensees by giving players easier access to a larger variety of activities. We continuously enhance and add new products to our software. Our commitment to product expansion and enhancement attempts to assure our licensees of new avenues for revenue growth.

Sportsbook

The IGW Sportsbook offers players a multitude of wagering options and activities. Players can customize their experience by selecting favorite team tracking and preferred betting styles, creating a personalized wagering environment. The preference-based odds display allows players from the United Kingdom to see the price in the format they are used to, while still providing non-UK players the lines in their traditional format. Our flexibility and feature rich software has resulted in numerous awards for us and our licensees, including Top Sportsbook Software and Best Affiliate Program in 2004 from Gambling Online Magazine.

Racebook

IGW’s Racebook software is set up to take wagers on over 120 thoroughbred racing tracks and over 30 harness racing tracks. The easy to use wagering interface provides top security and one step login. This product has all the variety and features expected from an international Racebook, providing appeal to almost any community of players. The wagering options include win-place-shows, exactas, trifectas and exotics.

Casino

The IGW Casino includes slots, lottery-style games, video poker and virtual table games, such as blackjack, craps and roulette, all powered by Java and Flash interfaces. The Casinos are rich in graphics, sound and animation. These products offer players a high level of online gaming entertainment without the need to download and install software applications. Our high level of multi-layered secure software design and proprietary encryption provide a significant level of fraud prevention for the operator. Additionally, we provide tools to monitor the casino floor and player activity in real time, granting our licensees the ability to monitor activities on their sites.

Wireless Access

In partnership with Phantom Fiber, Inc., in 2005 we have deployed a wireless access framework for real time wagering on handheld devices, such as mobile cellphones. Employing client-server architecture and proprietary technology developed by Phantom Fiber, our wireless product delivers crystal clear presentation screens, high performance and responsiveness. Licensees receive additional benefits from this product, as they can reach their players by extending player access along with no separate player accounts are required - this system communicates directly with existing account management and game server systems in our sophisticated platform management system.

Poker

In partnership with a third party, we offer our licensees interactive poker gaming for their players. This development enables Licensees to tap into our industry’s most dynamic growth product today, online poker.

Loyalty Program

We have developed a program to assist operators in tracking and compensating players for their loyalty to the website. Players can receive gift certificates, airline tickets and other merchandise rewards by converting earned points at their request. Our software tracks the earnings and conversion transactions to facilitate administration of a rewards program.

Risk Management Tools

The new risk management tools include the Bet Ticker(C) and player profiling providing the operator an edge. The Bet Ticker(C) allows real time monitoring of betting action. Based upon preset configurations, the software enables a greater breadth of risk assessment while reducing staff costs. This results in the ability to increase overall hold percentage at a lower cost. IGW’s Event Creation Wizard guides the licensee through the event creation process based on their unique bookmaking philosophy. This level of control enables the bookmaker to drive up the hold percentage by reducing exposure without exorbitant personnel overhead needed to monitor conventional systems.

Services

Aside from our award winning software products, we offer several service activities to assist the operators in a profitable endeavor. These include the following:

•

Hosting Services. We have operated an ISP/ASP in a controlled co-location facility in the Netherlands Antilles. Our hosting services are designed to offer a high degree of scalability, performance and fault tolerance in order to keep the software systems fast and available twenty four hours per day and seven days per week.

•

Professional Services. We assist operators in understanding the gaming market, how best to design websites and how to leverage the IGW line of products to ensure success.

•

Custom Software Development. Research and development of new functionality, enhancements and new games at the request of operators. We can custom develop practically any application to meet defined specifications.

New Product Offerings

During 2004 and 2005, we focused our energy on designing and developing our next generation enterprise-class gaming and wagering platform, “Elements” (previously referred to as Tyche). This software rewrite is designed to take advantage of 21st century development methodologies and will enable our licensees to manage their business more effectively and efficiently.

The Elements software is composed of the following modules in these four categories:

•

Profitability Enhancement Tools Risk Manager Marketing Manager Loyalty Program Ecommerce Manager

•

Event Wagering Sportsbook Racebook

•

Gaming Casino

•

Administrative Management System Flexbuild Event Manager Customer Service Manager Gaming Manager Phone Wagering Manager Information Manager

We anticipate the release of Elements to begin in the second quarter of 2006. We expected to have an Elements release in Q4 of 2005. We were not able to meet this deliverable schedule as anticipated and this has had an unfavorable impact on our reputation and projected revenues. We have employed additional resources to assist in development and project management to support a more reliable delivery schedule.

Competition

We estimate that there are a dozen significant competitors. A few of the competitors are publicly held corporations, but are foreign based. Information gleaned from publicly available filings indicates positive results of both sales and profits for a majority of those competitors. Overall, we continue to observe consolidation in the industry as companies position themselves for the benefit of economies of scale. We do not have any immediate plans to participate in the industry consolidation.

Economic Dependencies

Prior to August 1, 2004, we received a substantial portion of our revenues from two customers. These two customers represented 98% of our 2004 revenues. Effective August 1, 2004, one of these licensees, which accounted for 8.3% of our revenues, ceased using our software. Management has evaluated the impact of the loss of this licensee and determined that it will not have a materially adverse impact on our financial position. The loss of the remaining licensee, who accounts for substantially all of our income, would jeopardize our ability to continue as a going concern.

Regulatory Environment

We are suppliers of software and hosting services to the internet gaming industry, but we do not manage, operate or own any gaming or wagering activity or entity. We have entered into licensing agreements with users of our software who are involved in internet gaming. Some governmental jurisdictions, by example the United Kingdom and the Netherlands Antilles, have adopted legislation to regulate internet gaming. Other governmental jurisdictions have adopted legislation to prohibit internet gaming. The uncertainty surrounding the regulation or the prohibition of internet gaming could have a material adverse effect on our business, revenues, operating results and financial condition.

Online wagering is viewed by some U.S. government agencies as illegal. Although we do not conduct any online wagering, there is a risk that criminal or civil proceedings could be initiated in the United States or other jurisdictions against the Company and/or our employees, and such proceedings could involve substantial litigation expenses, penalties, fines, diversion of the attention of key executives, injunctions or other prohibitions being invoked against us and/or our employees. Such proceedings could have a material adverse effect on our business, revenues, operating results and financial condition.

All licensees who utilize our software are located in a foreign jurisdiction and have obtained internet gaming licenses as required by the jurisdiction in which they operate.

The World Trade Organization (“WTO”) has held that the position Antigua argued claiming that the United States, through both federal and state laws, breached the general agreement on trade and services by placing restrictions on internet gambling, is correct. The WTO has given the US until April 3, 2006 to comply with its ruling that the US must remove trade restrictions imposed on Antigua’s egaming industry. This may result in greater access to U.S. markets by our licensees.

Research and Development - Software Capitalized Costs

We follow the guidance provided in Statement of Financial Accounting Standards No. 86 “Accounting for the Costs of Computer Software to Be Sold, Leased, or Otherwise Marketed” (“SFAS No. 86”) regarding the accounting for the costs of developing our products. Purchased software (i.e., software acquired from a third party) is recorded at the lower of acquisition cost or net realizable value. We develop software for licensing to our customers and capitalize software development costs when technological feasibility has been established. Technological feasibility generally occurs at the time a detailed plan is available and programming of the software code may begin. Software development costs that qualify for capitalization include the salaries and benefits of the software engineers assigned to the projects, other direct and indirect costs associated with those salaries and benefits, internal and external quality assurance testing costs and the costs of outsourced development activities and independent product testing and certification labs. Software development costs not qualifying for capitalization are expensed and classified as maintenance expense in the cost of revenue. Product development expense and the capitalization rate will fluctuate from period to period depending upon the number and status of software development projects that are in process and the related number of people assigned to those projects. Impairment will be recognized in the period when impairment is deemed by management to have occurred (see note 3 to the audited financial statements).

We invested $1,361,454 and $433,704 in 2005 and 2004 on development/enhancements of our software products. The increase in development/enhancements in 2005 resulted from our focus on our next generation platform, Elements.

Employees

As of December 31, 2005, we had 26 full time employees. Management believes our relations are good with our employees and does not anticipate any labor relation issues. None of our employees are covered by collective bargaining agreements.

ITEM 2.

DESCRIPTION OF PROPERTY

Our subsidiary, IGW, leases 200 square feet of office space on a quarterly basis in Curacao, Netherlands Antilles, along with secured facilities within a server hosting farm for our telecommunication equipment in a separate facility in Curacao. The office space lease commenced February 1, 2005 and is automatically renewed each three month period, at a cost of $300 per month. Our server facility lease commenced on July 15, 2003 for an initial three year period with one year automatic renewals thereafter. The monthly recurring fee on the server facility lease is $7,045.

Our corporate offices are located at 703 Waterford Way, Miami, Florida. We currently lease 7,074 square feet of office space under an initial five year lease ending July 13, 2008, at a monthly minimum base lease rate of $11,495. At inception of the lease, we obtained a rent holiday equivalent to three months of rent which is being amortized over the life of the lease.

ITEM 3.

LEGAL PROCEEDINGS

NONE

ITEM 4.

SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

NONE

PART II

ITEM 5.

MARKET FOR COMMON EQUITY, RELATED STOCKHOLDER MATTERS AND SMALL BUSINESS ISSUER PURCHASES OF EQUITY SECURITIES

Prior to September 9, 1998, our common stock was traded on the over the counter Bulletin Board (OTCBB) market under the symbol “IBVC”. From September 10, 1998 to the present, our common stock is trading on the OTCBB under the symbol “GAMM”.

The following table sets forth the range of high and low closing bid prices for each period indicated as reported by the National Association of Securities Dealers composite feed or other qualified interdealer quotation medium. The quotations provided reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.

Price Range for Common Stock

	High	Low

First Quarter	$0.20	$0.09
Second Quarter	0.47	0.11
Third Quarter	0.50	0.12
Fourth Quarter	0.42	0.32

YEAR 2004

First Quarter	$0.50	$0.06
Second Quarter	0.20	0.15
Third Quarter	0.15	0.09
Fourth Quarter	0.20	0.09

Since our shares began trading on the OTC Bulletin Board in 1998, the prices for our shares have fluctuated widely. There may be many factors which may explain these variations, but we believe that the following are some of these factors:

•

the demand for our common stock;

•

the number of shares available to the general public;

•

the number of market makers for our common stock;

•

developments in the market for gaming software developers; and

•

changes in the performance of the stock market in general.

In recent years, the stock market has experienced extreme price and volume fluctuations that have had a substantial effect on the market prices for many Internet and emerging growth companies such as ours, which may be unrelated to the operating performances of the specific companies.

Certain companies that have experienced volatility in the market price of their stock have been the object of securities class action litigation. If we become the object of securities class action litigation, it could result in substantial costs and a diversion of our management’s attention and resources and have an adverse effect on our business, financial condition and results of operations. In addition, holders of shares of our common stock could suffer substantial losses as a result of fluctuations and declines in the stock price.

There are approximately 117 holders of record, additionally; we estimate that about 200 holders owned our common stock either of record or through a broker, bank or other nominee as of December 31, 2005.

The trading of our shares is subject to limitations set forth in Rule 15g-9 of the Securities Exchange Act. This rule imposes sales practice requirements on broker-dealers who sell so-called penny stocks to persons other than established customers, accredited investors or institutional investors. Accredited investors are generally defined to include individuals with a net worth in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 together with their spouses during the previous two years and expected annual income of that amount during the current year. For sales of shares to other persons, broker-dealers must make special suitability determinations, and obtain the written consent of the purchaser to the sale prior to consummating the sale and are generally prohibited from making cold-calls or other unsolicited inquiries to purchasers without complying with these rules. These rules may adversely affect the ability of broker-dealers and others to sell our shares or to sell shares in the secondary market.

No cash dividends have been declared to date on our common stock. We expect that all earnings, if any, will be retained to finance the growth of our Company and that no cash dividends will be paid for the foreseeable future.

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) )
	(a)	(b)	(c)

Equity compensation plans approved by security holders	0	n/a	0

Equity compensation plans not approved by security holders	1,390,524	$0.31	0

Total	1,390,524	$0.31	0

Description of Equity Compensation

During the past several years, employees of the Company have been granted options to acquire shares of the Company’s common stock. Options issued prior to 2002 were not set forth in a formal stock option plan but were provided as motivation and incentives to individuals who, in the Company’s opinion, were important to the Company’s success. Options issued in 2002 and thereafter, were issued pursuant to the 2002 Stock Option Plan of Global Entertainment Holdings/Equities, Inc. and also provided as motivation and incentives to individuals considered important to the Company’s success. The 2002 plan was approved by our board of directors, but not submitted to a vote of stockholders. The total number of options granted and outstanding at December 31, 2005, and the exercise price and expiration dates for each year are as follows:

Year	Total Options	Exercise Price	Expiration Date

1998	157,875	$0.50	December 31, 2008
1999	201,038	$0.50	December 31, 2009
2001	110,000	$0.71	December 31, 2011
2002	130,500	$0.50	December 31, 2012
2003	132,083	$0.08	December 31, 2013
2004	200,250	$0.10	December 31, 2014
	18,000	$0.15	December 31, 2014
2005	440,778	$0.15	December 31, 2015

Total	1,390,524

Sales of Unregistered Securities

None

ITEM 6.

MANAGEMENT’S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

The following should be read in conjunction with the “Risk Factors” and our audited financial statements and related notes included elsewhere in this Form 10-KSB. The following discussion contains forward-looking statements. Please see the Introductory Statement in Part I for further information relating to such forward looking statements.

Our Business

We provide business development support and administrative assistance for technology-driven subsidiaries that license, develop and host interactive digital entertainment software applications. Our services are technology based only. We do not manage, operate or own any gaming or wagering activity or entity.

Accounting Policies and Estimates

Management’s discussion and analysis of our financial condition and results of operations are based upon our consolidated financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of these financial statements requires that we make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses and related disclosure of contingent assets and liabilities. We base our estimates on historical experiences and on various other assumptions that are believed to be reasonable under the circumstances. Actual results may differ from these estimates under different assumptions or conditions.

Research and Development - Software Capitalized Costs

We follow the guidance provided in Statement of Financial Accounting Standards No. 86 “Accounting for the Costs of Computer Software to Be Sold, Leased, or Otherwise Marketed” (“SFAS No. 86”) regarding the accounting for the costs of developing our products. Purchased software (i.e., software acquired from a third party) is recorded at the lower of acquisition cost or net realizable value. We develop software for licensing to our customers and capitalize software development costs when technological feasibility has been established. Technological feasibility generally occurs at the time a detailed plan is available and programming of the software code may begin. Software development costs that qualify for capitalization include the salaries and benefits of the software engineers assigned to the projects, other direct and indirect costs associated with those salaries and benefits, internal and external quality assurance testing costs and the costs of outsourced development activities and independent product testing and certification labs. Software development costs not qualifying for capitalization are expensed and classified as maintenance expense in the cost of revenue. Product development expense and the capitalization rate will fluctuate from period to period depending upon the number and status of software development projects that are in process and the related number of people assigned to those projects. Impairment will be recognized in the period when impairment is deemed by management to have occurred (see note 3 to the audited financial statements).

We invested $1,361,454 and $433,704 in 2005 and 2004 on development/enhancements of our software products. During the year ended December 31, 2005, we wrote off $186,563 of developed software deemed obsolete. The increase in development/enhancements in 2005 resulted from our focus on our next generation platform, Elements.

Impairment of Long-Lived Assets

The Company follows Statement of Financial Accounting Standards (“SFAS”) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”. SFAS No. 144 requires that long-lived assets, including property and equipment, be reviewed for impairment whenever events or changes in circumstances indicate the their carrying amount may not be recoverable. The Company assesses its assets for impairment based on the estimated future undiscounted cash flows expected to result from the use of the asset and records impairment losses when this amount is less than the carrying amount. Impairment losses are recorded for the excess of the assets’ carrying amount over their fair value, which is the generally determined based on the estimated future discounted cash flows over the remaining useful life of the asset using a discount rate determined by management at the date of the impairment review. For the year ended December 31, 2004, management’s impairment review resulted in an impairment loss of $124,494, included under the caption “estimated loss on Internet security service project” in the accompanying financial statements.

Revenue recognition

Revenues and directly related expenses are recognized in the period in which they occur. Revenues and related expenses are recognized from the sale of the licenses when persuasive evidence of an arrangement exists, delivery of access to the software has occurred, and the license fee has been determined and collectability of the license fee is probable (see note 3 to the audited financial statements).

Industry Overview

Online gaming is entering its second decade. Overall, the outlook for the industry remains relatively attractive. Revenue from online gaming is estimated to have reached $12 billion in 2005 and is expected to reach $22 billion over the next five years, per the British consultancy firm, Global Betting & Gaming Consultants.

Although there are over 50 software companies in our market arena, we have identified less than a dozen companies that we directly compete against. A number of those competitors own or control gaming operations, which gives them access to greater resources than we have. The industry is experiencing consolidation at all levels. We anticipate facing more difficult competition and longer sales cycles as the consolidation occurs within the industry. Growth for software vendors, in the view of industry experts, will come from new segments in the market and added value games and products for the licensees. We anticipate expanding our revenues through concentration on the European and Asian market and partnering with other technology companies to offer additional products and services.

As the competitive environment increases for our licensees, they are increasingly required to enhance product offering to players. Our strength lies in this industry need. Given the breadth of products available in our suite of applications, we are able to offer many revenue opportunities for the operators which are tied in through one integrated back-office administrative program. Our product offerings enhance revenues for our licensees, while our back office software reduces costs for our licensees.

With the release of our new software, Elements, the plug and play format of our modules will allow a variety of choices for our licensees along with easier integration into their existing operations. Further, our new product line offers tools not previously available to Licensees for control and monitoring resulting in improved profitability for the site operators.

Some of our competitors have significantly greater financial, technical, sales, marketing and other resources, as well as greater name recognition and a larger installed customer base, than we do. Our competitors could, in the future, introduce products with more features and lower prices than our product offerings. These companies could also bundle existing or new products with other, more established products in order to compete with us.

Plan of Operations - Our Strategy

Our subsidiary, IGW Software is in the business of providing software and services to the online gaming and wagering community. Our licensees depend upon our software to improve their success through effective management of the activities on their websites and providing for an efficient way for them to manage their businesses. To this end, we envision expanding our success and growing our company through:

•

Introducing our new, dynamic interactive digital entertainment platform to the industry: Elements.

•

Partnering with best-of-breed technology firms around the world to enhance our products and services (Identifying and executing on strategic partnerships);

•

Expanding our sales into additional geographic areas;

•

Improving our product offering and back office administration system to enhance the control and reporting functions to benefit operators; and

•

Integrating additional games to our product offering;

During 2005, we have taken significant steps to achieve our strategic initiatives. We:

•

Enhanced our current software with 38 feature requests made by our Licensees;

•

Added six new Ecommerce providers to our system;

•

Expanded our Poker offering to all Licensee sites;

•

Devoted the majority of our software development to our next generation platform to be released in Q2 of 2006;

•

Added the Real Time Gaming Casino product line to our offerings and integrated their games into our Licensee’s sites;

•

Upgraded and expanded our Distributed Denial of Service attack protection services to mitigate and protect our licensees with Tier 1 level filtering, state of the art monitoring and proprietary mechanisms and intrusion detection software; and

•

New Licensee, betinternet.com, from Isle of Man, contracted to commence using our software in Q2 of 2006;

After two years of losses, the financial results of 2005 represents the benefits of cost cutting measures and added products/services for revenue enhancement.

Results of Operations

We had net income for the year ended December 31, 2005 of $712,821 compared to a net loss of $(748,469) for the year ended December 31, 2004. Our income from operations was $798,806 for the year ended December 31, 2005 compared to a loss from operations of $(621,474) for the year ended December 31, 2004. The improvement from a loss position in 2004 to a net income position in 2005 resulted from several factors. Primarily, cost saving measures instituted in the prior two years has had the largest impact on profitability. Decreased amortization, as a result of fully amortizing prior software development costs, and the capitalization of current development costs for the new platform, Elements, until it is put into service, also contributed to a higher profit in the year ended December 31, 2005 compared to 2004.

Revenue increased $40,135, to $4,235,977 for the year ended December 31, 2005 from $4,195,842 for the year ended December 31, 2004. The following outlines our revenues by category:

	2005	2004
Internet Security Services	$81,000	$10,750
Software Licensing and Other Fees	3,423,595	3,900,098
Hosting Services	567,928	284,994
Equipment Sales	163,454	-0-

Total	$4,235,977	$4,195,842

Software Licensing and Other Fees decreased by $476,503. This decrease was due to the cancellation of one licensee in 2004, a contractual decrease in our software licensing rate with our major Licensee and a reduction in fourth quarter fees from our Licensee due to failure meeting the target delivery date of Elements. Hosting services increased by $282,934 due to a revision of our fee structure to more appropriately match revenue with costs. The sale of equipment represents a new revenue source started in 2005. In connection with our hosting services, we offer our customers the option of purchasing the network equipment at a fixed percentage mark-up on our cost.

Cost of revenues were 38% of total revenue for the year ended December 31, 2005 and 52% of total revenue for the year ended December 31, 2004. The following items constitute the expenses in cost of sales:

	2005	2004
Amortization	$158,390	$551,289
Bandwidth	331,192	443,362
Software Licensing and Other Costs	39,567	199,122
Salary and related payroll costs	752,886	984,804
Cost of Equipment sold	142,087	-0-
	1,424,122	2,178,577
Proprietary software written off	186,563	-0-
Total	$1,610,685	$2,178,577

Amortization decreased as proprietary software developed in earlier years reached the end of its assigned economic life of three years. Bandwidth costs decreased as a result of better pricing from our suppliers. Software Licensing and Other Costs decreased $159,555 from $199,122 in the year ended December 31, 2004 to $39,567 for the year ended December 31, 2005. This decrease was a result of our purchase of previously licensed products created by third parties. Salary and related expenses decreased $213,918 as a result of cost savings from staffing reductions and increased resources devoted to our new platform in development, resulting in a higher amount of salaries as part of capitalized software development. Additionally, during our development process of Elements, we determined that some of the technology used in the early stages of the development process was deemed obsolete, and therefore we wrote off $186,563 of previously capitalized development costs.

Selling expenses increased by $80,519 to $242,515 in the year ended December 31, 2005 from $161,996 in the year ended December 31, 2004. The increase resulted from a full year of costs of contracted sales and marketing representatives in the European market.

General and administrative expenses for the years ended December 31, 2004 and 2003 were comprised of the following items:

	2005	2004
Bad debt expense (recovery)	$(20,617)	$43,372
Depreciation & amortization	481,223	527,184
Office expense, travel and other expenses	278,426	379,651
Rent	223,374	221,318
Salaries and wages	530,151	894,249
Legal and professional expenses	208,356	169,533

Total	$1,700,913	$2,235,307

Bad debt recovery of $20,617 resulted from the elimination of the reserve for bad debts as management has determined that all receivables at December 31, 2005 were collectable and have been collected. The decrease in Depreciation and Amortization of $45,961 from $527,184 for the year ended December 31, 2004 to $481,223 for the year ended December 31, 2005 is attributable to a substantial amount of computer equipment reaching its economic life of 3 years during the first and second quarter of the current year end. Salary and wages decreased $364,098. This decrease results from cost savings associated with not having a VP of Marketing and Business Development in the year ended December 31, 2005 compared to 2004, and severance and associated costs on terminated employees incurred in the prior year that were not incurred in 2005. Payroll costs are distributed over several categories as follows:

Salary, wages and related costs included in -

	2005	2004
Capitalized software	$673,882	$337,959
Selling Expenses	21,356	32,316
Cost of Revenues	752,886	984,804
General and Administrative expenses	530,151	894,249

Total payroll costs	$1,978,275	$2,249,328

Liquidity and Capital Resources

We have incurred substantial losses in prior years. Historically, we have relied on operating cash flows for our liquidity. We have a working capital deficiency of $932,879. Debt payments of $131,937 and capital lease obligations of $64,109 are due within the next year. We have implemented various cost saving programs as a result of these factors and we anticipate that third and related party financing will be available to enable our operations to continue as a going concern.

Cash provided from operating activities totaled $2,393,411 for the year ended December 31, 2005 compared to $608,505 for the year ended December 31, 2004. The increase of $1,784,906 resulted from improved results of operations, collection of accounts receivable and customers deposits received. The cash provided by operations was employed in purchasing additional equipment in the amount of $284,823 and development of software in the amount of $1,361,454. Payments on notes payable and capital leases aggregating $925,573 and proceeds of new loans totaling $50,000 comprised the majority of our financing activities. Our cash position at December 31, 2005 was $102,724; a decrease of $130,732 over our cash position at December 31, 2004 of $233,456. We anticipate a substantially lower investment in development of software in 2006 as that incurred in 2005. Overall, we believe cash flows from operations should be sufficient to meet our needs for working capital in both the short term and long term. Historically, our shareholders have contributed funds in the form of debt to cover our working capital needs. In early 2006, we obtained a $200,000 loan from one of our shareholders.

While we have had limited success in reducing our operational expenses and we continue to examine ways to reduce costs on a going-forward basis, as a public company we are constantly faced with increasing costs and expenses to comply with a SEC reporting obligations. We will be required in fiscal 2007 to comply with the new annual internal control certification pursuant to Section 404 of the Sarbanes-Oxley Act of 2002 and the related SEC rules. We expect that these and other compliance costs of a public company will increase significantly. In addition, our stock has historically been, and continues to be, relatively thinly traded, providing little liquidity for our shareholders. As a result of the foregoing, we have, from time-to-time considered, and expect from time-to-time to continue to consider strategic alternatives to maximize shareholder value. In accordance with this strategy, we recently entered into a non binding letter of intent with Bayshore Media Group, a recently organized Nevada company. The primary asset of Bayshore Media Group consists of the exclusive rights to fourteen full length feature films. We are considering a proposal to acquire all of the outstanding common stock of Bayshore Media Group from its shareholders in exchange for shares of our restricted common stock. Concurrent with the proposed acquisition, we would sell all of our assets to our chief executive officer and a group of shareholders of our company in consideration of these related parties returning shares of our outstanding common stock to our company’s treasury. Such shares would be cancelled. Completion of the proposed transaction is subject to certain conditions, including but not limited to, satisfactory completion of due diligence, approval of each company’s board of directors, clearing any regulatory issues and approval by our shareholders.

We do not have any off-balance sheet financing arrangements nor do we have any arrangements through any special purpose entities. We do not have any short term or long term lending facilities. By the nature of payment terms with our licensees, any increase in growth is expected to be supported by our operating cash flow.

As mentioned in DESCRIPTION OF BUSINESS, Economic Dependencies, we receive most of our revenues from one licensee. The loss of this licensee would jeopardize our ability to continue as a going concern.

Contractual Obligations

Contractual Obligations	Total	Less than 1 year	1-3 years	3-5 years	More than 5 years

Long-Term Debt	131,937	131,937	—	—	—

Capital Lease Obligations	64,109	64,109	—	—	—

Operating Leases	446,101	230,343	215,758	—	—

Purchase Obligations	—

Other Long-Term Liabilities Reflected on the Registrant’s Balance Sheet under GAAP

	—

Total	642,147	426,389	215,758	—	—

Risk Factors

In addition to other issues addressed throughout this report, the following are certain risks and uncertainties we face.

•

Our future financial performance will depend, in part, on the successful development, completion, and introduction of new software products and enhanced versions of existing products, and customer acceptance of those products. In the future, there is no assurance that we will not encounter difficulties that could delay or prevent the successful development of, or marketing of, new products and/or enhancements of existing products. There also can be no assurance that such products will yield positive results or that such results can be obtained on a timely basis or without the expenditure of substantial funds.

•

We believe that a Licensee’s decision to purchase our products and services is discretionary, involves a significant commitment of resources, and may be influenced by budgetary and seasonal cycles. To successfully sell our products and services, we generally must educate potential licensees regarding the use and benefit of our products and services, which can require significant time and resources.

•

Product liability claims. We face substantial risk of exposure to product liability claims in the event that the products we develop and licenses contain errors, bugs or defects. We do not currently have product liability insurance, and there can be no assurance that insurance coverage will be available in the future on commercially reasonable terms, or at all. Further, there can be no assurance that such insurance, if obtained, will be adequate to cover potential product liability claims, or that a loss of insurance coverage or the assertion of a product liability claim or claims would not materially adversely affect our business, financial condition and results of operations.

•

We are dependent upon customer acceptance of our products. Our ability to meet our projections is dependent on our ability to convince prospective customers that our products are superior to competing products and that we can successfully deliver and service our products.

•

Competition. The gaming software market is highly competitive and has been subject to rapid change, which is expected to continue. Our competitors include many software vendors that have financial, marketing, and technological resources far in excess of those we possess.

•

We face intense price-based competition for licensing of our products. Price competition is often intense in the software market, especially for internet gaming software providers. Many of our competitors have significantly reduced the price of their products. Price competition may continue to increase and become even more significant in the future, resulting in reduced profit margins.

•

We are dependent on the services of key individuals and the loss of any of these individuals could significantly affect our ability to operate our business. We do not maintain key man life insurance on any of our personnel.

•

We may be unable to protect our intellectual property rights. Our success depends in part on our ability to protect our proprietary technologies. We rely on a combination of trade secrets and confidentiality and other contractual provisions to establish and protect our proprietary rights. We have no trademarks, patents or other intellectual property protection. Litigation, which could result in substantial costs and diversion of effort by us, may also be necessary to enforce any infringement issues or to determine the scope and validity of third-party proprietary rights. Any such litigation, regardless of outcome, could be expensive and time consuming, and adverse determinations in any such litigation could seriously harm our business.

•

Our software products and web site may be subject to intentional disruption or security breach. While we have not been the target of software viruses or other attacks specifically designed to impede the performance of our products or disrupt our Web site, such viruses or other attacks have been deployed against our licensees and could be created and deployed against our products or Web sites in the future. Similarly, experienced computer programmers, or hackers, may attempt to penetrate our network security or the security of our licensees’ Web sites from time to time. A hacker who penetrates our network or our licensees’ Web sites could misappropriate proprietary information or cause interruptions of our services. We might be required to expend significant capital and resources to protect against, or to alleviate, problems caused by virus creators and hackers.

•

Unexpected rapid growth could result in significant management challenges. We are still an early stage company. Any rapid growth will place significant pressure on our limited resources and infrastructure. Our officers would need to implement and improve our operational, administrative and financial systems and controls and effectively expand, train and manage our employee base. Although we do not anticipate any rapid growth in the short term, for our long term business plan to be successful, we will be required to manage an increasing number of relationships with various licensees, partners and other third parties.

•

Our stock is currently quoted under the symbol GAMM on the OTC Bulletin Board and is characterized by low volume trading, high volatility and large spreads between bid and ask prices. A significant amount of common stock coming on the market at any one time could cause the stock to decline in price. In addition, we must comply with ongoing eligibility rules to ensure our common stock is not removed from the OTC Bulletin Board, which could materially adversely affect the liquidity and volatility of our common stock. We intend to use our best efforts to continue to meet the eligibility requirements.

•

Our products are complex and may contain undetected errors. While we test our products extensively before market introduction, we cannot be certain that, despite our testing, errors will not be found in current versions, new versions, or enhancements of our products after commencement of their use. Such undetected errors could result in adverse publicity, loss of revenues, delay in market acceptance, or claims against us by licensees, all of which could materially adversely affect our business.

•

Our licensees are also dependent upon search engines, web browsers, Internet service providers and other online service providers to provide Internet users access to the web sites. Players may experience difficulties accessing or using licensee web sites due to system failures or delays unrelated to our systems. It is unlikely that our licensees carry business interruption insurance to compensate for lost revenues in the event of such failures.

•

As described in Item 1, regulatory issues could have a material adverse effect on our business, revenues, operating results and financial condition.

Other Risk Issues

We have pursued, are currently pursuing and, in the future may pursue, new technologies and businesses internally and through joint venture, acquisitions and combinations which involve significant risks. Any such joint venture, acquisition or combination may involve, among other things, the issuance of equity securities, the payment of cash, the incurrence of contingent liabilities and the amortization of expenses related to other intangible assets, and transaction costs, which have adversely affected, or may adversely affect, our results of operations and financial condition. Our ability to integrate and organize any new businesses and/or products, whether internally developed or obtained by acquisition or combination, will likely require significant expansion of our operations. There is no assurance that we will have or be able to obtain the necessary resources to satisfactorily affect such expansion, and the failure to do so could have a material adverse effect on our business, financial condition and results of operations. In addition future joint ventures, acquisitions and or combinations by the Company may involve risks of, among other things, entering markets or segments in which we have no or limited prior experience, the potential loss of key employees of the acquired company and/or difficulty, delay or failure in the integration of the operations, management, personnel and business of any such new business with our business and operating and financial difficulties of any new or newly combined operations, any of which could have a materially adverse effect on our business, financial condition and results of operations. Moreover, there can be no assurance that the anticipated benefits of any specific acquisition or of any internally developed new business segment or business combination will be realized.

ITEM 7.

FINANCIAL STATEMENTS

See Index to Financial Statements on page F-46.

ITEM 8.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

None

ITEM 8A.

CONTROL AND PROCEDURES

Our management, including our principal executive officer and principal financial officer, has evaluated the effectiveness of the Company’s disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) under the Securities Exchange Act of 1934) as of the year ended December 31, 2005, the period cover by the Annual Report on Form 10-KSB. Based upon that evaluation, our principal executive officer and principal financial officer have concluded that the disclosure controls and procedures were effective as of December 31, 2005 to provide reasonable assurance that material information relating to the Company is made known to management including the CEO and CFO.

There were no changes in our internal control over financial reporting that occurred during our last fiscal quarter that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

ITEM 8B.

OTHER INFORMATION

Not applicable.

PART III

ITEM 9.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS; COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Our directors and their ages as of December 31, 2005 are as follows:

Name	Age	Position	Period of Service

Bryan Abboud	34	Chief Executive Officer and Director	January 2002 -
			Present

Thomas Glaza	71	Director and Chairman of the Board	February 2001 -
			Present

James Doukas	71	Director	April 2002 -
			Present

David Outhwaite	52	Director	May 2004 -
			December 31, 2005

Certain biographical information concerning the Directors and executive officers of the Company as of December 31, 2005 is set forth below. Such information was furnished by them to the Company.

Bryan Abboud was the Chairman of the Board of Directors of the Company from 1998 to February 2001, has been chief executive officer and president of the Company since January 2002, and managing director of IGW since 1997. Mr. Abboud is also a co-founder of the Interactive Gaming Council, the online gaming industry’s premier trade association. Starting as an online gaming industry pioneer in 1995, he has assembled personnel, arranged financing, and led the Company successfully into the online gaming software industry. Earlier, Mr. Abboud was involved in upper management of a company in the high-tech consumer electronics industry. Mr. Abboud earned a Masters in International Management at the American Graduate School of International Management (Thunderbird) and received a Bachelor of Science Degree in Commerce, with emphasis in Marketing at Santa Clara University. He also attended Sup de Co in Rouen, France.

Thomas Glaza accepted his appointment as Chairman of the Company’s Board of Directors in February 2001. He is serving on the Company’s compensation committee and audit committee. He retired from the MAPICS Corporation in March 2000 but continues to provide consulting services. Between 1988 and 1998, Mr. Glaza held a variety of positions with MAPICS Corporation, including Vice President of Marketing and Business Development. His duties involved contract negotiations, establishing internal corporate strategy, traditional activities of marketing, and co-ordination programs with the corporate marketing organization. From 1981 to 1988, Mr. Glaza founded GMD, a private software development and services firm servicing implementations of MAPICS and CAD systems where he served as chief executive officer and chief operating officer. From 1973 to 1980, Mr. Glaza held various managerial positions in the Manufacturing Industry Marketing Department of the General Systems Division of the IBM Corp. in Atlanta, which led to the development of MAPICS. From 1970 to 1973, he was the marketing manager for the IBM Branch Office in Portland, Oregon. In 1959, Mr. Glaza received his MBA from the University of Michigan, majoring in statistics and marketing. In 1957, Mr. Glaza graduated with a Bachelor of Business Administration from the University of Michigan where he majored in marketing and finance.

James Doukas has been a director of the Company since April 9, 2002. Mr. Doukas is chairman of the Company’s compensation committee and a member of its audit committee. Mr. Doukas served in the military for over 32 years and was responsible for formulating and executing multi-million dollar budgets, leading large organizations of over 3,500 personnel, negotiating sensitive agreements with foreign governments, and conducting strategic planning at the national level. From 1988 to 1998, he was executive vice president of RJ Moore and Associates, a start up engineering firm for which he had regional responsibility in sales, marketing, and personnel recruitment. Mr. Doukas received a Bachelor of Arts degree from St. Benedicts College and a Master of Arts degree from George Washington University.

Other Executive Officers and Significant Employees

Set forth below is biographical and other information concerning the Company’s non-director executive officers and other significant employees.

Name	Age	Position

Clinton H. Snyder	50	Chief Financial Officer
Dennis Deblois	43	Chief Information Officer

Clint Snyder has been Chief Financial Officer of the Company since January 21, 2003. Mr. Snyder served as Chief Financial Officer of TVC Telecom, Inc. (formerly Legacy Software, Inc.) from November 1998 to January 2002. From 1992 to 1998, he served as a business consultant, financial and tax strategist for companies throughout the New England area in his position as President of CFO Business Services, Inc. From 1990 to 1992, he served as Vice President of Finance for Innovative Telecom Company, Inc., a telecommunications provider. From 1985 to 1990 he served as Executive Officer for Finance and Administration with North American Beauty Services, Inc., a wholesale and retail distributor of consumer based personal care products. From 1982 to 1985 he served as Finance Officer for a multi-national construction products and real estate development firm in Baltimore, Maryland. From 1975 to 1982 he served as auditor and business consultant with the public accounting firm of Stegman & Associates.

Dennis Deblois has served as Chief Information Officer since August 26, 2004, under a contract we have with his technology consulting firm, International Data Consultants (“IDC”). Mr. Deblois founded IDC in 1994 and serves as its President and Chief Executive Officer. With a staff of 14, IDC serves numerous South Florida, national and international clients. Prior to starting IDC, Mr. Deblois served as Senior Technical Advisor and Strategic Accounts Manager for Computer Express MicroAge, an international computer system design and sales organization, from 1988-1994. In 1987, prior to joining Computer Express MicroAge, Mr. Deblois co-founded Personal Computer Training Corporation, a company dedicated to providing on-site training for businesses on diverse software ranging from word processing and spreadsheets to financial and accounting systems. From 1984 to 1987, Mr. Deblois worked as a corporate and customer trainer for International Computer Systems, the then-largest computer retailer in the Southeastern United States. In this capacity, he designed and implemented one of the industry’s first sales training programs to effectively link technical expertise to staff compensation. The completed program was evaluated and partially adopted by several leading technology companies, including IBM.

Mr. Deblois received a bachelor’s degree from the University of Miami in 1984. He has subsequently received multiple certifications in technology and engineering, including recognition as a Compaq Advanced Systems Engineer, Certified Novell Engineer, IBM Technical Advisor, and IBM Certified Trainer.

During and prior to founding IDC, Mr. Deblois has worked as a technical consultant for Fortune 500 companies and other corporations, including Ryder Systems, Knight-Ridder, American Bankers Insurance Group, Miami-Dade County, Burger King, City of Miami, Bacardi Corporation, United Trust Fund, University of Miami, and Johnson & Johnson.

Committees of the Board of Directors

To assist in carrying out its duties, the Board of Directors established two committees. The two committees are the Audit Committee and the Compensation Committee.

Audit Committee

The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act and assists the Board of Directors and management of the Company in ensuring that the Company consistently acts with integrity and accuracy in financial reporting. The Audit Committee’s responsibilities include:

•

selecting and reviewing the Company’s independent registered public accounting firm and their services;

•

reviewing and discussing with appropriate members of the Company’s management, the audited financial statements, related accounting and auditing principles, practices and disclosures;

•

reviewing and discussing the Company’s quarterly financial statements prior to the filing of those quarterly financial statements;

•

establishing procedures for the receipt of, and response to, any complaints received regarding accounting, internal accounting controls, or auditing matters, including anonymous submissions by employees;

•

reviewing the accounting principles and auditing practices and procedures to be used for the Company’s financial statements and reviewing the results of those audits; and

•

monitoring the adequacy of the Company’s operating and internal controls as reported by management and the independent registered public accounting firm.

Thomas Glaza is the chairman of the Audit Committee, and the other member of the Audit Committee is James Doukas. The Board of Directors has determined that each member of the Audit Committee is independent within the meaning of Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act. No member is qualified as an audit committee financial expert within the meaning of the SEC regulations. The collective expertise of the Audit Committee is believed to be sufficient to carry out the duties of the Audit Committee.

Based upon the Audit Committee’s review and discussions with management and the independent auditor, and the Audit Committee’s review of the representations of management and the independent registered public accounting firm, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report to Stockholders and in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2005, as filed with the Securities and Exchange Commission.

The Board of Directors has adopted a written charter for the Audit Committee. A copy of the Audit Committee Charter is attached as an exhibit to this annual report.

Compensation Committee

The Compensation Committee’s responsibilities include:

•

establishing and reviewing the overall corporate policies, goals and objectives for the compensation of the Company’s chief executive officer and other executive officers, including a review of the relationship of executive compensation to corporate performance and relative stockholder return, compensation at comparable companies, past years compensation to our executives, and other relevant factors;

•

evaluating the performance of the Company’s chief executive officer and other executive officers in light of the corporate goals and objectives and, based on that evaluation, determining the compensation of the chief executive officer and other executives officers, including individual elements of salary, bonus, supplemental retirement, incentive and equity compensation, in light of the corporate goals and the performance evaluation; and

•

making recommendations to the Company’s Board of Directors regarding the salaries, benefits and other compensation of the Company’s non-employee directors, committee chairpersons, and committee members.

James Doukas is the chairman of the Compensation Committee, and the other member is Thomas Glaza. The Board of Directors has determined that each member of the Compensation Committee is independent within the meaning of Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act.

Compliance with Section 16(a) of the Exchange Act

Based solely upon a review of forms 3, 4 and 5 furnished to the Company, the Company is not aware of any person who at any time during the fiscal year ended December 31, 2005, was a director, officer, or beneficial owner of more than ten percent of the Common Stock of the Company, and who failed to file, on a timely basis, reports required by Section 16(a) of the Securities Exchange Act of 1934 during such fiscal year.

Code of Ethics

The Board of Directors has adopted a Code of Business Conduct and Ethics applicable to all of our directors, officers and employees, including our CEO and senior financial officers. A copy of our Code of Ethics is attached as an exhibit to this annual report. Shareholders may also request a free copy of the Code of Business Conduct and Ethics from:

Global Entertainment Holdings/Equities, Inc.

Attention: Investor Relations

703 Waterford Way Ste 690

Miami FL 33126

To date, there have been no waivers under the Code of Business Conduct and Ethics.

ITEM 10.

EXECUTIVE COMPENSATION

The following table provides summary information for the years 2005, 2004 and 2003 concerning cash and non-cash compensation paid or accrued by the Company to or on behalf of its chief executive officer and the other most highly compensated officers who are executive officers (the Named Executive Officers) for the appropriate years.

Summary Compensation Tables

						Long Term Compensation
		Annual Compensation				Awards		Payouts
Named Officer	Year	Salary	Bonus	Other Annual Compensation		Restricted Stock Awards	Securities Underlying Options	LTIP Payouts	All Other Compensation
Bryan Abboud	2005	$156,000	$23,000	-0-		- 0 -	30,000	- 0 -	- 0 -
President	2004	$156,000	$21,076	-0-		- 0 -	30,000	- 0 -	- 0 -
	2003	$156,000	$22,884	-0-		- 0 -	30,000	- 0 -	- 0 -

James Herrera(1)	2004	$126,000	$2,500	-0-		- 0 -	-0-	- 0 -	- 0 -
VP Business	2003	$82,000	$14,831	$15,000	(1)	- 0 -	22,500	- 0 -	- 0 -
Development and
Strategic Marketing

Clinton Snyder(2)	2005	$126,000	$11,950	-0-		- 0 -	30,000	- 0 -	- 0 -
Chief Financial	2004	$126,000	$7,972	-0-		- 0 -	30,000	- 0 -	- 0 -
Officer	2003	$117,115	$9,331	-0-		- 0 -	30,000	- 0 -	- 0 -

Dennis Deblois(3)	2005	$117,000	-0-	-0-		- 0 -	-0-	- 0 -	- 0 -
Chief Information Officer	2004	$36,000	-0-	-0-		- 0 -	-0-	- 0 -	- 0 -

———————

(1)

James Herrera commenced employment May 1, 2003 and was terminated January 21, 2005. Other compensation in 2003 represents a moving allowance.

(2)

Clinton Snyder commenced employment January 20, 2003.

(3)

Dennis Deblois was contracted through an agreement with International Data Consultants, which commenced August 26, 2004.

Option/SAR Grants in Last Fiscal Year

(Individual Grants)

Name	Number of Securities Underlying Options/SARs	Percent of Total Option/SARs Granted to Employees In Fiscal Year	Exercise of Base Price ($/Sh)	Expiration Date
Bryan Abboud	200,000	45.4%	$0.15/Share	December 31, 2015
Clinton Snyder	30,000	6.8%	$0.15/Share	December 31, 2015
Dennis Deblois	30,000	6.8%	$0.15/Share	December 31, 2015

Directors’ Compensation

All non-employee directors receive annual options to purchase 15,000 shares each of the Company’s common stock. Such options bear exercise prices equal to the weighted average of the common stock’s closing price for the three (3) months prior to the granting of such options. Awarding occurs at the beginning of the year and vesting occurs as the year transpires or upon termination of the Director. All Directors are reimbursed for out-of-pocket expenses incurred in connection with the Company’s business. Effective January 1, 2003, all non-employee directors received, in addition to the options, $1,000 per meetings held on site, and $500 for telephonic meetings. During the year ended December 31, 2005, Mr. Glaza was paid $3,000 and Mr. Doukas was paid $3,000.

Employment Agreements

Effective January 1, 2002, we entered into a new employment agreement with Bryan Abboud, pursuant to which Mr. Abboud is employed as Chief Executive Officer. The agreement provides for a monthly salary of $13,000, plus an annual incentive cash and stock option bonus under a varying formula. There is no termination date to the contract, however, should there be a change in control at any time, we are obligated to pay one year’s equivalent salary plus the prior year’s bonus as severance pay.

Effective January 20, 2003, we entered into an employment agreement with Clinton Snyder, pursuant to which Mr. Snyder is employed as Chief Financial Officer. The agreement, as amended, provides for a monthly salary of $10,500, plus an annual incentive cash and stock option bonus under a varying formula. The term of the agreement is one year with successive automatic renewals.

Effective August 26, 2004, we entered into a consulting agreement with International Data Consultants (“IDC”) for services of a Chief Information Officer. These services are being performed by Mr. Dennis Deblois, president of IDC. The contract, as amended, calls for $10,000 per month and is month to month.

Stock Options Held at December 31, 2005

The following table indicates the total number of exercisable and unexercisable stock options held by each executive officer named in the Summary Compensation Table as of December 31, 2005. No options to purchase common stock were exercised during the year ended December 31, 2005 and no stock appreciation rights were outstanding during the same period. The closing price of our common stock at December 31, 2005, was $0.32, which was below the exercise price of all issued and outstanding options prior to those issued December 31, 2003.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

Name	Number of Unexercised Securities Underlying Options at Fiscal Year End			Value of Unexercised In-the-Money Options at Fiscal Year End ($)
	Exercisable	/	Unexercisable	Exercisable	/	Unexercisable
Bryan Abboud	515,438		37,500	$31,050		$4,350
James Herrera	-0-		-0-	-0-		-0-
Clinton Snyder	52,500		37,500	$ 4,200		$5,700
Dennis Deblois	45,000		15,000	$ 6,000		$1,500

ITEM 11.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth information as of January 31, 2006, based on information obtained from the persons named below, with respect to the beneficial ownership of the Common Stock by (i) each person known by the Company to own beneficially 5% or more of the 7,535,256 outstanding shares of Common Stock, (ii) each director and officer of the Company and (iii) all directors and officers as a group:

Class of Stock	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned (1)	Percent of Class (1)
Common Stock	JoAnn Abboud (2)	707,194	9.4%
	60 Seagate Dr. #703
	Naples, FL 34103
Common Stock	Todd Elmquist (3)	561,285	7.5%
	1011 W 69th Terr
	Kansas City, MO 64113
Common Stock	David & Nancy Abboud	465,693	6.2%
	5709 F Street
	Omaha, NE 68117
Executive Officers
Common Stock	Bryan Abboud (4)	3,523,358	46.8%
	703 Waterford Way
	Suite 690
	Miami, Florida 33126
Common Stock	James Doukas (5)	79,558	1.1%
	703 Waterford Way
	Suite 690
	Miami, Florida 33126
Common Stock	Thomas Glaza (6)	110,210	1.5%
	703 Waterford Way
	Suite 690
	Miami, Florida 33126
Common Stock	Dave Outhwaite (7)	26,250	less than 1%
	703 Waterford Way
	Suite 690
	Miami, Florida 33126
Common Stock	Clint Snyder (8)	45,000	less than 1%
	703 Waterford Way
	Suite 690
	Miami, Florida 33126
Common Stock	Dennis Deblois (9)	145,000	1.9%
	703 Waterford Way
	Suite 690
	Miami, Florida 33126
	All Executive Officers &	3,906,876	52.2%
	Directors as a Group

———————

(1)

The number of shares and percentage of class beneficially owned by the entities above is determined under rules promulgated by the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days through the exercise of any stock option or other right. The inclusion herein of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares such power with his or her spouse) with respect to all shares of capital stock listed as owned by such person or entity.

(2)

JoAnn Abboud is the mother of Bryan Abboud. JoAnn Abboud is the owner of 100% of the voting stock of Camelot Investments, Inc. Camelot Investments, Inc. owns 75,913 shares of the Company’s Common Stock. These shares are reflected in the total 707,194 shares owned by JoAnn Abboud.

(3)

Includes 82,256 shares beneficially owned by Todd Elmquist by virtue of his ownership of options to purchase: (i) 55,256 shares of common stock through December 31, 2008, at the exercise price of $0.50 per share; (ii) 12,000 shares of common stock through December 31, 2011, at an exercise price of $0.71; and (iii) 15,000 shares of common stock through December 31, 2012, at an exercise price of $0.50.

(4)

Includes 507,438 shares beneficially owned by Bryan Abboud by virtue of his ownership of options to purchase: (i) 78,938 shares of common stock through December 31, 2008, at an exercise price of $0.50 per share; and (ii) 132,000 shares of common stock through December 31, 2009, at an exercise price of $0.50 per share; (iii) 50,000 shares of common stock through December 31, 2011, at an exercise price of $0.71; (iv) 24,000 shares of common stock through December 31, 2012, at an exercise price of $0.50; (v) 15,000 shares of common stock through December 31, 2013, at an exercise price of $0.08; (vi) 7,500 shares of common stock through December 31, 2014, at an exercise price of $0.10; and (vii) 177,500 shares of common stock through December 31, 2015, at an exercise price of $0.15.

(5)

Includes 57,000 shares beneficially owned by James Doukas by virtue of his ownership of options to purchase: (i) 12,000 shares of common stock through December 31, 2012, at the exercise price of $0.50 per share; (ii) 15,000 shares of common stock through December 31, 2013, at an exercise price of $0.08 per share; (iii) 15,000 shares of common stock through December 31, 2014, at an exercise price of $0.10 per share; and (iv) 15,000 shares of common stock through December 31, 2015, at an exercise price of $0.15 per share.

(6)

Includes 87,000 shares beneficially owned by Thomas Glaza by virtue of his ownership of options to purchase: (i) 30,000 shares of common stock through December 31, 2011, at the exercise price of $0.71 per share; (ii) 12,000 shares of common stock through December 31, 2012, at the exercise price of $0.50 per share; (iii) 15,000 shares of common stock through December 31, 2013, at an exercise price of $0.08 per share; (iv) 15,000 shares of common stock through December 31, 2014, at an exercise price of $0.10 per share; and (v) 15,000 shares of common stock through December 31, 2015, at an exercise price of $0.15 per share.

(7)

Includes 26,250 shares beneficially owned by Dave Outhwaite by virtue of his ownership of options to purchase 11,250 shares of common stock through December 31, 2014, at an exercise price of $0.10 per share; and (ii) 15,000 shares of common stock through December 31, 2015, at an exercise price of $0.15 per share.

(8)

Includes 45,000 shares beneficially owned by Clint Snyder by virtue of his ownership of options to purchase: (i) 15,000 shares of common stock through December 31, 2013, at an exercise price of $0.08 per share; (ii) 7,500 shares of common stock through December 31, 2014, at an exercise price of $0.10 per share; and (iii) 7,500 shares of common stock through December 31, 2015, at an exercise price of $0.15 per share.

(9)

Includes 45,000 shares beneficially owned by Dennis Deblois by virtue of his ownership of options to purchase: (i) 15,000 shares of common stock through December 31, 2014, at an exercise price of $0.10 per share; and (ii) 30,000 shares of common stock through December 31, 2015, at an exercise price of $0.15 per share.

ITEM 12.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Mr. Bryan Abboud, Chief Executive Officer and President of the Company and Managing Director of IGW Software, NV, is a son of JoAnn Abboud, who owns 9.4% of the Company’s Common Stock.

Bryan Abboud loaned the Company $50,000 for working capital, which is secured by a promissory note bearing interest at fifteen percent per year payable in monthly installments of principal and interest in the amount of $3,119.24 through August, 2006.

No transaction, proposed transaction or series of transactions occurred in the last two years and through the date of this filing directly or indirectly, between the Company and any director or executive officer that exceeded $60,000 during the last two years.

ITEM 13.

EXHIBITS

	Item (601)	Document
(i)	3.1	Articles of Incorporation.
(iv)	3.2	By-laws, as amended
(v)	4.1	Certificate of Designation, Series A Preferred Stock
(vi)	10.1	Lease Agreement, 703 Waterford Way, Miami Florida
(vi)	10.2	Lease, Co-Location Agreement, Curacao, Netherlands Antilles
(ii)	10.3	2002 Non-Qualified Stock Option Plan
(viii)	10.4	Employment Agreement, Bryan Abboud
(viii)	10.5	Employment Agreement, Clinton Snyder
(viii)	10.6	Contract for Services, International Data Consultants
(vi)	14.1	Code of Business Conduct and Ethics
(iii)	21.1	Subsidiaries
	31.1	Certification of the CEO pursuant to section 302 of the Sarbanes-Oxley Act of 2002
	31.2	Certification of the CFO pursuant to section 302 of the Sarbanes-Oxley Act of 2002
	32.1	Certification of the CEO pursuant to section 906 of the Sarbanes-Oxley Act of 2002
	32.2	Certification of the CFO pursuant to section 906 of the Sarbanes-Oxley Act of 2002
(vii)	99.1	Charter of the Audit Committee of Global Entertainment Holdings/Equities, Inc.

———————

(i)

Filed with the Company’s registration statement on Form 10-SB, October 14, 1999

(ii)

Filed with Form S-8, February 20, 2002

(iii)

Filed with Form 10-KSB, April 16, 2002

(iv)

Filed with Form 8-K on September 25, 2002.

(v)

Filed with Form 8-K, May 27, 2003

(vi)

Filed with Form 10-QSB/A, December 8, 2003

(vii)

Filed with Form DEF 14A, September 30, 2004

(viii)

Filed with Form 10-KSB, April 15, 2005

ITEM 14.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Audit Fees

The aggregate fees billed by Mahoney Cohen & Company, CPA, P.C. for professional services rendered for the audit of the Company’s annual financial statements for the fiscal year ended December 31, 2005 and for the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-QSB were $64,500. For professional services rendered for the audit of the Company’s annual financial statements for the fiscal year ended December 31, 2004 and for the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-QSB fees billed were $50,772.

Audit-Related Fees

Mahoney Cohen & Company, CPA, P.C. did not render any professional services for information technology services relating to financial information systems design and implementation for the fiscal years ended December 31, 2005 and 2004.

Tax Fees

Mahoney Cohen & Company, CPA, P.C. did not render any professional services for tax compliance, tax advice, or tax planning during 2005 and 2004. The fees incurred in 2005 for the preparation of the 2004 corporate tax returns were $5,036 and the fees incurred in 2004 for the 2003 tax returns were $5,000.

All Other Fees

The aggregate fees billed by Mahoney Cohen & Company, CPA, P.C. for services rendered to the Company, other than the services described under “Audit Fees” and “Audit-Related Fees” and tax fees, amounted to $855 for the fiscal year ended December 31, 2005 and $-0- for the fiscal year ended December 31, 2004.

Pre-Approval Policies and Procedures

In discharging its oversight responsibility with respect to the audit process, the Audit Committee of the Board of Directors obtained from the independent registered public accounting firm a formal written statement describing all relationships between the independent registered public accounting firm and the Company that might bear on the independent registered public accounting firms’ independence consistent with Independence Standards Board Standard No.1, “Independence Discussions with Audit Committees”, discussed with the independent registered public accounting firm any relationships that may impact their objectivity and independence and satisfied itself as to the independent registered public accounting firms’ independence. The Committee also discussed with management and the independent registered public accounting firm the quality and adequacy of the Company’s internal controls and the outsourced audit functions, responsibilities, budgeting and staffing. The Committee reviewed with the independent registered public accounting firm their audit plans, audit scope and identification of audit risks. The Committee discussed and reviewed with the independent registered public accounting firm all communications required by auditing standards generally accepted in the United States of America, including those described in Statement on Auditing Standards No. 61 and 90, as amended, “Communication with Audit Committees”, and discussed and reviewed the results of the independent registered public accounting firm’s audit of the financial statements.

The audit committee pre-approves all services, including non-audit services, if any, provided by our independent auditors. All (100%) of the above services and fees were reviewed and approved by the audit committee in advance of the performance of the respective services.

SIGNATURES

In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on March 3, 2006.

Global Entertainment Holdings/Equities, Inc.

By:	/s/ BRYAN P. ABBOUD
Bryan P. Abboud
Chief Executive Officer

/s/ CLINTON H. SNYDER
Clinton H. Snyder
Chief Financial Officer

In accordance with the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant in the capacities indicated on March 3, 2006:

Signature	Title	Date

/s/ BRYAN P. ABBOUD	Director, Chief Executive Officer	March 3, 2006
Bryan P. Abboud

/s/ THOMAS GLAZA	Director and Chairman of the Board	March 3, 2006
Thomas Glaza

/s/ JAMES DOUKAS	Director	March 3, 2006
James Doukas

GLOBAL ENTERTAINMENT

HOLDINGS/EQUITIES, INC.

CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

INDEX

Page
Report of Independent Registered Public Accounting Firm	F-28
Consolidated Balance Sheet as of December 31, 2005	F-29
Consolidated Statements of Operations for the
Years Ended December 31, 2005 and 2004	F-30
Consolidated Statement of Stockholders’ Equity for the
Years Ended December 31, 2005 and 2004	F-31
Consolidated Statements of Cash Flows for the
Years Ended December 31, 2005 and 2004	F-32
Notes of Financial Statements	F-34

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders’ and Board of Directors Global Entertainment Holdings/Equities, Inc. Miami, Florida

We have audited the accompanying consolidated balance sheet of Global Entertainment Holdings/Equities, Inc. and subsidiaries as of December 31, 2005, and the related consolidated statements of operations, shareholders’ equity and cash flows for each of the two years in the period ended December 31, 2005. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Global Entertainment Holdings/Equities, Inc. and subsidiaries as of December 31, 2005, and the consolidated results of its operations and its cash flows for each of the two years in the period ended December 31, 2005 in conformity with accounting principles generally accepted in the United States of America.

/s/ MAHONEY COHEN & COMPANY, CPA, P.C.

Miami, Florida

February 1, 2006

GLOBAL ENTERTAINMENT HOLDINGS/EQUITIES, INC.

CONSOLIDATED BALANCE SHEET

DECEMBER 31, 2005

Assets:
Cash and cash equivalents	$102,724
Accounts receivable	86,026
Prepaid expenses	56,604
Other current assets	5,061
Total Current Assets	250,415
Property and equipment, net	456,064
Other Assets:
Software developed for licensing, net	1,518,474
Deposits and other	133,097
Total Other Assets	1,651,571
Total Assets	$2,358,050
Liabilities and Shareholders’ Equity:
Liabilities:

Current portion of long-term debt	$131,937
Accounts payable and accrued expenses	436,217
Customers deposits	449,375
Current portion of capital lease obligations	64,109
Income taxes payable to foreign jurisdiction	84,802
Deferred rent	16,854
Total Current Liabilities	1,183,294
Customers Deposits	295,500
Commitments and contingencies	—
Shareholders’ Equity:
Preferred stock, $.001 par value, 25,000,000 shares authorized, none issued	—
Common stock $.001 par value, 100,000,000 shares authorized, 7,535,256 issued	7,536
Additional paid in capital	2,242,018
Accumulated deficit	(1,370,298)
Total Shareholders’ Equity	879,256
Total Liabilities and Shareholders’ Equity	$2,358,050

See accompanying notes

GLOBAL ENTERTAINMENT HOLDINGS/EQUITIES, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

YEARS ENDED DECEMBER 31, 2005 AND 2004

	2005	2004
Revenues	$4,235,977	$4,195,842

Cost of Sales	1,424,122	2,178,577
Proprietary Software written off	186,563	—

Gross Profit	2,625,292	2,017,265

Operating Expenses:
Selling expenses	242,515	161,996
General and administrative expenses	1,700,913	2,235,307
Estimated loss and (Settlement) on Internet Security Services Project	(116,942)	241,436

Total Operating Expenses	1,826,486	2,638,739

Income (Loss) from Operations	798,806	(621,474)

Other Income (Expense):

Interest income	10,877	2,125
Interest expense	(73,349)	(108,564)
Other income (expense)	(23,513)	(20,556)

Net Other (Expense)	(85,985)	(126,995)

Net Income (Loss)	$712,821	$(748,469)

Basic Income (Loss) Per Share	$0.09	$(0.08)

Diluted Income (Loss) Per Share	$0.08	$(0.08)

Weighted average number of shares outstanding:
Basic	7,670,483	8,919,832

Diluted	8,496,594	8,919,832

See accompanying notes

GLOBAL ENTERTAINMENT HOLDINGS/EQUITIES, INC.

CONSOLIDATED STATEMENTS OF SHAREHOLDERS’ EQUITY

YEARS ENDED DECEMBER 31, 2005 AND 2004

	Preferred Stock		Common Stock		Additional Paid-in Capital	Retained Earnings (Deficit)	Treasury Shares		Total
	Shares	Amount	Shares	Amount			Shares	Amount

Balance,
January 1, 2004	—	$—	10,560,296	$10,561	$3,254,320	$(1,334,650)	183,533	$(447,300)	$1,482,931
Conversion of
promisory note	—	—	25,000	25	6,225	—	—	—	6,250
Repurchase of
treasury stock	—	—	—	—	—	—	2,859,919	(571,984)	(571,984)
Shares Retired	—	—	(2,945,819)	(2,946)	(1,009,518)	—	(3,009,352)	1,012,464	—
Net loss	—	—	—	—	—	(748,469)	—	—	(748,469)

Balance,
December 31, 2004	—	$—	7,639,477	$7,640	$2,251,027	$(2,083,119)	34,100	$(6,820)	$168,728
Shares issued	—	—	102,500	103	10,097	—	—	—	10,200
Shares acquired
and retired	—	—	(206,721)	(207)	(19,106)	—	(34,100)	6,820	(12,493)
Net Income	—	—	—	—	—	712,821	—	—	712,821

Balance
December 31, 2005	—	$—	7,535,256	$7,536	$2,242,018	$(1,370,298)	—	$—	$879,256

See accompanying notes

GLOBAL ENTERTAINMENT HOLDINGS/EQUITIES, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, 2005 AND 2004

	2005	2004
Cash Flows from Operating Activities:
Net Income (loss)	$712,821	$(748,469)
Adjustments to reconcile net Income (Loss) to Net Cash Provided by Operating Activities:
Depreciation and amortization	639,613	1,078,473
Uncollectible Fees (recovered) written off	(20,617)	43,372
Loss on disposal of property	33,313	20,556
Write off of prior year development costs deemed obsolete	186,563	—
Gain on settlement of long term debt	(10,810)	—
(Settlement) estimated loss on internet security project	(116,942)	241,436
Change in Operating Assets and Liabilities:
Accounts receivable	386,885	141,197
Prepaid expenses	8,361	(7,471)
Other current assets	1,060	7,994
Other assets	(3,082)	7,784
Accounts payable and accrued expenses	(1,634)	(153,042)
Deferred rent	(19,995)	(23,325)
Customer Deposits, net	597,875	—

Net cash provided by operating activities	2,393,411	608,505

Cash Flows from Investing Activities:
Purchase of equipment	(284,823)	(133,611)
Development of software	(1,361,454)	(433,704)

Net cash used in investing activities	(1,646,277)	(567,315)

Cash Flows from Financing Activities:
Payments on capital lease obligations	(95,504)	(76,464)
Proceeds from notes payable	50,000	663,364
Payments on notes payable	(830,069)	(629,529)
Issuance of common stock	10,200	—
Acquisition of Treasury Stock	(12,493)	(200,000)

Net cash used in financing activities	(877,866)	(242,629)

Net (decrease) increase in cash and cash equivalents	(130,732)	(201,439)

Cash and Cash Equivalents - Beginning of Year	233,456	434,895

Cash and Cash Equivalents - End of Year	$102,724	$233,456

See accompanying notes

GLOBAL ENTERTAINMENT HOLDINGS/EQUITIES, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, 2005 AND 2004

	2005	2004
Supplemental Disclosures of Cash Flow Information:

Cash paid for interest	$73,349	$110,593

Schedule of Noncash Investing and Financing Transactions

During the year ended December 31, 2005 and 2004, the Company had the following noncash investing and financing activities:

Acquisition of property and equipment through long-term debt and capital lease obligations	$—	$296,974

Treasury stock acquired through long-term debt	$—	$400,911

Retirement of treasury stock	$19,313	$1,012,464

Conversion of promissory note to common stock	$—	$6,250

See accompanying notes

GLOBAL ENTERTAINMENT HOLDINGS/EQUITIES, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1 - Summary of Significant Accounting Policies and General Matters

Organization and Description of Business

Global Entertainment Holdings/Equities, Inc. (the Company) was incorporated on July 10, 1997, under the laws of the state of Colorado. The Company is engaged in the conception and creation of digital entertainment software programs for the gaming and wagering industry. The majority of the Company’s licensees operate in the Netherlands Antilles. The Company does not engage in any gaming or wagering activities.

Principles of Consolidation

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries, IGW Software, N.V. (IGW), a Netherlands Antilles Corporation and Prevail Online, Inc. (Prevail). All significant inter-company transactions and balances have been eliminated in consolidation.

Liquidity

The Company has incurred substantial losses in prior years. Historically, the Company has relied on operating cash flows for its liquidity. The Company has a working capital deficiency of $932,879. Debt payments of $131,937 and capital lease obligations of $64,109 are due within the next year. Management has implemented various cost saving programs as a result of these factors and believes that third and related party financing will be available to enable the Company to continue as a going concern. In early 2006, the Company obtained a $200,000 loan from one of its shareholders to cover the Company’s working capital needs.

As a result of the foregoing, management has, from time-to-time considered, and expects to continue to consider, strategic alternatives to maximize shareholder value. In accordance with this strategy, the Company recently entered into a non binding letter of intent with Bayshore Media Group, a recently organized Nevada company. The primary asset of Bayshore Media Group consists of the exclusive rights to fourteen full length feature films. The Company is considering a proposal to acquire all of the outstanding common stock of Bayshore Media Group from its shareholders in exchange for shares of its restricted common stock. Concurrent with the proposed acquisition, the Company would sell all of its assets to its chief executive officer and a group of shareholders of the Company in consideration of these related parties returning shares of outstanding common stock to treasury. Such shares would be cancelled. Completion of the proposed transaction is subject to certain conditions, including but not limited to, satisfactory completion of due diligence, approval of each company’s board of directors, clearing any regulatory issues and approval by the Company’s shareholders.

Concentration of Credit Risk and Economic Dependencies

The concentration of credit risk in the Company’s accounts receivable with respect to the gaming industry is mitigated by the Company’s credit evaluation process and reasonably short collection terms. Although the Company generally does not require collateral, allowances for potential credit losses are maintained as needed and such losses have been within management’s expectations.

During the year ended December 31, 2005 and 2004, the Company derived its software licensing fee revenue primarily from one customer. The loss of this customer could adversely impact the Company’s ability to continue as a going concern.

The Company places its cash with financial institutions. Accounts at each institution are insured by the Federal Deposit Insurance Corporation up to $100,000. Additionally, the Company maintains approximately $27,000 in foreign bank accounts, which are not covered by the Federal Deposit Insurance Corporation.

Cash and Cash Equivalents

For purposes of the accompanying statement of cash flows, the Company considers all funds on deposit with an original maturity date of three months or less to be cash equivalents.

GLOBAL ENTERTAINMENT HOLDINGS/EQUITIES, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1 - Summary of Significant Accounting Policies and General Matters (Continued)

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Fair Value of Financial Instruments

The carrying amounts of financial instruments including cash and cash equivalents, accounts receivable and payable, accrued and other current liabilities and all debt approximate fair value due to their short maturity and borrowing rates available to the Company.

Property and Equipment

The cost of property and equipment is depreciated over the estimated useful lives of the related assets. The cost of leasehold improvements is amortized over the lesser of the length of the lease or the estimated lives of the assets. Depreciation and amortization is computed on the straight line method.

Research and Development - Software Capitalized Costs

The Company follows the guidance provided in Statement of Financial Accounting Standards No. 86 “Accounting for the Costs of Computer Software to Be Sold, Leased, or Otherwise Marketed” (“SFAS No. 86”) regarding the accounting for the costs of developing its products. Purchased software (i.e., software acquired from a third party) is recorded at the lower of acquisition cost or net realizable value. The Company develops software for licensing to its customers and capitalizes software development costs when technological feasibility has been established. Technological feasibility generally occurs at the time a detailed plan is available and programming of the software code may begin. Software development costs that qualify for capitalization include the salaries and benefits of the software engineers assigned to the projects, other direct and indirect costs associated with those salaries and benefits, internal and external quality assurance testing costs and the costs of outsourced development activities and independent product testing and certification labs. Software development costs not qualifying for capitalization are expensed and classified as maintenance expense in the cost of revenue. Product development expense and the capitalization rate will fluctuate from period to period depending upon the number and status of software development projects that are in process and the related number of people assigned to those projects. Impairment will be recognized in the period when impairment is deemed by management to have occurred (see note 3 to the audited financial statements).

Earnings per Common Share

Basic earnings per share are computed on the basis of the weighted average number of common shares outstanding during each year.

Diluted earnings per share are computed on the basis of the weighted average number of common shares and dilutive securities outstanding. Dilutive securities having an antidilutive effect on diluted earnings per share are excluded from the calculation.

Stock-Based Compensation Plans

In accordance with Statement of Financial Accounting Standards (SFAS) No. 123, as amended by SFAS 148, “Accounting for Stock-Based Compensation”, (SFAS 123), the Company has elected to account for stock options issued to employees under Accounting Principles Board Opinion No. 25, (APB 25), and related interpretations, using intrinsic value. The Company accounts for stock issued to consultants and for other services in accordance with SFAS 123.

GLOBAL ENTERTAINMENT HOLDINGS/EQUITIES, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1 - Summary of Significant Accounting Policies and General Matters (Continued)

Foreign Currency

Transactions in the Netherlands Antilles are recorded using United States dollars as the functional currency.

Impairment of Long-Lived Assets

The Company follows Statement of Financial Accounting Standards (“SFAS”) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”. SFAS No. 144 requires that long-lived assets, including property and equipment, be reviewed for impairment whenever events or changes in circumstances indicated that their carrying amount may not be recoverable. The Company assesses its use of the asset and records impairment losses when this amount is less than the carrying amount. Impairment losses are recorded for the excess of the assets’ carrying amount over their fair value, which is generally determined based on the estimated future discounted cash flows over the remaining useful life of the asset using a discount rate determined by management at the date of the impairment review. For the year ended December 31, 2004, management’s impairment review resulted in an impairment loss of $124,494, which is included in the general and administrative expenses in the accompanying financial statements.

Revenue recognition

Revenues and directly related expenses are recognized in the period in which they occur. Revenues and related expenses are recognized from the sale of the licenses when persuasive evidence of an arrangement exists, delivery of access to the software has occurred, and the license fee has been determined and collectability of the license fee is probable (see note 3).

Advertising

Advertising expenses are charged to operations during the period which they are incurred. The Company expensed Advertising and Marketing expenditures in the amount of $163,413 and $100,870 for the years ended December 31, 2005 and 2004, respectively. These amounts are included in selling expense.

Income Taxes

The Company accounts for income taxes under the Financial Accounting Standards Board Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes”, (SFAS 109). Under SFAS 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under SFAS 109, the effect of deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Segments of an Enterprise and Related Information

Statement of Financial Accounting Standards (SFAS) No. 131, Disclosures about Segments of an Enterprise and Related Information, supersedes SFAS No. 14, “Financial Reporting for Segments of a Business Enterprise.” SFAS 131 establishes standards for the way that public companies report information about operating segments in annual financial statements and requires reporting of selected information about operating segments in interim financial statements issued to the public. It also establishes standards for disclosures regarding products and services, geographic areas and major customers. SFAS 131 defines operating segments as components of a company about which separated financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance.

Recent Accounting Pronouncements

In December 2004, the FASB issued SFAS No. 123(R), “Share-Based Payment”. This statement revises FASB Statement No. 123, “Accounting for Stock-Based Compensation” and supersedes APB Opinion No. 25, Accounting for Stock Issued to Employees”. SFAS No. 123 (R) focuses primarily on the accounting for transactions in which an

GLOBAL ENTERTAINMENT HOLDINGS/EQUITIES, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1 - Summary of Significant Accounting Policies and General Matters (Continued)

entity obtains employee services in share-based payment transactions. SFAS No. 123(R) requires companies to recognize in the statement of operations the cost of employee services received in exchange for awards of equity instruments based on the grant-date fair value of those awards (with limited exceptions). This Statement, for small business issuers is effective as of the first reporting period that begins after December 15, 2005. Accordingly, the Company will adopt SFAS 123(R) in its first quarter of fiscal year 2006. The Company has determined that the adoption of the provisions of SFAS 123(R) will not have a material impact on the Company’s financial position or results of operations.

In June of 2005, the FASB issued Statement of Financial Accounting Standards No. 154, (“SFAS 154”), “Accounting Changes and Error Corrections, a replacement of APB Opinion No. 20, “Accounting Changes” and FASB Statement No. 3, “Reporting Accounting Changes in Interim Financial Statements.” SFAS 154 applies to all voluntary changes in accounting principle and changes the requirements for accounting for and reporting a change in accounting principle. SFAS 154 requires the retrospective application to prior periods’ financial statements of the direct effect of a voluntary change in accounting principle unless it is impracticable. APB No. 20 required that most voluntary changes in accounting principle be recognized by including in net income of the period of the change the cumulative effect of changing to the new accounting principle.

The Company does not believe that any other recently issued, but not yet effective accounting standards will have a material effect on the Company’s consolidated financial position, results of operations or cash flows.

Note 2 - Property, Equipment and Depreciation

Property and equipment are depreciated over the estimated useful life of the asset using the straight line method of depreciation. At December 31, 2005, the Company had property and equipment as follows:

	2005	Estimated Useful Lives (Years)
Computer Equipment	$2,333,059	3
Furniture and Fixtures	262,028	3
Equipment under capital leases	257,023	3
Office Improvements	22,981	3
Other	234,882	3
	3,109,973
Less: accumulated depreciation and amortization	(2,653,909)
	$456,064

Depreciation expense for the years ended December 31, 2005 and 2004, was $394,561 and $441,510, respectively and is included in general and administrative expenses. Amortization expense of equipment under capital leases for the years ended December 31, 2005 and 2004, amounted to $86,659 and $85,674, respectively. Accumulated amortization of equipment under capital leases amounted to $202,180 as of December 31, 2005.

Note 3 - Software Developed for Licensing

The Company expenses costs to internally create computer software until such time as technological feasibility was established. Technological feasibility is considered to be established when a detail program design is completed. After the detailed program design has been established, the Company capitalizes the costs of its software products it intends to license to the gaming and wagering industry. Software development costs will be amortized on a straight-line amortization of the product cost over the estimated three year useful life of the product master. Since the product is subject to rapid technological advances, the Company has elected to amortize its computer programs and software held for licensing over a three-year period.

GLOBAL ENTERTAINMENT HOLDINGS/EQUITIES, INC.

NOTES TO FINANCIAL STATEMENTS

Note 3 - Software Developed for Licensing (Continued)

Revenue from the licensing of software programs is recognized when there is persuasive evidence of an arrangement, delivery of access to the software, the fee is fixed and determined, and collectibility is probable. The license arrangements are not multiple elements, and license fees are recorded when the four conditions above are achieved. Once the arrangement has been contractually agreed upon, there are no customer cancellation privileges. Fees that the Company may be entitled to are referred to as software licensing fees and are recognized at such time as the licensee has earned revenues through the use of the software and in accordance with the licensing agreement.

As of December 31, 2005, the software developed for licensing is comprised of the following:

	2005	Estimated Useful Lives (Years)
Proprietary software	$3,978,803	3

Less: accumulated depreciation and amortization	(2,460,329)

	$1,518,474

During the years ended December 31, 2005 and 2004, the Company capitalized $1,361,454 and $433,704, respectively in Proprietary Software primarily for the new project software that IGW is developing. These capitalized expenses will be amortized over a three year period. Amortization expense for the years ended December 31, 2005 and 2004, was $158,390 and $551,289, respectively, and is included in cost of sales. Additionally, during the development process of Elements, the Company determined that some of the technology used in the early stages of the development process was deemed obsolete, and therefore during 2005 the Company wrote off $186,563 of previously capitalized development costs.

Note 4 - Long-Term Debt

The Company has the following long-term obligations:

2005
Notes to shareholders, payable in monthly installments, bearing interest at 15% and due in various dates ranging from June to August 2006	$59,453

Notes to former shareholder related to the settlement agreement, payable in monthly installments, bearing interest at 10% due in April 7, 2006	72,484
131,937
Less current portion	131,937

Long-term debt	$-0-

GLOBAL ENTERTAINMENT HOLDINGS/EQUITIES, INC.

NOTES TO FINANCIAL STATEMENTS

Note 5 - Capital Lease Obligations

The Company leases certain equipment under non-cancelable capital lease agreements expiring in various dates through 2006, with interest rates ranging from 10% to 12%. The following is a schedule by years of future minimum lease payments under capital leases together with the present value of the net minimum lease payments as of December 31, 2005:

Year Ending December 31, 2006
Future minimum lease payments	$69,286
Less: amounts representing interest	5,177
Present value of minimum lease payments	64,109
Less: current portion	64,109
Long term portion of capital lease obligations	$-0-

Note 6 - Stock Options

During 2005 and prior, the Company granted stock options to certain key and other company employees pursuant to the Company’s Stock Option Plan. Stock issued to employees and directors have been recorded at the intrinsic value, if any, in accordance with APB 25.

The following information is presented with respect to the Company’s stock options:

	Number of Shares Under Option	Average Exercise Price	Remaining Contractual Average Life
Outstanding at December 31, 2003	1,960,385.87
Granted	228,250.10		9
Expired or cancelled	(147,000)	2.09
Outstanding at December 31, 2004	2,041,635.70
Granted	440,778.15		10
Exercised	(2,500)	0.08
Expired or cancelled	(1,089,389)	1.02
Outstanding at December 31, 2005	1,390,524.30

The exercise price and expiration dates of the outstanding granted and outstanding as of December 31, 2005 are as follows:

Year	Total Options	Exercise Price	Expiration Date

1998	157,875	$0.50	December 31, 2008
1999	201,038	$0.50	December 31, 2009
2001	110,000	$0.71	December 31, 2011
2002	130,500	$0.50	December 31, 2012
2003	132,083	$0.08	December 31, 2013
2004	200,250	$0.10	December 31, 2014
	18,000	$0.15	December 31, 2014
2005	440,778	$0.15	December 31, 2015
Total	1,390,524

GLOBAL ENTERTAINMENT HOLDINGS/EQUITIES, INC.

NOTES TO FINANCIAL STATEMENTS

Note 6 - Stock Options (Continued)

Had compensation expense been recorded for the Company’s awards based on fair value as calculated using the “Black Scholes” Model at the grant dates consistent with the methodologies of SFAS No. 123, the Company’s reported net income (loss) available to common shareholders and earnings per share would have been reduced to the pro forma amounts indicated below:

	For the Years Ended December 31,
	2005	2004
Net: income (loss) available to common shareholders
As reported	$712,821	$(748,469)
Deduct stock based compensation	(61,838)	(33,974)

Pro forma	$650,983	$(782,443)

Basic earnings (loss)per share:
Common share as reported	0.09	(0.08)
Common share pro forma	0.08	(0.09)

Diluted earnings (loss) per share:
Common share as reported	0.08	(0.08)
Common share pro forma	0.08	(0.09)

Under SFAS 123, the value of options granted during 2005 and 2004 was estimated on the date of grant using the Black Scholes model with the following assumptions: Risk-free interest rate 4.6% for 2005 and 4% for 2004, dividend yield - 0% for 2005 and 2004, volatility 177.2% and 161.9% for 2005 and 2004, and a remaining life of the option ranging from 6 to 10 years for 2005 and 2004.

Note 7 - Earnings Per Share

Earnings per share has been calculated in accordance with SFAS No. 128. Basic earnings (loss) per share is computed by dividing the earnings and losses allocated to each class of equity by the weighted average number of shares outstanding for each class during the period. Diluted earnings (loss) per share is computed the same as basic earnings (loss) per share except the denominator is adjusted for the effect of common share equivalents outstanding during the period if their effect is dilutive. The following table sets forth the computation of basic and diluted net income (loss) per share for the years indicated:

	2005	2004
Net Income (Loss)	$712,821	$(748,469)

Weighted-average common stock shares used to compute basic net income (loss) per share	7,670,483	8,919,832
Effect of dilutive common stock equivalents:
Options to purchase common stock	791,111	—
Warrants to purchase common stock	35,000	—

Weighted-average common stock shares used to compute diluted net income (loss)	8,496,594	8,919,832

Net income (loss) per share basic	$0.09	$(0.08)
Net income (loss) per share diluted	$0.08	$(0.08)

GLOBAL ENTERTAINMENT HOLDINGS/EQUITIES, INC.

NOTES TO FINANCIAL STATEMENTS

Note 7 - Earnings Per Share (Continued)

Common stock options and warrants are excluded from diluted loss per share for the year ended December 31, 2004, as their inclusion would be anti-dilutive.

At December 31, 2004 the Company had no convertible instruments that could create a dilutive effect on outstanding shares.

Note 8 - Income Taxes

The Company’s tax expense differs from the “expected tax expense for the year ended December 31, 2005 and 2004(computed by applying the Federal and State corporate tax rate of 38.6%), as follows:

	2005	2004
Computed “expected” tax benefit (expense)	$(275,133)	$254,479
Effect of income of foreign subsidiary taxed at foreign tax rate	301,918	(15,668)
Change in valuation allowance	(26,785)	(238,811)

Income tax expense	$—	$—

The tax effect of temporary differences that give rise to significant portions of deferred tax assets and liabilities are as follows at December 31:

	2005	2004
Net operating loss carryforwards	$1,404,037)	$1,377,252
Deferred tax valuation allowance	(1,404,037)	(1,377,252)

Deferred tax asset	$—	$—

As of December 31, 2005, the Company had net operating loss carryforwards of approximately $4,239,800 for income tax purposes. The losses expire in various dates ranging from 2008 through 2025.

Note 9 - Operating Leases

The Company leases its office facilities and computer equipment under various operating leases expiring on various dates through June 2008. In addition, the Company leases server space under an operating lease agreement expiring in June 2006 and an operating lease agreement expiring December 31, 2006. The following is a schedule by years of future minimum rental payments required under operating leases that have initial or remaining noncancelable lease terms in excess of one year as of December 31, 2005:

Year Ending December 31,
2006	$230,300
2007	143,200
2008	72,500

Total minimum lease payments	$446,000

Rent expense for the years ended December 31, 2005 and 2004 amounted to approximately $223,000 and $221,000, respectively. In connection with its office lease, at December 31, 2005 the Company has a certificate of deposit that serves as collateral for an outstanding letter of credit in favor of the lessor. The certificate of deposit is included in other assets in the accompanying financial statements.

GLOBAL ENTERTAINMENT HOLDINGS/EQUITIES, INC.

NOTES TO FINANCIAL STATEMENTS

Note 10 - Commitments and Contingencies

Employment Agreements

The Company has an employment agreement with the Chief Executive Officer that provides for annual salary of $156,000, plus annual incentive cash and stock option bonus under a varying formula. There is no termination date to the contract, however, should there be a change in control at any time, the Company is obligated to pay one year’s equivalent salary plus the prior year’s bonus as severance pay.

Additionally, the Company has an employment agreement with the Chief Financial Officer that provides for an annual salary of $126,000, plus an annual incentive cash and stock option bonus under a varying formula. The term of the agreement is one year with successive automatic renewals.

Also, the Company has an agreement with an information technology firm to provide oversight and management of the company’s information systems and development activities. The individual performing the services is a shareholder. The agreement provides for payments of $10,000 per month.

Legislative Risks and Uncertainties

The Company and its subsidiaries are not directly involved in internet gaming. However, the Company has software licensing agreements with licensees who are involved in internet gaming. Some governmental jurisdictions have adopted or are in the process of reviewing legislation to regulate or prohibit internet gaming. The uncertainty surrounding the regulation or prohibition of internet gaming could have a material adverse effect on the Company’s business, revenues, operating results and financial condition.

Some U.S. government agencies regard online wagering to be illegal. Although the Company does not conduct any online wagering, there is a risk that criminal or civil proceedings could be initiated in the United States or other jurisdictions against the Company and/or its employees, and such proceedings could involve substantial litigation expenses, penalties, fines, diversion of the attention of key executives, injunctions or other prohibitions being invoked against the Company and/or its employees. Such proceedings could have a material adverse effect on the Company’s business, revenues, operating results and financial condition.

Litigation

On November 27, 2002, the Company filed a complaint against a shareholder and former officer. On March 25, 2004, the Company entered into a settlement agreement in relation to this matter. The agreement provides for total consideration in cash and notes payable of $644,000. As part of the settlement, the Company received 2,859,919 shares of its common stock which have been cancelled.

Note 11 - Related Party Transactions

The total amount of interest paid on shareholder debt and charged to operations to related parties during 2005 and 2004 totaled approximately, $24,700 and $34,000, respectively.

Note 12 - Customer Deposits

During the year ended December 31, 2005, the Company received $550,000 in deposits from one Licensee and $194,875 in deposits and advance payments from a new licensee. Under the terms of the deposits with its Licensee, $275,000 is payable to the Licensee within six months of acceptance of the Company’s release of its new software, Elements. Additionally, $174,375 of advance payments will be recognized as income on the release of Elements. The balances of all deposits are due on termination of the software licensing agreements.

GLOBAL ENTERTAINMENT HOLDINGS/EQUITIES, INC.

NOTES TO FINANCIAL STATEMENTS

Note 13 - Settlement of Estimated Loss on Internet Security Service Project

During the year ended December 31, 2004, the Company invested funds in an Internet Security Service Project. In connection with this project, the Company acquired computer equipment and software and entered into various contracts for bandwidth, network management and hosting facilities with a remaining contractual obligation of fifteen months as of December 31, 2004. During the fourth quarter ended December 31, 2004, the Company determined that the costs associated with this activity would likely exceed the future benefits. In the year ending December 31, 2004, the Company recognized the losses associated with the cancellation of contractual obligations and the impairment losses related to the computer equipment and software. In May and June of this year, the Company reached settlements with the former vendors involved at amounts below what had been estimated, and accordingly, a recovery on the obligation established at December 31, 2004, has been presented as a negative amount in the general and administrative expenses in the statement of operations for the year ended December 31, 2005.

Note 14 - Segment Information

The Company has adopted FASB Statement No. 131, “Disclosures About Segments of a Business Enterprise and Related Information.” The Company is managed in two geographical Segments; The United States of America and Curacao, Netherlands Antilles.

	Management (USA)	Software Development (Netherlands Antilles)	Total
December 31, 2005

Revenues	$—	$4,235,977	$4,235,977
Operating Income (Loss)(1)	4,131	794,675	798,806
Total Assets	323,010	2,035,040	2,358,050
Depreciation and Amortization	84,983	554,630	639,613

December 31, 2004

Revenues	$10,750	$4,185,092	$4,195,842
Operating Income (Loss)(1)	2,032,962	(2,654,436)	(621,474)
Total Assets	407,476	1,667,125	2,074,601
Depreciation and Amortization	164,461	914,012	1,078,473

———————

(1)

Operating income (loss) by segment is net of management fees charged between the companies

EXHIBIT 31.1

CERTIFICATION

I, Bryan Abboud, certify that:

1.

I have reviewed this annual report on Form 10-KSB of Global Entertainment Holdings/Equities, Inc.;

2.

Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3.

Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the periods presented in this annual report;

4.

The small business issuer’s other certifying officer(s) and I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the small business issuer and have:

(a)

designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, is made known to myself by others within those entities, particularly during the period in which this annual report is being prepared;

(b)

designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under my supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)

evaluated the effectiveness of the small business issuer’s disclosure controls and procedures and presented in this report my conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(d)

disclosed in this report any change in the small business issuer’s internal controls over financial reporting that occurred during the small business issuer’s most recent fiscal year that has materially affected, or is reasonably likely to materially effect, the small business issuer’s internal controls over financial reporting; and

5.

The small business issuer’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the small business issuer’s auditors and the audit committee of the small business issuer’s board of directors;

(a)

all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonable likely to adversely affect the small business issuer’s ability to record, process, summarize and report financial information; and

(b)

any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer’s internal control over financial reporting.

Date: March 3, 2006

By:	/s/ BRYAN ABBOUD
Bryan Abboud, President and Chief Executive Officer
(Principal Executive Officer)

EXHIBIT 31.2

CERTIFICATION

I, Clinton H. Snyder, certify that:

1.

I have reviewed this annual report on Form 10-KSB of Global Entertainment Holdings/Equities, Inc.;

2.

Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3.

Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the periods presented in this annual report;

4.

The small business issuer’s other certifying officer(s) and I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the small business issuer and have:

(a)

designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, is made known to myself by others within those entities, particularly during the period in which this annual report is being prepared;

(b)

designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under my supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)

evaluated the effectiveness of the small business issuer’s disclosure controls and procedures and presented in this report my conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(d)

disclosed in this report any change in the small business issuer’s internal controls over financial reporting that occurred during the small business issuer’s most recent fiscal year that has materially affected, or is reasonably likely to materially effect, the small business issuer’s internal controls over financial reporting; and

5.

The small business issuer’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the small business issuer’s auditors and the audit committee of the small business issuer’s board of directors;

(a)

all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonable likely to adversely affect the small business issuer’s ability to record, process, summarize and report financial information; and

(b)

any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer’s internal control over financial reporting.

Date: March 3, 2006

By:	/s/ CLINTON H. SNYDER
Clinton H. Snyder Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Global Entertainment Holdings/Equities, Inc. (the “Company”) on Form 10-KSB for the year ended December 31, 2005 (the “Report”), as filed with the Securities and Exchange Commission, on the date hereof, the undersigned, Bryan Abboud, Chief Executive Officer of the Company, hereby certifies, pursuant to 18 USC 1350, as adopted pursuant to 18 U.S.C, Section 1350, that:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 3, 2006

By:	/s/ BRYAN ABBOUD
Bryan Abboud Chief Executive Officer

This certification shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent as shall be expressly set forth by specific reference in such filing.

EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-KSB of Global Entertainment Holdings/Equities, Inc. (the “Company”) for the year ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Clinton H. Snyder, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. section 1350, that:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 3, 2006

By:	/s/ CLINTON H. SNYDER
Clinton H. Snyder Chief Financial Officer

This certification shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent as shall be expressly set forth by specific reference in such filing.

APPENDIX G

BAYSHORE MEDIA GROUP

(A DEVELOPING STAGE COMPANY)

BALANCE SHEET

(UNAUDITED)

As of March 31, 2006

ASSETS
Current Assets
Cash	$503
Total Current Assets	503

Inventory, Finished Films	59,800,000

Property and Equipment, net of accumulated depreciation of $30,044	113,622

Deposit	10,000

TOTAL ASSETS	$59,924,125

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Accrued Expenses	$369,584
Notes Payable, Current Portion
Total Current Liabilities	369,584

Long Term Liabilities
Notes Payable, net of current portion
Officer’s Loan	396,876
Total Long Term Liabilities	396,876

TOTAL LIABILITIES	766,460

Stockholders’ Equity
Common Stock, par value $0.001, authorized 200,000,000 shares; and 95,225,000 shares issued and outstanding	95,225
Paid-in Capital	60,042,959
Accumulated deficit during the developmental stage	(980,519)
Total Stockholders’ Equity	59,157,665

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$59,924,125

BAYSHORE MEDIA GROUP

(A DEVELOPING STAGE COMPANY)

STATEMENT OF OPERATIONS

(UNAUDITED)

	For the Three Months Ended March 31, 2006	From Inception of the Developmental Stage, November 22, 2004 Through March 31, 2006
Operating Expenses:
Selling, General and Administrative Expenses	$219,540	$965,175

Operating Loss	(219,540)	(965,175)

Other Expenses	(5,570)	(15,343)

Net Loss	$(225,110)	$(980,518)

Net Loss per share, Basic and Diluted	$(0.00)	$—

Weighted Average Number of Shares	95,225,000	—

BAYSHORE MEDIA GROUP

(A DEVELOPING STAGE COMPANY)

STATEMENTS OF STOCKHOLDERS’ EQUITY

(UNAUDITED)

	Common Stock		Additional Paid-in Capital	Accumulated Deficit	Total
	Shares	Amount
Balance at November 22, 2004, Inception	—	$—	$—	$—	$—

Issuance of Common Stock for Cash	1,000	1	999		1,000

Net Loss for the Year Ended December 31, 2004				(12,389)	(12,389)
Balance at December 31, 2004	1,000	1	999	(12,389)	(11,389)

Issuance of Common Stock for Services and Expenses	25,224,000	25,224	311,960		337,184
					—
Issuance of Common Stock in Exchange of Finished Movies	70,000,000	70,000	59,730,000		59,800,000

Net Loss for the Year Ended December 31, 2005				(743,019)	(743,019)
Balance at December 31, 2005	95,225,000	95,225	60,042,959	(755,408)	59,382,776

Net Loss for the Three Months Ended march 31, 2006				(225,110)	(225,110)
Balance at March 31, 2006	$95,225,000	$95,225	$60,042,959	$(980,518)	$59,157,666

BAYSHORE MEDIA GROUP

(A DEVELOPING STAGE COMPANY)

STATEMENTS OF CASH FLOWS

(UNAUDITED)

	For the Three Months Ended March 31, 2006	From Inception of the Developmental Stage, November 22, 2004 Through March 31, 2006
Cash Flow from Operating Activities:
Net Loss	$(225,110)	$(755,408)
Adjustments to Reconcile Net Loss to Net Cash Used in Operations:
Depreciation	7,512	30,044
Stock Issued for Services	—	337,184
(Increase) Decrease in:
Deposits	—	(10,000)
Increase (Decrease) in:
Accrued Interest	5,570	4,014
Accrued Management Compensation	—	360,000
Net Cash Used in Operating Activities	(212,028)	(34,166)

Cash Flow from Investing Activities:
Net Cash Used In Investing Activities	—	—

Cash Flow from Financing Activities:
Net Repayment to Notes Payable	(89,644)	(28,179)
Net Proceeds from Officers’ Loan	201,680	161,840
Proceeds from Issuance of Common Stock	—	1,000
Net Cash Flow Provided by Financing Activities	112,036	134,661

Net Increase in Cash	(99,992)	100,495
		—
Cash Balance at Beginning of Period	100,495	—

Cash Balance at End of Period	$503	$100,495

Supplemental Disclosures of Cash Flow Information
Interest Paid	$—	$7,883

Non Cash Activities:
Issuance of Common Stock in Exchange of Finished Movies		$59,800,000
Purchase of Property and Equipment in:
Officers’ Loan		$33,355
Notes Payable		$117,823
Total Purchase of Property and Equipment		$151,178

HAROLD Y. SPECTOR, CPA CAROL S. WONG, CPA	SPECTOR & WONG, LLP	80 SOUTH LAKE AVENUE SUITE 723 PASADENA, CA 91101
Certified Public Accountants
(888) 584-5577
FAX (626) 584-6447

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and stockholders

of Bayshore Media Group

We have audited the accompanying balance sheet of Bayshore Media Group (a development stage company), as of December 31, 2005, and the related statements of operations, changes in stockholders’ equity, and cash flows for the years ended December 31, 2005 and 2004, and the period from November 22, 2004 (Inception) to December 31, 2005. These statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bayshore Media Group as of December 31, 2005, and the results of its operations and its cash flows for the years ended December 31, 2005 and 2004, and the period from November 22, 2004 (Inception) to December 31, 2005 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company’s operating losses and working capital deficiency raise substantial doubt about its ability to continue as a going concern. Management’s plans regarding those matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Harold Y. Spector

Spector and Wong, LLP

Pasadena, California

March 2, 2006

BAYSHORE MEDIA GROUP

(A DEVELOPING STAGE COMPANY)

BALANCE SHEET

As of December 31, 2005

ASSETS
Current Assets
Cash	$100,495
Total Current Assets	100,495

Inventory, Finished Films	59,800,000

Property and Equipment, net of accumulated depreciation of $30,044	121,134

Deposit	10,000

TOTAL ASSETS	$60,031,629

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Accrued Expenses	$364,014
Notes Payable, Current Portion	33,938
Total Current Liabilities	397,952

Long Term Liabilities
Notes Payable, net of current portion	55,706
Officer’s Loan	195,195
Total Long Term Liabilities	250,901

TOTAL LIABILITIES	648,853

Stockholders’ Equity
Common Stock, par value $0.001, authorized 200,000,000 shares; and 95,225,000 shares issued and outstanding	95,225
Paid-in Capital	60,042,959
Accumulated deficit during the developmental stage	(755,408)
Total Stockholders’ Equity	59,382,776

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$60,031,629

See Notes to Financial Statements

BAYSHORE MEDIA GROUP

(A DEVELOPING STAGE COMPANY)

STATEMENT OF OPERATIONS

	For the Years Ended December 31,		From Inception of the Developmental Stage, November 22, 2004 Through December 31, 2005
	2005	2004
Operating Expenses:
Selling, General and Administrative Expenses	$733,246	$12,389	$745,635

Operating Loss	(733,246)	(12,389)	(745,635)

Other Expenses	(9,773)	—	(9,773)

Net Loss	$(743,019)	$(12,389)	$(755,408)

Net Loss per share, Basic and Diluted	$(0.01)	$(12.39)

Weighted Average Number of Shares	95,225,000	1,000

See Notes to Financial Statements

BAYSHORE MEDIA GROUP

(A DEVELOPING STAGE COMPANY)

STATEMENTS OF STOCKHOLDERS’ EQUITY

	Common Stock		Additional Paid-in Capital	Accumulated Deficit	Total
	Shares	Amount
Balance at November 22, 2004, Inception	—	$—	$—	$—	$—

Issuance of Common Stock for Cash	1,000	1	999		1,000

Net Loss for the Year Ended December 31, 2004				(12,389)	(12,389)
Balance at December 31, 2004	1,000	1	999	(12,389)	(11,389)

Issuance of Common Stock for Services and Expenses	25,224,000	25,224	311,960		337,184
					—
Issuance of Common Stock in Exchange of Finished Movies	70,000,000	70,000	59,730,000		59,800,000

Net Loss for the Year Ended December 31, 2005				(743,019)	(743,019)
Balance at December 31, 2005	95,225,000	$95,225	$60,042,959	$(755,408)	$59,382,776

See Notes to Financial Statements

BAYSHORE MEDIA GROUP

(A DEVELOPING STAGE COMPANY)

STATEMENTS OF CASH FLOWS

	For the Years Ended December 31,		From Inception of the Developmental Stage, November 22, 2004 Through December 31, 2005
	2005	2004
Cash Flow from Operating Activities:
Net Loss	$(743,019)	$(12,389)	$(755,408)
Adjustments to Reconcile Net Loss to Net Cash Used in Operations:
Depreciation	30,044	—	30,044
Stock Issued for Services	337,184	—	337,184
(Increase) Decrease in:
Deposits	—	(10,000)	(10,000)
Increase (Decrease) in:
Accrued Interest	4,014	—	4,014
Accrued Management Compensation	360,000	—	360,000
Net Cash Used in Operating Activities	(11,777)	(22,389)	(34,166)

Cash Flow from Investing Activities:
Net Cash Used In Investing Activities	—	—	—

Cash Flow from Financing Activities:
Net Repayment to Notes Payable	(28,179)	—	(28,179)
Net Proceeds from Officers’ Loan	139,451	22,389	161,840
Proceeds from Issuance of Common Stock	—	1,000	1,000
Net Cash Flow Provided by Financing Activities	111,272	23,389	134,661

Net Increase in Cash	99,495	1,000	100,495
			—
Cash Balance at Beginning of Period	1,000	—	—

Cash Balance at End of Period	$100,495	$1,000	$100,495

Supplemental Disclosures of Cash Flow Information
Interest Paid	$7,883	$—	$7,883

Non Cash Activities:
Issuance of Common Stock in Exchange of Finished Movies	$59,800,000
Purchase of Property and Equipment in:
Officers’ Loan	$33,355
Notes Payable	117,823
Total Purchase of Property and Equipment	$151,178

See Notes to Financial Statements

BAYSHORE MEDIA GROUP

(A DEVELOPING STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

NOTE 1 – NATURE OF BUSINESS

Bayshore Media Group (“the Company”) was incorporated in Nevada on November 22, 2004. The Company is engaged in management and production of motion pictures. The Company is considered a development stage company since it has not produced any significant revenue. The Company has devoted substantially all of its efforts to activities such as financial planning and budgeting, raising capital, and acquiring operating assets.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates – The preparation of the accompanying financial statements in conformity with accounting principles generally accepted in the United States requires management to make certain estimates and assumptions that directly affect the results of reported assets, liabilities, revenue, and expenses. Actual results may differ from these estimates.

Revenue Recognition – The Company currently has no source of revenues. Revenue recognition policies will be determined when principal operations begin.

Cash and Cash Equivalents – For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments with an original maturity of three months or less to be cash equivalents.

Fair Value of Financial Instruments – The carrying amounts of the financial instruments have been estimated by management to approximate fair value.

Inventories – Inventory, consisting of fourteen finished films, was valued by an appraisal Company. The valuation has a high and low fair value of $61,300,000 and $59,800,000, respectively. Inventory is recorded at the lower of cost or market or net realizable value, which is $59,800,000.

Property and Equipment – Property and equipment are valued at cost. Maintenance and repair costs are charged to expenses as incurred. Depreciation is computed on the straight-line method based on the estimated useful lives of the assets, generally 5 to 39 years. Depreciation expense for years ended December 31, 2005 and 2004 was $30,044 and none, respectively.

Income Taxes – Income tax expense is based on pretax financial accounting income. Deferred tax assets and liabilities are recognized for the expected tax consequences of temporary differences between the tax bases of assets and liabilities and their reported amounts. Valuation allowances are established, if necessary, to reduce deferred tax assets to the amount that will more likely than not be realized.

Advertising Costs – All costs associated with advertising and promoting the Company’s goods and services are expensed as incurred. The Company did not have any advertising expense for both years ended December 31, 2005 and 2004.

Net Loss Per Share – Basic net loss per share includes no dilution and is computed by dividing net loss available to common stockholders by the weighted average number of common stock outstanding for the period. Diluted net loss per share does not differ from basic net loss per share since the Company is lacking any dilutive items.

Recent Accounting Pronouncements – In December 2004, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 153. This statement addresses the measurement of exchanges of nonmonetary assets. The guidance in APB Opinion No. 29, “Accounting for Nonmonetary Transactions,” is based on the principle that exchanges of nonmonetary assets should be measured based on the fair value of the assets exchanged. The guidance in that opinion; however, included certain exceptions to that principle. This statement amends Opinion 29 to eliminate the exception for nonmonetary exchanges of similar

BAYSHORE MEDIA GROUP

(A DEVELOPING STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. This statement is effective for financial statements for fiscal years beginning after June 15, 2005. Earlier application is permitted for nonmonetary asset exchanges incurred during fiscal years beginning after the date of this statement is issued. Management believes the adoption of this statement will have no impact on the financial statements of the Company.

In December 2004, the FASB issued a revision to SFAS No. 123R, “Accounting for Stock Based Compensations.” This statement supersedes APB Opinion No. 25, “Accounting for Stock Issued to Employees,” and its related implementation guidance. This statement establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services. It also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity’s equity instruments or that may be settled by the issuance of those equity instruments. This statement focuses primarily on accounting for transactions in which an entity obtains employee services in share-based payment transactions. This statement does not change the accounting guidance for share based payment transactions with parties other than employees provided in SFAS No. 123. This statement does not address the accounting for employee share ownership plans, which are subject to AICPA Statement of Position 93-6, “Employers’ Accounting for Employee Stock Ownership Plans.” The Company has not yet determined the impact to its financial statements from the adoption of this statement.

In November 2004, the FASB issued SFAS No. 151, “Inventory Costs — an amendment of ARB No. 43, Chapter 4.” This statement amends the guidance in ARB No. 43, Chapter 4, “Inventory Pricing,” to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage). Paragraph 5 of ARB 43, Chapter 4, previously stated that “. . . under some circumstances, items such as idle facility expense, excessive spoilage, double freight, and rehandling costs may be so abnormal as to require treatment as current period charges. . . .” This statement requires that those items be recognized as current-period charges regardless of whether they meet the criterion of “so abnormal.” In addition, this statement requires that allocation of fixed production overheads to the costs of conversion be based on the normal capacity of the production facilities. This statement is effective for inventory costs incurred during fiscal years beginning after June 15, 2005. Management does not believe the adoption of this statement will have any immediate material impact on the Company.

NOTE 3 – GOING CONCERN

The Company has incurred substantial losses, has accumulated deficit, and needs additional working capital. Those matters raise substantial doubt about the Company’s ability to continue as a going concern. Management of the Company is developing a plan to reduce operating expenses and obtain an infusion of capital through either public or private investment. The ability of the Company to continue as a going concern is dependent on management’s successful reduction of operating expenses and successful capital infusion. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

As shown in the accompanying financial statements, the Company suffered losses of $743,019 and $12,389 for years ended December 31, 2005 and 2004, respectively.

BAYSHORE MEDIA GROUP

(A DEVELOPING STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

NOTE 4 – PROPERTY AND EQUIPMENT

Property and equipment as of December 31, 2005 is summarized as follows:

Automobiles	$147,823
Office Equipment	3,355
151,178
Less accumulated depreciation	(30,044)

Property and Equipment, net	$121,134

NOTE 5 – ACCRUED EXPENSES

Accrues expenses at December 31, 2005 consist of:

Management Compensation	$360,000
Accrued Interest	4,014
$364,014

NOTE 6 – LONG-TERM DEBT

Long-term debt as of December 31, 2005 consists of the following:

Note payable to a bank for two automobiles, due in monthly installments of $1,378 and $1,450 including interest at 8.25% and 8.50%, respectively. Secured by two automobiles.	$89,644
Less: current portion	(33,938)

Long-term debt	55,706

NOTE 7 – INCOME TAX

As of December 31, 2005, the Company has net operating loss carryforwards, approximately of $355,023 to reduce future taxable income. To the extent not utilized, the carryforwards will begin to expire through 2025. The Company’s ability to utilize its net operating loss carryforward is uncertain and thus a valuation reserve has been provided against the Company’s net deferred tax assets.

The net deferred tax assets consist of the following:

	December 31,
	2005	2004
Deferred tax assets:
Net operating loss carryforwards	$120,708	$4,036
Organizational costs disallowed	52	52
Less: valuation allowance	(120,760)	(4,088)
Total net deferred tax assets	$—	$—

BAYSHORE MEDIA GROUP

(A DEVELOPING STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

NOTE 8 – NET LOSS PER SHARE

The following table sets forth the computation of basic and diluted net loss per share:

	For Years Ended December 31,
	2005	2004
Numerator:
Net Loss	$(743,019)	$(12,389)

Denominator:
Weighted average common shares outstanding	95,225,000	1,000

Basic and diluted net loss per share	$(0.01)	$(12.39)

NOTE 9 – RELATED PARTIES TRANSACTIONS

The Company had a note payable to a related party in the amounts of $195,195 as of December 31, 2005 and $22,389 as of December 31, 2004. The note bears interest at 7.5% per annum, is unsecured and due on demand.

The inventory, which consists of finished films, was provided to the Company by a related party in exchange of 70,000,000 shares of common stock.

Two vehicles were transferred to the Company by two related parties. The Company assumed the vehicles at the market value at the time of the transfer and assumed all the remaining liabilities.

NOTE 10 – COMMITMENTS

The Company leases its office facility under a lease agreement. The agreement requires a monthly payment of $5,000 and expires in October 31, 2006. The Company is also responsible for payment of certain costs incidental to the use of the facilities. The payment for this lease agreement totalled $60,000 and $10,000 for the years ended December 31, 2005 and 2004, respectively.

The minimum future lease commitments under the facility lease at December 31, 2005 are as follows:

Year ending December 31,	Total Payments
2006	$50,000

NOTE 11 – SEGMENT INFORMATION

The Company is currently managed and operated as one business. The entire business is managed by a single management team that reports to the Company’s President. The Company does not operate separate lines of business or separate business entities with respect to any of its product candidates. Accordingly, the Company does not prepare discrete financial information with respect to separate product areas or by location and dose not have separately reportable segments as defined by SFAS No. 131 “Disclosures about Segments of an Enterprise and Related Information”.

BAYSHORE MEDIA GROUP

(A DEVELOPING STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

NOTE 12 – GUARANTEES

The Company from time to time enters into certain types of contracts that contingently require the Company to indemnify parties against third-party claims. These contracts primarily relate to: (i) divestiture agreements, under which the Company may provide customary indemnifications to purchasers of the Company’s businesses or assets; and (ii) certain agreements with the Company’s officers, directors and employees, under which the Company may be required to indemnify such persons for liabilities arising our of their employment relationship.

The terms of such obligations vary. Generally, a maximum obligation is not explicitly stated. Because the obligated amounts of these types of agreements often are not explicitly stated, the overall maximum amount of the obligation cannot be reasonably estimated. Historically, the Company has not been obligated to make significant payments for these obligations, and no liabilities have been recorded for these obligations on its balance sheet as of December 31, 2005.

NOTE 13 – SUBSEQUENT EVENTS

The Company is entering into a Stock Purchase Agreement with a publicly-held shell company. The Company is considering to going through a reverse merger with the publicly-held shell company and operate under its current legal name.

APPENDIX H

______________________________________

Trugman Valuation

ASSOCIATES, INC.

______________________________________

The certified leader in business valuation expertise

September 16, 2005

Mr. Bryan Abboud

Mr. Clinton Snyder

Global Entertainment Holdings/Equities, Inc.

703 Waterford Way

Miami, FL 33126

Re:

Valuation of Global Entertainment shares

Gentlemen:

Pursuant to your request, we have performed a business valuation of the common equity of Global Entertainment Holdings/Equities, Inc. (“Global” or “The Company”) as of August 31, 2005. The purpose of this valuation is to provide a value of the common stock, on a per share basis for the purpose of assisting you, and the board of directors, in designing a transaction whereby the company will be taken private. Pursuant to the retainer agreement signed with our firm, this report shall be used for that purpose, and for no other purpose. It should not be distributed to anyone other than the officers and board members of Global.

The purpose of this business valuation is to determine the fair market value of the subject property. Said fair market value is defined to be a value at which a willing seller and willing buyer, both being informed of the relevant facts about the business, could reasonably conduct a transaction, neither party acting under any compulsion to do so.

The client has specifically requested that the appraisal report be in the form of a letter with attached schedules showing the basis of the valuation calculations. Therefore, while the appraisal was performed in accordance with the Uniform Standards of Professional Appraisal Practice, the report is in a summary format. Documentation shall be maintained in our workpapers to support our analysis and conclusions.

This appraisal is subject to the following contingent and limiting conditions:

1.

Information, estimates, and opinions contained in this report are obtained from sources considered reliable; however, Trugman Valuation Associates, Inc. has not independently verified such information and no liability for such sources is assumed by this appraiser.

2.

All facts and data set forth in the report are true and accurate to the best of the appraiser’s knowledge and belief. We have not knowingly withheld or omitted anything from our report affecting our value estimate.

3.

Possession of this report, or a copy thereof, does not carry with it the right of publication of all or part of it, nor may it be used for any purpose without the previous written consent of the appraiser, and in any event only with proper authorization. Authorized copies of this report will be signed in blue ink by a partner of Trugman Valuation Associates, Inc. Unsigned copies, or copies not signed in blue ink, should be considered to be incomplete.

4.

None of the contents of this valuation report shall be conveyed to any third party or to the public through any means without the express written consent of Trugman Valuation Associates, Inc.

5.

No investigation of titles to property or any claims on ownership of the property by any individuals or company has been undertaken. Unless otherwise stated in our report, title is assumed to be clear and free of encumbrances and as provided to the appraiser.

6.

Unless otherwise provided for in writing and agreed to by both parties in advance, the extent of the liability for the completeness or accuracy of the data, opinions, comments, recommendations and/or conclusions shall not exceed the amount paid to the appraisers for professional fees and, then, only to the party(s) for whom this report was originally prepared.

7.

The various estimates of value presented in this report apply to this appraisal only and may not be used out of the context presented herein. Any other use of this report may lead the user to an incorrect conclusion for which Trugman Valuation Associates, Inc. assumes no responsibility.

8.

The appraisal estimate of fair market value reached in this report is necessarily based on the definition of fair market value as stated in the Introduction Section. An actual transaction in the shares may be concluded at a higher value or lower value, depending on the circumstances surrounding the company, the appraised business interest and/or the motivations and knowledge of both the buyers and sellers at that time. Trugman Valuation Associates, Inc. makes no guarantees as to what values individual buyers and sellers may reach in an actual transaction.

9.

It should be specifically noted that the valuation assumes the business will be competently managed and maintained by financially sound owners, over the expected period of ownership. This appraisal engagement does not entail an evaluation of management’s effectiveness, nor are we responsible for future marketing efforts and other management or ownership actions upon which actual results will depend.

10.

No opinion is intended to be expressed for matters that require legal or other specialized expertise, investigation or knowledge beyond that customarily employed by appraisers valuing businesses.

11.

It is assumed that there are no regulations of any government entity to control or restrict the use of the underlying assets, unless specifically referred to in the report and that the underlying assets will not operate in violation of any applicable government regulations, codes, ordinances or statutes.

12.

Valuation reports may contain prospective financial information, estimates or opinions that represent the view of the appraiser about reasonable expectations at a particular point in time, but such information, estimates or opinions are not offered as predictions or as assurances that a particular level of income or profit will be achieved, or that specific events will occur.

13.

We assume that there are no hidden or unexpected conditions of the business that would adversely affect value, other than as indicated in this report.

DOCUMENTATION REVIEWED BY APPRAISER

A significant amount of documentation was reviewed by the appraiser. This included information that was requested from Global as well as information that the appraiser researched independently. A visit was made to The Company’s Miami facility on September 6, at which time the appraiser spent most of the time discussing The Company and the documentation that was supplied by The Company with Clinton Snyder, Chief Financial Officer. The appraiser also spoke with Bryan Abboud, Chief Executive Officer.

In our opinion, all documentation that was requested for us to opine on the value of the equity of The Company, was provided to the appraiser. We do not believe that our services were in any way limited by not receiving the information that we requested.

VALUATION

Global is a publicly traded company that is traded on the Over The Counter (OTC) Bulletin Board under the symbol GAMM. The Company’s stock is very thinly traded, and as such, we do not believe that the current market price is reflective of the true fair market value of the stock. Limited transactions, particularly of “penny stocks” can have the price influenced by either insiders that have special motivations for buying or selling shares, or speculators that are willing to gamble on an increase in the price of the shares as a result of the stock being able to be purchased for mere pennies per share.

In order to proceed with the valuation, we analyzed the historical financial statements as reported in Form 10KSB filed with the Securities and Exchange Commission. The August 2005 financial statements were not part of a Form 10KSB as the most recent period has not been filed yet. We were provided with unaudited financial statements prepared by

Global through July 31, 2005. We were informed that the August 31, 2005 financial statements would not materially change the financial condition of The Company.

Revenues rose from December 2000 through December 2002 but have steadily declined since that time. Reported net income has been extremely inconsistent, with the last two fiscal years showing significant losses. Depreciation and amortization is a significant expense of The Company, as it capitalizes its software development and writes these costs off over a three-year period.

Global’s reported net income has been as follows:

	2002	2003	2004	2005 [1]
Net Income	$166,913	$(1,478,553)	$(748,469)	$229,180

———————

1.

This represents the latest twelve months ended June 30, 2005.

Several items were normalized to either reflect timing issues relating to expenses or to remove certain costs that are not expected to recur in the future. The net effect of these adjustments is shown below.

	2002	2003	2004	2005
Net Income	$182,570	$(522,910)	$(316,236)	$(68,153)

Global’s financial condition as reflected on its balance sheet shows a sharp reduction in stockholders’ equity through the end of December 2004 with a rebound at June 30, 2005.

An analysis of The Company was conducted using Integra Information’s Business Profiler product. We compared Global to. industry composite data for Standard Industrial Classification (SIC) Code 7372, Services, Prepackaged Software, Recognizing that there will always be differences in the description of the industry composite group and the subject company, the appraiser can still gain insight into such a comparison. The most compelling information is the industry growth rates. These are as follows:

Industry Growth	2001	2002	2003	2004	CAGR
Revenues	3.4%	-1.9%	4.0%	18.7%	5.8%
EBITDA	1.3%	-3.9%	1.9%	16.2%	3.6%
Pre-Tax Income	-5.8%	-10.6%	-6.6%	5.9%	-4.5%

Despite a growth in revenues, the industry’s earnings have not grown as much. These figures are for companies with a sales range of $2.5 million to $4.999 million, about the same size as Global.

VALUATION CALCULATIONS

All three approaches to value were considered by the appraiser. A brief description of these approaches is included below:

THE MARKET APPROACH : The market approach is fundamental to valuation as fair market value is determined by the market. Under this approach, the appraiser attempts to find guideline companies traded on a public stock exchange, in a same or similar industry as the appraisal subject that provides the appraiser with the ability to make a comparison between the pricing multiples that the public company trades at and the multiple that is deemed appropriate for the appraisal subject.

Another common variation of this approach is to locate entire companies that have been bought and sold in the marketplace, publicly traded or closely-held, that provides the appraiser with the ability to determine the multiples that resulted from the transaction. These multiples can then be applied to the appraisal subject, with or without adjustment, depending on the circumstances.

THE ASSET BASED APPROACH: The asset based approach, sometimes referred to as the cost approach, is an asset oriented approach rather than a market oriented approach. Each component of a business is valued separately, and summed up to derive the total value of the enterprise.

The appraiser estimates value, using this approach, by estimating the cost of duplicating or replacing the individual elements of the business property being appraised, item by item, asset by asset.

The tangible assets of the business are valued using this approach, although it cannot be used alone as many businesses have intangible value as well, to which this approach cannot easily be applied.

THE INCOME APPROACH: The income approach, sometimes referred to as the investment value approach, is an income oriented approach rather than an asset or market oriented approach. This approach assumes that an investor could invest in a property with similar investment characteristics, although not necessarily the same business.

The computations, using the income approach generally determine that the value of the business is equal to the present value of the future benefit stream to the owners. This is generally accomplished by either capitalizing a single period income stream or by discounting a series of income streams based on a multi-period forecast.

Since estimating the future income of a business is at times considered to be speculative, historic data is generally used as a starting point in several of the acceptable methods under the premise that history will repeat itself. The future cannot be ignored, however, since valuation is a prophecy of the future.

THE MARKET APPROACH

We attempted to apply the market approach by searching the public company portion of the Alacra database. The first search was conducted looking for companies in the United States with revenues under $75 million (about 15 times larger than Global) having a primary SIC code of 7372. We also included a keyword “gaming” to eliminate software companies that would be considered too different from Global to provide meaningful data. There were 20 companies located. Most of these companies were located outside the United States. When we imposed a restriction on the search to U.S. based companies, only five companies remained. We reviewed information about these companies and determined that they would not provide meaningful guidance in this valuation.

We then found a list of publicly traded companies on the website for Interactive Gaming News and used this list to expand our analysis. After analyzing these companies, we found that the information about many of them was either scarce or nonexistent due to them being traded on foreign stock exchanges.

The pricing multiples that could be determined for companies in this industry were so diverse that even when we attempted to run a regression model using this information, there was no apparent correlation between the data sets. Therefore, we determined that we could not use the guideline public company method within the market approach.

The next market approach method that we attempted was the transaction method. We searched the following databases:

BizComps

Pratt’s Stats

Done Deals

Thomson Financial Merger & Acquisition

In this instance, we could not determine if the target companies were truly similar to Global. There was not enough information in these databases to allow us to use this methodology with any degree of confidence in this valuation. Therefore, we did not use it.

ASSET BASED APPROACH

Although we considered the asset based approach, we did not use this approach as it is generally used for holding, as opposed to operating companies. This would equate to more of a liquidation approach where the assets and liabilities would be valued for a piecemeal liquidation. We believe that this approach is not appropriate under the circumstances of this appraisal.

INCOME APPROACH

Probably the most important approach in valuing a going concern, and the methodology that is closest to pure valuation theory is the discounted cash flow method. A buyer is interested in the expected cash flows in order to estimate the value that he or she would be willing to pay based on the risks and possible rewards of making the investment.

In order to proceed with this method, we requested a forecast from management. We did not merely accept this forecast, but we looked at the historical operation of The Company, the future outlook for the industry, the contractual situations for The Company, and applied judgment to the reasonableness of what we were provided with. Although we cannot guarantee the outcome of these forecasts, they are based on the best information known at this time.

Revenue projections were provided by management and are expected to decline over the near term. The Company’s largest customer has informed Global that it is in default of its contract by not delivering a software package on time. It is using this default as a negotiating wedge to reduce the amount that it is paying Global. At this time, there is uncertainty as to the manner in which this negotiation will be resolved. We have been informed by management that although they believe that the customer will be maintained, it will be with price concessions going forward. Competitive pressures will most likely require a modification to the current arrangement.

We reviewed the level of expenses provided to us for reasonableness and found that The Company was also making modifications to its expense structure to enable it to become more profitable despite the lower revenues. We eliminated interest expense as we decided to determine the value using a debt-free approach. This will take financing alternatives out of the valuation calculations, and allow a better indication of value to be achieved.

In order to determine cash flow, we used the historical balance sheets to estimate the various components going forward, we sent our forecasted balance sheet to management and received their concurrence as to the reasonableness of it.

In order to discount the forecasted cash flows to present value, we used a build up method for the discount rate. Information was obtained from the Federal Reserve Bulletin and lbbotson’s Cost of Capital .. in addition, adjustments were made to reflect the additional risk relative to an investment in the cash flows of The Company. As a result of our analysis, a weighted average cost of capital of 18 percent was deemed appropriate. Long term sustainable growth used in our model was 3 percent.

We prepared a previous valuation of Global in March 2004 that used a weighted average cost of capital of 11 percent .. We feel that an explanation is in order as to the significant increase in the discount rate used in this analysis. There appears to be a considerable amount of increased risk associated with an investment in Global at this valuation date, a level that is much greater than about a year ago. Currently, being in default on delivering a software package has put Global in a vulnerable position of having its revenues cut sharply by its largest customer, or even worse, potentially losing this customer completely. While management does not expect this to occur, if it did, Global would most likely have to liquidate.

Slightly more than a year ago, the financial outlook was considerably better for the company, and as such, a greater level of risk exists. These factors put Global’s management in the position of keeping the company afloat despite reduced revenues and increased costs. The cost of compliance of being a publicly traded company adds to the problem.

When all of these factors were considered, we believe that Global’s investors would require a greater return on investment.

The discounted cash flow calculations are shown at the back of this letter.

TRANSACTION WITH SHAREHOLDER

As previously mentioned, Trugman Valuation Associates, Inc. (through its former affiliation with Rachlin Cohen & Holtz LLP) had performed a valuation of Global in March 2004. This valuation was used as the basis to negotiate a buyout of a shareholder.

According to the notes to the financial statements of June 30, 2004, the buyout ultimately took place in 2004 for $644,000 for 2,859,919 shares, or at 22.5 cents per share.

CONCLUSION OF VALUE

In our opinion, the income approach should be afforded the greatest amount of weight in concluding value. There is a limited amount of information known about the target companies from the privately held databases as well as the publicly traded companies.

In our opinion, the value of Global, at the enterprise level, is approximately $1.6 million, or $0.20 per share based on 7,705,377 shares outstanding.

Thank you for allowing us to provide you with our opinion in this matter. Our appraiser’s certification and professional qualifications are attached to this report and are an integral part of it.

If we can be of further service to you, please do not hesitate to contact the undersigned.

Very truly yours,
Trugman Valuation Associates, Inc.
/s/ GARY TRUGMAN
Gary Trugman
CPA/ABV, MCBA, ASA, MVS

GLOBAL ENTERTAINMENT HOLDINGS/EQUITIES, INC.

703 Waterford Way, Suite 690

Miami, Florida 33126

Proxy for Special Shareholder Meeting

 _____ __, 2006

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Bryan Abboud as Proxy, with full power of substitution and revocation, the true and lawful attorney and proxy of the undersigned at the special meeting of shareholders (the “Meeting”) of Global Entertainment Holdings/Equities, Inc. (the “Company”) to be held   _____ __, 2006 at 9 a.m. (EDT), at 703 Waterford Way, Suite 690, Miami, Florida, or any adjournments thereof, to vote the shares of Common Stock of the Company standing in the name of the undersigned on the books of the Company, or such shares of Common Stock of the Company as the undersigned may otherwise be entitled to vote on the record date for Meeting with all powers the undersigned would possess if personally present at the Meeting, with respect to the matters set forth below and described in the Notice of the special meeting of shareholders, and the accompanying Proxy Statement of the Company.

Please indicate your voting preference by checking the desired item and returning to the Company.

1.

Approval of the sale of substantially all the assets of Global Entertainment by selling Global Entertainment’s software and hosting services operations pursuant to the terms of an asset purchase agreement between Global Entertainment and V.I.P. Management Services N.V. in connection with the acquisition of Bayshore Media Group.

For

☐

Against

☐

Abstain

☐

2.

Approval to amend Global Entertainment’s articles of incorporation to increase its authorized common stock to 500,000,000 shares.

For

☐

Against

☐

Abstain

☐

3.

Approval to effectuate a 3-to-1 reverse stock split of Global Entertainment’s outstanding common stock.

For

☐

Against

☐

Abstain

☐

The Board of Directors recommends a vote FOR proposal 1, 2 and 3.

This Proxy will be voted as specified by the shareholder, but if no choice is specified, it will be voted FOR Proposals 1, 2 and 3.

Note: The proxy holder is authorized to vote in his discretion upon such other business as may properly come before the meeting or any adjournments and postponements thereof.

Please sign exactly as your name appears on your certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such and submit powers of attorney or other appropriate document. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated ______________, 2006

Number of Shares Voted _______

____________________________

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Please fax to 305-373-4668 or mail to: 703 Waterford Way Ste 690, Miami FL 33126-4676